UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3329

Variable Insurance Products Fund
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio
VIP Equity-Income Portfolio
VIP Growth Portfolio
VIP Growth & Income Portfolio
VIP Growth Opportunities Portfolio
VIP Index 500 Portfolio
VIP Mid Cap Portfolio
VIP Overseas Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	<Click Here>	An example of shareholder expenses
VIP Contrafund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
VIP Equity-Income	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
VIP Growth	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
VIP Growth & Income	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
VIP Growth Opportunities	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
VIP Index 500	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
VIP Mid Cap	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
VIP Overseas	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Reports of Independent Registered Public Accounting Firms	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
VIP Contrafund
Initial Class
Actual	$ 1,000.00	$ 1,073.70	$ 3.50
HypotheticalA	$ 1,000.00	$ 1,021.83	$ 3.41
Service Class
Actual	$ 1,000.00	$ 1,072.90	$ 4.02
HypotheticalA	$ 1,000.00	$ 1,021.32	$ 3.92
Service Class 2
Actual	$ 1,000.00	$ 1,072.40	$ 4.81
HypotheticalA	$ 1,000.00	$ 1,020.57	$ 4.69
Service Class 2R
Actual	$ 1,000.00	$ 1,072.20	$ 4.81
HypotheticalA	$ 1,000.00	$ 1,020.57	$ 4.69
Investor Class
Actual	$ 1,000.00	$ 1,073.20	$ 4.13
HypotheticalA	$ 1,000.00	$ 1,021.22	$ 4.02
VIP Equity-Income
Initial Class
Actual	$ 1,000.00	$ 1,143.40	$ 3.13
HypotheticalA	$ 1,000.00	$ 1,022.28	$ 2.96
Service Class
Actual	$ 1,000.00	$ 1,142.80	$ 3.67
HypotheticalA	$ 1,000.00	$ 1,021.78	$ 3.47
Service Class 2
Actual	$ 1,000.00	$ 1,142.10	$ 4.48
HypotheticalA	$ 1,000.00	$ 1,021.02	$ 4.23
	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
VIP Equity-Income - continued
Service Class 2R
Actual	$ 1,000.00	$ 1,141.90	$ 4.48
HypotheticalA	$ 1,000.00	$ 1,021.02	$ 4.23
Investor Class
Actual	$ 1,000.00	$ 1,142.70	$ 3.78
HypotheticalA	$ 1,000.00	$ 1,021.68	$ 3.57
VIP Growth
Initial Class
Actual	$ 1,000.00	$ 1,068.50	$ 3.70
HypotheticalA	$ 1,000.00	$ 1,021.63	$ 3.62
Service Class
Actual	$ 1,000.00	$ 1,067.90	$ 4.22
HypotheticalA	$ 1,000.00	$ 1,021.12	$ 4.13
Service Class 2
Actual	$ 1,000.00	$ 1,066.90	$ 5.00
HypotheticalA	$ 1,000.00	$ 1,020.37	$ 4.89
Service Class 2R
Actual	$ 1,000.00	$ 1,067.20	$ 4.95
HypotheticalA	$ 1,000.00	$ 1,020.42	$ 4.84
Investor Class
Actual	$ 1,000.00	$ 1,068.10	$ 4.27
HypotheticalA	$ 1,000.00	$ 1,021.07	$ 4.18
VIP Growth & Income
Initial Class
Actual	$ 1,000.00	$ 1,112.50	$ 3.25
HypotheticalA	$ 1,000.00	$ 1,022.13	$ 3.11
Service Class
Actual	$ 1,000.00	$ 1,112.60	$ 3.78
HypotheticalA	$ 1,000.00	$ 1,021.63	$ 3.62
Service Class 2
Actual	$ 1,000.00	$ 1,111.40	$ 4.58
HypotheticalA	$ 1,000.00	$ 1,020.87	$ 4.38
Investor Class
Actual	$ 1,000.00	$ 1,112.10	$ 3.89
HypotheticalA	$ 1,000.00	$ 1,021.53	$ 3.72
VIP Growth Opportunities
Initial Class
Actual	$ 1,000.00	$ 1,101.90	$ 3.97
HypotheticalA	$ 1,000.00	$ 1,021.42	$ 3.82
Service Class
Actual	$ 1,000.00	$ 1,101.40	$ 4.45
HypotheticalA	$ 1,000.00	$ 1,020.97	$ 4.28
Service Class 2
Actual	$ 1,000.00	$ 1,100.10	$ 5.35
HypotheticalA	$ 1,000.00	$ 1,020.11	$ 5.14
Investor Class
Actual	$ 1,000.00	$ 1,100.90	$ 4.77
HypotheticalA	$ 1,000.00	$ 1,020.67	$ 4.58
VIP Index 500
Initial Class
Actual	$ 1,000.00	$ 1,127.00	$ .54
HypotheticalA	$ 1,000.00	$ 1,024.70	$ .51
Service Class
Actual	$ 1,000.00	$ 1,126.50	$ 1.07
HypotheticalA	$ 1,000.00	$ 1,024.20	$ 1.02
	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
VIP Index 500 - continued
Service Class 2
Actual	$ 1,000.00	$ 1,125.60	$ 1.88
HypotheticalA	$ 1,000.00	$ 1,023.44	$ 1.79
VIP Mid Cap
Initial Class
Actual	$ 1,000.00	$ 1,055.60	$ 3.58
HypotheticalA	$ 1,000.00	$ 1,021.73	$ 3.52
Service Class
Actual	$ 1,000.00	$ 1,054.90	$ 4.09
HypotheticalA	$ 1,000.00	$ 1,021.22	$ 4.02
Service Class 2
Actual	$ 1,000.00	$ 1,054.20	$ 4.87
HypotheticalA	$ 1,000.00	$ 1,020.47	$ 4.79
Investor Class
Actual	$ 1,000.00	$ 1,055.00	$ 4.20
HypotheticalA	$ 1,000.00	$ 1,021.12	$ 4.13
VIP Overseas
Initial Class
Actual	$ 1,000.00	$ 1,119.60	$ 4.81
HypotheticalA	$ 1,000.00	$ 1,020.67	$ 4.58
Service Class
Actual	$ 1,000.00	$ 1,119.10	$ 5.34
HypotheticalA	$ 1,000.00	$ 1,020.16	$ 5.09
Service Class 2
Actual	$ 1,000.00	$ 1,118.70	$ 6.14
HypotheticalA	$ 1,000.00	$ 1,019.41	$ 5.85
Initial Class R
Actual	$ 1,000.00	$ 1,119.90	$ 4.81
HypotheticalA	$ 1,000.00	$ 1,020.67	$ 4.58
Service Class R
Actual	$ 1,000.00	$ 1,119.30	$ 5.29
HypotheticalA	$ 1,000.00	$ 1,020.21	$ 5.04
Service Class 2R
Actual	$ 1,000.00	$ 1,118.40	$ 6.09
HypotheticalA	$ 1,000.00	$ 1,019.46	$ 5.80
Investor Class R
Actual	$ 1,000.00	$ 1,119.40	$ 5.45
HypotheticalA	$ 1,000.00	$ 1,020.06	$ 5.19

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

Annualized Expense Ratio
VIP Contrafund
Initial Class	.67%
Service Class	.77%
Service Class 2.92%
Service Class 2R	.92%
Investor Class	.79%
VIP Equity-Income
Initial Class	.58%
Service Class	.68%
Service Class 2.83%
Service Class 2R	.83%
Investor Class	.70%
Annualized Expense Ratio
VIP Growth
Initial Class	.71%
Service Class	.81%
Service Class 2.96%
Service Class 2R	.95%
Investor Class	.82%
VIP Growth & Income
Initial Class	.61%
Service Class	.71%
Service Class 2.86%
Investor Class	.73%
VIP Growth Opportunities
Initial Class	.75%
Service Class	.84%
Service Class 2	1.01%
Investor Class	.90%
VIP Index 500
Initial Class	.10%
Service Class	.20%
Service Class 2.35%
VIP Mid Cap
Initial Class	.69%
Service Class	.79%
Service Class 2.94%
Investor Class	.81%
VIP Overseas
Initial Class	.90%
Service Class	1.00%
Service Class 2	1.15%
Initial Class R	.90%
Service Class R	.99%
Service Class 2R	1.14%
Investor Class R	1.02%

Annual Report

VIP Contrafund Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Contrafund - Initial Class	11.72%	11.93%	11.18%
VIP Contrafund - Service ClassA	11.59%	11.82%	11.08%
VIP Contrafund - Service Class 2B	11.43%	11.65%	10.97%
VIP Contrafund - Investor ClassC	11.60%	11.88%	11.16%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

VIP Contrafund Portfolio

VIP Contrafund Portfolio

Management's Discussion of Fund Performance

Comments from William Danoff, Portfolio Manager of VIP Contrafund Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

VIP Contrafund trailed the S&P 500® Index for the 12 months ending December 31, 2006. (For specific portfolio performance results, please refer to the performance section of this report.) The fund's growth bias was partially responsible for the shortfall versus the index, as value stocks outperformed growth stocks for the seventh consecutive year, with the remainder coming mostly from unfavorable stock and sector selection. Several of the fund's health care and energy picks performed poorly, among them biotechnology giant Genentech, health services provider Aetna, which the fund ultimately sold, and Canadian natural gas producer EnCana. Underweighting integrated oil firm Exxon Mobil detracted as well. Underweighting robust segments of the financial services sector, such as securities brokers, together with an overweighting in lackluster parts of the information technology sector, such as semiconductors, also hurt. Chip maker Marvell Technology was another laggard, and a nearly 10% average weighting in cash hurt as well. Good stock selection in the materials and telecommunication services sectors was beneficial to overall performance, with notable contributions from such stocks as America Movil, the consumer-oriented Latin American wireless provider, and Glamis Gold, a strong-producing mining company that was acquired during the period. Akamai Technologies, a software/services provider that helps improve the efficiency of the Internet, also contributed. Steering mostly clear of chip maker Intel, whose share price declined, helped as well.

Note to shareholders: Effective November 9, 2006, Jason Weiner no longer serves as Associate Portfolio Manager of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Contrafund Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	4.3	3.7
Berkshire Hathaway, Inc. Class A	2.7	2.3
Hewlett-Packard Co.	2.6	1.5
Genentech, Inc.	2.4	2.4
America Movil SA de CV Series L sponsored ADR	2.2	1.5
Procter & Gamble Co.	2.2	1.6
Apple Computer, Inc.	1.9	1.1
The Walt Disney Co.	1.7	1.1
Wells Fargo & Co.	1.7	1.6
Roche Holding AG (participation certificate)	1.6	1.4
	23.3
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.2	18.0
Information Technology	17.8	17.1
Health Care	10.6	9.9
Consumer Discretionary	9.8	8.1
Consumer Staples	7.3	6.3
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stocks 91.3%		Stocks 90.3%
	Short-Term Investments and Net Other Assets 8.7%		Short-Term Investments and Net Other Assets 9.7%
* Foreign investments	23.6%	** Foreign investments	26.6%

VIP Contrafund Portfolio

VIP Contrafund Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 91.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.8%
Auto Components - 0.0%
Johnson Controls, Inc.	50,800	$ 4,364,736
Automobiles - 0.7%
Honda Motor Co. Ltd.	253,300	10,015,482
Nissan Motor Co. Ltd.	178,500	2,148,597
Renault SA	96,200	11,557,295
Toyota Motor Corp.	1,931,600	129,716,598
		153,437,972
Distributors - 0.1%
Li & Fung Ltd.	6,246,000	19,432,678
Hotels, Restaurants & Leisure - 1.9%
Ambassadors Group, Inc.	556,599	16,892,780
Aristocrat Leisure Ltd. (d)	1,192,603	14,968,909
California Pizza Kitchen, Inc. (a)	231,894	7,724,389
Carrols Restaurant Group, Inc.	150,700	2,136,926
Chipotle Mexican Grill, Inc.:
Class A (d)	559,350	31,882,950
Class B (a)	44,082	2,292,264
International Game Technology	115,200	5,322,240
Las Vegas Sands Corp. (a)	831,680	74,418,726
Marriott International, Inc. Class A	426,300	20,343,036
McDonald's Corp.	788,754	34,965,465
MGM Mirage, Inc. (a)	130,500	7,484,175
Panera Bread Co. Class A (a)(d)	811,936	45,395,342
Starbucks Corp. (a)	1,788,393	63,344,880
Tim Hortons, Inc.	2,393,408	69,313,096
William Hill PLC	528,412	6,540,703
Wynn Resorts Ltd.	51,920	4,872,692
		407,898,573
Household Durables - 0.6%
Cyrela Brazil Realty SA	30,400	289,558
Gafisa SA (a)	87,100	1,267,057
Garmin Ltd. (d)	1,379,866	76,803,342
Koninklijke Philips Electronics NV (NY Shares)	347,700	13,066,566
Matsushita Electric Industrial Co. Ltd.	2,900	58,261
Sharp Corp.	657,000	11,313,314
Snap-On, Inc.	283,100	13,486,884
		116,284,982
Internet & Catalog Retail - 0.3%
Gmarket, Inc. sponsored ADR (d)	245,900	5,891,764
Liberty Media Holding Corp. - Interactive Series A (a)	1,090,774	23,527,995
Priceline.com, Inc. (a)	262,000	11,425,820
VistaPrint Ltd. (a)	452,200	14,972,342
		55,817,921
Media - 3.2%
Comcast Corp. Class A (special)	675,500	28,289,940
EchoStar Communications Corp. Class A (a)	999,306	38,003,607

	Shares	Value (Note 1)
Focus Media Holding Ltd. ADR (a)	124,500	$ 8,265,555
Grupo Televisa SA de CV (CPO) sponsored ADR	93,000	2,511,930
Liberty Media Holding Corp. - Capital Series A (a)	75,652	7,412,383
Live Nation, Inc. (a)	258,377	5,787,645
McGraw-Hill Companies, Inc.	891,434	60,635,341
News Corp. Class B	4,067,500	90,542,550
Omnicom Group, Inc.	220,077	23,006,850
Reuters Group PLC	864,400	7,537,952
The Walt Disney Co.	10,448,243	358,061,288
The Weinstein Co. II Holdings, LLC Class A-1 (a)(e)	11,499	11,499,000
Thomson Corp.	150,400	6,240,439
Time Warner, Inc.	762,000	16,596,360
		664,390,840
Multiline Retail - 0.8%
Federated Department Stores, Inc.	182,350	6,953,006
JCPenney Co., Inc.	107,350	8,304,596
Kohl's Corp. (a)	171,400	11,728,902
Marks & Spencer Group PLC	7,280,753	102,242,183
Nordstrom, Inc.	97,700	4,820,518
Saks, Inc.	378,200	6,739,524
Sears Holdings Corp. (a)	65,100	10,932,243
Target Corp.	118,200	6,743,310
		158,464,282
Specialty Retail - 1.8%
American Eagle Outfitters, Inc.	701,170	21,883,516
AutoZone, Inc. (a)	121,000	13,982,760
CarMax, Inc. (a)	335,300	17,982,139
Circuit City Stores, Inc.	1,967,072	37,335,027
Dick's Sporting Goods, Inc. (a)	134,400	6,584,256
Genesco, Inc.	154,926	5,778,740
Hennes & Mauritz AB (H&M) (B Shares)	58,722	2,967,967
Inditex SA	273,000	14,708,520
J. Crew Group, Inc.	970,423	37,409,807
Limited Brands, Inc.	1,112,700	32,201,538
Office Depot, Inc. (a)	1,421,380	54,254,075
Sherwin-Williams Co.	226,700	14,413,586
Staples, Inc.	1,113,375	29,727,113
TJX Companies, Inc.	3,027,800	86,352,856
		375,581,900
Textiles, Apparel & Luxury Goods - 0.4%
Burberry Group PLC	925,511	11,700,717
Coach, Inc. (a)	366,100	15,727,656
Crocs, Inc. (d)	179,197	7,741,310
Delta Woodside Industries, Inc. (a)	22,175	399
NIKE, Inc. Class B	198,100	19,617,843
Phillips-Van Heusen Corp.	168,100	8,433,577
Polo Ralph Lauren Corp. Class A	153,900	11,951,874
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Under Armour, Inc. Class A (sub. vtg.) (a)	173,500	$ 8,753,075
VF Corp.	123,000	10,095,840
		94,022,291
TOTAL CONSUMER DISCRETIONARY		2,049,696,175
CONSUMER STAPLES - 7.3%
Beverages - 2.7%
Anheuser-Busch Companies, Inc.	400,100	19,684,920
Boston Beer Co., Inc. Class A (a)	35,600	1,280,888
C&C Group PLC	804,200	14,279,930
Diageo PLC sponsored ADR	1,326,100	105,172,991
Grupo Modelo SA de CV Series C	409,500	2,273,884
InBev SA	65,817	4,339,367
PepsiCo, Inc.	3,808,162	238,200,533
The Coca-Cola Co.	3,650,509	176,137,059
		561,369,572
Food & Staples Retailing - 0.5%
Koninklijke Ahold NV sponsored ADR (a)	1,124,200	11,894,036
Kroger Co.	485,910	11,209,944
Safeway, Inc.	481,203	16,630,376
Susser Holdings Corp.	282,453	5,084,154
Tesco PLC	6,654,321	52,717,758
Walgreen Co.	297,500	13,652,275
		111,188,543
Food Products - 1.1%
Bunge Ltd.	40,600	2,943,906
Campbell Soup Co.	293,400	11,410,326
General Mills, Inc.	210,500	12,124,800
Groupe Danone	499,803	75,749,623
Kellogg Co.	805,566	40,326,634
Nestle SA (Reg.)	123,840	43,990,910
Ralcorp Holdings, Inc. (a)	108,000	5,496,120
TreeHouse Foods, Inc. (a)	734,118	22,904,482
Wm. Wrigley Jr. Co.	328,850	17,008,122
		231,954,923
Household Products - 2.8%
Colgate-Palmolive Co.	1,881,323	122,737,513
Procter & Gamble Co.	7,041,011	452,525,777
		575,263,290
Personal Products - 0.2%
Avon Products, Inc.	348,946	11,529,176
Bare Escentuals, Inc.	274,802	8,538,098
Herbalife Ltd. (a)	374,250	15,029,880
		35,097,154
TOTAL CONSUMER STAPLES		1,514,873,482

	Shares	Value (Note 1)
ENERGY - 6.6%
Energy Equipment & Services - 1.2%
Schlumberger Ltd. (NY Shares)	3,569,153	$ 225,427,703
Smith International, Inc.	707,850	29,071,400
		254,499,103
Oil, Gas & Consumable Fuels - 5.4%
BG Group PLC sponsored ADR	94,600	6,474,424
Canadian Oil Sands Trust unit	1,356,200	37,929,401
Chesapeake Energy Corp.	130,700	3,796,835
Chevron Corp.	85,000	6,250,050
China Coal Energy Co. Ltd. (H Shares)	1,727,000	1,121,241
China Petroleum & Chemical Corp. sponsored ADR (d)	131,640	12,195,130
ConocoPhillips	67,200	4,835,040
EnCana Corp.	5,667,284	260,811,715
EOG Resources, Inc.	291,200	18,185,440
Exxon Mobil Corp.	3,947,300	302,481,599
Imperial Oil Ltd.	688,000	25,330,909
Murphy Oil Corp.	1,114,500	56,672,325
Newfield Exploration Co. (a)	89,800	4,126,310
Noble Energy, Inc.	1,184,724	58,134,407
Occidental Petroleum Corp.	200,487	9,789,780
PetroChina Co. Ltd. sponsored ADR	880,300	123,928,634
Petroleo Brasileiro SA Petrobras sponsored ADR	21,300	2,193,687
Petroplus Holdings AG	671,356	40,756,671
Repsol YPF SA sponsored ADR	59,300	2,045,850
Sibir Energy PLC (a)	280,965	2,366,221
Valero Energy Corp.	2,544,079	130,155,082
W&T Offshore, Inc.	125,200	3,846,144
XTO Energy, Inc.	391,400	18,415,370
		1,131,842,265
TOTAL ENERGY		1,386,341,368
FINANCIALS - 21.2%
Capital Markets - 1.6%
Bank of New York Co., Inc.	127,700	5,027,549
Charles Schwab Corp.	3,504,388	67,774,864
Franklin Resources, Inc.	137,405	15,137,909
Goldman Sachs Group, Inc.	760,200	151,545,870
Lazard Ltd. Class A	163,902	7,759,121
Lehman Brothers Holdings, Inc.	154,630	12,079,696
Mellon Financial Corp.	846,482	35,679,216
Morgan Stanley	249,800	20,341,214
SEI Investments Co.	363,300	21,638,148
State Street Corp.	46,300	3,122,472
		340,106,059
Commercial Banks - 5.0%
Allied Irish Banks PLC	2,699,300	82,031,727
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Anglo Irish Bank Corp. PLC	3,246,282	$ 67,328,999
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	1,161,400	27,943,284
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.)	427,000	15,436,050
Banco Santander Central Hispano SA sponsored ADR	2,207,800	41,197,548
Bank of Ireland	2,287,387	52,846,646
BOK Financial Corp.	100,300	5,514,494
Compass Bancshares, Inc.	394,800	23,549,820
Credicorp Ltd. (NY Shares)	102,100	4,179,974
HDFC Bank Ltd. sponsored ADR	109,300	8,249,964
HSBC Holdings PLC sponsored ADR	425,317	38,980,303
M&T Bank Corp.	983,400	120,132,144
National Australia Bank Ltd.	524,700	16,711,695
Royal Bank of Scotland Group PLC	1,544,300	60,280,054
Shinhan Financial Group Co. Ltd.	170,180	8,691,991
Standard Chartered PLC (United Kingdom)	637,800	18,637,515
SunTrust Banks, Inc.	216,900	18,317,205
Toronto-Dominion Bank	244,500	14,619,674
U.S. Bancorp, Delaware	1,021,712	36,975,757
Uniao de Bancos Brasileiros SA (Unibanco) GDR	83,800	7,790,048
United Bankshares, Inc., West Virginia	61,300	2,369,245
Wachovia Corp.	307,841	17,531,545
Wells Fargo & Co.	9,865,700	350,824,292
		1,040,139,974
Consumer Finance - 1.2%
American Express Co.	3,359,450	203,817,832
SLM Corp.	1,190,800	58,075,316
		261,893,148
Diversified Financial Services - 2.9%
Bank of America Corp.	4,443,700	237,249,143
CBOT Holdings, Inc. Class A (a)	204,000	30,899,880
Chicago Mercantile Exchange Holdings, Inc. Class A	49,896	25,434,486
Citigroup, Inc.	2,358,548	131,371,124
IntercontinentalExchange, Inc. (a)	186,990	20,176,221
International Securities Exchange, Inc. Class A	115,100	5,385,529
JPMorgan Chase & Co.	2,098,800	101,372,040
Moody's Corp.	797,700	55,089,162
		606,977,585
Insurance - 9.8%
ACE Ltd.	35,700	2,162,349
Admiral Group PLC	2,371,000	51,034,505
Allstate Corp. (d)	3,026,129	197,031,259
American International Group, Inc.	2,413,514	172,952,413
Assurant, Inc.	990,050	54,700,263

	Shares	Value (Note 1)
Axis Capital Holdings Ltd.	684,700	$ 22,848,439
Berkshire Hathaway, Inc. Class A (a)	5,120	563,148,800
Everest Re Group Ltd.	662,280	64,976,291
Genworth Financial, Inc. Class A (non-vtg.)	46,900	1,604,449
Lincoln National Corp.	1,403,004	93,159,466
Loews Corp.	1,870,016	77,549,564
Markel Corp. (a)	23,350	11,210,335
MetLife, Inc.	3,724,150	219,762,092
MetLife, Inc. unit	1,019,484	31,175,821
OneBeacon Insurance Group Ltd.	212,700	5,955,600
PartnerRe Ltd.	122,700	8,715,381
Progressive Corp.	623,139	15,092,427
Prudential Financial, Inc.	2,173,100	186,582,366
Shin Kong Financial Holding Co. Ltd.	2,046,000	2,203,916
The Chubb Corp.	2,626,800	138,983,988
The St. Paul Travelers Companies, Inc.	465,600	24,998,064
W.R. Berkley Corp.	1,564,162	53,979,231
White Mountains Insurance Group Ltd.	45,967	26,634,659
Willis Group Holdings Ltd.	120,800	4,796,968
Zenith National Insurance Corp.	252,600	11,849,466
		2,043,108,112
Real Estate Investment Trusts - 0.5%
CBL & Associates Properties, Inc.	391,742	16,982,016
Cedar Shopping Centers, Inc.	203,500	3,237,685
Douglas Emmett, Inc.	381,700	10,149,403
Equity Office Properties Trust	381,800	18,391,306
Equity Residential (SBI)	346,200	17,569,650
iStar Financial, Inc.	208,000	9,946,560
Public Storage, Inc.	27,600	2,691,000
Vornado Realty Trust	133,100	16,171,650
		95,139,270
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	955,378	31,718,550
Mitsui Fudosan Co. Ltd.	398,000	9,711,802
		41,430,352
TOTAL FINANCIALS		4,428,794,500
HEALTH CARE - 10.6%
Biotechnology - 4.2%
Actelion Ltd. (Reg.) (a)	66,129	14,539,212
Alexion Pharmaceuticals, Inc. (a)	122,979	4,967,122
Alnylam Pharmaceuticals, Inc. (a)	130,300	2,788,420
Amylin Pharmaceuticals, Inc. (a)	513,997	18,539,872
Arena Pharmaceuticals, Inc. (a)(d)	960,220	12,396,440
Biogen Idec, Inc. (a)	206,900	10,177,411
Celgene Corp. (a)	1,231,394	70,842,097
Genentech, Inc. (a)	6,260,450	507,910,309
Genmab AS (a)	277,000	18,635,036
Gilead Sciences, Inc. (a)	2,402,599	156,000,753
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Biotechnology - continued
MannKind Corp. (a)(d)	1,377,436	$ 22,713,920
MannKind Corp. warrants 8/3/10 (a)(e)	86,731	679,129
Medarex, Inc. (a)	2,261,179	33,442,837
Omrix Biopharmaceuticals, Inc. (a)	182,700	5,528,502
Tanox, Inc. (a)	296,123	5,892,848
Vertex Pharmaceuticals, Inc. (a)	86,500	3,236,830
		888,290,738
Health Care Equipment & Supplies - 1.3%
Alcon, Inc.	103,600	11,579,372
Becton, Dickinson & Co.	98,600	6,916,790
C.R. Bard, Inc.	486,960	40,403,071
DENTSPLY International, Inc.	1,060,924	31,668,581
Gen-Probe, Inc. (a)	510,200	26,719,174
Immucor, Inc. (a)	164,086	4,796,234
Inverness Medical Innovations, Inc. (a)	134,800	5,216,760
IRIS International, Inc. (a)	71,500	904,475
Kyphon, Inc. (a)	686,878	27,749,871
Mindray Medical International Ltd. sponsored ADR	195,300	4,671,576
Nobel Biocare Holding AG (Switzerland)	71,178	21,036,035
Northstar Neuroscience, Inc.	307,824	4,426,509
NuVasive, Inc. (a)	330,637	7,637,715
ResMed, Inc. (a)	792,300	38,997,006
Sirona Dental Systems, Inc.	315,200	12,138,352
St. Jude Medical, Inc. (a)	258,852	9,463,629
Stryker Corp.	159,000	8,762,490
		263,087,640
Health Care Providers & Services - 0.4%
Healthspring, Inc.	38,084	775,009
HMS Holdings Corp. (a)	225,254	3,412,598
Humana, Inc. (a)	116,500	6,443,615
LHC Group, Inc. (a)	181,065	5,162,163
Nighthawk Radiology Holdings, Inc.	517,395	13,193,573
Patterson Companies, Inc. (a)	1,156,409	41,064,084
UnitedHealth Group, Inc.	78,085	4,195,507
VCA Antech, Inc. (a)	102,925	3,313,156
Visicu, Inc.	28,500	319,200
		77,878,905
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. (a)	92,900	2,507,371
Cerner Corp. (a)	46,100	2,097,550
Emdeon Corp. (a)	837,610	10,377,988
IMS Health, Inc.	144,100	3,959,868
Vital Images, Inc. (a)	80,800	2,811,840
		21,754,617
Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)	403,047	15,843,778

	Shares	Value (Note 1)
Techne Corp. (a)	30,222	$ 1,675,810
Waters Corp. (a)	92,500	4,529,725
		22,049,313
Pharmaceuticals - 4.5%
AstraZeneca PLC sponsored ADR	1,331,100	71,280,405
Johnson & Johnson	2,054,500	135,638,090
Merck & Co., Inc.	4,973,650	216,851,140
New River Pharmaceuticals, Inc. (a)	189,100	10,345,661
Novartis AG sponsored ADR	1,749,000	100,462,560
Roche Holding AG (participation certificate)	1,911,361	342,616,496
Schering-Plough Corp.	2,314,538	54,715,678
Shire PLC	112,000	2,322,997
		934,233,027
TOTAL HEALTH CARE		2,207,294,240
INDUSTRIALS - 7.0%
Aerospace & Defense - 0.7%
Lockheed Martin Corp.	1,015,535	93,500,307
Precision Castparts Corp.	124,500	9,745,860
Raytheon Co.	135,600	7,159,680
The Boeing Co.	500,526	44,466,730
United Technologies Corp.	48,100	3,007,212
		157,879,789
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	2,433,043	99,487,128
United Parcel Service, Inc. Class B	42,302	3,171,804
		102,658,932
Airlines - 1.1%
AMR Corp. (a)	206,350	6,237,961
British Airways PLC (a)	1,256,400	12,974,843
Continental Airlines, Inc. Class B (a)	49,800	2,054,250
Copa Holdings SA Class A	137,690	6,410,846
JetBlue Airways Corp. (a)	358,941	5,096,962
Republic Airways Holdings, Inc. (a)	461,376	7,741,889
Ryanair Holdings PLC sponsored ADR (a)(d)	1,938,369	157,977,074
Southwest Airlines Co.	1,125,968	17,249,830
TAM SA (PN) sponsored ADR (ltd. vtg.)	164,100	4,924,641
US Airways Group, Inc. (a)	192,150	10,347,278
		231,015,574
Commercial Services & Supplies - 0.4%
Aramark Corp. Class B	441,250	14,759,813
Brady Corp. Class A	246,241	9,179,864
Equifax, Inc.	185,904	7,547,702
Fuel Tech, Inc. (a)	214,629	5,288,459
Herman Miller, Inc.	271,292	9,864,177
Manpower, Inc.	165,100	12,370,943
Monster Worldwide, Inc. (a)	52,400	2,443,936
Robert Half International, Inc.	469,101	17,413,029
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Stericycle, Inc. (a)	34,200	$ 2,582,100
Teletech Holdings, Inc. (a)	122,400	2,922,912
		84,372,935
Construction & Engineering - 0.2%
Jacobs Engineering Group, Inc. (a)	500,130	40,780,600
Electrical Equipment - 1.0%
ABB Ltd. sponsored ADR	406,800	7,314,264
Cooper Industries Ltd. Class A	1,599,487	144,641,609
Q-Cells AG	916,616	41,228,667
SolarWorld AG	316,200	19,870,489
Suntech Power Holdings Co. Ltd. sponsored ADR	211,600	7,196,516
		220,251,545
Industrial Conglomerates - 0.6%
3M Co.	546,708	42,604,954
General Electric Co.	1,482,680	55,170,523
Hutchison Whampoa Ltd.	2,064,000	20,976,203
		118,751,680
Machinery - 1.8%
AGCO Corp. (a)	69,300	2,144,142
Cummins, Inc.	77,200	9,123,496
Danaher Corp.	2,771,450	200,763,838
Dover Corp.	85,000	4,166,700
IDEX Corp.	601,347	28,509,861
ITT Corp.	114,600	6,511,572
PACCAR, Inc.	1,907,097	123,770,595
Pall Corp.	129,800	4,484,590
TurboChef Technologies, Inc. (a)	62,137	1,057,572
Valmont Industries, Inc.	52,195	2,896,301
		383,428,667
Marine - 0.2%
American Commercial Lines, Inc. (a)	628,301	41,159,999
Road & Rail - 0.4%
Canadian National Railway Co.	1,274,900	54,746,349
Knight Transportation, Inc.	17,310	295,136
Landstar System, Inc.	443,076	16,916,642
Localiza Rent a Car SA	4,000	120,290
Swift Transportation Co., Inc. (a)	226,928	5,961,399
		78,039,816
Trading Companies & Distributors - 0.1%
Mitsui & Co. Ltd.	859,000	12,843,511
TOTAL INDUSTRIALS		1,471,183,048
INFORMATION TECHNOLOGY - 17.8%
Communications Equipment - 1.1%
Cisco Systems, Inc. (a)	3,934,500	107,529,885
F5 Networks, Inc. (a)	136,138	10,102,801
Nice Systems Ltd. sponsored ADR	219,900	6,768,522

	Shares	Value (Note 1)
Nokia Corp. sponsored ADR	1,405,300	$ 28,555,696
QUALCOMM, Inc.	1,143,597	43,216,531
Research In Motion Ltd. (a)	131,800	16,841,404
Riverbed Technology, Inc.	117,944	3,620,881
TomTom Group BV (a)(d)	196,100	8,470,921
		225,106,641
Computers & Peripherals - 5.1%
Apple Computer, Inc. (a)	4,684,974	397,473,194
EMC Corp. (a)	167,400	2,209,680
Hewlett-Packard Co.	13,075,600	538,583,964
NCR Corp. (a)	301,000	12,870,760
Network Appliance, Inc. (a)	2,286,561	89,816,116
Seagate Technology	166,400	4,409,600
Sun Microsystems, Inc. (a)	5,663,300	30,695,086
		1,076,058,400
Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc. (a)	69,700	2,429,045
Amphenol Corp. Class A	795,277	49,370,796
Daktronics, Inc.	74,500	2,745,325
Dolby Laboratories, Inc. Class A (a)	92,500	2,869,350
FLIR Systems, Inc. (a)	470,700	14,982,381
Hon Hai Precision Industry Co. Ltd. (Foxconn)	4,564,335	32,567,374
IPG Photonics Corp.	33,200	796,800
Mettler-Toledo International, Inc. (a)	321,000	25,310,850
Motech Industries, Inc.	691,993	8,537,093
National Instruments Corp.	82,750	2,254,110
Sunpower Corp. Class A (a)	15,000	557,550
Trimble Navigation Ltd. (a)	46,500	2,358,945
		144,779,619
Internet Software & Services - 5.0%
Akamai Technologies, Inc. (a)	2,476,448	131,548,918
Baidu.com, Inc. sponsored ADR (a)(d)	109,275	12,317,478
DealerTrack Holdings, Inc.	279,900	8,234,658
Google, Inc. Class A (sub. vtg.) (a)	1,935,299	891,166,468
WebEx Communications, Inc. (a)	26,609	928,388
		1,044,195,910
IT Services - 1.8%
Alliance Data Systems Corp. (a)	639,700	39,962,059
Cognizant Technology Solutions Corp. Class A (a)	1,221,300	94,235,508
First Data Corp.	500,746	12,779,038
Infosys Technologies Ltd. sponsored ADR	839,500	45,803,120
Isilon Systems, Inc.	117,600	3,245,760
Mastercard, Inc. Class A	679,000	66,874,710
Paychex, Inc.	453,265	17,922,098
SRA International, Inc. Class A (a)	1,209,800	32,350,052
The Western Union Co.	1,136,146	25,472,393
VeriFone Holdings, Inc. (a)	944,800	33,445,920
		372,090,658
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 2.1%
ASML Holding NV (NY Shares) (a)	966,300	$ 23,799,969
Broadcom Corp. Class A (a)	793,826	25,648,518
Hittite Microwave Corp. (a)	212,093	6,854,846
Intel Corp.	1,287,300	26,067,825
Lam Research Corp. (a)	1,079,441	54,641,303
Marvell Technology Group Ltd. (a)	6,947,916	133,330,508
MathStar, Inc. (a)	85,100	368,483
NVIDIA Corp. (a)	241,000	8,919,410
Renewable Energy Corp. AS (d)	1,577,900	28,850,368
Samsung Electronics Co. Ltd.	190,155	125,338,747
		433,819,977
Software - 2.0%
Activision, Inc. (a)	903,949	15,584,081
Adobe Systems, Inc. (a)	2,405,788	98,926,003
Amdocs Ltd. (a)	200,900	7,784,875
Autonomy Corp. PLC (a)	231,211	2,316,268
BEA Systems, Inc. (a)	981,300	12,344,754
BMC Software, Inc. (a)	921,050	29,657,810
Intuit, Inc. (a)	3,433,862	104,767,130
Nintendo Co. Ltd.	89,100	23,126,333
Opsware, Inc. (a)	1,848,158	16,300,754
Oracle Corp. (a)	3,820,400	65,481,656
Quality Systems, Inc.	6,581	245,274
Salesforce.com, Inc. (a)	293,576	10,700,845
SAP AG sponsored ADR	336,000	17,841,600
The9 Ltd. sponsored ADR (a)(d)	81,318	2,620,066
THQ, Inc. (a)	249,900	8,126,748
		415,824,197
TOTAL INFORMATION TECHNOLOGY		3,711,875,402
MATERIALS - 4.2%
Chemicals - 1.6%
Albemarle Corp.	46,000	3,302,800
Bayer AG	1,397,368	74,563,556
Ecolab, Inc.	1,853,271	83,767,849
Hercules, Inc. (a)	138,400	2,672,504
Lonza Group AG	26,218	2,264,864
Monsanto Co.	996,566	52,349,612
Praxair, Inc.	1,681,328	99,753,190
Rohm & Haas Co.	130,900	6,691,608
Wacker Chemie AG	31,800	4,138,621
		329,504,604
Containers & Packaging - 0.0%
Peak International Ltd. (a)	200,000	584,000
Metals & Mining - 2.6%
Aber Diamond Corp.	50	1,844
Agnico-Eagle Mines Ltd.	355,900	14,678,586
Allegheny Technologies, Inc.	46,281	4,196,761

	Shares	Value (Note 1)
Anglo American PLC ADR	1,893,444	$ 46,218,968
Bema Gold Corp. (a)	6,365,000	33,298,885
BHP Billiton Ltd. sponsored ADR (d)	674,970	26,830,058
Eldorado Gold Corp. (a)	2,600,600	14,073,573
First Quantum Minerals Ltd.	70,700	3,804,824
Freeport-McMoRan Copper & Gold, Inc. Class B	33,300	1,855,809
Gabriel Resources Ltd. (a)	1,732,500	7,518,396
Goldcorp, Inc.	6,416,960	182,217,449
Impala Platinum Holdings Ltd.	94,400	2,479,246
Ivanhoe Mines Ltd. (a)	1,858,000	18,325,043
Lihir Gold Ltd. (a)	7,458,571	18,369,923
Meridian Gold, Inc. (a)	431,700	12,006,888
Mittal Steel Co. NV Class A (NY Shares)	161,300	6,803,634
Newmont Mining Corp.	1,643,851	74,219,873
Nucor Corp.	405,650	22,172,829
Phelps Dodge Corp.	64,600	7,733,912
POSCO sponsored ADR (d)	333,500	27,570,445
Rio Tinto PLC (Reg.)	320,786	17,040,954
Shore Gold, Inc. (a)	154,200	813,319
US Gold Corp. (a)	583,200	2,945,160
US Gold Corp. warrants 2/22/11 (a)(e)	291,600	578,024
		545,754,403
TOTAL MATERIALS		875,843,007
TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	6,768,044	241,957,573
BellSouth Corp.	1,961,066	92,385,819
BT Group PLC sponsored ADR	123,200	7,378,448
Cbeyond, Inc. (a)	216,400	6,619,676
Qwest Communications International, Inc. (a)	7,733,206	64,726,934
Telefonica SA sponsored ADR	35,200	2,244,000
Telenor ASA sponsored ADR	341,700	19,282,131
		434,594,581
Wireless Telecommunication Services - 3.4%
America Movil SA de CV Series L sponsored ADR	10,234,300	462,795,046
American Tower Corp. Class A (a)	233,275	8,696,492
Bharti Airtel Ltd. (a)	948,153	13,968,143
China Mobile (Hong Kong) Ltd. sponsored ADR	702,700	30,370,694
Hutchison Telecommunications International Ltd. sponsored ADR (a)(d)	376,000	14,408,320
Leap Wireless International, Inc. (a)	27,423	1,630,846
NII Holdings, Inc. (a)	2,782,212	179,285,741
Rogers Communications, Inc. Class B (non-vtg.)	417,600	12,427,719
		723,583,001
TOTAL TELECOMMUNICATION SERVICES		1,158,177,582
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 1.3%
Electric Utilities - 0.5%
Entergy Corp.	355,500	$ 32,819,760
Exelon Corp.	761,900	47,153,991
FirstEnergy Corp.	480,000	28,944,000
		108,917,751
Gas Utilities - 0.1%
Energen Corp.	24,700	1,159,418
ONEOK, Inc.	133,600	5,760,832
Questar Corp.	25,500	2,117,775
Southern Union Co.	814,277	22,759,042
		31,797,067
Independent Power Producers & Energy Traders - 0.6%
AES Corp. (a)	2,890,600	63,708,824
Constellation Energy Group, Inc.	336,000	23,140,320
International Power PLC	2,986,700	22,330,853
Mirant Corp. (a)	89,000	2,809,730
NRG Energy, Inc.	38,500	2,156,385
TXU Corp.	164,477	8,916,298
		123,062,410
Multi-Utilities - 0.1%
PG&E Corp.	134,251	6,354,100
Sempra Energy	153,000	8,574,120
		14,928,220
TOTAL UTILITIES		278,705,448
TOTAL COMMON STOCKS (Cost $13,750,680,205)		19,082,784,252
Money Market Funds - 9.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.37% (b)	1,769,778,434	$ 1,769,778,434
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	148,653,985	148,653,985
TOTAL MONEY MARKET FUNDS (Cost $1,918,432,419)		1,918,432,419
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $15,669,112,624)		21,001,216,671
NET OTHER ASSETS - (0.5)%		(110,987,933)
NET ASSETS - 100%		$ 20,890,228,738
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $12,756,153 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
MannKind Corp. warrants 8/3/10	8/3/05	$ 2,168
The Weinstein Co. II Holdings, LLC Class A-1	10/19/05	$ 11,499,000
US Gold Corp. warrants 2/22/11	2/8/06	$ 143,408
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 90,665,381
Fidelity Securities Lending Cash Central Fund	2,957,952
Total	$ 93,623,333
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	76.4%
Canada	3.7%
United Kingdom	3.0%
Switzerland	2.8%
Mexico	2.2%
Bermuda	2.0%
Ireland	1.9%
Netherlands Antilles	1.1%
Others (individually less than 1%)	6.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

VIP Contrafund Portfolio

VIP Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $144,665,067) - See accompanying schedule: Unaffiliated issuers (cost $13,750,680,205)	$ 19,082,784,252
Fidelity Central Funds (cost $1,918,432,419)	1,918,432,419
Total Investments (cost $15,669,112,624)		$ 21,001,216,671
Cash		26,887
Foreign currency held at value (cost $436)		435
Receivable for investments sold		39,551,180
Receivable for fund shares sold		3,640,118
Dividends receivable		22,863,174
Interest receivable		7,609,669
Prepaid expenses		92,273
Other receivables		1,543,296
Total assets		21,076,543,703

Liabilities
Payable for investments purchased	$ 14,129,204
Payable for fund shares redeemed	9,089,220
Accrued management fee	9,782,554
Distribution fees payable	1,504,199
Other affiliated payables	1,510,311
Other payables and accrued expenses	1,645,492
Collateral on securities loaned, at value	148,653,985
Total liabilities		186,314,965

Net Assets		$ 20,890,228,738
Net Assets consist of:
Paid in capital		$ 15,312,443,553
Undistributed net investment income		567,221
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		245,158,378
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,332,059,586
Net Assets		$ 20,890,228,738

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($11,595,587,938 ÷ 368,459,440 shares)	$ 31.47

Service Class: Net Asset Value, offering price and redemption price per share ($2,766,342,895 ÷ 88,154,285 shares)	$ 31.38

Service Class 2: Net Asset Value, offering price and redemption price per share ($6,185,595,236 ÷ 198,829,611 shares)	$ 31.11

Service Class 2R: Net Asset Value, offering price and redemption price per share ($26,707,243 ÷ 860,972 shares)	$ 31.02

Investor Class: Net Asset Value, offering price and redemption price per share ($315,995,426 ÷ 10,060,742 shares)	$ 31.41

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Contrafund Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 189,945,909
Interest		556,837
Income from Fidelity Central Funds (including $2,957,952 from security lending income)		93,623,333
Total income		284,126,079

Expenses
Management fee	$ 106,556,930
Transfer agent fees	12,909,416
Distribution fees	14,140,653
Accounting and security lending fees	1,805,625
Custodian fees and expenses	1,464,621
Independent trustees' compensation	68,835
Appreciation in deferred trustee compensation account	7,546
Registration fees	85,937
Audit	147,786
Legal	336,758
Interest	17,744
Miscellaneous	1,885,730
Total expenses before reductions	139,427,581
Expense reductions	(1,791,798)	137,635,783
Net investment income (loss)		146,490,296
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $78,539)	1,752,017,692
Foreign currency transactions	(310,435)
Total net realized gain (loss)		1,751,707,257
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $8,892)	204,057,643
Assets and liabilities in foreign currencies	47,631
Total change in net unrealized appreciation (depreciation)		204,105,274
Net gain (loss)		1,955,812,531
Net increase (decrease) in net assets resulting from operations		$ 2,102,302,827

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 146,490,296	$ 85,893,455
Net realized gain (loss)	1,751,707,257	864,233,097
Change in net unrealized appreciation (depreciation)	204,105,274	1,358,561,074
Net increase (decrease) in net assets resulting from operations	2,102,302,827	2,308,687,626
Distributions to shareholders from net investment income	(229,158,054)	(34,307,236)
Distributions to shareholders from net realized gain	(1,647,656,034)	(2,452,648)
Total distributions	(1,876,814,088)	(36,759,884)
Share transactions - net increase (decrease)	3,705,781,627	1,801,725,122
Redemption fees	9,940	5,695
Total increase (decrease) in net assets	3,931,280,306	4,073,658,559

Net Assets
Beginning of period	16,958,948,432	12,885,289,873
End of period (including undistributed net investment income of $567,221 and undistributed net investment income of $84,552,685, respectively)	$ 20,890,228,738	$ 16,958,948,432

See accompanying notes which are an integral part of the financial statements.

VIP Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 31.03	$ 26.62	$ 23.13	$ 18.10	$ 20.13
Income from Investment Operations
Net investment income (loss) C	.27	.18	.08	.07	.10
Net realized and unrealized gain (loss)	3.30	4.32	3.49	5.05	(1.97)
Total from investment operations	3.57	4.50	3.57	5.12	(1.87)
Distributions from net investment income	(.42)	(.08)	(.08)	(.09)	(.16)
Distributions from net realized gain	(2.71)	(.01)	-	-	-
Total distributions	(3.13)	(.09) H	(.08)	(.09)	(.16)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.47	$ 31.03	$ 26.62	$ 23.13	$ 18.10
Total Return A, B	11.72%	16.94%	15.48%	28.46%	(9.35)%
Ratios to Average Net Assets D, F
Expenses before reductions	.66%	.66%	.68%	.67%	.68%
Expenses net of fee waivers, if any	.66%	.66%	.68%	.67%	.68%
Expenses net of all reductions	.65%	.64%	.66%	.65%	.64%
Net investment income (loss)	.85%	.66%	.35%	.34%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,595,588	$ 11,099,527	$ 9,127,616	$ 7,665,424	$ 5,956,028
Portfolio turnover rate E	75%	60%	64%	66%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.09 per share is comprised of distributions from net investment income of $.080 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 30.93	$ 26.53	$ 23.06	$ 18.04	$ 20.06
Income from Investment Operations
Net investment income (loss) C	.24	.16	.06	.05	.08
Net realized and unrealized gain (loss)	3.28	4.30	3.47	5.04	(1.96)
Total from investment operations	3.52	4.46	3.53	5.09	(1.88)
Distributions from net investment income	(.36)	(.06)	(.06)	(.07)	(.14)
Distributions from net realized gain	(2.71)	(.01)	-	-	-
Total distributions	(3.07)	(.06) H	(.06)	(.07)	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.38	$ 30.93	$ 26.53	$ 23.06	$ 18.04
Total Return A, B	11.59%	16.85%	15.34%	28.35%	(9.42)%
Ratios to Average Net Assets D, F
Expenses before reductions	.76%	.76%	.78%	.77%	.78%
Expenses net of fee waivers, if any	.76%	.76%	.78%	.77%	.78%
Expenses net of all reductions	.75%	.74%	.76%	.75%	.74%
Net investment income (loss)	.75%	.56%	.25%	.24%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,766,343	$ 2,503,244	$ 2,111,969	$ 1,695,467	$ 1,183,683
Portfolio turnover rate E	75%	60%	64%	66%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 30.69	$ 26.35	$ 22.93	$ 17.95	$ 20.00
Income from Investment Operations
Net investment income (loss) C	.19	.11	.02	.02	.05
Net realized and unrealized gain (loss)	3.26	4.27	3.45	5.02	(1.96)
Total from investment operations	3.45	4.38	3.47	5.04	(1.91)
Distributions from net investment income	(.32)	(.04)	(.05)	(.06)	(.14)
Distributions from net realized gain	(2.71)	(.01)	-	-	-
Total distributions	(3.03)	(.04) H	(.05)	(.06)	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.11	$ 30.69	$ 26.35	$ 22.93	$ 17.95
Total Return A, B	11.43%	16.65%	15.16%	28.20%	(9.60)%
Ratios to Average Net Assets D, F
Expenses before reductions	.91%	.91%	.93%	.93%	.93%
Expenses net of fee waivers, if any	.91%	.91%	.93%	.93%	.93%
Expenses net of all reductions	.90%	.89%	.91%	.90%	.90%
Net investment income (loss)	.60%	.40%	.10%	.09%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,185,595	$ 3,247,909	$ 1,638,617	$ 910,341	$ 439,157
Portfolio turnover rate E	75%	60%	64%	66%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.04 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 30.61	$ 26.29	$ 22.90	$ 17.95	$ 20.49
Income from Investment Operations
Net investment income (loss) C	.19	.11	.02	.02	.03
Net realized and unrealized gain (loss)	3.25	4.27	3.44	5.01	(2.57)
Total from investment operations	3.44	4.38	3.46	5.03	(2.54)
Distributions from net investment income	(.32)	(.05)	(.07)	(.08)	-
Distributions from net realized gain	(2.71)	(.01)	-	-	-
Total distributions	(3.03)	(.06) H	(.07)	(.08)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.02	$ 30.61	$ 26.29	$ 22.90	$ 17.95
Total Return A, B	11.43%	16.67%	15.15%	28.18%	(12.40)%
Ratios to Average Net Assets D, F
Expenses before reductions	.91%	.91%	.93%	.93%	.96%
Expenses net of fee waivers, if any	.91%	.91%	.93%	.93%	.96%
Expenses net of all reductions	.90%	.89%	.91%	.90%	.92%
Net investment income (loss)	.60%	.39%	.10%	.08%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,707	$ 19,596	$ 7,088	$ 2,705	$ 810
Portfolio turnover rate E	75%	60%	64%	66%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.050 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Contrafund Portfolio

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.00	$ 28.34
Income from Investment Operations
Net investment income (loss) E	.23	.06
Net realized and unrealized gain (loss)	3.30	2.60
Total from investment operations	3.53	2.66
Distributions from net investment income	(.41)	-
Distributions from net realized gain	(2.71)	-
Total distributions	(3.12)	-
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 31.41	$ 31.00
Total Return B, C, D	11.60%	9.39%
Ratios to Average Net Assets F, I
Expenses before reductions	.78%	.83% A
Expenses net of fee waivers, if any	.78%	.83% A
Expenses net of all reductions	.78%	.81% A
Net investment income (loss)	.73%	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 315,995	$ 88,673
Portfolio turnover rate G	75%	60%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Equity-Income Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Equity-Income - Initial Class	20.19%	8.96%	9.18%
VIP Equity-Income - Service Class A	20.08%	8.86%	9.08%
VIP Equity-Income - Service Class 2 B	19.93%	8.69%	8.96%
VIP Equity-Income - Investor Class C	20.04%	8.93%	9.16%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

VIP Equity-Income Portfolio

VIP Equity-Income Portfolio

Management's Discussion of Fund Performance

Comments from Stephen Petersen, Portfolio Manager of VIP Equity-Income Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the 12 months ending December 31, 2006, the fund underperformed the Russell 3000® Value Index, which returned 22.34%. (For specific portfolio performance results, please refer to the performance section of this report.) The fund's large-cap orientation relative to the index helped performance, but not enough to offset weak stock picks in industrials, materials, technology and consumer staples. However, the fund trailed the Russell index only modestly, as its focus on high-quality companies and good picks in banks, consumer discretionary and the exceptionally strong telecommunication services sector helped results. Detractors from performance included semiconductor giant Intel, which lost market share to Advanced Micro Devices in the server-based microprocessor market. Wal-Mart's disappointing operating results and sluggish sales growth caused its stock performance to lag. Contributors included telecommunications company BellSouth, which benefited from the announcement that it would be acquired by AT&T. Strong growth in defense spending helped aerospace/defense company Lockheed Martin produce better-than-expected revenues and earnings results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Equity-Income Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.4	4.1
Bank of America Corp.	3.2	3.3
American International Group, Inc.	2.7	2.5
Citigroup, Inc.	2.6	2.6
JPMorgan Chase & Co.	2.3	2.3
AT&T, Inc.	2.2	1.9
Pfizer, Inc.	1.8	1.3
BellSouth Corp.	1.7	1.5
Wachovia Corp.	1.5	1.5
General Electric Co.	1.4	1.4
	24.8
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.8	27.8
Energy	12.9	13.1
Consumer Discretionary	12.0	12.1
Industrials	9.7	11.3
Information Technology	9.1	8.2
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 * *
	Stocks 98.7%		Stocks 99.1%
	Bonds 0.9%		Bonds 0.6%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	9.6%	* * Foreign investments	10.9%

VIP Equity-Income Portfolio

VIP Equity-Income Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.4%
Auto Components - 0.3%
American Axle & Manufacturing Holdings, Inc.	457,477	$ 8,687,488
Gentex Corp.	595,400	9,264,424
The Goodyear Tire & Rubber Co. (a)(d)	758,100	15,912,519
		33,864,431
Automobiles - 1.1%
Hyundai Motor Co.	205,150	14,867,863
Monaco Coach Corp.	318,231	4,506,151
Peugeot Citroen SA	288,500	19,120,061
Renault SA	163,901	19,690,771
Toyota Motor Corp. sponsored ADR	430,700	57,847,317
Winnebago Industries, Inc.	349,700	11,508,627
		127,540,790
Diversified Consumer Services - 0.1%
Service Corp. International	1,723,300	17,663,825
Hotels, Restaurants & Leisure - 0.4%
Gaylord Entertainment Co. (a)	373,365	19,015,479
McDonald's Corp.	373,000	16,535,090
Wyndham Worldwide Corp. (a)	341,002	10,918,884
		46,469,453
Household Durables - 1.6%
Beazer Homes USA, Inc.	165,300	7,770,753
Black & Decker Corp.	41,100	3,286,767
KB Home	226,400	11,609,792
Lennar Corp. Class A	163,900	8,598,194
Newell Rubbermaid, Inc.	2,220,800	64,292,160
Sony Corp. sponsored ADR	453,200	19,410,556
The Stanley Works	327,730	16,481,542
Whirlpool Corp.	722,534	59,984,773
		191,434,537
Internet & Catalog Retail - 0.2%
Liberty Media Holding Corp. - Interactive Series A (a)	899,869	19,410,174
Leisure Equipment & Products - 0.3%
Eastman Kodak Co. (d)	1,464,000	37,771,200
Media - 4.8%
CBS Corp. Class B	709,543	22,123,551
Clear Channel Communications, Inc.	2,782,300	98,882,942
Comcast Corp. Class A	1,982,691	83,927,310
Gannett Co., Inc.	327,700	19,812,742
Idearc, Inc. (a)	186,370	5,339,501
McGraw-Hill Companies, Inc.	41,500	2,822,830
News Corp. Class A	774,316	16,632,308
NTL, Inc.	812,888	20,517,281
R.H. Donnelley Corp.	148,800	9,334,224
The McClatchy Co. Class A	575,865	24,934,955
The New York Times Co. Class A (d)	1,133,025	27,600,489
The Reader's Digest Association, Inc. (non-vtg.)	1,481,965	24,748,816

	Shares	Value (Note 1)
The Walt Disney Co.	899,500	$ 30,825,865
Time Warner, Inc.	5,602,750	122,027,895
Viacom, Inc. Class B (non-vtg.) (a)	1,638,343	67,221,213
		576,751,922
Multiline Retail - 1.0%
Dollar Tree Stores, Inc. (a)	903,251	27,187,861
Family Dollar Stores, Inc.	1,072,100	31,444,693
Federated Department Stores, Inc.	1,100,800	41,973,504
Sears Holdings Corp. (a)	82,400	13,837,432
Tuesday Morning Corp.	343,584	5,342,731
		119,786,221
Specialty Retail - 1.4%
AnnTaylor Stores Corp. (a)	288,391	9,470,760
Chico's FAS, Inc. (a)(d)	909,300	18,813,417
Gap, Inc.	188,300	3,671,850
Home Depot, Inc.	2,138,500	85,882,160
OfficeMax, Inc.	146,000	7,248,900
RadioShack Corp. (d)	2,096,700	35,182,626
Tiffany & Co., Inc.	351,700	13,800,708
		174,070,421
Textiles, Apparel & Luxury Goods - 0.2%
Liz Claiborne, Inc.	553,040	24,035,118
TOTAL CONSUMER DISCRETIONARY		1,368,798,092
CONSUMER STAPLES - 5.8%
Beverages - 0.7%
Anheuser-Busch Companies, Inc. (d)	1,126,100	55,404,120
SABMiller PLC	1,130,100	26,006,949
		81,411,069
Food & Staples Retailing - 1.5%
CVS Corp.	1,150,100	35,549,591
Rite Aid Corp.	2,365,468	12,868,146
Wal-Mart Stores, Inc.	2,849,600	131,594,528
		180,012,265
Food Products - 0.5%
Hershey Co.	328,600	16,364,280
Kraft Foods, Inc. Class A (d)	643,600	22,976,520
Tyson Foods, Inc. Class A	1,214,500	19,978,525
		59,319,325
Household Products - 1.2%
Colgate-Palmolive Co.	1,471,700	96,013,708
Kimberly-Clark Corp.	310,400	21,091,680
Procter & Gamble Co.	501,442	32,227,677
		149,333,065
Personal Products - 0.7%
Avon Products, Inc.	2,575,570	85,096,833
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Tobacco - 1.2%
Altria Group, Inc.	1,655,100	$ 142,040,682
TOTAL CONSUMER STAPLES		697,213,239
ENERGY - 12.9%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	1,364,100	101,843,706
Halliburton Co.	1,307,895	40,610,140
Noble Corp.	639,300	48,682,695
Schlumberger Ltd. (NY Shares)	1,901,757	120,114,972
		311,251,513
Oil, Gas & Consumable Fuels - 10.3%
Apache Corp.	581,880	38,700,839
BP PLC sponsored ADR	616,742	41,383,388
Chevron Corp.	2,322,542	170,776,513
ConocoPhillips	1,348,900	97,053,355
EOG Resources, Inc.	524,900	32,780,005
Exxon Mobil Corp.	8,392,636	643,127,696
Hess Corp.	719,900	35,685,443
Lukoil Oil Co. sponsored ADR	266,100	23,552,511
Occidental Petroleum Corp.	831,200	40,587,496
Total SA sponsored ADR	1,031,733	74,202,237
Valero Energy Corp.	451,700	23,108,972
Williams Companies, Inc.	558,100	14,577,572
		1,235,536,027
TOTAL ENERGY		1,546,787,540
FINANCIALS - 28.7%
Capital Markets - 4.2%
Ameriprise Financial, Inc.	479,702	26,143,759
Bank of New York Co., Inc.	2,489,400	98,007,678
KKR Private Equity Investors, LP	652,400	14,352,800
KKR Private Equity Investors, LP Restricted Depositary Units (e)	708,100	15,578,200
Mellon Financial Corp.	1,271,600	53,597,940
Merrill Lynch & Co., Inc.	1,192,400	111,012,440
Morgan Stanley	1,750,400	142,535,072
Nomura Holdings, Inc.	935,000	17,631,877
State Street Corp.	462,153	31,167,598
		510,027,364
Commercial Banks - 4.8%
Barclays PLC Sponsored ADR (d)	657,400	38,221,236
HSBC Holdings PLC sponsored ADR (d)	246,400	22,582,560
KeyCorp	728,500	27,704,855
Lloyds TSB Group PLC	2,118,800	24,011,300
Marshall & Ilsley Corp.	492,800	23,708,608

	Shares	Value (Note 1)
PNC Financial Services Group, Inc.	616,314	$ 45,631,889
Royal Bank of Scotland Group PLC	592,888	23,142,732
U.S. Bancorp, Delaware	1,479,938	53,558,956
Wachovia Corp.	3,101,257	176,616,586
Wells Fargo & Co.	3,854,200	137,055,352
		572,234,074
Consumer Finance - 0.5%
American Express Co.	634,796	38,513,073
Capital One Financial Corp.	226,400	17,392,048
		55,905,121
Diversified Financial Services - 8.3%
Bank of America Corp.	7,175,177	383,082,700
Citigroup, Inc.	5,613,119	312,650,728
FirstRand Ltd.	7,037,125	22,298,626
JPMorgan Chase & Co. (d)	5,696,412	275,136,700
		993,168,754
Insurance - 8.1%
ACE Ltd.	2,142,596	129,777,040
AFLAC, Inc.	143,600	6,605,600
Allianz AG sponsored ADR	1,071,900	21,888,198
Allstate Corp.	1,050,200	68,378,522
American International Group, Inc.	4,588,550	328,815,493
Genworth Financial, Inc. Class A (non-vtg.)	116,202	3,975,270
Hartford Financial Services Group, Inc.	890,900	83,129,879
Marsh & McLennan Companies, Inc.	881,907	27,039,269
MetLife, Inc. unit	835,300	25,543,474
Montpelier Re Holdings Ltd.	1,344,500	25,021,145
PartnerRe Ltd.	486,620	34,564,619
Swiss Reinsurance Co. (Reg.)	321,551	27,328,999
The St. Paul Travelers Companies, Inc.	2,274,726	122,130,039
Willis Group Holdings Ltd.	937,000	37,208,270
XL Capital Ltd. Class A	415,820	29,947,356
		971,353,173
Real Estate Investment Trusts - 0.6%
Developers Diversified Realty Corp.	376,800	23,719,560
Equity Office Properties Trust	557,200	26,840,324
Equity Residential (SBI)	381,400	19,356,050
		69,915,934
Thrifts & Mortgage Finance - 2.2%
Countrywide Financial Corp.	412,110	17,494,070
Fannie Mae	2,617,310	155,442,041
Freddie Mac (d)	1,148,000	77,949,200
Sovereign Bancorp, Inc.	516,251	13,107,600
		263,992,911
TOTAL FINANCIALS		3,436,597,331
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 7.0%
Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	1,982,832	$ 91,983,576
Boston Scientific Corp. (a)	842,357	14,471,693
		106,455,269
Health Care Providers & Services - 0.3%
Omnicare, Inc.	266,100	10,279,443
UnitedHealth Group, Inc.	383,947	20,629,472
		30,908,915
Pharmaceuticals - 5.8%
Bristol-Myers Squibb Co.	2,213,300	58,254,056
Johnson & Johnson	1,829,300	120,770,386
Merck & Co., Inc.	2,109,200	91,961,120
Novartis AG sponsored ADR	361,700	20,776,048
Pfizer, Inc.	8,398,200	217,513,380
Schering-Plough Corp.	3,284,630	77,648,653
Wyeth	2,169,100	110,450,572
		697,374,215
TOTAL HEALTH CARE		834,738,399
INDUSTRIALS - 9.5%
Aerospace & Defense - 2.1%
General Dynamics Corp.	297,700	22,133,995
Honeywell International, Inc.	2,504,425	113,300,187
Lockheed Martin Corp.	506,300	46,615,041
The Boeing Co.	177,300	15,751,332
United Technologies Corp.	844,540	52,800,641
		250,601,196
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. Class B	217,800	16,330,644
Building Products - 0.3%
Masco Corp.	1,145,000	34,201,150
Commercial Services & Supplies - 0.3%
Waste Management, Inc.	930,600	34,218,162
Electrical Equipment - 0.4%
Emerson Electric Co.	997,400	43,975,366
Industrial Conglomerates - 3.1%
3M Co.	654,700	51,020,771
General Electric Co.	4,634,090	172,434,489
Siemens AG sponsored ADR	20,500	2,020,275
Textron, Inc.	263,300	24,689,641
Tyco International Ltd.	4,253,346	129,301,718
		379,466,894
Machinery - 2.3%
Briggs & Stratton Corp. (d)	958,688	25,836,642
Caterpillar, Inc.	485,500	29,775,715
Deere & Co.	156,100	14,840,427
Dover Corp.	1,141,900	55,975,938
Eaton Corp.	165,700	12,450,698

	Shares	Value (Note 1)
Illinois Tool Works, Inc.	337,300	$ 15,579,887
Ingersoll-Rand Co. Ltd. Class A	883,888	34,586,537
Navistar International Corp. (a)	649,295	21,705,932
SPX Corp.	1,080,489	66,082,707
		276,834,483
Road & Rail - 0.9%
Burlington Northern Santa Fe Corp.	930,400	68,672,824
Hertz Global Holdings, Inc.	307,900	5,354,381
Laidlaw International, Inc.	268,000	8,155,240
Union Pacific Corp.	287,100	26,418,942
		108,601,387
TOTAL INDUSTRIALS		1,144,229,282
INFORMATION TECHNOLOGY - 9.1%
Communications Equipment - 1.1%
Alcatel-Lucent SA sponsored ADR	1,280,488	18,208,539
Cisco Systems, Inc. (a)	2,508,000	68,543,640
Lucent Technologies, Inc. warrants 12/10/07 (a)	8,328	2,582
Motorola, Inc.	1,673,712	34,411,519
Nortel Networks Corp. (a)	308,740	8,282,493
		129,448,773
Computers & Peripherals - 2.6%
EMC Corp. (a)(d)	3,040,100	40,129,320
Hewlett-Packard Co.	2,804,111	115,501,332
Imation Corp.	328,300	15,242,969
International Business Machines Corp.	1,280,500	124,400,575
Sun Microsystems, Inc. (a)	3,725,375	20,191,533
		315,465,729
Electronic Equipment & Instruments - 1.0%
Agilent Technologies, Inc. (a)	912,800	31,811,080
Arrow Electronics, Inc. (a)	775,900	24,479,645
Avnet, Inc. (a)	1,566,330	39,988,405
Solectron Corp. (a)	5,630,400	18,129,888
Tektronix, Inc.	143,608	4,189,045
		118,598,063
Internet Software & Services - 0.0%
Google, Inc. Class A (sub. vtg.) (a)	8,200	3,775,936
IT Services - 0.3%
MoneyGram International, Inc.	912,900	28,628,544
The Western Union Co.	390,300	8,750,526
		37,379,070
Office Electronics - 0.5%
Xerox Corp. (a)	3,896,635	66,047,964
Semiconductors & Semiconductor Equipment - 2.4%
Analog Devices, Inc.	1,406,800	46,241,516
Applied Materials, Inc.	2,485,400	45,855,630
Intel Corp.	4,522,000	91,570,500
Micron Technology, Inc. (a)	1,589,200	22,185,232
National Semiconductor Corp.	1,558,747	35,383,557
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Samsung Electronics Co. Ltd.	28,040	$ 18,482,283
Spansion, Inc. Class A	410,900	6,105,974
Teradyne, Inc. (a)	809,300	12,107,128
Verigy Ltd.	296,059	5,255,047
		283,186,867
Software - 1.2%
Autodesk, Inc. (a)	144,000	5,826,240
Microsoft Corp.	3,073,500	91,774,710
Oracle Corp. (a)	731,200	12,532,768
Symantec Corp. (a)	1,496,133	31,194,373
		141,328,091
TOTAL INFORMATION TECHNOLOGY		1,095,230,493
MATERIALS - 3.8%
Chemicals - 2.0%
Air Products & Chemicals, Inc.	621,300	43,664,964
Arkema (a)	12,180	625,996
Arkema sponsored ADR (a)	234,455	11,992,363
Ashland, Inc.	172,200	11,912,796
Bayer AG sponsored ADR	270,700	14,444,552
Celanese Corp. Class A	672,400	17,401,712
Chemtura Corp.	2,044,164	19,685,301
Dow Chemical Co.	694,300	27,730,342
E.I. du Pont de Nemours & Co.	836,800	40,760,528
Georgia Gulf Corp.	759,800	14,671,738
Lyondell Chemical Co.	470,766	12,037,474
PolyOne Corp. (a)	1,126,200	8,446,500
Rohm & Haas Co.	166,256	8,499,007
Tronox, Inc. Class B	179,376	2,832,347
		234,705,620
Containers & Packaging - 0.2%
Smurfit-Stone Container Corp. (a)	2,730,472	28,833,784
Metals & Mining - 1.0%
Alcan, Inc.	601,700	29,300,623
Alcoa, Inc.	2,359,016	70,794,070
Phelps Dodge Corp.	188,000	22,507,360
		122,602,053
Paper & Forest Products - 0.6%
International Paper Co.	1,105,400	37,694,140
Weyerhaeuser Co.	519,600	36,709,740
		74,403,880
TOTAL MATERIALS		460,545,337
TELECOMMUNICATION SERVICES - 6.6%
Diversified Telecommunication Services - 5.7%
AT&T, Inc. (d)	7,251,893	259,255,175

	Shares	Value (Note 1)
BellSouth Corp.	4,402,699	$ 207,411,150
Qwest Communications International, Inc. (a)	5,870,900	49,139,433
Telkom SA Ltd. sponsored ADR (d)	329,475	26,713,833
Verizon Communications, Inc.	3,727,402	138,808,450
		681,328,041
Wireless Telecommunication Services - 0.9%
MTN Group Ltd.	515,700	6,278,791
Sprint Nextel Corp.	3,408,000	64,377,120
Vodafone Group PLC sponsored ADR	1,248,187	34,674,635
		105,330,546
TOTAL TELECOMMUNICATION SERVICES		786,658,587
UTILITIES - 3.4%
Electric Utilities - 0.8%
Entergy Corp.	658,100	60,755,792
Exelon Corp.	494,000	30,573,660
		91,329,452
Independent Power Producers & Energy Traders - 0.7%
AES Corp. (a)	1,644,400	36,242,576
TXU Corp.	788,840	42,763,016
		79,005,592
Multi-Utilities - 1.9%
Dominion Resources, Inc.	968,900	81,232,576
Duke Energy Corp.	921,000	30,586,410
Public Service Enterprise Group, Inc.	933,800	61,985,644
Wisconsin Energy Corp.	1,286,100	61,038,306
		234,842,936
TOTAL UTILITIES		405,177,980
TOTAL COMMON STOCKS (Cost $8,186,731,717)		11,775,976,280
Convertible Preferred Stocks - 0.5%

CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
Ford Motor Co. Capital Trust II 6.50%	402,500	13,837,950
General Motors Corp.:
Series B, 5.25%	359,600	7,634,308
Series C, 6.25%	253,100	5,785,866
		27,258,124
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. 7.25% PIERS	384,900	8,564,025
TOTAL CONSUMER DISCRETIONARY		35,822,149
FINANCIALS - 0.1%
Insurance - 0.1%
Conseco, Inc. Series B, 5.50%	143,400	3,559,188
Convertible Preferred Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Travelers Property Casualty Corp. 4.50%	208,200	$ 5,579,760
XL Capital Ltd. 6.50%	475,300	11,174,303
		20,313,251
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Schering-Plough Corp. 6.00%	176,300	10,045,574
MATERIALS - 0.0%
Chemicals - 0.0%
Celanese Corp. 4.25%	67,100	2,432,375
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $76,185,301)		68,613,349
Corporate Bonds - 0.9%
	Principal Amount
Convertible Bonds - 0.8%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.1%
Ford Motor Co. 4.25% 12/15/36	$ 9,770,000	10,456,831
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 4.5% 5/15/15	3,640,000	3,794,700
Media - 0.2%
Liberty Media Corp.3.5% 1/15/31 (e)	11,400,000	11,510,580
News America, Inc. liquid yield option note 0% 2/28/21 (e)	22,670,000	13,460,313
		24,970,893
TOTAL CONSUMER DISCRETIONARY		39,222,424
INDUSTRIALS - 0.2%
Airlines - 0.1%
UAL Corp. 4.5% 6/30/21 (e)	8,680,000	12,500,068
Industrial Conglomerates - 0.1%
Tyco International Group SA yankee 3.125% 1/15/23	5,220,000	7,412,922
TOTAL INDUSTRIALS		19,912,990
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Level 3 Communications, Inc.:
3.5% 6/15/12	6,220,000	7,692,772

	Principal Amount	Value (Note 1)
5.25% 12/15/11 (e)	$ 11,850,000	$ 18,528,186
5.25% 12/15/11	3,930,000	6,144,791
		32,365,749
TOTAL CONVERTIBLE BONDS		91,501,163
Nonconvertible Bonds - 0.1%
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules, Inc. 6.5% 6/30/29 unit	15,700,000	13,639,145
TOTAL CORPORATE BONDS (Cost $92,953,803)		105,140,308
Money Market Funds - 3.2%
	Shares
Fidelity Cash Central Fund, 5.37% (b)	47,106,209	47,106,209
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	337,798,594	337,798,594
TOTAL MONEY MARKET FUNDS (Cost $384,904,803)		384,904,803
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $8,740,775,624)		12,334,634,740
NET OTHER ASSETS - (2.8)%		(340,944,513)
NET ASSETS - 100%		$ 11,993,690,227
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $71,577,347 or 0.6% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,755,983
Fidelity Securities Lending Cash Central Fund	1,591,296
Total	$ 3,347,279

See accompanying notes which are an integral part of the financial statements.

VIP Equity-Income Portfolio

VIP Equity-Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $331,211,680) - See accompanying schedule: Unaffiliated issuers (cost $8,355,870,821)	$ 11,949,729,937
Fidelity Central Funds (cost $384,904,803)	384,904,803
Total Investments (cost $8,740,775,624)		$ 12,334,634,740
Receivable for investments sold		985,125
Receivable for fund shares sold		854,292
Dividends receivable		14,969,169
Interest receivable		1,146,970
Prepaid expenses		53,533
Other receivables		558,501
Total assets		12,353,202,330

Liabilities
Payable for investments purchased	$ 5,984,867
Payable for fund shares redeemed	7,928,275
Accrued management fee	4,616,752
Distribution fees payable	584,627
Other affiliated payables	1,077,657
Other payables and accrued expenses	1,521,331
Collateral on securities loaned, at value	337,798,594
Total liabilities		359,512,103

Net Assets		$ 11,993,690,227
Net Assets consist of:
Paid in capital		$ 8,382,644,063
Undistributed net investment income		6,057,687
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		11,129,272
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,593,859,205
Net Assets		$ 11,993,690,227

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($8,315,158,819 ÷ 317,373,077 shares)	$ 26.20

Service Class: Net Asset Value, offering price and redemption price per share ($1,118,333,037 ÷ 42,831,440 shares)	$ 26.11

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,373,058,996 ÷ 91,743,429 shares)	$ 25.87

Service Class 2R: Net Asset Value, offering price and redemption price per share ($17,089,178 ÷ 664,071 shares)	$ 25.73

Investor Class: Net Asset Value, offering price and redemption price per share ($170,050,197 ÷ 6,502,985 shares)	$ 26.15

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Equity-Income Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 249,862,922
Interest		3,646,574
Income from Fidelity Central Funds (including $1,591,296 from security lending)		3,347,279
Total income		256,856,775

Expenses
Management fee	$ 51,498,631
Transfer agent fees	7,533,695
Distribution fees	6,043,143
Accounting and security lending fees	1,448,191
Custodian fees and expenses	253,854
Independent trustees' compensation	40,857
Appreciation in deferred trustee compensation account	12,469
Audit	116,162
Legal	204,028
Interest	70,229
Miscellaneous	1,821,006
Total expenses before reductions	69,042,265
Expense reductions	(447,375)	68,594,890
Net investment income (loss)		188,261,885
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	828,364,854
Foreign currency transactions	(53,108)
Total net realized gain (loss)		828,311,746
Change in net unrealized appreciation (depreciation) on: Investment securities	1,034,327,955
Assets and liabilities in foreign currencies	3,201
Total change in net unrealized appreciation (depreciation)		1,034,331,156
Net gain (loss)		1,862,642,902
Net increase (decrease) in net assets resulting from operations		$ 2,050,904,787

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 188,261,885	$ 180,286,741
Net realized gain (loss)	828,311,746	551,406,495
Change in net unrealized appreciation (depreciation)	1,034,331,156	(133,326,683)
Net increase (decrease) in net assets resulting from operations	2,050,904,787	598,366,553
Distributions to shareholders from net investment income	(361,533,412)	(175,959,121)
Distributions to shareholders from net realized gain	(1,350,709,216)	(394,382,958)
Total distributions	(1,712,242,628)	(570,342,079)
Share transactions - net increase (decrease)	928,687,527	(588,913,583)
Redemption fees	4,203	2,560
Total increase (decrease) in net assets	1,267,353,889	(560,886,549)

Net Assets
Beginning of period	10,726,336,338	11,287,222,887
End of period (including undistributed net investment income of $6,057,687 and undistributed net investment income of $180,172,674, respectively)	$ 11,993,690,227	$ 10,726,336,338

See accompanying notes which are an integral part of the financial statements.

VIP Equity-Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 25.49	$ 25.37	$ 23.18	$ 18.16	$ 22.75
Income from Investment Operations
Net investment income (loss) C	.45	.42	.40	.36	.34
Net realized and unrealized gain (loss)	4.37	1.00	2.24	5.01	(4.08)
Total from investment operations	4.82	1.42	2.64	5.37	(3.74)
Distributions from net investment income	(.89)	(.41)	(.36)	(.35)	(.36)
Distributions from net realized gain	(3.22)	(.89)	(.09)	-	(.49)
Total distributions	(4.11)	(1.30)	(.45)	(.35)	(.85)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.20	$ 25.49	$ 25.37	$ 23.18	$ 18.16
Total Return A, B	20.19%	5.87%	11.53%	30.33%	(16.95)%
Ratios to Average Net Assets D, F
Expenses before reductions	.57%	.56%	.58%	.57%	.57%
Expenses net of fee waivers, if any	.57%	.56%	.58%	.57%	.57%
Expenses net of all reductions	.56%	.55%	.57%	.56%	.56%
Net investment income (loss)	1.76%	1.71%	1.71%	1.83%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,315,159	$ 7,875,801	$ 8,689,829	$ 8,402,963	$ 6,895,940
Portfolio turnover rate E	22%	19%	22%	26%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 25.39	$ 25.28	$ 23.11	$ 18.10	$ 22.67
Income from Investment Operations
Net investment income (loss) C	.43	.39	.38	.34	.32
Net realized and unrealized gain (loss)	4.35	1.00	2.22	5.00	(4.06)
Total from investment operations	4.78	1.39	2.60	5.34	(3.74)
Distributions from net investment income	(.84)	(.39)	(.34)	(.33)	(.34)
Distributions from net realized gain	(3.22)	(.89)	(.09)	-	(.49)
Total distributions	(4.06)	(1.28)	(.43)	(.33)	(.83)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.11	$ 25.39	$ 25.28	$ 23.11	$ 18.10
Total Return A, B	20.08%	5.76%	11.38%	30.22%	(17.00)%
Ratios to Average Net Assets D, F
Expenses before reductions	.67%	.66%	.68%	.67%	.67%
Expenses net of fee waivers, if any	.67%	.66%	.68%	.67%	.67%
Expenses net of all reductions	.66%	.65%	.67%	.66%	.66%
Net investment income (loss)	1.66%	1.61%	1.61%	1.73%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,118,333	$ 1,079,838	$ 1,170,778	$ 1,071,483	$ 771,516
Portfolio turnover rate E	22%	19%	22%	26%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 25.17	$ 25.09	$ 22.96	$ 18.00	$ 22.59
Income from Investment Operations
Net investment income (loss) C	.38	.35	.34	.31	.28
Net realized and unrealized gain (loss)	4.32	.98	2.21	4.97	(4.04)
Total from investment operations	4.70	1.33	2.55	5.28	(3.76)
Distributions from net investment income	(.78)	(.36)	(.33)	(.32)	(.34)
Distributions from net realized gain	(3.22)	(.89)	(.09)	-	(.49)
Total distributions	(4.00)	(1.25)	(.42)	(.32)	(.83)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.87	$ 25.17	$ 25.09	$ 22.96	$ 18.00
Total Return A, B	19.93%	5.57%	11.23%	30.03%	(17.15)%
Ratios to Average Net Assets D, F
Expenses before reductions	.82%	.81%	.83%	.82%	.83%
Expenses net of fee waivers, if any	.82%	.81%	.83%	.82%	.83%
Expenses net of all reductions	.82%	.80%	.82%	.81%	.82%
Net investment income (loss)	1.51%	1.46%	1.46%	1.58%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,373,059	$ 1,723,546	$ 1,420,999	$ 916,679	$ 403,632
Portfolio turnover rate E	22%	19%	22%	26%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 25.08	$ 25.01	$ 22.91	$ 17.99	$ 21.82
Income from Investment Operations
Net investment income (loss) E	.38	.35	.34	.31	.18
Net realized and unrealized gain (loss)	4.29	.99	2.20	4.96	(4.01)
Total from investment operations	4.67	1.34	2.54	5.27	(3.83)
Distributions from net investment income	(.80)	(.38)	(.35)	(.35)	-
Distributions from net realized gain	(3.22)	(.89)	(.09)	-	-
Total distributions	(4.02)	(1.27)	(.44)	(.35)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 25.73	$ 25.08	$ 25.01	$ 22.91	$ 17.99
Total Return B, C, D	19.89%	5.61%	11.22%	30.05%	(17.55)%
Ratios to Average Net Assets F, I
Expenses before reductions	.82%	.81%	.83%	.82%	.85% A
Expenses net of fee waivers, if any	.82%	.81%	.83%	.82%	.85% A
Expenses net of all reductions	.81%	.80%	.82%	.81%	.84% A
Net investment income (loss)	1.51%	1.46%	1.46%	1.57%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,089	$ 9,651	$ 5,617	$ 1,891	$ 471
Portfolio turnover rate G	22%	19%	22%	26%	25%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Equity-Income Portfolio

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 25.48	$ 24.46
Income from Investment Operations
Net investment income (loss) E	.42	.17
Net realized and unrealized gain (loss)	4.36	.85
Total from investment operations	4.78	1.02
Distributions from net investment income	(.89)	-
Distributions from net realized gain	(3.22)	-
Total distributions	(4.11)	-
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 26.15	$ 25.48
Total Return B, C, D	20.04%	4.17%
Ratios to Average Net Assets F, I
Expenses before reductions	.69%	.74% A
Expenses net of fee waivers, if any	.69%	.74% A
Expenses net of all reductions	.69%	.73% A
Net investment income (loss)	1.63%	1.54% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 170,050	$ 37,500
Portfolio turnover rate G	22%	19%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Growth Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Growth - Initial Class	6.85%	1.65%	6.53%
VIP Growth - Service Class A	6.73%	1.54%	6.43%
VIP Growth - Service Class 2 B	6.57%	1.39%	6.32%
VIP Growth - Investor Class C	6.72%	1.60%	6.51%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class 12b-1 fee. Had Service Class shares 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

VIP Growth Portfolio

VIP Growth Portfolio

Management's Discussion of Fund Performance

Comments from Jennifer Uhrig, who managed VIP Growth Portfolio for most of the period covered by this report

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the year ending December 31, 2006, the fund trailed the Russell 3000® Growth Index, which returned 9.46%. (For specific portfolio performance results, please refer to the performance section of this report.) The fund underperformed the index in part because of its conservative positioning during the market's rebound in the latter part of the period and also because of inopportune stock selection in the information technology and health care sectors. Among the holdings that detracted the most were underweighted positions in network equipment maker Cisco Systems, software giant Microsoft and database software maker Oracle, along with weak results from wireless equipment maker QUALCOMM and online auctioneer eBay, the latter of which was sold off by period end. Where the fund did well versus the index - in energy and in segments of the consumer sectors, for example - those gains were mostly a product of favorable stock picking. Top contributors included energy services firm Schlumberger, Taiwanese contract manufacturer Hon Hai Precision Industry and global positioning systems (GPS) leader Garmin. Hon Hai was no longer held at period end.

Note to shareholders: Jason Weiner became Portfolio Manager of the fund on November 9, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Growth Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.9	2.2
Cisco Systems, Inc.	3.2	0.9
Biogen Idec, Inc.	2.8	0.0
Intel Corp.	2.7	0.0
Google, Inc. Class A (sub. vtg.)	2.6	2.2
General Electric Co.	2.6	4.4
Johnson & Johnson	1.9	3.2
Research In Motion Ltd.	1.8	0.0
ABB Ltd. sponsored ADR	1.7	0.0
Commerce Bancorp, Inc., New Jersey	1.6	0.0
	24.8
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.6	23.8
Health Care	20.8	18.0
Consumer Discretionary	11.1	9.7
Industrials	11.1	11.9
Financials	10.2	10.1
Asset Allocation (% of fund's net assets)
As of December 31, 2006*		As of June 30, 2006**
	Stocks 99.9%		Stocks 99.8%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	13.2%	** Foreign investments	13.0%

VIP Growth Portfolio

VIP Growth Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.1%
Automobiles - 0.6%
Toyota Motor Corp. sponsored ADR	297,400	$ 39,943,794
Diversified Consumer Services - 1.1%
Sotheby's Class A (ltd. vtg.) (d)	1,115,450	34,601,259
Weight Watchers International, Inc.	873,800	45,900,714
		80,501,973
Hotels, Restaurants & Leisure - 1.8%
Bob Evans Farms, Inc.	255,063	8,728,256
Carrols Restaurant Group, Inc.	52,800	748,704
International Game Technology	278,600	12,871,320
McCormick & Schmick's Seafood Restaurants (a)	487,327	11,715,341
McDonald's Corp.	884,100	39,192,153
Melco PBL Entertainment (Macau) Ltd. Sponsored ADR	44,300	941,818
Starbucks Corp. (a)	1,165,554	41,283,923
Yum! Brands, Inc.	235,023	13,819,352
		129,300,867
Household Durables - 1.7%
Garmin Ltd. (d)	1,316,900	73,298,654
Sony Corp. sponsored ADR	1,170,969	50,152,602
		123,451,256
Media - 1.6%
Lamar Advertising Co. Class A (a)	583,340	38,144,603
McGraw-Hill Companies, Inc.	467,094	31,771,734
Omnicom Group, Inc.	401,400	41,962,356
		111,878,693
Multiline Retail - 1.1%
Kohl's Corp. (a)	519,600	35,556,228
Saks, Inc.	1,208,000	21,526,560
Target Corp.	380,300	21,696,115
		78,778,903
Specialty Retail - 1.6%
Guess?, Inc. (a)	506,400	32,120,952
J. Crew Group, Inc.	412,100	15,886,455
RadioShack Corp. (d)	1,361,800	22,851,004
Staples, Inc.	1,391,187	37,144,693
Zumiez, Inc. (a)	366,364	10,822,393
		118,825,497
Textiles, Apparel & Luxury Goods - 1.6%
Crocs, Inc. (d)	540,294	23,340,701
Polo Ralph Lauren Corp. Class A	1,056,832	82,073,573
Under Armour, Inc. Class A (sub. vtg.) (a)	230,100	11,608,545
		117,022,819
TOTAL CONSUMER DISCRETIONARY		799,703,802

	Shares	Value (Note 1)
CONSUMER STAPLES - 7.1%
Beverages - 1.7%
PepsiCo, Inc.	1,422,629	$ 88,985,444
The Coca-Cola Co.	632,700	30,527,775
		119,513,219
Food & Staples Retailing - 2.3%
CVS Corp.	3,456,285	106,833,769
Sysco Corp.	417,900	15,362,004
Walgreen Co.	951,500	43,664,335
		165,860,108
Food Products - 0.6%
Tyson Foods, Inc. Class A	2,762,900	45,449,705
Household Products - 1.3%
Colgate-Palmolive Co.	841,000	54,866,840
Procter & Gamble Co.	581,400	37,366,578
		92,233,418
Personal Products - 0.6%
Avon Products, Inc.	1,100,779	36,369,738
Bare Escentuals, Inc.	232,247	7,215,914
		43,585,652
Tobacco - 0.6%
Altria Group, Inc.	520,300	44,652,146
TOTAL CONSUMER STAPLES		511,294,248
ENERGY - 5.8%
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	309,670	23,119,962
Halliburton Co.	1,330,400	41,308,920
Noble Corp.	193,500	14,735,025
Schlumberger Ltd. (NY Shares)	343,000	21,663,880
		100,827,787
Oil, Gas & Consumable Fuels - 4.4%
Canadian Oil Sands Trust unit	1,365,900	38,200,685
Chesapeake Energy Corp.	2,285,008	66,379,482
Denbury Resources, Inc. (a)	315,900	8,778,861
EOG Resources, Inc.	582,900	36,402,105
Exxon Mobil Corp.	503,800	38,606,194
Noble Energy, Inc.	94,200	4,622,394
OAO Gazprom sponsored ADR	827,100	38,377,440
Petroplus Holdings AG	210,060	12,752,320
Quicksilver Resources, Inc. (a)	195,300	7,146,027
Ultra Petroleum Corp. (a)	1,015,817	48,505,262
XTO Energy, Inc.	402,100	18,918,805
		318,689,575
TOTAL ENERGY		419,517,362
FINANCIALS - 10.2%
Capital Markets - 3.6%
Charles Schwab Corp.	3,725,972	72,060,298
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Capital Markets - continued
Goldman Sachs Group, Inc.	73,700	$ 14,692,095
Investors Financial Services Corp.	349,725	14,922,766
Merrill Lynch & Co., Inc.	330,700	30,788,170
Northern Trust Corp.	626,979	38,051,356
State Street Corp.	807,600	54,464,544
UBS AG (NY Shares)	600,108	36,204,516
		261,183,745
Commercial Banks - 2.4%
Canadian Western Bank, Edmonton	265,000	11,995,455
Commerce Bancorp, Inc., New Jersey (d)	3,209,100	113,184,957
East West Bancorp, Inc.	225,100	7,973,042
Wells Fargo & Co.	1,032,000	36,697,920
		169,851,374
Consumer Finance - 1.4%
American Express Co. (d)	1,694,200	102,787,114
Insurance - 2.8%
ACE Ltd.	327,700	19,848,789
AFLAC, Inc.	978,620	45,016,520
American International Group, Inc.	1,400,666	100,371,726
Willis Group Holdings Ltd.	796,700	31,636,957
		196,873,992
TOTAL FINANCIALS		730,696,225
HEALTH CARE - 20.8%
Biotechnology - 9.2%
Acorda Therapeutics, Inc.	723,483	11,459,971
Altus Pharmaceuticals, Inc.	409,100	7,711,535
Amgen, Inc. (a)	1,305,010	89,145,233
Amylin Pharmaceuticals, Inc. (a)(d)	1,007,225	36,330,606
Biogen Idec, Inc. (a)	4,131,140	203,210,777
Cephalon, Inc. (a)(d)	484,900	34,141,809
CSL Ltd.	486,605	25,110,316
Genentech, Inc. (a)	1,073,300	87,076,829
Gilead Sciences, Inc. (a)	1,341,292	87,090,090
OSI Pharmaceuticals, Inc. (a)	968,710	33,885,476
PDL BioPharma, Inc. (a)	1,219,435	24,559,421
Telik, Inc. (a)(d)	946,993	4,195,179
Theravance, Inc. (a)	485,549	14,998,609
		658,915,851
Health Care Equipment & Supplies - 4.2%
ArthroCare Corp. (a)	144,815	5,781,015
Becton, Dickinson & Co.	899,400	63,092,910
C.R. Bard, Inc.	608,700	50,503,839
Cochlear Ltd.	172,439	7,895,154
DENTSPLY International, Inc.	947,714	28,289,263
Hologic, Inc. (a)	686,391	32,452,566
Kyphon, Inc. (a)	167,949	6,785,140
Mentor Corp.	794,540	38,829,170

	Shares	Value (Note 1)
Mindray Medical International Ltd. sponsored ADR	184,500	$ 4,413,240
ResMed, Inc. (a)	709,800	34,936,356
Sirona Dental Systems, Inc.	836,002	32,194,437
		305,173,090
Health Care Providers & Services - 1.7%
Brookdale Senior Living, Inc.	334,300	16,046,400
Cardinal Health, Inc.	561,600	36,183,888
Henry Schein, Inc. (a)	1,001,800	49,068,164
Medco Health Solutions, Inc. (a)	445,300	23,796,832
		125,095,284
Life Sciences Tools & Services - 1.5%
Covance, Inc. (a)	1,112,000	65,507,920
Pharmaceutical Product Development, Inc.	1,356,921	43,719,995
		109,227,915
Pharmaceuticals - 4.2%
Allergan, Inc.	333,300	39,909,342
Johnson & Johnson	2,017,720	133,209,874
Merck & Co., Inc.	1,878,500	81,902,600
Wyeth	870,800	44,341,136
		299,362,952
TOTAL HEALTH CARE		1,497,775,092
INDUSTRIALS - 11.1%
Aerospace & Defense - 1.3%
The Boeing Co.	1,008,941	89,634,318
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	237,440	17,803,251
Airlines - 1.3%
AirTran Holdings, Inc. (a)	1,240,800	14,566,992
Allegiant Travel Co.	13,800	387,228
Ryanair Holdings PLC sponsored ADR (a)	27,000	2,200,500
UAL Corp. (a)	346,546	15,248,024
US Airways Group, Inc. (a)	1,149,000	61,873,650
		94,276,394
Commercial Services & Supplies - 1.5%
Cintas Corp.	850,851	33,787,293
Equifax, Inc.	1,085,104	44,055,222
Tele Atlas NV (a)	1,439,575	30,161,362
		108,003,877
Construction & Engineering - 0.2%
Jacobs Engineering Group, Inc. (a)	196,600	16,030,764
Electrical Equipment - 2.2%
ABB Ltd. sponsored ADR	6,683,500	120,169,330
General Cable Corp.	915,600	40,020,876
		160,190,206
Industrial Conglomerates - 3.9%
General Electric Co.	4,917,020	182,962,314
McDermott International, Inc. (a)	714,800	36,354,728
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Textron, Inc.	393,900	$ 36,936,003
Tyco International Ltd.	752,113	22,864,235
		279,117,280
Machinery - 0.4%
Deere & Co.	250,300	23,796,021
Valmont Industries, Inc.	131,770	7,311,917
		31,107,938
TOTAL INDUSTRIALS		796,164,028
INFORMATION TECHNOLOGY - 31.6%
Communications Equipment - 8.8%
Cisco Systems, Inc. (a)	8,372,700	228,825,891
Corning, Inc. (a)	3,630,300	67,922,913
Harris Corp.	818,400	37,531,824
Juniper Networks, Inc. (a)	2,411,600	45,675,704
Nice Systems Ltd. sponsored ADR	1,221,267	37,590,598
QUALCOMM, Inc.	1,291,703	48,813,456
Research In Motion Ltd. (a)	1,018,100	130,092,818
TomTom Group BV (a)(d)	763,835	32,995,338
		629,448,542
Computers & Peripherals - 3.0%
Apple Computer, Inc. (a)	865,534	73,431,905
EMC Corp. (a)	5,781,958	76,321,846
Network Appliance, Inc. (a)	1,682,215	66,077,405
		215,831,156
Electronic Equipment & Instruments - 0.7%
Amphenol Corp. Class A	783,382	48,632,355
Dolby Laboratories, Inc. Class A (a)	126,700	3,930,234
IPG Photonics Corp.	11,600	278,400
		52,840,989
Internet Software & Services - 3.1%
Google, Inc. Class A (sub. vtg.) (a)	402,100	185,159,008
LoopNet, Inc.	164,296	2,461,154
VeriSign, Inc. (a)	1,494,900	35,952,345
		223,572,507
IT Services - 4.0%
Cognizant Technology Solutions Corp. Class A (a)	616,600	47,576,856
ExlService Holdings, Inc.	444,874	9,360,149
First Data Corp.	1,439,800	36,743,696
Infosys Technologies Ltd. sponsored ADR	524,400	28,611,264
MoneyGram International, Inc.	233,700	7,328,832
Paychex, Inc.	829,514	32,798,984
Satyam Computer Services Ltd. sponsored ADR	1,609,700	38,648,897

	Shares	Value (Note 1)
The Western Union Co.	3,711,900	$ 83,220,798
WNS Holdings Ltd. ADR	117,800	3,663,580
		287,953,056
Semiconductors & Semiconductor Equipment - 4.6%
Broadcom Corp. Class A (a)	2,474,000	79,934,940
FormFactor, Inc. (a)	53,900	2,007,775
Integrated Device Technology, Inc. (a)	1,548,800	23,975,424
Intel Corp.	9,651,400	195,440,850
National Semiconductor Corp.	747,000	16,956,900
SiRF Technology Holdings, Inc. (a)	554,900	14,161,048
		332,476,937
Software - 7.4%
Activision, Inc. (a)	1,469,546	25,334,973
Electronic Arts, Inc. (a)	1,231,187	62,002,577
Guidance Software, Inc.	205,700	3,202,749
Microsoft Corp.	9,319,770	278,288,330
NSD Co. Ltd.	237,200	7,531,424
Opsware, Inc. (a)	654,406	5,771,861
Oracle Corp. (a)	5,361,000	91,887,540
Red Hat, Inc. (a)	938,142	21,577,266
Take-Two Interactive Software, Inc. (a)(d)	2,030,657	36,064,468
		531,661,188
TOTAL INFORMATION TECHNOLOGY		2,273,784,375
MATERIALS - 1.0%
Chemicals - 1.0%
Monsanto Co.	1,234,300	64,837,779
Praxair, Inc.	176,400	10,465,812
		75,303,591
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	895,800	32,024,850
BellSouth Corp.	782,200	36,849,442
Level 3 Communications, Inc. (a)	2,961,800	16,586,080
		85,460,372
TOTAL COMMON STOCKS (Cost $6,234,426,050)		7,189,699,095
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(e)	88,646	1
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Life Sciences Tools & Services - 0.0%
GeneProt, Inc. Series A (a)(e)	826,000	8
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC Series B	149,262,496	$ 296,723
TOTAL NONCONVERTIBLE PREFERRED STOCKS		296,731
TOTAL PREFERRED STOCKS (Cost $6,086,260)		296,732
Money Market Funds - 1.5%

Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c) (Cost $107,754,496)	107,754,496	107,754,496
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $6,348,266,806)		7,297,750,323
NET OTHER ASSETS - (1.4)%		(100,060,289)
NET ASSETS - 100%		7,197,690,034
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies, Inc. Series E	9/19/00	$ 1,329,855
GeneProt, Inc. Series A	7/7/00	$ 4,472,693
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,410,445
Fidelity Securities Lending Cash Central Fund	1,521,192
Total	$ 3,931,637
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cross Country Healthcare, Inc.	$ -	$ 37,470,928	$ 45,984,832	$ -	$ -
Fred's, Inc. Class A	36,494,326	7,755,216	36,192,725	125,157	-
Total	$ 36,494,326	$ 45,226,144	$ 82,177,557	$ 125,157	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.8%
Canada	3.2%
Switzerland	2.4%
Cayman Islands	1.5%
Japan	1.4%
Others (individually less than 1%)	4.7%
100.0%
Income Tax Information
At December 31, 2006, the fund had a capital loss carryforward of approximately $1,792,773,530 of which $1,748,065,676 and $44,707,854 will expire on December 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Portfolio

VIP Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $104,278,033) - See accompanying schedule: Unaffiliated issuers (cost $6,240,512,310)	$ 7,189,995,827
Fidelity Central Funds (cost $107,754,496)	107,754,496
Total Investments (cost $6,348,226,806)		$ 7,297,750,323
Foreign currency held at value (cost $5,890,303)		5,904,011
Receivable for investments sold		38,193,821
Receivable for fund shares sold		427,319
Dividends receivable		5,821,882
Interest receivable		371,687
Prepaid expenses		35,881
Other receivables		718,970
Total assets		7,349,223,894

Liabilities
Payable to custodian bank	$ 55,124
Payable for investments purchased	12,189,958
Payable for fund shares redeemed	9,105,244
Accrued management fee	3,437,187
Distribution fees payable	207,285
Notes payable to affiliates	16,316,000
Other affiliated payables	756,611
Other payables and accrued expenses	1,711,955
Collateral on securities loaned, at value	107,754,496
Total liabilities		151,533,860

Net Assets		$ 7,197,690,034
Net Assets consist of:
Paid in capital		$ 7,800,293,380
Undistributed net investment income		43,290,513
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,595,352,713)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		949,458,854
Net Assets		$ 7,197,690,034

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($5,610,628,842 ÷ 156,427,269 shares)	$ 35.87

Service Class: Net Asset Value, offering price and redemption price per share ($877,279,103 ÷ 24,557,583 shares)	$ 35.72

Service Class 2: Net Asset Value, offering price and redemption price per share ($627,753,799 ÷ 17,721,628 shares)	$ 35.42

Service Class 2R: Net Asset Value, offering price and redemption price per share ($5,062,921 ÷ 143,512 shares)	$ 35.28

Investor Class: Net Asset Value, offering price and redemption price per share ($76,965,369 ÷ 2,151,270 shares)	$ 35.78

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Growth Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends (including $125,157 earned from other affiliated issuers)		$ 95,580,738
Interest		116,961
Income from Fidelity Central Funds (including $1,521,192 from security lending)		3,931,637
Total income		99,629,336

Expenses
Management fee	$ 43,960,841
Transfer agent fees	5,244,539
Distribution fees	2,701,405
Accounting and security lending fees	1,283,070
Custodian fees and expenses	279,301
Independent trustees' compensation	29,546
Appreciation in deferred trustee compensation account	5,357
Audit	99,219
Legal	170,446
Interest	111,005
Miscellaneous	1,902,600
Total expenses before reductions	55,787,329
Expense reductions	(983,924)	54,803,405
Net investment income (loss)		44,825,931
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,212,167,627
Other affiliated issuers	(1,537,271)
Foreign currency transactions	(160,720)
Total net realized gain (loss)		1,210,469,636
Change in net unrealized appreciation (depreciation) on: Investment securities	(728,384,373)
Assets and liabilities in foreign currencies	(17,953)
Total change in net unrealized appreciation (depreciation)		(728,402,326)
Net gain (loss)		482,067,310
Net increase (decrease) in net assets resulting from operations		$ 526,893,241

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 44,825,931	$ 29,190,123
Net realized gain (loss)	1,210,469,636	875,877,180
Change in net unrealized appreciation (depreciation)	(728,402,326)	(448,273,685)
Net increase (decrease) in net assets resulting from operations	526,893,241	456,793,618
Distributions to shareholders from net investment income	(29,989,011)	(43,821,998)
Share transactions - net increase (decrease)	(2,000,205,631)	(1,648,924,682)
Redemption fees	1,882	117
Total increase (decrease) in net assets	(1,503,299,519)	(1,235,952,945)

Net Assets
Beginning of period	8,700,989,553	9,936,942,498
End of period (including undistributed net investment income of $43,290,513 and undistributed net investment income of $27,754,269, respectively)	$ 7,197,690,034	$ 8,700,989,553

See accompanying notes which are an integral part of the financial statements.

VIP Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 33.70	$ 32.01	$ 31.04	$ 23.44	$ 33.61
Income from Investment Operations
Net investment income (loss) C	.21	.11	.15 F,I	.07	.07
Net realized and unrealized gain (loss)	2.09	1.74	.90	7.60	(10.17)
Total from investment operations	2.30	1.85	1.05	7.67	(10.10)
Distributions from net investment income	(.13)	(.16)	(.08)	(.07)	(.07)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 35.87	$ 33.70	$ 32.01	$ 31.04	$ 23.44
Total Return A,B	6.85%	5.80%	3.38%	32.85%	(30.10)%
Ratios to Average Net Assets D,G
Expenses before reductions	.68%	.67%	.68%	.67%	.67%
Expenses net of fee waivers, if any	.68%	.67%	.68%	.67%	.67%
Expenses net of all reductions	.67%	.63%	.65%	.64%	.61%
Net investment income (loss)	.61%	.36%	.47% I	.28%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,610,629	$ 6,726,655	$ 7,796,888	$ 8,594,509	$ 7,016,147
Portfolio turnover rate E	114%	79%	72%	61%	90%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 33.56	$ 31.88	$ 30.92	$ 23.34	$ 33.48
Income from Investment Operations
Net investment income (loss) C	.18	.08	.11 F,I	.05	.04
Net realized and unrealized gain (loss)	2.07	1.72	.90	7.58	(10.14)
Total from investment operations	2.25	1.80	1.01	7.63	(10.10)
Distributions from net investment income	(.09)	(.12)	(.05)	(.05)	(.04)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 35.72	$ 33.56	$ 31.88	$ 30.92	$ 23.34
Total Return A,B	6.73%	5.67%	3.26%	32.78%	(30.20)%
Ratios to Average Net Assets D,G
Expenses before reductions	.78%	.77%	.78%	.77%	.77%
Expenses net of fee waivers, if any	.78%	.77%	.78%	.77%	.77%
Expenses net of all reductions	.77%	.73%	.75%	.74%	.71%
Net investment income (loss)	.51%	.26%	.37% I	.18%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 877,279	$ 1,086,172	$ 1,326,262	$ 1,401,298	$ 1,058,738
Portfolio turnover rate E	114%	79%	72%	61%	90%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 33.29	$ 31.64	$ 30.72	$ 23.21	$ 33.34
Income from Investment Operations
Net investment income (loss) C	.12	.03	.07 F,I	.01	- H
Net realized and unrealized gain (loss)	2.07	1.71	.89	7.53	(10.09)
Total from investment operations	2.19	1.74	.96	7.54	(10.09)
Distributions from net investment income	(.06)	(.09)	(.04)	(.03)	(.04)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 35.42	$ 33.29	$ 31.64	$ 30.72	$ 23.21
Total Return A,B	6.57%	5.50%	3.12%	32.54%	(30.30)%
Ratios to Average Net Assets D,G
Expenses before reductions	.94%	.92%	.93%	.92%	.93%
Expenses net of fee waivers, if any	.94%	.92%	.93%	.92%	.93%
Expenses net of all reductions	.92%	.88%	.90%	.89%	.87%
Net investment income (loss)	.36%	.11%	.22% I	.02%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 627,754	$ 858,587	$ 811,126	$ 609,798	$ 238,543
Portfolio turnover rate E	114%	79%	72%	61%	90%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Financial Highlights - Service Class 2R

Years ended December 31,	2006	2005	2004	2003	2002 L
Selected Per-Share Data
Net asset value, beginning of period	$ 33.18	$ 31.54	$ 30.65	$ 23.20	$ 31.05
Income from Investment Operations
Net investment income (loss) C	.12	.04	.07 F,I	.01	(.01)
Net realized and unrealized gain (loss)	2.06	1.70	.88	7.51	(7.84)
Total from investment operations	2.18	1.74	.95	7.52	(7.85)
Distributions from net investment income	(.08)	(.10)	(.06)	(.07)	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 35.28	$ 33.18	$ 31.54	$ 30.65	$ 23.20
Total Return A,B, K	6.58%	5.52%	3.10%	32.54%	(25.28)%
Ratios to Average Net Assets D,G
Expenses before reductions	.93%	.92%	.93%	.92%	.96% J
Expenses net of fee waivers, if any	.93%	.92%	.93%	.92%	.96% J
Expenses net of all reductions	.92%	.88%	.90%	.90%	.90% J
Net investment income (loss)	.36%	.12%	.22% I	.02%	(.03)% J
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,063	$ 5,409	$ 2,667	$ 1,369	$ 210
Portfolio turnover rate E	114%	79%	72%	61%	90%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

J Annualized

K Total returns for periods of less than one year are not annualized.

L For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Portfolio

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 33.67	$ 32.60
Income from Investment Operations
Net investment income (loss) E	.17	.03
Net realized and unrealized gain (loss)	2.08	1.04
Total from investment operations	2.25	1.07
Distributions from net investment income	(.14)	-
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 35.78	$ 33.67
Total Return B,C,D	6.72%	3.28%
Ratios to Average Net Assets F,I
Expenses before reductions	.81%	.83% A
Expenses net of fee waivers, if any	.81%	.83% A
Expenses net of all reductions	.80%	.79% A
Net investment income (loss)	.49%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,965	$ 24,166
Portfolio turnover rate G	114%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Growth & Income Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Growth & Income - Initial Class	13.18%	5.87%	7.97%
VIP Growth & Income - Service Class A	13.01%	5.76%	7.86%
VIP Growth & Income - Service Class 2 B	12.86%	5.60%	7.74%
VIP Growth & Income - Investor Class C	12.95%	5.82%	7.94%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of the Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Growth & Income Portfolio - Initial Class on December 31, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

VIP Growth & Income Portfolio

VIP Growth & Income Portfolio

Management's Discussion of Fund Performance

Comments from James Catudal, Portfolio Manager of VIP Growth & Income Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the 12 months ending December 31, 2006, VIP Growth & Income Portfolio trailed the S&P 500®. (For specific portfolio performance results, please refer to the performance section of this report.) The primary factors in the fund's underperformance relative to the index were weak stock selection in health care and unfavorable positioning within the financials sector. In health care, the fund favored lifescience/biotechnology stocks and services companies, including health maintenance organizations (HMOs), over the large pharmaceutical companies, which performed comparatively well. In financials, underweighting diversified financials detracted from results versus the index. These negative influences were partially offset by good stock selection in the information technology and industrials sectors. Among my health care holdings, HMO UnitedHealth Group was a particular disappointment. Its share price fell hard after a controversy over the backdating of stock options led to the resignation of the company's chief executive officer. Other health care investments that held back results included Affymetrix, PDL BioPharma and Invitrogen - stocks not represented in the S&P 500. The two top contributors were industrials companies McDermott International and Aviall. McDermott gained as its Babcock & Wilcox division emerged from bankruptcy protection after resolving asbestos liability issues and then started contributing to earnings. Aerospace parts distributor Aviall, which I subsequently sold, rose in price when it received a buyout proposal from Boeing. Another notable contributor was Canada's Research In Motion, which gained on the popularity of its BlackBerry messaging devices. None of these contributors were included in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Growth & Income Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	5.0	4.9
American International Group, Inc.	4.1	3.4
Microsoft Corp.	3.5	3.0
Procter & Gamble Co.	2.5	1.3
Exxon Mobil Corp.	2.5	2.9
Cisco Systems, Inc.	1.9	1.5
Altria Group, Inc.	1.6	1.4
AT&T, Inc.	1.5	1.2
Bank of America Corp.	1.4	2.4
Google, Inc. Class A (sub. vtg.)	1.3	1.6
	25.3
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.6	21.0
Information Technology	20.6	18.7
Health Care	13.5	14.0
Industrials	11.6	14.4
Energy	9.5	9.8
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stocks 97.9%		Stocks 97.8%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	11.1%	** Foreign investments	9.8%

VIP Growth & Income Portfolio

VIP Growth & Income Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.6%
Hotels, Restaurants & Leisure - 0.6%
Jamba, Inc. (a)(d)	398,700	$ 4,014,909
Starbucks Corp. (a)	129,900	4,601,058
		8,615,967
Household Durables - 0.8%
Koninklijke Philips Electronics NV (NY Shares)	119,200	4,479,536
Sony Corp. sponsored ADR	99,800	4,274,434
Whirlpool Corp.	42,200	3,503,444
		12,257,414
Media - 1.8%
E.W. Scripps Co. Class A	57,900	2,891,526
News Corp. Class B	342,700	7,628,502
Time Warner, Inc.	800,600	17,437,068
		27,957,096
Multiline Retail - 1.0%
Target Corp.	270,000	15,403,500
Specialty Retail - 2.1%
Best Buy Co., Inc.	104,600	5,145,274
Esprit Holdings Ltd.	318,500	3,556,269
Lowe's Companies, Inc.	126,800	3,949,820
PETsMART, Inc.	74,000	2,135,640
Staples, Inc.	336,302	8,979,263
Tiffany & Co., Inc.	70,100	2,750,724
TJX Companies, Inc.	195,500	5,575,660
		32,092,650
Textiles, Apparel & Luxury Goods - 0.3%
Liz Claiborne, Inc.	87,000	3,781,020
TOTAL CONSUMER DISCRETIONARY		100,107,647
CONSUMER STAPLES - 7.1%
Beverages - 0.6%
Molson Coors Brewing Co. Class B	73,600	5,625,984
PepsiCo, Inc.	55,400	3,465,270
		9,091,254
Food & Staples Retailing - 0.6%
CVS Corp.	139,500	4,311,945
Safeway, Inc.	152,600	5,273,856
		9,585,801
Food Products - 0.9%
Nestle SA sponsored ADR	147,000	13,083,000
Household Products - 3.4%
Colgate-Palmolive Co.	202,500	13,211,100
Procter & Gamble Co.	583,100	37,475,837
		50,686,937
Tobacco - 1.6%
Altria Group, Inc.	288,660	24,772,801
TOTAL CONSUMER STAPLES		107,219,793

	Shares	Value (Note 1)
ENERGY - 9.5%
Energy Equipment & Services - 5.7%
Baker Hughes, Inc.	109,600	$ 8,182,736
Cameron International Corp. (a)	320,500	17,002,525
Diamond Offshore Drilling, Inc.	71,900	5,747,686
Halliburton Co.	643,617	19,984,308
Nabors Industries Ltd. (a)	190,100	5,661,178
Schlumberger Ltd. (NY Shares)	319,700	20,192,252
Smith International, Inc.	238,700	9,803,409
		86,574,094
Oil, Gas & Consumable Fuels - 3.8%
Exxon Mobil Corp.	486,100	37,249,843
Peabody Energy Corp.	124,600	5,035,086
Petroplus Holdings AG	18,850	1,144,346
Plains Exploration & Production Co. (a)	139,100	6,611,423
Ultra Petroleum Corp. (a)	39,890	1,904,748
Valero Energy Corp.	121,900	6,236,404
		58,181,850
TOTAL ENERGY		144,755,944
FINANCIALS - 23.6%
Capital Markets - 4.4%
Ameriprise Financial, Inc.	147,200	8,022,400
Charles Schwab Corp.	445,300	8,612,102
E*TRADE Financial Corp.	206,400	4,627,488
Franklin Resources, Inc.	63,800	7,028,846
Goldman Sachs Group, Inc.	41,700	8,312,895
Investors Financial Services Corp.	146,800	6,263,956
Lehman Brothers Holdings, Inc.	40,600	3,171,672
State Street Corp.	242,500	16,354,200
UBS AG (NY Shares)	76,600	4,621,278
		67,014,837
Commercial Banks - 3.9%
Commerce Bancorp, Inc., New Jersey (d)	93,000	3,280,110
Mizuho Financial Group, Inc.	531	3,791,264
PNC Financial Services Group, Inc.	102,200	7,566,888
Standard Chartered PLC (United Kingdom)	306,657	8,960,998
Sumitomo Mitsui Financial Group, Inc.	372	3,812,180
U.S. Bancorp, Delaware	229,400	8,301,986
Wachovia Corp.	176,670	10,061,357
Wells Fargo & Co.	368,090	13,089,280
		58,864,063
Consumer Finance - 0.7%
American Express Co.	154,700	9,385,649
Capital One Financial Corp. (d)	26,400	2,028,048
		11,413,697
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financial Services - 2.4%
Bank of America Corp.	415,400	$ 22,178,206
Citigroup, Inc.	269,000	14,983,300
		37,161,506
Insurance - 10.5%
ACE Ltd.	163,200	9,885,024
AFLAC, Inc.	119,100	5,478,600
American International Group, Inc.	879,305	63,010,996
Berkshire Hathaway, Inc. Class A (a)	123	13,528,770
Endurance Specialty Holdings Ltd.	59,300	2,169,194
Everest Re Group Ltd.	94,400	9,261,584
Fidelity National Financial, Inc. Class A	186,100	4,444,068
Hartford Financial Services Group, Inc.	135,500	12,643,505
Lincoln National Corp.	104,900	6,965,360
National Financial Partners Corp.	143,500	6,309,695
PartnerRe Ltd.	78,900	5,604,267
Prudential Financial, Inc.	142,900	12,269,394
W.R. Berkley Corp.	228,900	7,899,339
		159,469,796
Real Estate Investment Trusts - 0.4%
Equity Residential (SBI)	56,000	2,842,000
Vornado Realty Trust	21,000	2,551,500
		5,393,500
Real Estate Management & Development - 0.3%
Mitsui Fudosan Co. Ltd.	154,000	3,757,833
Move, Inc.	173,600	956,536
		4,714,369
Thrifts & Mortgage Finance - 1.0%
Countrywide Financial Corp.	44,600	1,893,270
Hudson City Bancorp, Inc.	445,200	6,179,376
People's Bank, Connecticut	117,700	5,251,774
Washington Mutual, Inc.	34,800	1,583,052
		14,907,472
TOTAL FINANCIALS		358,939,240
HEALTH CARE - 13.5%
Biotechnology - 2.7%
Amgen, Inc. (a)	98,410	6,722,387
Biogen Idec, Inc. (a)	165,000	8,116,350
Celgene Corp. (a)	66,500	3,825,745
Cephalon, Inc. (a)	53,800	3,788,058
Genentech, Inc. (a)	31,300	2,539,369
Gilead Sciences, Inc. (a)	117,700	7,642,261
MedImmune, Inc. (a)	172,000	5,567,640
PDL BioPharma, Inc. (a)	145,400	2,928,356
		41,130,166
Health Care Equipment & Supplies - 2.7%
Alcon, Inc.	18,400	2,056,568
Baxter International, Inc.	230,800	10,706,812

	Shares	Value (Note 1)
Becton, Dickinson & Co.	124,400	$ 8,726,660
C.R. Bard, Inc.	82,500	6,845,025
Cooper Companies, Inc.	95,368	4,243,876
DJO, Inc. (a)	142,900	6,118,978
St. Jude Medical, Inc. (a)	62,670	2,291,215
		40,989,134
Health Care Providers & Services - 2.4%
Brookdale Senior Living, Inc.	39,000	1,872,000
Cardinal Health, Inc.	67,600	4,355,468
Health Net, Inc. (a)	141,800	6,899,988
Healthways, Inc. (a)	8,800	419,848
Henry Schein, Inc. (a)	149,500	7,322,510
I-trax, Inc. (a)	230,600	714,860
Medco Health Solutions, Inc. (a)	84,900	4,537,056
Sierra Health Services, Inc. (a)	92,500	3,333,700
UnitedHealth Group, Inc.	144,300	7,753,239
		37,208,669
Health Care Technology - 0.2%
IMS Health, Inc.	99,100	2,723,268
Life Sciences Tools & Services - 0.9%
Affymetrix, Inc. (a)	70,100	1,616,506
Invitrogen Corp. (a)	142,000	8,035,780
Millipore Corp. (a)	62,300	4,149,180
		13,801,466
Pharmaceuticals - 4.6%
Allergan, Inc.	46,100	5,520,014
Johnson & Johnson	284,700	18,795,894
Merck & Co., Inc.	302,500	13,189,000
Novartis AG sponsored ADR	110,900	6,370,096
Pfizer, Inc.	256,700	6,648,530
Roche Holding AG (participation certificate)	46,297	8,298,859
Wyeth	214,500	10,922,340
		69,744,733
TOTAL HEALTH CARE		205,597,436
INDUSTRIALS - 11.6%
Aerospace & Defense - 2.5%
EDO Corp.	130,294	3,093,180
General Dynamics Corp.	77,400	5,754,690
Honeywell International, Inc.	232,600	10,522,824
KBR, Inc.	8,600	224,976
United Technologies Corp.	300,500	18,787,260
		38,382,930
Air Freight & Logistics - 0.5%
FedEx Corp.	18,000	1,955,160
United Parcel Service, Inc. Class B	68,400	5,128,632
		7,083,792
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Airlines - 0.6%
AMR Corp. (a)	88,600	$ 2,678,378
UAL Corp. (a)	136,700	6,014,800
		8,693,178
Electrical Equipment - 0.6%
Evergreen Solar, Inc. (a)	201,200	1,523,084
Suntech Power Holdings Co. Ltd. sponsored ADR	111,500	3,792,115
Vestas Wind Systems AS (a)	82,600	3,491,325
		8,806,524
Industrial Conglomerates - 6.0%
General Electric Co.	2,039,500	75,889,793
McDermott International, Inc. (a)	309,250	15,728,455
		91,618,248
Machinery - 0.6%
Danaher Corp.	52,500	3,803,100
Deere & Co.	55,600	5,285,892
		9,088,992
Road & Rail - 0.8%
Laidlaw International, Inc.	189,500	5,766,485
Landstar System, Inc.	99,300	3,791,274
Norfolk Southern Corp.	61,800	3,107,922
		12,665,681
TOTAL INDUSTRIALS		176,339,345
INFORMATION TECHNOLOGY - 20.6%
Communications Equipment - 4.8%
Adtran, Inc.	49,100	1,114,570
Alcatel-Lucent SA sponsored ADR	433,100	6,158,682
Cisco Systems, Inc. (a)	1,035,600	28,302,948
Comverse Technology, Inc. (a)	204,765	4,322,589
Corning, Inc. (a)	213,500	3,994,585
Harris Corp.	109,800	5,035,428
Juniper Networks, Inc. (a)	165,400	3,132,676
Motorola, Inc.	140,700	2,892,792
Nortel Networks Corp. (a)	137,530	3,689,484
QUALCOMM, Inc.	262,700	9,927,433
Research In Motion Ltd. (a)	33,600	4,293,408
		72,864,595
Computers & Peripherals - 3.4%
Apple Computer, Inc. (a)	184,000	15,610,560
Dell, Inc. (a)	96,000	2,408,640
EMC Corp. (a)	478,800	6,320,160
Hewlett-Packard Co.	470,700	19,388,133
Network Appliance, Inc. (a)	115,200	4,525,056
Sun Microsystems, Inc. (a)	516,600	2,799,972
		51,052,521

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc. (a)	300,814	$ 10,483,368
Internet Software & Services - 1.6%
eBay, Inc. (a)	27,377	823,226
Google, Inc. Class A (sub. vtg.) (a)	44,300	20,399,264
Yahoo!, Inc. (a)	85,600	2,186,224
		23,408,714
IT Services - 1.0%
First Data Corp.	231,000	5,895,120
Paychex, Inc.	162,100	6,409,434
The Western Union Co.	143,100	3,208,302
		15,512,856
Semiconductors & Semiconductor Equipment - 3.9%
Analog Devices, Inc.	111,600	3,668,292
Applied Materials, Inc.	856,600	15,804,270
ARM Holdings PLC sponsored ADR	205,000	1,496,500
ASML Holding NV (NY Shares) (a)	62,200	1,531,986
Broadcom Corp. Class A (a)	91,900	2,969,289
Fairchild Semiconductor International, Inc. (a)	240,000	4,034,400
FormFactor, Inc. (a)	88,500	3,296,625
Intersil Corp. Class A	193,600	4,630,912
Lam Research Corp. (a)	4,900	248,038
Linear Technology Corp.	117,400	3,559,568
Microchip Technology, Inc.	133,700	4,371,990
National Semiconductor Corp.	296,300	6,726,010
Samsung Electronics Co. Ltd.	4,840	3,190,237
Verigy Ltd.	74,134	1,315,879
Xilinx, Inc.	126,800	3,019,108
		59,863,104
Software - 5.2%
Adobe Systems, Inc. (a)	210,200	8,643,424
Cognos, Inc. (a)	122,200	5,188,612
Microsoft Corp.	1,776,500	53,046,290
Oracle Corp. (a)	371,000	6,358,940
Quest Software, Inc. (a)	219,100	3,209,815
Symantec Corp. (a)	154,000	3,210,900
		79,657,981
TOTAL INFORMATION TECHNOLOGY		312,843,139
MATERIALS - 2.1%
Chemicals - 1.2%
Ashland, Inc.	34,500	2,386,710
Monsanto Co.	139,720	7,339,492
Praxair, Inc.	152,800	9,065,624
		18,791,826
Containers & Packaging - 0.4%
Owens-Illinois, Inc.	155,400	2,867,130
Smurfit-Stone Container Corp. (a)	237,700	2,510,112
		5,377,242
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - 0.5%
Alcoa, Inc.	42,000	$ 1,260,420
Meridian Gold, Inc. (a)	120,260	3,344,796
Titanium Metals Corp.	115,460	3,407,225
		8,012,441
TOTAL MATERIALS		32,181,509
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.3%
AT&T, Inc.	622,600	22,257,950
Level 3 Communications, Inc. (a)	471,500	2,640,400
Qwest Communications International, Inc. (a)	440,800	3,689,496
Verizon Communications, Inc.	174,600	6,502,104
		35,089,950
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	162,000	6,039,360
TOTAL TELECOMMUNICATION SERVICES		41,129,310
UTILITIES - 0.6%
Electric Utilities - 0.4%
Exelon Corp.	102,500	6,343,725
Independent Power Producers & Energy Traders - 0.2%
TXU Corp.	55,200	2,992,392
TOTAL UTILITIES		9,336,117
TOTAL COMMON STOCKS (Cost $1,269,437,788)		1,488,449,480
Money Market Funds - 2.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.37% (b)	32,099,297	$ 32,099,297
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	4,586,475	4,586,475
TOTAL MONEY MARKET FUNDS (Cost $36,685,772)		36,685,772
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $1,306,123,560)		1,525,135,252
NET OTHER ASSETS - (0.3)%		(4,022,644)
NET ASSETS - 100%		$ 1,521,112,608
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,669,172
Fidelity Securities Lending Cash Central Fund	169,348
Total	$ 2,838,520
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.9%
Switzerland	2.4%
Netherlands Antilles	1.3%
Canada	1.1%
Bermuda	1.1%
Panama	1.0%
Japan	1.0%
Cayman Islands	1.0%
Others (individually less than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio

VIP Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006
Assets
Investment in securities, at value (including securities loaned of $4,483,091) - See accompanying schedule: Unaffiliated issuers (cost $1,269,437,788)	$ 1,488,449,480
Fidelity Central Funds (cost $36,685,772)	36,685,772
Total Investments (cost $1,306,123,560)		$ 1,525,135,252
Cash		14,825
Receivable for fund shares sold		8,717
Dividends receivable		1,700,745
Interest receivable		125,351
Prepaid expenses		7,701
Other receivables		18,517
Total assets		1,527,011,108

Liabilities
Payable for fund shares redeemed	$ 129,657
Accrued management fee	590,479
Distribution fees payable	166,604
Other affiliated payables	129,529
Other payables and accrued expenses	295,756
Collateral on securities loaned, at value	4,586,475
Total liabilities		5,898,500

Net Assets		$ 1,521,112,608
Net Assets consist of:
Paid in capital		$ 1,233,430,989
Undistributed net investment income		13,489,068
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		55,180,863
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		219,011,688
Net Assets		$ 1,521,112,608

Statement of Assets and Liabilities - continued

December 31, 2006
Initial Class: Net Asset Value, offering price and redemption price per share ($465,375,056 ÷ 28,877,128 shares)	$ 16.12

Service Class: Net Asset Value, offering price and redemption price per share ($375,774,876 ÷ 23,477,986 shares)	$ 16.01

Service Class 2: Net Asset Value, offering price and redemption price per share ($645,359,588 ÷ 40,701,936 shares)	$ 15.86

Investor Class: Net Asset Value, offering price and redemption price per share ($34,603,088 ÷ 2,152,993 shares)	$ 16.07

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Growth & Income Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 22,081,211
Interest		1,533
Income from Fidelity Central Funds (including $169,348 from security lending)		2,838,520
Total income		24,921,264

Expenses
Management fee	$ 7,369,711
Transfer agent fees	1,107,649
Distribution fees	1,935,332
Accounting and security lending fees	523,190
Custodian fees and expenses	51,481
Independent trustees' compensation	5,932
Audit	56,412
Legal	12,121
Interest	1,190
Miscellaneous	347,009
Total expenses before reductions	11,410,027
Expense reductions	(50,813)	11,359,214
Net investment income (loss)		13,562,050
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	59,358,575
Foreign currency transactions	370
Total net realized gain (loss)		59,358,945
Change in net unrealized appreciation (depreciation) on: Investment securities	120,807,373
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		120,807,369
Net gain (loss)		180,166,314
Net increase (decrease) in net assets resulting from operations		$ 193,728,364

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,562,050	$ 13,322,605
Net realized gain (loss)	59,358,945	199,886,436
Change in net unrealized appreciation (depreciation)	120,807,369	(101,373,471)
Net increase (decrease) in net assets resulting from operations	193,728,364	111,835,570
Distributions to shareholders from net investment income	(13,053,684)	(22,706,700)
Distributions to shareholders from net realized gain	(41,055,466)	-
Total distributions	(54,109,150)	(22,706,700)
Share transactions - net increase (decrease)	(215,486,550)	(123,504,452)
Total increase (decrease) in net assets	(75,867,336)	(34,375,582)

Net Assets
Beginning of period	1,596,979,944	1,631,355,526
End of period (including undistributed net investment income of $13,489,068 and undistributed net investment income of $13,071,943, respectively)	$ 1,521,112,608	$ 1,596,979,944

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.75	$ 13.91	$ 13.26	$ 10.86	$ 13.19
Income from Investment Operations
Net investment income (loss) C	.15	.13	.21 F	.12	.15
Net realized and unrealized gain (loss)	1.74	.92	.56	2.42	(2.32)
Total from investment operations	1.89	1.05	.77	2.54	(2.17)
Distributions from net investment income	(.14)	(.21)	(.12)	(.14)	(.16)
Distributions from net realized gain	(.38)	-	-	-	-
Total distributions	(.52)	(.21)	(.12)	(.14)	(.16)
Net asset value, end of period	$ 16.12	$ 14.75	$ 13.91	$ 13.26	$ 10.86
Total Return A, B	13.18%	7.63%	5.80%	23.77%	(16.61)%
Ratios to Average Net Assets D, G
Expenses before reductions	.60%	.59%	.60%	.59%	.59%
Expenses net of fee waivers, if any	.60%	.59%	.60%	.59%	.59%
Expenses net of all reductions	.59%	.54%	.60%	.59%	.58%
Net investment income (loss)	.98%	.97%	1.58%	1.02%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 465,375	$ 606,102	$ 704,460	$ 785,494	$ 638,124
Portfolio turnover rate E	109%	206%	23%	25%	43%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.66	$ 13.83	$ 13.18	$ 10.80	$ 13.12
Income from Investment Operations
Net investment income (loss) C	.13	.12	.19 F	.11	.14
Net realized and unrealized gain (loss)	1.72	.91	.57	2.40	(2.31)
Total from investment operations	1.85	1.03	.76	2.51	(2.17)
Distributions from net investment income	(.12)	(.20)	(.11)	(.13)	(.15)
Distributions from net realized gain	(.38)	-	-	-	-
Total distributions	(.50)	(.20)	(.11)	(.13)	(.15)
Net asset value, end of period	$ 16.01	$ 14.66	$ 13.83	$ 13.18	$ 10.80
Total Return A, B	13.01%	7.53%	5.75%	23.60%	(16.69)%
Ratios to Average Net Assets D, G
Expenses before reductions	.70%	.69%	.70%	.69%	.69%
Expenses net of fee waivers, if any	.70%	.69%	.70%	.69%	.69%
Expenses net of all reductions	.69%	.64%	.70%	.69%	.68%
Net investment income (loss)	.88%	.87%	1.48%	.92%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 375,775	$ 384,527	$ 401,392	$ 357,585	$ 250,160
Portfolio turnover rate E	109%	206%	23%	25%	43%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.53	$ 13.71	$ 13.09	$ 10.73	$ 13.07
Income from Investment Operations
Net investment income (loss) C	.11	.10	.17 F	.09	.12
Net realized and unrealized gain (loss)	1.71	.90	.55	2.39	(2.30)
Total from investment operations	1.82	1.00	.72	2.48	(2.18)
Distributions from net investment income	(.11)	(.18)	(.10)	(.12)	(.16)
Distributions from net realized gain	(.38)	-	-	-	-
Total distributions	(.49)	(.18)	(.10)	(.12)	(.16)
Net asset value, end of period	$ 15.86	$ 14.53	$ 13.71	$ 13.09	$ 10.73
Total Return A, B	12.86%	7.40%	5.52%	23.44%	(16.84) %
Ratios to Average Net Assets D, G
Expenses before reductions	.85%	.84%	.85%	.85%	.85%
Expenses net of fee waivers, if any	.85%	.84%	.85%	.85%	.85%
Expenses net of all reductions	.84%	.79%	.85%	.84%	.84%
Net investment income (loss)	.73%	.70%	1.33%	.76%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 645,360	$ 596,787	$ 525,504	$ 341,989	$ 140,890
Portfolio turnover rate E	109%	206%	23%	25%	43%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.74	$ 13.64
Income from Investment Operations
Net investment income (loss) E	.13	.03
Net realized and unrealized gain (loss)	1.72	1.07
Total from investment operations	1.85	1.10
Distributions from net investment income	(.14)	-
Distributions from net realized gain	(.38)	-
Total distributions	(.52)	-
Net asset value, end of period	$ 16.07	$ 14.74
Total Return B, C, D	12.95%	8.06%
Ratios to Average Net Assets F, I
Expenses before reductions	.73%	.78% A
Expenses net of fee waivers, if any	.73%	.78% A
Expenses net of all reductions	.72%	.72% A
Net investment income (loss)	.85%	.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,603	$ 9,564
Portfolio turnover rate G	109%	206%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio

VIP Growth Opportunities Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Growth Opportunities - Initial Class	5.46%	4.55%	4.12%
VIP Growth Opportunities - Service Class A	5.30%	4.44%	4.03%
VIP Growth Opportunities - Service Class 2 B	5.12%	4.27%	3.91%
VIP Growth Opportunities - Investor Class C	5.26%	4.50%	4.09%

A The initial offering of Service Class shares took place November 3, 1997. Performance for Service Class shares reflects an asset based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Opportunities Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

VIP Growth Opportunities Portfolio

Management's Discussion of Fund Performance

Comments from John Porter, Portfolio Manager of VIP Growth Opportunities Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the 12 months that ended December 31, 2006, the portfolio trailed the S&P 500®. The fund underperformed partly because the fund's core growth stock holdings generally lagged the more broadly based index. Within the weak technology sector, some of the fund's larger overweighted holdings performed poorly, including Internet investments Yahoo and eBay, both of which suffered from weak business fundamentals. The fund also had unfavorable results in consumer discretionary, most notably among retailing and consumer durables/apparel stocks. In retailing, out-of-index clothier Chico's was disappointing, while within consumer durables, significant investments in homebuilders KB Home and D.R. Horton struggled when the housing market slowed more quickly and severely than expected. Elsewhere, health insurer UnitedHealth Group hampered performance as well. On the other hand, the fund benefited from investments in casino operators Las Vegas Sands and Wynn Resorts, which benefited from new properties in Asia. Despite the fund's weak results in technology overall, Canada's Research In Motion, manufacturer of the BlackBerry wireless e-mail device, boosted performance relative to the index. Elsewhere, IntercontinentalExchange, the dominant electronic commodities trading exchange, also benefited performance, as did some good stock picks in materials. None of the contributors I've mentioned were included in the index. Some of the detractors above were sold prior to period end.

Note to shareholders: The Board of Trustees of VIP Growth Opportunities Portfolio has approved changes to the fund's investment policy and benchmark index. The fund's primary benchmark will change to the Russell 1000® Growth Index from the S&P 500, and the fund will adopt a growth-oriented investment strategy in place of its current growth and value mandate. The changes will become effective on February 1, 2007.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Growth Opportunities Portfolio

VIP Growth Opportunities Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	12.5	12.7
eBay, Inc.	7.7	8.5
UnitedHealth Group, Inc.	5.8	5.2
Schlumberger Ltd. (NY Shares)	3.3	0.6
Apple Computer, Inc.	3.2	2.3
Research In Motion Ltd.	2.8	2.0
Valero Energy Corp.	2.6	0.3
QUALCOMM, Inc.	2.4	2.0
Cognizant Technology Solutions Corp. Class A	2.4	2.3
Las Vegas Sands Corp.	2.1	2.0
	44.8
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	41.0	43.7
Energy	16.0	5.0
Health Care	14.2	17.1
Consumer Discretionary	11.0	12.9
Financials	8.4	10.2
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stocks 99.7%		Stocks 95.9%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 4.1%
* Foreign investments	15.8%	** Foreign investments	9.3%

Annual Report

VIP Growth Opportunities Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.0%
Automobiles - 0.1%
Renault SA	2,400	$ 288,332
Hotels, Restaurants & Leisure - 3.9%
Las Vegas Sands Corp. (a)	129,100	11,551,868
Melco PBL Entertainment (Macau) Ltd. sponsored ADR	3,500	74,410
Penn National Gaming, Inc. (a)	16,203	674,369
Vail Resorts, Inc. (a)	8,000	358,560
Wynn Resorts Ltd. (d)	98,100	9,206,685
		21,865,892
Household Durables - 0.2%
Whirlpool Corp.	12,100	1,004,542
Internet & Catalog Retail - 0.0%
Submarino SA	2,900	93,658
Media - 2.2%
Comcast Corp. Class A	24,100	1,020,153
News Corp. Class B	32,400	721,224
The Walt Disney Co.	180,700	6,192,589
Time Warner, Inc.	178,000	3,876,840
XM Satellite Radio Holdings, Inc. Class A (a)	16,000	231,200
		12,042,006
Multiline Retail - 1.3%
Federated Department Stores, Inc.	40,200	1,532,826
Sears Holdings Corp. (a)	34,900	5,860,757
		7,393,583
Specialty Retail - 2.6%
Best Buy Co., Inc.	36,400	1,790,516
Circuit City Stores, Inc.	106,700	2,025,166
Gamestop Corp. Class B (a)	21,600	1,182,816
J. Crew Group, Inc.	1,300	50,115
RadioShack Corp.	8,000	134,240
Staples, Inc.	113,500	3,030,450
Zumiez, Inc. (a)(d)	218,507	6,454,697
		14,668,000
Textiles, Apparel & Luxury Goods - 0.7%
Coach, Inc. (a)	28,000	1,202,880
Heelys, Inc.	16,700	536,237
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	45,100	2,275,295
		4,014,412
TOTAL CONSUMER DISCRETIONARY		61,370,425
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Wal-Mart Stores, Inc.	8,100	374,058
ENERGY - 16.0%
Energy Equipment & Services - 9.3%
Baker Hughes, Inc.	41,900	3,128,254

	Shares	Value (Note 1)
BJ Services Co.	4,000	$ 117,280
Diamond Offshore Drilling, Inc.	49,800	3,981,012
GlobalSantaFe Corp.	61,600	3,620,848
Grant Prideco, Inc. (a)	111,200	4,422,424
Halliburton Co.	104,800	3,254,040
National Oilwell Varco, Inc. (a)	69,900	4,276,482
Noble Corp.	35,600	2,710,940
Pride International, Inc. (a)	79,100	2,373,791
Schlumberger Ltd. (NY Shares)	295,700	18,676,412
Transocean, Inc. (a)	32,700	2,645,103
Weatherford International Ltd. (a)	71,600	2,992,164
		52,198,750
Oil, Gas & Consumable Fuels - 6.7%
Anadarko Petroleum Corp.	8,100	352,512
Cabot Oil & Gas Corp.	7,800	473,070
Chesapeake Energy Corp.	15,600	453,180
Devon Energy Corp.	52,000	3,488,160
EOG Resources, Inc.	32,600	2,035,870
Exxon Mobil Corp.	17,500	1,341,025
Hess Corp.	20,300	1,006,271
Noble Energy, Inc.	15,700	770,399
Occidental Petroleum Corp.	8,100	395,523
Peabody Energy Corp.	79,801	3,224,758
Petroplus Holdings AG	7,110	431,634
Ultra Petroleum Corp. (a)	186,900	8,924,475
Valero Energy Corp.	288,600	14,764,776
		37,661,653
TOTAL ENERGY		89,860,403
FINANCIALS - 8.4%
Capital Markets - 4.1%
Ashmore Group plc	851,600	4,315,694
E*TRADE Financial Corp.	121,000	2,712,820
Goldman Sachs Group, Inc.	4,300	857,205
Investors Financial Services Corp.	15,700	669,919
Lazard Ltd. Class A	50,200	2,376,468
Merrill Lynch & Co., Inc.	64,800	6,032,880
Morgan Stanley	55,300	4,503,079
TD Ameritrade Holding Corp.	110,310	1,784,816
		23,252,881
Commercial Banks - 0.7%
ICICI Bank Ltd. sponsored ADR	52,800	2,203,872
Mizuho Financial Group, Inc.	38	271,315
Standard Chartered PLC (United Kingdom)	35,829	1,046,979
Sumitomo Mitsui Financial Group, Inc.	30	307,434
		3,829,600
Consumer Finance - 0.1%
Capital One Financial Corp.	3,900	299,598
Diversified Financial Services - 3.3%
Chicago Mercantile Exchange Holdings, Inc. Class A	10,600	5,403,350
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financial Services - continued
Citigroup, Inc.	25,000	$ 1,392,500
IntercontinentalExchange, Inc. (a)	24,750	2,670,525
Moody's Corp.	115,200	7,955,712
NETeller PLC (a)	256,948	762,417
The NASDAQ Stock Market, Inc. (a)	14,636	450,642
		18,635,146
Insurance - 0.1%
ACE Ltd.	11,930	722,600
Real Estate Management & Development - 0.1%
Shimao Property Holdings Ltd.	314,000	588,576
TOTAL FINANCIALS		47,328,401
HEALTH CARE - 14.2%
Biotechnology - 4.6%
Amgen, Inc. (a)	28,600	1,953,666
Celgene Corp. (a)	196,200	11,287,386
Genentech, Inc. (a)	94,000	7,626,220
Gilead Sciences, Inc. (a)	63,400	4,116,562
Vertex Pharmaceuticals, Inc. (a)	18,000	673,560
		25,657,394
Health Care Equipment & Supplies - 0.4%
Alcon, Inc.	4,800	536,496
C.R. Bard, Inc.	8,200	680,354
Intuitive Surgical, Inc. (a)	4,000	383,600
Inverness Medical Innovations, Inc. (a)	17,600	681,120
		2,281,570
Health Care Providers & Services - 6.3%
Brookdale Senior Living, Inc.	23,400	1,123,200
Humana, Inc. (a)	21,700	1,200,227
Nighthawk Radiology Holdings, Inc.	16,900	430,950
UnitedHealth Group, Inc.	612,105	32,888,402
		35,642,779
Health Care Technology - 0.2%
Cerner Corp. (a)	20,100	914,550
Life Sciences Tools & Services - 0.1%
Exelixis, Inc. (a)	79,000	711,000
Pharmaceuticals - 2.6%
Allergan, Inc.	67,900	8,130,346
Merck & Co., Inc.	103,700	4,521,320
Sepracor, Inc. (a)	29,200	1,798,136
		14,449,802
TOTAL HEALTH CARE		79,657,095
INDUSTRIALS - 2.4%
Airlines - 0.6%
AirTran Holdings, Inc. (a)	27,500	322,850
AMR Corp. (a)	25,400	767,842

	Shares	Value (Note 1)
Republic Airways Holdings, Inc. (a)	23,332	$ 391,511
Ryanair Holdings PLC sponsored ADR (a)	6,300	513,450
US Airways Group, Inc. (a)	24,300	1,308,555
		3,304,208
Construction & Engineering - 1.2%
Fluor Corp.	84,700	6,915,755
Electrical Equipment - 0.1%
ABB Ltd. sponsored ADR	42,600	765,948
Industrial Conglomerates - 0.2%
General Electric Co.	33,550	1,248,396
Machinery - 0.3%
Deere & Co.	12,100	1,150,347
Joy Global, Inc.	4,900	236,866
		1,387,213
TOTAL INDUSTRIALS		13,621,520
INFORMATION TECHNOLOGY - 41.0%
Communications Equipment - 7.1%
Ciena Corp. (a)	56,800	1,573,928
Cisco Systems, Inc. (a)	130,300	3,561,099
F5 Networks, Inc. (a)	30,700	2,278,247
Juniper Networks, Inc. (a)	79,300	1,501,942
Motorola, Inc.	81,080	1,667,005
QUALCOMM, Inc.	364,500	13,774,455
Research In Motion Ltd. (a)	122,870	15,700,329
		40,057,005
Computers & Peripherals - 3.9%
Apple Computer, Inc. (a)	211,700	17,960,628
Dell, Inc. (a)	16,200	406,458
Hewlett-Packard Co.	32,400	1,334,556
Network Appliance, Inc. (a)	36,700	1,441,576
Rackable Systems, Inc. (a)	15,600	483,132
		21,626,350
Electronic Equipment & Instruments - 0.0%
Sunpower Corp. Class A (a)	500	18,585
Internet Software & Services - 20.4%
Akamai Technologies, Inc. (a)	8,000	424,960
eBay, Inc. (a)(d)	1,438,997	43,270,640
Google, Inc. Class A (sub. vtg.) (a)(d)	152,500	70,223,197
NHN Corp.	468	57,418
Yahoo! Japan Corp.	234	93,168
Yahoo!, Inc. (a)	14,400	367,776
		114,437,159
IT Services - 5.6%
Cognizant Technology Solutions Corp. Class A (a)	170,200	13,132,632
First Data Corp.	96,200	2,455,024
Infosys Technologies Ltd. sponsored ADR	47,400	2,586,144
Paychex, Inc.	186,180	7,361,557
Satyam Computer Services Ltd. sponsored ADR	79,400	1,906,394
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
IT Services - continued
SRA International, Inc. Class A (a)	7,700	$ 205,898
The Western Union Co.	177,800	3,986,276
		31,633,925
Semiconductors & Semiconductor Equipment - 2.3%
Broadcom Corp. Class A (a)	47,150	1,523,417
Intel Corp.	190,900	3,865,725
Linear Technology Corp.	19,300	585,176
Marvell Technology Group Ltd. (a)	299,600	5,749,324
Silicon On Insulator Technologies SA (SOITEC) (a)	31,100	1,106,519
		12,830,161
Software - 1.7%
Activision, Inc. (a)	72,366	1,247,590
Autodesk, Inc. (a)	9,398	380,243
Electronic Arts, Inc. (a)	32,500	1,636,700
Nintendo Co. Ltd.	16,000	4,152,877
Opnet Technologies, Inc. (a)	15,500	223,975
Oracle Corp. (a)	60,800	1,042,112
Salesforce.com, Inc. (a)	17,800	648,810
		9,332,307
TOTAL INFORMATION TECHNOLOGY		229,935,492
MATERIALS - 2.8%
Chemicals - 0.2%
Monsanto Co.	21,600	1,134,648
Metals & Mining - 2.6%
Allegheny Technologies, Inc.	11,700	1,060,956
Carpenter Technology Corp.	14,400	1,476,288
Central African Mining & Exploration Co. PLC (a)	7,800	8,593
Mittal Steel Co. NV Class A (NY Shares)	101,900	4,298,142
Newmont Mining Corp.	15,600	704,340
Phelps Dodge Corp.	47,200	5,650,784
Titanium Metals Corp.	44,000	1,298,440
		14,497,543
TOTAL MATERIALS		15,632,191
TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 2.9%
AT&T, Inc.	232,600	8,315,450
BellSouth Corp.	164,000	7,726,040
		16,041,490

	Shares	Value (Note 1)
Wireless Telecommunication Services - 0.9%
America Movil SA de CV Series L sponsored ADR	40,600	$ 1,835,932
American Tower Corp. Class A (a)	31,900	1,189,232
Bharti Airtel Ltd. (a)	139,642	2,057,199
		5,082,363
TOTAL TELECOMMUNICATION SERVICES		21,123,853
TOTAL COMMON STOCKS (Cost $458,420,185)		558,903,438
Money Market Funds - 8.0%

Fidelity Cash Central Fund, 5.37% (b)	2,141,767	2,141,767
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	42,882,750	42,882,750
TOTAL MONEY MARKET FUNDS (Cost $45,024,517)		45,024,517
TOTAL INVESTMENT PORTFOLIO - 107.7% (Cost $503,444,702)	603,927,955
NET OTHER ASSETS - (7.7)%	(42,963,807)
NET ASSETS - 100%	$ 560,964,148
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 367,660
Fidelity Securities Lending Cash Central Fund	257,827
Total	$ 625,487
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.2%
Canada	4.4%
Netherlands Antilles	3.3%
India	1.6%
Bermuda	1.4%
Cayman Islands	1.3%
United Kingdom	1.1%
Others (individually less than 1%)	2.7%
100.0%
Income Tax Information
At December 31, 2006, the fund had a capital loss carryforward of approximately $129,942,871 of which $14,327,994 and $115,614,877 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $41,691,762) - See accompanying schedule: Unaffiliated issuers (cost $458,420,185)	$ 558,903,438
Fidelity Central Funds (cost $45,024,517)	45,024,517
Total Investments (cost $503,444,702)		$ 603,927,955
Foreign currency held at value (cost $1,674)		1,676
Receivable for investments sold		2,391,738
Receivable for fund shares sold		9,850
Dividends receivable		281,753
Interest receivable		14,442
Prepaid expenses		2,628
Other receivables		25,592
Total assets		606,655,634

Liabilities
Payable for investments purchased	$ 1,994,011
Payable for fund shares redeemed	192,459
Accrued management fee	269,091
Distribution fees payable	28,035
Other affiliated payables	51,451
Other payables and accrued expenses	273,689
Collateral on securities loaned, at value	42,882,750
Total liabilities		45,691,486

Net Assets		$ 560,964,148
Net Assets consist of:
Paid in capital		$ 593,553,025
Undistributed net investment income		18,047
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(132,988,359)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		100,381,435
Net Assets		$ 560,964,148

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($310,736,348 ÷ 17,114,517 shares)	$ 18.16

Service Class: Net Asset Value, offering price and redemption price per share ($176,556,357 ÷ 9,734,024 shares)	$ 18.14

Service Class 2: Net Asset Value, offering price and redemption price per share ($60,689,528 ÷ 3,366,087 shares)	$ 18.03

Investor Class: Net Asset Value, offering price and redemption price per share ($12,981,915 ÷ 716,994 shares)	$ 18.11

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 2,618,704
Special dividends		1,210,687
Interest		1,408
Income from Fidelity Central Funds (including $257,827 from security lending)		625,487
Total income		4,456,286

Expenses
Management fee	$ 3,275,689
Transfer agent fees	414,435
Distribution fees	320,152
Accounting and security lending fees	238,667
Custodian fees and expenses	41,566
Independent trustees' compensation	2,199
Audit	49,344
Legal	12,477
Miscellaneous	154,310
Total expenses before reductions	4,508,839
Expense reductions	(272,476)	4,236,363
Net investment income (loss)		219,923
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	57,510,067
Foreign currency transactions	(12,540)
Futures contracts	284,191
Total net realized gain (loss)		57,781,718
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $102,307)	(31,012,706)
Assets and liabilities in foreign currencies	546
Total change in net unrealized appreciation (depreciation)		(31,012,160)
Net gain (loss)		26,769,558
Net increase (decrease) in net assets resulting from operations		$ 26,989,481

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 219,923	$ 4,000,392
Net realized gain (loss)	57,781,718	76,618,950
Change in net unrealized appreciation (depreciation)	(31,012,160)	(25,503,316)
Net increase (decrease) in net assets resulting from operations	26,989,481	55,116,026
Distributions to shareholders from net investment income	(4,129,406)	(6,184,820)
Share transactions - net increase (decrease)	(128,096,300)	(116,534,058)
Total increase (decrease) in net assets	(105,236,225)	(67,602,852)

Net Assets
Beginning of period	666,200,373	733,803,225
End of period (including undistributed net investment income of $18,047 and undistributed net investment income of $3,933,365, respectively)	$ 560,964,148	$ 666,200,373

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.34	$ 16.07	$ 15.07	$ 11.71	$ 15.13
Income from Investment Operations
Net investment income (loss) C	.02 F	.10	.14 G	.08	.09
Net realized and unrealized gain (loss)	.92	1.32	.94	3.38	(3.37)
Total from investment operations	.94	1.42	1.08	3.46	(3.28)
Distributions from net investment income	(.12)	(.15)	(.08)	(.10)	(.14)
Net asset value, end of period	$ 18.16	$ 17.34	$ 16.07	$ 15.07	$ 11.71
Total Return A, B	5.46%	8.89%	7.19%	29.87%	(21.84)%
Ratios to Average Net Assets D, H
Expenses before reductions	.72%	.70%	.72%	.72%	.70%
Expenses net of fee waivers, if any	.72%	.70%	.72%	.72%	.70%
Expenses net of all reductions	.67%	.65%	.70%	.70%	.66%
Net investment income (loss)	.10% F	.65%	.91%	.64%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 310,736	$ 400,644	$ 459,975	$ 490,710	$ 403,476
Portfolio turnover rate E	128%	123%	65%	62%	60%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.33	$ 16.05	$ 15.06	$ 11.70	$ 15.11
Income from Investment Operations
Net investment income (loss) C	- F, I	.09	.12 G	.07	.08
Net realized and unrealized gain (loss)	.91	1.32	.94	3.37	(3.37)
Total from investment operations	.91	1.41	1.06	3.44	(3.29)
Distributions from net investment income	(.10)	(.13)	(.07)	(.08)	(.12)
Net asset value, end of period	$ 18.14	$ 17.33	$ 16.05	$ 15.06	$ 11.70
Total Return A, B	5.30%	8.86%	7.06%	29.66%	(21.92)%
Ratios to Average Net Assets D, H
Expenses before reductions	.82%	.80%	.82%	.82%	.80%
Expenses net of fee waivers, if any	.82%	.80%	.82%	.82%	.80%
Expenses net of all reductions	.78%	.75%	.80%	.80%	.77%
Net investment income (loss)	-% F, I	.54%	.81%	.54%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 176,556	$ 200,798	$ 212,890	$ 224,660	$ 188,318
Portfolio turnover rate E	128%	123%	65%	62%	60%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.21)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.23	$ 15.96	$ 14.98	$ 11.64	$ 15.04
Income from Investment Operations
Net investment income (loss) C	(.03) F	.06	.10 G	.05	.05
Net realized and unrealized gain (loss)	.91	1.32	.93	3.35	(3.34)
Total from investment operations	.88	1.38	1.03	3.40	(3.29)
Distributions from net investment income	(.08)	(.11)	(.05)	(.06)	(.11)
Net asset value, end of period	$ 18.03	$ 17.23	$ 15.96	$ 14.98	$ 11.64
Total Return A, B	5.12%	8.68%	6.89%	29.40%	(22.01)%
Ratios to Average Net Assets D, H
Expenses before reductions	.99%	.96%	.98%	.99%	.97%
Expenses net of fee waivers, if any	.99%	.96%	.98%	.99%	.97%
Expenses net of all reductions	.94%	.92%	.96%	.96%	.94%
Net investment income (loss)	(.17)% F	.38%	.65%	.37%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,690	$ 60,406	$ 60,938	$ 60,129	$ 41,486
Portfolio turnover rate E	128%	123%	65%	62%	60%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.38)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 17.33	$ 16.20
Income from Investment Operations
Net investment income (loss) E	(.01) H	.02
Net realized and unrealized gain (loss)	.91	1.11
Total from investment operations	.90	1.13
Distributions from net investment income	(.12)	-
Net asset value, end of period	$ 18.11	$ 17.33
Total Return B, C, D	5.26%	6.98%
Ratios to Average Net Assets F, J
Expenses before reductions	.88%	.87% A
Expenses net of fee waivers, if any	.88%	.87% A
Expenses net of all reductions	.83%	.83% A
Net investment income (loss)	(.06)% H	.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,982	$ 4,353
Portfolio turnover rate G	128%	123%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects special dividends which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Index 500 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Index 500 - Initial Class	15.73%	6.02%	8.17%
VIP Index 500 - Service ClassA	15.61%	5.92%	8.10%
VIP Index 500 - Service Class 2B	15.44%	5.76%	7.99%

A The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Index 500 Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

VIP Index 500 Portfolio

VIP Index 500 Portfolio

Management's Discussion of Fund Performance

Comments from Jeffrey Adams, who oversees the VIP Index 500 Portfolio's investment management team as Head of Indexing for Geode Capital Management, LLC

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

The fund's return was closely in line with the S&P 500® during the past year. (For specific portfolio performance results, please refer to the performance section of this report.) Energy giants Exxon Mobil and Chevron continued to perform well, as energy prices remained well above historical averages. On a sector basis, the strongest results came from our exposure to telecommunication services, energy, utilities and financials stocks. Shares of communications equipment maker Cisco rose on robust sales and profits. Telecommunications rivals AT&T and BellSouth both gained ground as well. The two companies, whose merger was approved just before the end of the period, turned in better-than-expected earnings. On the other side, health care, technology and industrials stocks were weaker performing groups in relative terms, although all performed positively. In technology, computer and consumer electronics retailer Dell continued to struggle in the face of strong competition. The company responded by cutting prices, which in turn led to missed revenue targets. Dell's struggles also had a negative impact on one of its main suppliers, semiconductor manufacturer Intel. Intel - the largest drag on index performance during the past year - itself struggled with weak sales and growing competition. Also detracting was Internet services company Yahoo, whose difficulties included a delay in the release of its long-awaited advertising search software. Another Internet stock, online auction house eBay, fell after the company forecasted weaker-than-expected revenues and profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Index 500 Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.4	3.2
General Electric Co.	3.0	3.0
Citigroup, Inc.	2.1	2.1
Microsoft Corp.	2.0	1.8
Bank of America Corp.	1.9	1.9
Procter & Gamble Co.	1.6	1.6
Johnson & Johnson	1.5	1.5
Pfizer, Inc.	1.4	1.5
American International Group, Inc.	1.4	1.3
Altria Group, Inc.	1.4	1.3
	19.7
Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.9	21.2
Information Technology	14.8	14.7
Health Care	11.8	12.1
Industrials	10.6	11.6
Consumer Discretionary	10.4	10.1
Energy	9.6	10.1
Consumer Staples	9.1	9.5
Utilities	3.5	3.4
Telecommunication Services	3.5	3.3
Materials	2.9	3.0
Asset Allocation
To match the Standard & Poor's 500 Index, the VIP Index 500 Portfolio seeks 100% investment exposure to stocks at all times.

VIP Index 500 Portfolio

Annual Report

VIP Index 500 Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.2%
Johnson Controls, Inc.	45,818	$ 3,936,683
The Goodyear Tire & Rubber Co. (a)	41,534	871,799
		4,808,482
Automobiles - 0.4%
Ford Motor Co.	442,043	3,319,743
General Motors Corp.	132,365	4,066,253
Harley-Davidson, Inc.	60,643	4,273,512
		11,659,508
Distributors - 0.1%
Genuine Parts Co.	39,878	1,891,414
Diversified Consumer Services - 0.1%
Apollo Group, Inc. Class A (a)	32,750	1,276,268
H&R Block, Inc.	75,426	1,737,815
		3,014,083
Hotels, Restaurants & Leisure - 1.6%
Carnival Corp. unit	104,137	5,107,920
Darden Restaurants, Inc.	34,361	1,380,281
Harrah's Entertainment, Inc.	43,533	3,601,050
Hilton Hotels Corp.	90,476	3,157,612
International Game Technology	79,429	3,669,620
Marriott International, Inc. Class A	78,651	3,753,226
McDonald's Corp.	289,426	12,830,255
Starbucks Corp. (a)	176,936	6,267,073
Starwood Hotels & Resorts Worldwide, Inc.	49,613	3,100,813
Wendy's International, Inc.	22,372	740,289
Wyndham Worldwide Corp. (a)	46,369	1,484,735
Yum! Brands, Inc.	62,034	3,647,599
		48,740,473
Household Durables - 0.6%
Black & Decker Corp.	15,920	1,273,122
Centex Corp.	27,776	1,562,956
D.R. Horton, Inc.	64,584	1,710,830
Fortune Brands, Inc.	35,427	3,025,112
Harman International Industries, Inc.	15,273	1,525,925
KB Home	18,379	942,475
Leggett & Platt, Inc.	41,887	1,001,099
Lennar Corp. Class A	32,263	1,692,517
Newell Rubbermaid, Inc.	64,871	1,878,015
Pulte Homes, Inc.	49,450	1,637,784
Snap-On, Inc.	13,662	650,858
The Stanley Works	19,027	956,868
Whirlpool Corp.	18,343	1,522,836
		19,380,397
Internet & Catalog Retail - 0.1%
Amazon.com, Inc. (a)	72,299	2,852,919
IAC/InterActiveCorp (a)	52,233	1,940,978
		4,793,897

	Shares	Value (Note 1)
Leisure Equipment & Products - 0.2%
Brunswick Corp.	21,485	$ 685,372
Eastman Kodak Co.	67,233	1,734,611
Hasbro, Inc.	37,170	1,012,883
Mattel, Inc.	89,258	2,022,586
		5,455,452
Media - 3.7%
CBS Corp. Class B	182,894	5,702,635
Clear Channel Communications, Inc.	115,559	4,106,967
Comcast Corp. Class A	487,034	20,616,149
Dow Jones & Co., Inc.	15,228	578,664
E.W. Scripps Co. Class A	19,500	973,830
Gannett Co., Inc.	54,835	3,315,324
Interpublic Group of Companies, Inc.	103,247	1,263,743
McGraw-Hill Companies, Inc.	82,891	5,638,246
Meredith Corp.	9,065	510,813
News Corp. Class A	547,776	11,766,228
Omnicom Group, Inc.	39,994	4,180,973
The DIRECTV Group, Inc. (a)	180,397	4,499,101
The New York Times Co. Class A	33,650	819,714
The Walt Disney Co.	484,064	16,588,873
Time Warner, Inc.	934,299	20,349,032
Tribune Co.	44,615	1,373,250
Univision Communications, Inc. Class A (a)	59,036	2,091,055
Viacom, Inc. Class B (non-vtg.) (a)	163,644	6,714,313
		111,088,910
Multiline Retail - 1.1%
Big Lots, Inc. (a)	25,624	587,302
Dillard's, Inc. Class A	14,247	498,218
Dollar General Corp.	73,023	1,172,749
Family Dollar Stores, Inc.	35,486	1,040,804
Federated Department Stores, Inc.	122,901	4,686,215
JCPenney Co., Inc.	52,650	4,073,004
Kohl's Corp. (a)	76,530	5,236,948
Nordstrom, Inc.	53,536	2,641,466
Sears Holdings Corp. (a)	19,449	3,266,071
Target Corp.	200,998	11,466,936
		34,669,713
Specialty Retail - 1.9%
AutoNation, Inc. (a)	35,006	746,328
AutoZone, Inc. (a)	11,848	1,369,155
Bed Bath & Beyond, Inc. (a)	66,153	2,520,429
Best Buy Co., Inc.	94,407	4,643,880
Circuit City Stores, Inc.	33,203	630,193
Gap, Inc.	123,307	2,404,487
Home Depot, Inc.	477,609	19,180,777
Limited Brands, Inc.	80,042	2,316,415
Lowe's Companies, Inc.	356,365	11,100,770
Office Depot, Inc. (a)	65,154	2,486,928
OfficeMax, Inc.	17,429	865,350
RadioShack Corp.	31,786	533,369
Sherwin-Williams Co.	26,188	1,665,033
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Staples, Inc.	169,112	$ 4,515,290
Tiffany & Co., Inc.	31,674	1,242,888
TJX Companies, Inc.	106,503	3,037,466
		59,258,758
Textiles, Apparel & Luxury Goods - 0.4%
Coach, Inc. (a)	85,998	3,694,474
Jones Apparel Group, Inc.	25,802	862,561
Liz Claiborne, Inc.	23,985	1,042,388
NIKE, Inc. Class B	44,003	4,357,617
VF Corp.	20,924	1,717,442
		11,674,482
TOTAL CONSUMER DISCRETIONARY		316,435,569
CONSUMER STAPLES - 9.1%
Beverages - 2.0%
Anheuser-Busch Companies, Inc.	179,921	8,852,113
Brown-Forman Corp. Class B (non-vtg.)	18,434	1,221,068
Coca-Cola Enterprises, Inc.	64,860	1,324,441
Constellation Brands, Inc. Class A (sub. vtg.)	49,163	1,426,710
Molson Coors Brewing Co. Class B	10,701	817,984
Pepsi Bottling Group, Inc.	32,034	990,171
PepsiCo, Inc.	384,283	24,036,902
The Coca-Cola Co.	477,195	23,024,659
		61,694,048
Food & Staples Retailing - 2.1%
Costco Wholesale Corp.	107,245	5,670,043
CVS Corp.	192,733	5,957,377
Kroger Co.	167,893	3,873,292
Safeway, Inc.	103,742	3,585,324
SUPERVALU, Inc.	48,180	1,722,435
Sysco Corp.	144,655	5,317,518
Wal-Mart Stores, Inc.	575,492	26,576,221
Walgreen Co.	234,824	10,776,073
Whole Foods Market, Inc.	33,449	1,569,762
		65,048,045
Food Products - 1.1%
Archer-Daniels-Midland Co.	153,810	4,915,768
Campbell Soup Co.	50,968	1,982,146
ConAgra Foods, Inc.	119,244	3,219,588
Dean Foods Co. (a)	31,302	1,323,449
General Mills, Inc.	80,287	4,624,531
H.J. Heinz Co.	77,106	3,470,541
Hershey Co.	40,692	2,026,462
Kellogg Co.	58,728	2,939,924
McCormick & Co., Inc. (non-vtg.)	30,753	1,185,836
Sara Lee Corp.	174,775	2,976,418

	Shares	Value (Note 1)
Tyson Foods, Inc. Class A	58,964	$ 969,958
Wm. Wrigley Jr. Co.	51,370	2,656,856
		32,291,477
Household Products - 2.1%
Clorox Co.	35,529	2,279,185
Colgate-Palmolive Co.	120,362	7,852,417
Kimberly-Clark Corp.	107,254	7,287,909
Procter & Gamble Co.	741,558	47,659,933
		65,079,444
Personal Products - 0.2%
Avon Products, Inc.	104,034	3,437,283
Estee Lauder Companies, Inc. Class A	29,802	1,216,518
		4,653,801
Tobacco - 1.6%
Altria Group, Inc.	490,482	42,093,165
Reynolds American, Inc.	40,123	2,626,853
UST, Inc.	37,653	2,191,405
		46,911,423
TOTAL CONSUMER STAPLES		275,678,238
ENERGY - 9.6%
Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	75,060	5,603,980
BJ Services Co.	68,604	2,011,469
Halliburton Co.	235,311	7,306,407
Nabors Industries Ltd. (a)	70,054	2,086,208
National Oilwell Varco, Inc. (a)	41,071	2,512,724
Noble Corp.	31,728	2,416,087
Rowan Companies, Inc.	25,844	858,021
Schlumberger Ltd. (NY Shares)	275,728	17,414,980
Smith International, Inc.	46,662	1,916,408
Transocean, Inc. (a)	68,428	5,535,141
Weatherford International Ltd. (a)	79,500	3,322,305
		50,983,730
Oil, Gas & Consumable Fuels - 7.9%
Anadarko Petroleum Corp.	107,590	4,682,317
Apache Corp.	77,090	5,127,256
Chesapeake Energy Corp.	97,330	2,827,437
Chevron Corp.	510,164	37,512,359
ConocoPhillips	385,146	27,711,255
CONSOL Energy, Inc.	42,737	1,373,140
Devon Energy Corp.	103,438	6,938,621
El Paso Corp.	165,077	2,522,377
EOG Resources, Inc.	56,978	3,558,276
Exxon Mobil Corp.	1,364,930	104,594,581
Hess Corp.	63,355	3,140,507
Kinder Morgan, Inc.	25,099	2,654,219
Marathon Oil Corp.	82,263	7,609,328
Murphy Oil Corp.	43,775	2,225,959
Occidental Petroleum Corp.	201,618	9,845,007
Peabody Energy Corp.	61,738	2,494,833
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Sunoco, Inc.	28,812	$ 1,796,716
Valero Energy Corp.	141,494	7,238,833
Williams Companies, Inc.	139,556	3,645,203
XTO Energy, Inc.	85,635	4,029,127
		241,527,351
TOTAL ENERGY		292,511,081
FINANCIALS - 21.9%
Capital Markets - 3.8%
Ameriprise Financial, Inc.	56,625	3,086,063
Bank of New York Co., Inc.	178,839	7,040,891
Bear Stearns Companies, Inc.	27,453	4,468,799
Charles Schwab Corp.	239,371	4,629,435
E*TRADE Financial Corp.	99,916	2,240,117
Federated Investors, Inc. Class B (non-vtg.)	21,139	714,075
Franklin Resources, Inc.	39,012	4,297,952
Goldman Sachs Group, Inc.	99,654	19,866,025
Janus Capital Group, Inc.	46,381	1,001,366
Legg Mason, Inc.	30,755	2,923,263
Lehman Brothers Holdings, Inc.	124,045	9,690,395
Mellon Financial Corp.	96,385	4,062,628
Merrill Lynch & Co., Inc.	206,868	19,259,411
Morgan Stanley	247,726	20,172,328
Northern Trust Corp.	43,872	2,662,592
State Street Corp.	77,713	5,240,965
T. Rowe Price Group, Inc.	61,697	2,700,478
		114,056,783
Commercial Banks - 4.1%
BB&T Corp.	126,591	5,561,143
Comerica, Inc.	37,176	2,181,488
Commerce Bancorp, Inc., New Jersey	43,888	1,547,930
Compass Bancshares, Inc.	30,383	1,812,346
Fifth Third Bancorp	130,600	5,345,458
First Horizon National Corp.	29,128	1,216,968
Huntington Bancshares, Inc.	55,611	1,320,761
KeyCorp	93,979	3,574,021
M&T Bank Corp.	18,129	2,214,639
Marshall & Ilsley Corp.	59,701	2,872,215
National City Corp.	147,801	5,403,605
PNC Financial Services Group, Inc.	68,758	5,090,842
Regions Financial Corp.	170,620	6,381,188
SunTrust Banks, Inc.	82,877	6,998,963
Synovus Financial Corp.	76,053	2,344,714
U.S. Bancorp, Delaware	411,378	14,887,770
Wachovia Corp.	446,052	25,402,661
Wells Fargo & Co.	790,050	28,094,178
Zions Bancorp	25,023	2,062,896
		124,313,786

	Shares	Value (Note 1)
Consumer Finance - 1.0%
American Express Co.	281,944	$ 17,105,542
Capital One Financial Corp.	95,477	7,334,543
SLM Corp.	95,659	4,665,289
		29,105,374
Diversified Financial Services - 5.6%
Bank of America Corp.	1,050,920	56,108,619
Chicago Mercantile Exchange Holdings, Inc. Class A	8,148	4,153,443
CIT Group, Inc.	46,406	2,588,063
Citigroup, Inc.	1,149,906	64,049,764
JPMorgan Chase & Co.	811,812	39,210,520
Moody's Corp.	55,003	3,798,507
		169,908,916
Insurance - 4.8%
ACE Ltd.	76,187	4,614,647
AFLAC, Inc.	115,725	5,323,350
Allstate Corp.	146,250	9,522,338
AMBAC Financial Group, Inc.	24,828	2,211,430
American International Group, Inc.	608,392	43,597,371
Aon Corp.	72,471	2,561,125
Cincinnati Financial Corp.	40,544	1,837,049
Genworth Financial, Inc. Class A (non-vtg.)	103,719	3,548,227
Hartford Financial Services Group, Inc.	74,170	6,920,803
Lincoln National Corp.	67,195	4,461,748
Loews Corp.	106,936	4,434,636
Marsh & McLennan Companies, Inc.	128,975	3,954,374
MBIA, Inc.	31,549	2,304,970
MetLife, Inc.	177,911	10,498,528
Principal Financial Group, Inc.	63,130	3,705,731
Progressive Corp.	178,252	4,317,263
Prudential Financial, Inc.	111,628	9,584,380
SAFECO Corp.	24,632	1,540,732
The Chubb Corp.	96,334	5,097,032
The St. Paul Travelers Companies, Inc.	161,479	8,669,808
Torchmark Corp.	22,952	1,463,420
UnumProvident Corp.	80,162	1,665,766
XL Capital Ltd. Class A	42,258	3,043,421
		144,878,149
Real Estate Investment Trusts - 1.1%
Apartment Investment & Management Co. Class A	22,581	1,264,988
Archstone-Smith Trust	51,106	2,974,880
Boston Properties, Inc.	27,339	3,058,687
Equity Office Properties Trust	82,255	3,962,223
Equity Residential (SBI)	68,366	3,469,575
Kimco Realty Corp.	52,895	2,377,630
Plum Creek Timber Co., Inc.	41,430	1,650,986
ProLogis Trust	57,908	3,519,069
Public Storage, Inc.	28,674	2,795,715
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Simon Property Group, Inc.	51,787	$ 5,245,505
Vornado Realty Trust	30,218	3,671,487
		33,990,745
Real Estate Management & Development - 0.1%
CB Richard Ellis Group, Inc. Class A (a)	43,242	1,435,634
Realogy Corp. (a)	50,169	1,521,124
		2,956,758
Thrifts & Mortgage Finance - 1.4%
Countrywide Financial Corp.	145,345	6,169,895
Fannie Mae	228,184	13,551,848
Freddie Mac	162,177	11,011,818
MGIC Investment Corp.	19,428	1,215,027
Sovereign Bancorp, Inc.	84,110	2,135,553
Washington Mutual, Inc.	221,202	10,062,479
		44,146,620
TOTAL FINANCIALS		663,357,131
HEALTH CARE - 11.8%
Biotechnology - 1.3%
Amgen, Inc. (a)	272,991	18,648,015
Biogen Idec, Inc. (a)	78,895	3,880,845
Celgene Corp. (a)	87,160	5,014,315
Genzyme Corp. (a)	61,514	3,788,032
Gilead Sciences, Inc. (a)	107,610	6,987,117
MedImmune, Inc. (a)	55,980	1,812,073
		40,130,397
Health Care Equipment & Supplies - 1.6%
Bausch & Lomb, Inc.	12,583	655,071
Baxter International, Inc.	153,157	7,104,953
Becton, Dickinson & Co.	57,718	4,048,918
Biomet, Inc.	57,316	2,365,431
Boston Scientific Corp. (a)	275,951	4,740,838
C.R. Bard, Inc.	24,100	1,999,577
Hospira, Inc. (a)	36,463	1,224,428
Medtronic, Inc.	269,390	14,415,059
St. Jude Medical, Inc. (a)	82,720	3,024,243
Stryker Corp.	69,559	3,833,396
Zimmer Holdings, Inc. (a)	55,849	4,377,445
		47,789,359
Health Care Providers & Services - 2.4%
Aetna, Inc.	122,159	5,274,826
AmerisourceBergen Corp.	44,953	2,021,087
Cardinal Health, Inc.	94,782	6,106,804
Caremark Rx, Inc.	99,801	5,699,635
CIGNA Corp.	24,003	3,158,075
Coventry Health Care, Inc. (a)	37,293	1,866,515
Express Scripts, Inc. (a)	31,695	2,269,362

	Shares	Value (Note 1)
Health Management Associates, Inc. Class A	56,297	$ 1,188,430
Humana, Inc. (a)	38,901	2,151,614
Laboratory Corp. of America Holdings (a)	29,346	2,156,051
Manor Care, Inc.	17,306	811,998
McKesson Corp.	69,263	3,511,634
Medco Health Solutions, Inc. (a)	68,668	3,669,618
Patterson Companies, Inc. (a)	32,518	1,154,714
Quest Diagnostics, Inc.	37,431	1,983,843
Tenet Healthcare Corp. (a)	110,299	768,784
UnitedHealth Group, Inc.	315,227	16,937,147
WellPoint, Inc. (a)	145,099	11,417,840
		72,147,977
Health Care Technology - 0.0%
IMS Health, Inc.	46,439	1,276,144
Life Sciences Tools & Services - 0.3%
Applera Corp. - Applied Biosystems Group	42,874	1,573,047
Millipore Corp. (a)	12,498	832,367
PerkinElmer, Inc.	28,777	639,713
Thermo Fisher Scientific, Inc. (a)	95,501	4,325,240
Waters Corp. (a)	23,750	1,163,038
		8,533,405
Pharmaceuticals - 6.2%
Abbott Laboratories	359,192	17,496,242
Allergan, Inc.	35,982	4,308,485
Barr Pharmaceuticals, Inc. (a)	24,897	1,247,838
Bristol-Myers Squibb Co.	460,258	12,113,991
Eli Lilly & Co.	230,390	12,003,319
Forest Laboratories, Inc. (a)	74,120	3,750,472
Johnson & Johnson	678,513	44,795,428
King Pharmaceuticals, Inc. (a)	56,894	905,752
Merck & Co., Inc.	508,062	22,151,503
Mylan Laboratories, Inc.	49,592	989,856
Pfizer, Inc.	1,687,402	43,703,712
Schering-Plough Corp.	346,954	8,201,993
Watson Pharmaceuticals, Inc. (a)	23,980	624,199
Wyeth	315,157	16,047,794
		188,340,584
TOTAL HEALTH CARE		358,217,866
INDUSTRIALS - 10.6%
Aerospace & Defense - 2.4%
General Dynamics Corp.	94,696	7,040,648
Goodrich Corp.	29,197	1,329,923
Honeywell International, Inc.	191,081	8,644,504
L-3 Communications Holdings, Inc.	29,238	2,391,084
Lockheed Martin Corp.	83,329	7,672,101
Northrop Grumman Corp.	80,834	5,472,462
Raytheon Co.	104,053	5,493,998
Rockwell Collins, Inc.	39,129	2,476,474
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	185,049	$ 16,439,753
United Technologies Corp.	234,876	14,684,448
		71,645,395
Air Freight & Logistics - 0.9%
FedEx Corp.	71,759	7,794,463
United Parcel Service, Inc. Class B	251,233	18,837,450
		26,631,913
Airlines - 0.1%
Southwest Airlines Co.	185,306	2,838,888
Building Products - 0.1%
American Standard Companies, Inc.	40,595	1,861,281
Masco Corp.	92,251	2,755,537
		4,616,818
Commercial Services & Supplies - 0.5%
Allied Waste Industries, Inc.	59,422	730,296
Avery Dennison Corp.	22,092	1,500,710
Cintas Corp.	31,938	1,268,258
Equifax, Inc.	29,282	1,188,849
Monster Worldwide, Inc. (a)	30,041	1,401,112
Pitney Bowes, Inc.	51,925	2,398,416
R.R. Donnelley & Sons Co.	50,736	1,803,157
Robert Half International, Inc.	39,217	1,455,735
Waste Management, Inc.	125,205	4,603,788
		16,350,321
Construction & Engineering - 0.0%
Fluor Corp.	20,604	1,682,317
Electrical Equipment - 0.5%
American Power Conversion Corp.	39,561	1,210,171
Cooper Industries Ltd. Class A	21,275	1,923,898
Emerson Electric Co.	187,772	8,278,867
Rockwell Automation, Inc.	39,824	2,432,450
		13,845,386
Industrial Conglomerates - 4.0%
3M Co.	172,326	13,429,365
General Electric Co.	2,412,322	89,762,502
Textron, Inc.	29,357	2,752,806
Tyco International Ltd.	465,435	14,149,224
		120,093,897
Machinery - 1.4%
Caterpillar, Inc.	152,239	9,336,818
Cummins, Inc.	12,277	1,450,896
Danaher Corp.	55,465	4,017,885
Deere & Co.	54,105	5,143,762
Dover Corp.	47,779	2,342,127
Eaton Corp.	34,869	2,620,057
Illinois Tool Works, Inc.	98,170	4,534,472
Ingersoll-Rand Co. Ltd. Class A	71,752	2,807,656
ITT Corp.	43,223	2,455,931
PACCAR, Inc.	58,111	3,771,404

	Shares	Value (Note 1)
Pall Corp.	28,647	$ 989,754
Parker Hannifin Corp.	27,596	2,121,580
Terex Corp. (a)	23,791	1,536,423
		43,128,765
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp.	84,062	6,204,616
CSX Corp.	101,842	3,506,420
Norfolk Southern Corp.	92,881	4,670,985
Ryder System, Inc.	14,212	725,665
Union Pacific Corp.	63,120	5,808,302
		20,915,988
Trading Companies & Distributors - 0.0%
W.W. Grainger, Inc.	17,114	1,196,953
TOTAL INDUSTRIALS		322,946,641
INFORMATION TECHNOLOGY - 14.8%
Communications Equipment - 2.6%
ADC Telecommunications, Inc. (a)	27,435	398,631
Avaya, Inc. (a)	106,271	1,485,669
Ciena Corp. (a)	19,761	547,577
Cisco Systems, Inc. (a)	1,421,150	38,840,030
Comverse Technology, Inc. (a)	47,274	997,954
Corning, Inc. (a)	366,081	6,849,376
JDS Uniphase Corp. (a)	49,399	822,987
Juniper Networks, Inc. (a)	132,398	2,507,618
Motorola, Inc.	565,740	11,631,614
QUALCOMM, Inc.	386,734	14,614,678
Tellabs, Inc. (a)	103,387	1,060,751
		79,756,885
Computers & Peripherals - 3.7%
Apple Computer, Inc. (a)	199,038	16,886,384
Dell, Inc. (a)	531,608	13,338,045
EMC Corp. (a)	515,410	6,803,412
Hewlett-Packard Co.	640,976	26,401,801
International Business Machines Corp.	352,519	34,247,221
Lexmark International, Inc. Class A (a)	22,917	1,677,524
NCR Corp. (a)	41,703	1,783,220
Network Appliance, Inc. (a)	87,487	3,436,489
QLogic Corp. (a)	36,892	808,673
SanDisk Corp. (a)	52,664	2,266,132
Sun Microsystems, Inc. (a)	823,654	4,464,205
		112,113,106
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	95,640	3,333,054
Jabil Circuit, Inc.	43,222	1,061,100
Molex, Inc.	33,177	1,049,389
Sanmina-SCI Corp. (a)	124,694	430,194
Solectron Corp. (a)	214,027	689,167
Symbol Technologies, Inc.	59,614	890,633
Tektronix, Inc.	19,304	563,098
		8,016,635
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.3%
eBay, Inc. (a)	270,789	$ 8,142,625
Google, Inc. Class A (sub. vtg.) (a)	50,153	23,094,453
VeriSign, Inc. (a)	57,368	1,379,700
Yahoo!, Inc. (a)	286,489	7,316,929
		39,933,707
IT Services - 1.1%
Affiliated Computer Services, Inc. Class A (a)	27,748	1,355,212
Automatic Data Processing, Inc.	128,854	6,346,060
Cognizant Technology Solutions Corp. Class A (a)	33,183	2,560,400
Computer Sciences Corp. (a)	40,186	2,144,727
Convergys Corp. (a)	32,246	766,810
Electronic Data Systems Corp.	121,042	3,334,707
Fidelity National Information Services, Inc.	37,884	1,518,770
First Data Corp.	179,213	4,573,516
Fiserv, Inc. (a)	40,527	2,124,425
Paychex, Inc.	79,236	3,132,991
Sabre Holdings Corp. Class A	30,979	987,920
The Western Union Co.	179,368	4,021,431
Unisys Corp. (a)	80,639	632,210
		33,499,179
Office Electronics - 0.1%
Xerox Corp. (a)	225,896	3,828,937
Semiconductors & Semiconductor Equipment - 2.4%
Advanced Micro Devices, Inc. (a)	128,386	2,612,655
Altera Corp. (a)	84,682	1,666,542
Analog Devices, Inc.	80,036	2,630,783
Applied Materials, Inc.	325,037	5,996,933
Broadcom Corp. Class A (a)	109,746	3,545,893
Intel Corp.	1,349,371	27,324,763
KLA-Tencor Corp.	46,590	2,317,853
Linear Technology Corp.	69,962	2,121,248
LSI Logic Corp. (a)	93,753	843,777
Maxim Integrated Products, Inc.	75,049	2,298,000
Micron Technology, Inc. (a)	176,548	2,464,610
National Semiconductor Corp.	67,530	1,532,931
Novellus Systems, Inc. (a)	28,926	995,633
NVIDIA Corp. (a)	83,205	3,079,417
PMC-Sierra, Inc. (a)	49,102	329,474
Teradyne, Inc. (a)	44,412	664,404
Texas Instruments, Inc.	347,261	10,001,117
Xilinx, Inc.	78,686	1,873,514
		72,299,547
Software - 3.3%
Adobe Systems, Inc. (a)	136,515	5,613,497
Autodesk, Inc. (a)	54,223	2,193,863
BMC Software, Inc. (a)	47,996	1,545,471

	Shares	Value (Note 1)
CA, Inc.	96,112	$ 2,176,937
Citrix Systems, Inc. (a)	42,261	1,143,160
Compuware Corp. (a)	82,431	686,650
Electronic Arts, Inc. (a)	72,195	3,635,740
Intuit, Inc. (a)	81,593	2,489,402
Microsoft Corp.	2,024,478	60,450,913
Novell, Inc. (a)	79,336	491,883
Oracle Corp. (a)	936,208	16,046,605
Symantec Corp. (a)	219,517	4,576,929
		101,051,050
TOTAL INFORMATION TECHNOLOGY		450,499,046
MATERIALS - 2.9%
Chemicals - 1.5%
Air Products & Chemicals, Inc.	51,564	3,623,918
Ashland, Inc.	13,379	925,559
Dow Chemical Co.	223,536	8,928,028
E.I. du Pont de Nemours & Co.	215,254	10,485,022
Eastman Chemical Co.	19,256	1,142,073
Ecolab, Inc.	41,730	1,886,196
Hercules, Inc. (a)	26,576	513,183
International Flavors & Fragrances, Inc.	18,260	897,662
Monsanto Co.	127,144	6,678,874
PPG Industries, Inc.	38,675	2,483,322
Praxair, Inc.	75,565	4,483,271
Rohm & Haas Co.	33,226	1,698,513
Sigma Aldrich Corp.	15,431	1,199,297
		44,944,918
Construction Materials - 0.0%
Vulcan Materials Co.	22,097	1,985,857
Containers & Packaging - 0.2%
Ball Corp.	24,382	1,063,055
Bemis Co., Inc.	24,534	833,665
Pactiv Corp. (a)	31,141	1,111,422
Sealed Air Corp.	18,867	1,224,846
Temple-Inland, Inc.	25,037	1,152,453
		5,385,441
Metals & Mining - 0.9%
Alcoa, Inc.	202,920	6,089,629
Allegheny Technologies, Inc.	23,572	2,137,509
Freeport-McMoRan Copper & Gold, Inc. Class B	46,085	2,568,317
Newmont Mining Corp.	105,362	4,757,094
Nucor Corp.	70,702	3,864,571
Phelps Dodge Corp.	47,738	5,715,193
United States Steel Corp.	27,726	2,027,880
		27,160,193
Paper & Forest Products - 0.3%
International Paper Co.	106,473	3,630,729
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - continued
MeadWestvaco Corp.	42,402	$ 1,274,604
Weyerhaeuser Co.	55,354	3,910,760
		8,816,093
TOTAL MATERIALS		88,292,502
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.9%
AT&T, Inc.	874,456	31,261,802
BellSouth Corp.	445,640	20,994,100
CenturyTel, Inc.	26,863	1,172,839
Citizens Communications Co.	75,331	1,082,506
Embarq Corp.	34,984	1,838,759
Qwest Communications International, Inc. (a)	376,325	3,149,840
Verizon Communications, Inc.	683,231	25,443,522
Windstream Corp.	111,577	1,586,625
		86,529,993
Wireless Telecommunication Services - 0.6%
ALLTEL Corp.	87,438	5,288,250
Sprint Nextel Corp.	677,471	12,797,427
		18,085,677
TOTAL TELECOMMUNICATION SERVICES		104,615,670
UTILITIES - 3.5%
Electric Utilities - 1.5%
Allegheny Energy, Inc. (a)	38,675	1,775,569
American Electric Power Co., Inc.	92,573	3,941,758
Edison International	76,247	3,467,714
Entergy Corp.	48,410	4,469,211
Exelon Corp.	157,018	9,717,844
FirstEnergy Corp.	74,701	4,504,470
FPL Group, Inc.	94,603	5,148,295
Pinnacle West Capital Corp.	23,367	1,184,473
PPL Corp.	89,295	3,200,333
Progress Energy, Inc.	59,488	2,919,671
Southern Co.	173,817	6,406,895
		46,736,233
Gas Utilities - 0.1%
Nicor, Inc.	10,463	489,668
Peoples Energy Corp.	9,003	401,264
Questar Corp.	20,095	1,668,890
		2,559,822
Independent Power Producers & Energy Traders - 0.4%
AES Corp. (a)	155,435	3,425,787
Constellation Energy Group, Inc.	42,126	2,901,218

	Shares	Value (Note 1)
Dynegy, Inc. Class A (a)	88,588	$ 641,377
TXU Corp.	107,472	5,826,057
		12,794,439
Multi-Utilities - 1.5%
Ameren Corp.	48,270	2,593,547
CenterPoint Energy, Inc.	73,211	1,213,838
CMS Energy Corp. (a)	52,055	869,319
Consolidated Edison, Inc.	60,095	2,888,767
Dominion Resources, Inc.	82,778	6,940,108
DTE Energy Co.	41,648	2,016,180
Duke Energy Corp.	293,867	9,759,323
KeySpan Corp.	41,020	1,689,204
NiSource, Inc.	63,889	1,539,725
PG&E Corp.	81,629	3,863,501
Public Service Enterprise Group, Inc.	59,021	3,917,814
Sempra Energy	61,354	3,438,278
TECO Energy, Inc.	48,957	843,529
Xcel Energy, Inc.	95,219	2,195,750
		43,768,883
TOTAL UTILITIES		105,859,377
TOTAL COMMON STOCKS (Cost $1,582,372,749)		2,978,413,121
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 4.86% 3/22/07 (c) (Cost $3,462,200)	$ 3,500,000	3,463,068
Money Market Funds - 1.7%
Shares
Fidelity Cash Central Fund, 5.37% (b) (Cost $49,570,148)	49,570,148	49,570,148
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $1,635,405,097)	3,031,446,337
NET OTHER ASSETS - 0.1%	3,937,196
NET ASSETS - 100%	$ 3,035,383,533
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
160 S&P 500 Index Contracts	March 2007	$ 57,136,000	$ 170,695
The face value of futures purchased as a percentage of net assets - 1.9%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,463,068.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,508,681
Fidelity Securities Lending Cash Central Fund	101,641
Total	$ 1,610,322
Income Tax Information
At December 31, 2006, the fund had a capital loss carryforward of approximately $85,754,708 of which $51,810,548 and $33,944,160 will expire on December 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

VIP Index 500 Portfolio

VIP Index 500 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,585,834,949)	$ 2,981,876,189
Fidelity Central Funds (cost $49,570,148)	49,570,148
Total Investments (cost $1,635,405,097)		$ 3,031,446,337
Cash		15,962
Receivable for investments sold		698,807
Receivable for fund shares sold		183,274
Dividends receivable		4,092,227
Interest receivable		241,310
Other receivables		55,263
Total assets		3,036,733,180

Liabilities
Payable for investments purchased	$ 226,929
Payable for fund shares redeemed	567,152
Accrued management fee	253,013
Distribution fees payable	48,374
Payable for daily variation on futures contracts	214,598
Other affiliated payables	39,581
Total liabilities		1,349,647

Net Assets		$ 3,035,383,533
Net Assets consist of:
Paid in capital		$ 1,678,086,112
Undistributed net investment income		51,502,093
Accumulated undistributed net realized gain (loss) on investments		(90,416,607)
Net unrealized appreciation (depreciation) on investments		1,396,211,935
Net Assets		$ 3,035,383,533
Initial Class: Net Asset Value, offering price and redemption price per share ($2,780,085,058 ÷ 17,229,069 shares)		$ 161.36

Service Class: Net Asset Value, offering price and redemption price per share ($35,952,964 ÷ 223,477 shares)		$ 160.88

Service Class 2: Net Asset Value, offering price and redemption price per share ($219,345,511 ÷ 1,371,805 shares)		$ 159.90

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 53,261,359
Interest		137,860
Income from Fidelity Central Funds (including $101,641 from security lending)		1,610,322
Total income		55,009,541

Expenses
Management fee	$ 2,850,812
Distribution fees	489,229
Independent trustees' compensation	13,365
Appreciation in deferred trustee compensation account	1,150
Interest	12,296
Miscellaneous	7,812
Total expenses before reductions	3,374,664
Expense reductions	(6,090)	3,368,574
Net investment income (loss)		51,640,967
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	62,096,737
Futures contracts	5,258,732
Total net realized gain (loss)		67,355,469
Change in net unrealized appreciation (depreciation) on: Investment securities	301,019,404
Futures contracts	196,549
Delayed delivery commitments	11,836
Total change in net unrealized appreciation (depreciation)		301,227,789
Net gain (loss)		368,583,258
Net increase (decrease) in net assets resulting from operations		$ 420,224,225

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Index 500 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 51,640,967	$ 48,461,159
Net realized gain (loss)	67,355,469	37,676,164
Change in net unrealized appreciation (depreciation)	301,227,789	44,486,040
Net increase (decrease) in net assets resulting from operations	420,224,225	130,623,363
Distributions to shareholders from net investment income	(48,550,320)	(49,776,021)
Share transactions - net increase (decrease)	(161,290,081)	(163,340,650)
Total increase (decrease) in net assets	210,383,824	(82,493,308)

Net Assets
Beginning of period	2,824,999,709	2,907,493,017
End of period (including undistributed net investment income of $51,502,093 and undistributed net investment income of $48,409,064, respectively)	$ 3,035,383,533	$ 2,824,999,709

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 141.88	$ 137.76	$ 126.13	$ 99.92	$ 130.08
Income from Investment Operations
Net investment income (loss) C	2.71	2.36	2.18 F	1.63	1.51
Net realized and unrealized gain (loss)	19.26	4.15	11.10	26.18	(30.18)
Total from investment operations	21.97	6.51	13.28	27.81	(28.67)
Distributions from net investment income	(2.49)	(2.39)	(1.65)	(1.60)	(1.49)
Net asset value, end of period	$ 161.36	$ 141.88	$ 137.76	$ 126.13	$ 99.92
Total Return A, B	15.73%	4.82%	10.62%	28.41%	(22.25)%
Ratios to Average Net Assets D, G
Expenses before reductions	.10%	.14%	.35%	.34%	.33%
Expenses net of fee waivers, if any	.10%	.13%	.28%	.28%	.28%
Expenses net of all reductions	.10%	.13%	.28%	.28%	.28%
Net investment income (loss)	1.83%	1.73%	1.71%	1.50%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,780,085	$ 2,641,527	$ 2,778,226	$ 3,031,540	$ 2,497,252
Portfolio turnover rate E	6%	7%	5%	6%	7%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.36 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Index 500 Portfolio

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 141.48	$ 137.41	$ 125.86	$ 99.74	$ 129.94
Income from Investment Operations
Net investment income (loss) C	2.55	2.22	2.05 F	1.54	1.34
Net realized and unrealized gain (loss)	19.22	4.14	11.07	26.11	(30.07)
Total from investment operations	21.77	6.36	13.12	27.65	(28.73)
Distributions from net investment income	(2.37)	(2.29)	(1.57)	(1.53)	(1.47)
Net asset value, end of period	$ 160.88	$ 141.48	$ 137.41	$ 125.86	$ 99.74
Total Return A, B	15.61%	4.71%	10.51%	28.27%	(22.32)%
Ratios to Average Net Assets D,G
Expenses before reductions	.20%	.24%	.47%	.46%	.47%
Expenses net of fee waivers, if any	.20%	.23%	.38%	.38%	.38%
Expenses net of all reductions	.20%	.23%	.38%	.38%	.38%
Net investment income (loss)	1.73%	1.63%	1.61%	1.40%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,953	$ 27,178	$ 23,216	$ 15,404	$ 7,494
Portfolio turnover rate E	6%	7%	5%	6%	7%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.36 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 140.68	$ 136.71	$ 125.31	$ 99.29	$ 129.43
Income from Investment Operations
Net investment income (loss) C	2.32	2.01	1.85 F	1.37	1.19
Net realized and unrealized gain (loss)	19.11	4.11	11.01	26.03	(30.00)
Total from investment operations	21.43	6.12	12.86	27.40	(28.81)
Distributions from net investment income	(2.21)	(2.15)	(1.46)	(1.38)	(1.33)
Net asset value, end of period	$ 159.90	$ 140.68	$ 136.71	$ 125.31	$ 99.29
Total Return A, B	15.44%	4.55%	10.34%	28.09%	(22.45)%
Ratios to Average Net Assets D,G
Expenses before reductions	.35%	.39%	.61%	.60%	.60%
Expenses net of fee waivers, if any	.35%	.38%	.53%	.53%	.53%
Expenses net of all reductions	.35%	.38%	.53%	.53%	.53%
Net investment income (loss)	1.58%	1.48%	1.46%	1.25%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 219,346	$ 156,295	$ 106,051	$ 64,844	$ 31,035
Portfolio turnover rate E	6%	7%	5%	6%	7%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.36 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Mid Cap Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Life of fund A
VIP Mid Cap - Initial Class	12.70%	15.80%	19.40%
VIP Mid Cap - Service Class B	12.59%	15.69%	19.28%
VIP Mid Cap - Service Class 2 C	12.40%	15.52%	19.12%
VIP Mid Cap - Investor Class D	12.59%	15.76%	19.37%

A From December 28, 1998.

B Performance for Service Class shares reflects an asset based distribution fee (12b-1).

C The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Mid Cap Portfolio - Initial Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P® MidCap 400 Index performed the same period.

VIP Mid Cap Portfolio

VIP Mid Cap Portfolio

Management's Discussion of Fund Performance

Comments from Thomas Allen, Portfolio Manager of VIP Mid Cap Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

During the year, the fund beat the 10.32% return of the Standard & Poor's® MidCap 400 Index. (For specific portfolio performance results, please refer to the performance section of this report.) I built up a larger-than-normal cash position by the end of June but put much of this capital to work as market conditions improved in the period's second half. Strong stock picking in consumer discretionary, industrials, consumer staples, materials and financials aided performance versus the index, along with overweighting the capital goods industry and the telecommunication services sector. Farm equipment maker AGCO turned in a strong performance, benefiting from robust global demand for farm commodities. Also aiding performance was Netherlands-based Core Laboratories, a provider of reservoir maintenance and management services for energy producers, along with Chinese personal products maker Hengan International Group, biotechnology instrument maker Thermo Fisher Scientific and Canada-based gold producer Agnico-Eagle Mines. Having virtually no exposure to poorly performing clothing retailer Chico's FAS was helpful as well. Conversely, overweighting the energy sector hurt relative performance, as did underweighting information technology, utilities and financials. The biggest detractor was Newmont Mining, a gold mining stock that suffered from various operational problems during the period. A trio of oil and gas drillers - Parker Drilling, Global Industries and Noble Corp. - further detracted from the fund's results. Additionally, underweighting the high-flying stock of Indian information technology outsourcing company Cognizant Technology Solutions was a mistake, despite its rich valuation.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Mid Cap Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
AGCO Corp.	2.4	1.5
Thermo Fisher Scientific, Inc.	2.3	1.5
Juniper Networks, Inc.	2.3	0.0
GlobalSantaFe Corp.	2.1	1.0
Kinross Gold Corp.	1.9	1.3
CDW Corp.	1.8	0.9
Agnico-Eagle Mines Ltd.	1.7	0.8
Verizon Communications, Inc.	1.5	0.0
Ameriprise Financial, Inc.	1.5	0.4
AllianceBernstein Holding LP	1.5	0.8
	19.0
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	14.6	17.2
Industrials	14.3	12.7
Health Care	13.0	9.7
Information Technology	12.5	10.7
Materials	11.9	12.9
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stocks 98.9%		Stocks 88.8%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 11.2%
* Foreign investments	28.3%	** Foreign investments	26.5%

VIP Mid Cap Portfolio

VIP Mid Cap Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.1%
Auto Components - 1.1%
Autoliv, Inc.	64,600	$ 3,895,380
BorgWarner, Inc.	100	5,902
Continental AG	100	11,631
ElringKlinger AG	200	12,811
Fuel Systems Solutions, Inc. (a)	649,644	14,344,140
Gentex Corp.	2,376,513	36,978,542
Jinheng Automotive Safety Technology Holdings Ltd.	2,000	255
LKQ Corp. (a)	382,655	8,797,238
Minth Group Ltd.	11,262,000	9,251,916
New Focus Auto Tech Holdings Ltd.	7,084,000	2,003,625
Rico Auto Industries Ltd.	100	142
Showa Corp.	250,700	4,083,220
		79,384,802
Automobiles - 0.1%
Bajaj Auto Ltd.	86	5,106
Geely Automobile Holdings Ltd.	59,050,200	5,845,577
Hyundai Motor Co.	2,770	200,751
Hyundai Motor Co. GDR (f)	100	3,538
PT Astra International Tbk	500	873
Renault SA	100	12,014
		6,067,859
Distributors - 0.0%
Abc-Mart, Inc.	100	2,478
China Resources Enterprise Ltd.	362,000	1,040,163
Li & Fung Ltd.	2,200	6,845
		1,049,486
Diversified Consumer Services - 0.4%
Apollo Group, Inc. Class A (a)	203,000	7,910,910
Benesse Corp.	100	3,805
Bright Horizons Family Solutions, Inc. (a)	57	2,204
Hartford Education Corp. Ltd.	30,583	15,559
ITT Educational Services, Inc. (a)	326,500	21,669,805
New Oriental Education & Technology Group, Inc. sponsored ADR	100	3,354
Princeton Review, Inc. (a)	29	153
Raffles Education Corp. Ltd.	734,000	847,393
Service Corp. International	100	1,025
Strayer Education, Inc.	100	10,605
		30,464,813
Hotels, Restaurants & Leisure - 1.8%
Accor SA	101,700	7,881,317
Buffalo Wild Wings, Inc. (a)	78,400	4,170,880
Carrols Restaurant Group, Inc.	240,100	3,404,618
Chipotle Mexican Grill, Inc. Class A	100	5,700
Indian Hotels Co. Ltd.	1,000	3,506
Krispy Kreme Doughnuts, Inc. (a)	100	1,110
Kyoritsu Maintenance Co. Ltd.	120	2,792
McCormick & Schmick's Seafood Restaurants (a)	100	2,404

	Shares	Value (Note 1)
Minor International PCL (For. Reg.)	7,473,610	$ 2,508,772
OSI Restaurant Partners, Inc.	100	3,920
P.F. Chang's China Bistro, Inc. (a)	100	3,838
Panera Bread Co. Class A (a)	100	5,591
Red Robin Gourmet Burgers, Inc. (a)	152,900	5,481,465
Ruby Tuesday, Inc.	542,452	14,884,883
Ruth's Chris Steak House, Inc. (a)	124,700	2,279,516
Shanghai Jin Jiang International Hotels Group Co. Ltd. (H Shares)	830,000	398,018
Shangri-La Asia Ltd.	100	258
Sonic Corp. (a)	2,573,341	61,631,505
St. Marc Holdings Co. Ltd.	407,800	28,945,065
TAJ GVK Hotels & Resorts Ltd.	297,699	1,533,202
Texas Roadhouse, Inc. Class A (a)	100	1,326
		133,149,686
Household Durables - 0.7%
Alba PLC	26	106
Chitaly Holdings Ltd.	528,000	109,967
Corporacion Geo SA de CV Series B (a)	100	502
Cyrela Brazil Realty SA	407,800	3,884,264
Daito Trust Construction Co.	115,300	5,288,013
George Wimpey PLC	100	1,094
Henry Boot PLC	69,474	1,462,734
Makita Corp. sponsored ADR	100	3,110
Nihon Eslead Corp. (d)	262,700	7,988,022
Rational AG	100	18,635
Samson Holding Ltd.	100	55
Sekisui House Ltd.	569,000	8,282,881
Skyworth Digital Holdings Ltd.	2,052	203
Snap-On, Inc.	100	4,764
Techtronic Industries Co. Ltd.	500	648
The Stanley Works	418,871	21,065,023
Woongjin Coway Co. Ltd.	100	2,774
		48,112,795
Internet & Catalog Retail - 0.3%
Netflix, Inc. (a)	100	2,586
NutriSystem, Inc. (a)(d)	140,500	8,906,295
Priceline.com, Inc. (a)	350,400	15,280,944
VistaPrint Ltd. (a)	100	3,311
		24,193,136
Leisure Equipment & Products - 1.0%
Beneteau SA	100	10,892
Giant Manufacturing Co. Ltd.	512,000	840,632
Jumbo SA	862,219	18,873,039
Marvel Entertainment, Inc. (a)	305,700	8,226,387
Mega Brands, Inc. (a)	100	2,243
Nidec Copal Corp.	100	1,177
Oakley, Inc.	2,108,113	42,288,747
SHIMANO, Inc.	100	2,898
		70,246,015
Media - 2.0%
Aegis Group PLC	70,600	193,583
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Media - continued
Austar United Communications Ltd.	100	$ 104
Balaji Telefilms Ltd.	100	287
Clear Media Ltd. (a)	243,000	296,787
Dow Jones & Co., Inc.	314,700	11,958,600
E.W. Scripps Co. Class A	102,700	5,128,838
Focus Media Holding Ltd. ADR (a)	76,700	5,092,113
Getty Images, Inc. (a)	101,980	4,366,784
Grupo Televisa SA de CV (CPO) sponsored ADR	100	2,701
Harris Interactive, Inc. (a)	1,697,667	8,556,242
Interpublic Group of Companies, Inc.	423,000	5,177,520
McGraw-Hill Companies, Inc.	100	6,802
Modern Times Group AB (MTG) (B Shares)	69,750	4,584,995
News Corp. Class A	204	4,382
Omnicom Group, Inc.	912,248	95,366,406
Radio One, Inc. Class D (non-vtg.) (a)	469,228	3,162,597
Reuters Group PLC sponsored ADR	200	10,446
Trader Classified Media NV:
(A Shares)	100	166
Class A (NY Shares)	76,800	111,360
Usen Corp.	100	1,092
Wire & Wireless India Ltd.	44	93
Zee News Ltd. (a)	40	62
Zee Telefilms Ltd.	88	586
		144,022,546
Multiline Retail - 0.6%
Don Quijote Co. Ltd.	300	5,733
JCPenney Co., Inc.	100	7,736
Lifestyle International Holdings Ltd.	2,328,500	5,987,169
Lojas Renner SA	595,600	8,460,782
Nordstrom, Inc.	530,100	26,155,134
Parkson Retail Group Ltd.	500	2,475
PT Mitra Adiperkasa Tbk	1,553,000	157,138
Ryohin Keikaku Co. Ltd.	47,000	3,596,556
Shopper's Stop Ltd.	200,100	3,078,950
		47,451,673
Specialty Retail - 1.5%
Asahi Co. Ltd.	200	2,906
Blacks Leisure Group PLC	100	782
Build-A-Bear Workshop, Inc. (a)(d)	183,870	5,152,037
CarMax, Inc. (a)	122,400	6,564,312
Charming Shoppes, Inc. (a)	100	1,353
China Paradise Electronics Retail Ltd.	567,900	159,894
Chow Sang Sang Holdings International Ltd.	2,000	1,131
Cost Plus, Inc. (a)	100	1,030
DSG International PLC	5,765,678	21,624,886
DSG International PLC sponsored ADR	100	1,120
DSW, Inc. Class A (a)	100	3,857

	Shares	Value (Note 1)
Esprit Holdings Ltd.	500	$ 5,583
Fantastic Holdings Ltd.	110	297
Gamestop Corp.:
Class A (a)	26,500	1,460,415
Class B (a)	465,700	25,501,732
GOME Electrical Appliances Holdings Ltd.	100	78
Guess?, Inc. (a)	100	6,343
Hennes & Mauritz AB (H&M) (B Shares)	100	5,054
Inditex SA	354,500	19,099,525
JB Hi-Fi Ltd.	100	517
KOMERI Co. Ltd.	100	2,923
Lewis Group Ltd.	724,400	6,084,919
Nafco Co. Ltd.	1,300	33,742
Nitori Co. Ltd.	100	4,343
Pendragon PLC	500	979
RONA, Inc. (a)	100	1,801
Ross Stores, Inc.	590,355	17,297,402
Sally Beauty Holdings, Inc. (a)	474,900	3,704,220
Sharper Image Corp. (a)	100	925
Williams-Sonoma, Inc.	100	3,144
Xebio Co. Ltd.	100	3,142
Yamada Denki Co. Ltd.	59,360	5,036,002
		111,766,394
Textiles, Apparel & Luxury Goods - 1.6%
Asics Corp.	5,355,700	67,210,548
Columbia Sportswear Co.	90,400	5,035,280
Crocs, Inc.	198,000	8,553,600
Folli Follie SA	80	3,158
Gildan Activewear, Inc. Class A (a)	200	9,346
Good Fellow Group Ltd. (a)	8,198,000	1,127,735
Heelys, Inc.	6,100	195,871
Iconix Brand Group, Inc. (a)	9,200	178,388
Luxottica Group Spa sponsored ADR	100	3,067
NIKE, Inc. Class B	100	9,903
Phoenix Footwear Group, Inc. (a)	2,100	9,240
Polo Ralph Lauren Corp. Class A	100	7,766
Ports Design Ltd.	2,687,500	5,873,713
Quiksilver, Inc. (a)	390,568	6,151,446
Ted Baker PLC	1,365,208	15,708,740
The Swatch Group AG (Bearer)	100	22,089
Tod's Spa	100	8,066
Under Armour, Inc. Class A (sub. vtg.) (a)	70	3,532
VF Corp.	10,500	861,840
Welspun India Ltd. (a)	27,489	53,588
Yue Yuen Industrial Holdings Ltd.	1,396,300	4,433,952
		115,460,868
TOTAL CONSUMER DISCRETIONARY		811,370,073
CONSUMER STAPLES - 6.0%
Beverages - 0.1%
Boston Beer Co., Inc. Class A (a)	36,500	1,313,270
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Beverages - continued
Brick Brewing Co. Ltd. (a)	100	$ 154
C&C Group PLC	44,331	787,172
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	100	4,880
sponsored ADR	20	878
Fomento Economico Mexicano SA de CV sponsored ADR	18,600	2,153,136
Grupo Modelo SA de CV Series C	142,600	791,834
Heineken Holding NV (A Shares)	100	4,066
Jones Soda Co. (a)	45,559	560,376
MGP Ingredients, Inc.	200	4,522
Remy Cointreau SA	100	6,469
Tsingtao Brewery Co. Ltd. (H Shares)	3,000	5,060
Yantai Changyu Pioneer Wine Co. (B Shares)	130	613
		5,632,430
Food & Staples Retailing - 1.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	100	2,174
Daikokutenbussan Co. Ltd.	79,000	1,327,173
Heng Tai Consumables Group Ltd.	22,257,200	2,031,628
Lianhua Supermarket Holdings Co. (H Shares)	356,000	425,646
Metro AG	297,000	18,942,322
Performance Food Group Co. (a)	937,485	25,912,085
Plant Co. Ltd.	127,000	419,244
Safeway, Inc.	260,159	8,991,095
Shinsegae Co. Ltd.	100	62,366
Valor Co. Ltd.	651,000	8,618,026
Wal-Mart de Mexico SA de CV sponsored ADR	202	8,858
Whole Foods Market, Inc.	225,056	10,561,878
X5 Retail Group NV unit (a)(f)	100	2,600
		77,305,095
Food Products - 2.1%
Alico, Inc.	55,049	2,787,131
Barry Callebaut AG	85	42,885
Britannia Industries Ltd.	25,116	623,046
Bunge Ltd.	100	7,251
Campbell Soup Co.	100	3,889
Chaoda Modern Agriculture (Holdings) Ltd.	1,000	644
China Mengniu Dairy Co. Ltd.	100	263
China Yurun Food Group Ltd.	1,000	922
Chiquita Brands International, Inc.	666,200	10,639,214
COFCO International Ltd.	2,000	2,021
Corn Products International, Inc.	1,571,604	54,283,202
Diamond Foods, Inc.	77,900	1,480,879
Green Mountain Coffee Roasters, Inc. (a)	100	4,923
Groupe Danone	225,600	34,191,701

	Shares	Value (Note 1)
Groupe Danone sponsored ADR	81,700	$ 2,663,420
H.J. Heinz Co.	184,900	8,322,349
Heritage Foods (India) Ltd.	100	399
Hershey Co.	100	4,980
Hormel Foods Corp.	100	3,734
IAWS Group PLC (Ireland)	25,450	651,822
Lindt & Spruengli AG	402	10,124,615
McCormick & Co., Inc. (non-vtg.)	471,200	18,169,472
Nutreco Holding NV	100	6,520
PAN Fish ASA (a)	4,775,000	4,365,312
Peet's Coffee & Tea, Inc. (a)	100	2,624
PT Indofood Sukses Makmur Tbk	16,859,000	2,530,668
Rocky Mountain Chocolate Factory, Inc.	100	1,470
Seaboard Corp.	430	758,950
Want Want Holdings Ltd.	1,000	1,630
Wimm-Bill-Dann Foods OJSC sponsored ADR	47,600	3,167,780
Wm. Wrigley Jr. Co.	100	5,172
		154,848,888
Household Products - 0.1%
Church & Dwight Co., Inc.	208,200	8,879,730
Hindustan Lever Ltd.	100	491
		8,880,221
Personal Products - 2.6%
Amorepacific Corp. (a)	62	38,667
Avon Products, Inc.	3,081,079	101,798,850
Concern Kalina OJSC:
GDR (f)	21,643	1,135,790
sponsored ADR	21,300	1,117,790
Estee Lauder Companies, Inc. Class A	100	4,082
Godrej Consumer Products Ltd.	359,060	1,222,912
Hengan International Group Co. Ltd.	29,834,200	73,949,754
Kose Corp.	110	3,326
Marico Ltd.	100	1,231
Natura Cosmeticos SA	168,300	2,349,819
NBTY, Inc. (a)	56,200	2,336,234
Shiseido Co. Ltd. sponsored ADR	207,200	4,475,520
		188,433,975
TOTAL CONSUMER STAPLES		435,100,609
ENERGY - 14.6%
Energy Equipment & Services - 11.1%
Cameron International Corp. (a)	1,503,000	79,734,150
Core Laboratories NV (a)(e)	1,269,500	102,829,500
Diamond Offshore Drilling, Inc.	164,000	13,110,160
ENSCO International, Inc.	693,800	34,731,628
FMC Technologies, Inc. (a)	215,400	13,275,102
Global Industries Ltd. (a)	1,826,306	23,815,030
GlobalSantaFe Corp.	2,574,339	151,319,646
Metretek Technologies, Inc. (a)	100	1,232
Newpark Resources, Inc. (a)	2,881,639	20,776,617
Noble Corp.	608,500	46,337,275
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Oceaneering International, Inc. (a)	293,900	$ 11,667,830
Parker Drilling Co. (a)	4,892,399	39,970,900
Pason Systems, Inc.	3,316,400	37,714,806
Pride International, Inc. (a)	1,332,750	39,995,828
Rowan Companies, Inc.	1,506,100	50,002,520
RPC, Inc.	452,800	7,643,264
Smith International, Inc.	1,389,320	57,059,372
Superior Energy Services, Inc. (a)	1,020,531	33,350,953
TODCO Class A (a)(d)	361,200	12,342,204
Transocean, Inc. (a)	131,000	10,596,590
W-H Energy Services, Inc. (a)	448,172	21,821,495
		808,096,102
Oil, Gas & Consumable Fuels - 3.5%
Cabot Oil & Gas Corp.	606,724	36,797,811
Cameco Corp. (d)	135,400	5,481,029
Canadian Natural Resources Ltd.	120,100	6,401,557
Chesapeake Energy Corp.	268,300	7,794,115
China Coal Energy Co. Ltd. (H Shares)	1,000	649
China Petroleum & Chemical Corp. sponsored ADR	100	9,264
China Shenhua Energy Co. Ltd. (H Shares)	500	1,203
CONSOL Energy, Inc.	767,315	24,653,831
Cosmo Oil Co. Ltd.	1,244,000	5,057,505
Frontier Oil Corp.	382,800	11,001,672
Hess Corp.	584,800	28,988,536
Houston Exploration Co. (a)	353,125	18,284,813
International Coal Group, Inc. (a)	1,638,766	8,931,275
JKX Oil & Gas	91	526
Newfield Exploration Co. (a)	271,900	12,493,805
Niko Resources Ltd.	100	7,148
Nippon Oil Corp.	741,000	4,954,523
Noble Energy, Inc.	283,300	13,901,531
OPTI Canada, Inc. (a)	200	3,393
Peabody Energy Corp.	261,500	10,567,215
Penn Virginia Resource Partners LP	253,265	6,587,423
PetroChina Co. Ltd. sponsored ADR	100	14,078
Petroleo Brasileiro SA Petrobras:
(PN) sponsored ADR (non-vtg.)	100	9,276
sponsored ADR	100	10,299
Rentech, Inc. (a)	100	377
Sasol Ltd. sponsored ADR	100	3,690
Southwestern Energy Co. (a)	333,100	11,675,155
Sunoco, Inc.	236,500	14,748,140
Surgutneftegaz JSC sponsored ADR	100	7,700
Tesoro Corp.	281,550	18,517,544
Uramin, Inc. (a)	100	282

	Shares	Value (Note 1)
Valero Energy Corp.	184,822	$ 9,455,494
VeraSun Energy Corp.	100	1,975
		256,362,834
TOTAL ENERGY		1,064,458,936
FINANCIALS - 11.4%
Capital Markets - 4.2%
Acta Holding ASA	376,350	1,991,925
AllianceBernstein Holding LP	1,364,828	109,732,171
Ameriprise Financial, Inc.	2,029,697	110,618,487
AWD Holding AG	157,600	6,662,194
Azimut Holdings Spa	907,400	12,157,989
Charlemagne Capital Ltd.	2,252,100	3,605,870
Deutsche Bank AG (NY Shares)	100	13,324
EFG International (a)	100	3,770
Espirito Santo Financial Group SA	100	3,287
Franklin Resources, Inc.	8,400	925,428
Indiabulls Financial Services Ltd.	300	4,491
JAFCO Co. Ltd.	231,800	11,448,837
Japan Asia Investment Co. Ltd.	158,000	944,948
Jefferies Group, Inc.	240,500	6,450,210
Korea Investment Holdings Co. Ltd.	288,880	14,381,878
Legg Mason, Inc.	100	9,505
Marusan Securities Co. Ltd. (d)	1,331,600	17,393,011
MPC Muenchmeyer Petersen Capital AG	59,600	5,256,873
New Star Asset Management Ltd.	100	833
Nuveen Investments, Inc. Class A	100	5,188
T. Rowe Price Group, Inc.	400	17,508
TD Ameritrade Holding Corp.	100	1,618
W.P. Carey & Co. LLC	70,600	2,122,942
		303,752,287
Commercial Banks - 1.0%
Allahabad Bank	1,142,127	2,330,079
Banco Itau Holding Financeira SA:
(PN) (non-vtg.)	5,300	191,385
sponsored ADR (non-vtg.)	97,700	3,531,855
Banco Pastor SA	100	1,947
Bank of Ayudhya PCL (For. Reg.)	304,800	159,063
Bank of Baroda	1,157,580	6,890,638
Bank of Fukuoka Ltd.	798,000	5,818,261
Bank of India	1,345,338	6,324,903
Boston Private Financial Holdings, Inc.	195	5,501
Canara Bank	273,867	1,738,061
Capitalia Spa	79	748
Cathay General Bancorp	20	690
Commerce Bancorp, Inc., New Jersey	46,500	1,640,055
Corp. Bank Ltd.	230,369	1,812,038
DnB Nor ASA	100	1,419
East West Bancorp, Inc.	100	3,542
Fulton Financial Corp.	13	217
HDFC Bank Ltd. sponsored ADR	100	7,548
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Hiroshima Bank Ltd.	1,480,900	$ 8,583,125
Hokuhoku Financial Group, Inc.	100	366
ICICI Bank Ltd. sponsored ADR	4,000	166,960
Industrial & Commercial Bank of China (Asia) Ltd.	938,000	1,808,879
Juroku Bank Ltd.	1,155,400	6,366,589
Lakeland Financial Corp.	200	5,106
Marshall & Ilsley Corp.	100	4,811
Nara Bancorp, Inc.	45,339	948,492
Oriental Bank of Commerce	182,856	960,020
OTP Bank Rt.	100	4,595
PT Bank Central Asia Tbk	500	289
Punjab National Bank	349,364	4,383,225
Sberbank (Savings Bank of the Russian Federation) GDR	100	35,909
Siam City Bank PLC (For. Reg.)	236,300	117,317
State Bank of India	95,126	3,223,093
Sumitomo Trust & Banking Co. Ltd.	1,206,000	12,642,486
UCO Bank (a)	1,431,669	688,006
Uniao de Bancos Brasileiros SA (Unibanco) GDR	23,400	2,175,264
Union Bank of India	136,229	388,383
UTI Bank Ltd.	279,300	2,973,122
Vijaya Bank Ltd.	436,403	472,659
Wintrust Financial Corp.	100	4,802
		76,411,448
Consumer Finance - 0.3%
Advanta Corp.:
Class A	3,834	152,632
Class B	157,595	6,875,870
CompuCredit Corp. (a)(d)	349,200	13,901,652
		20,930,154
Diversified Financial Services - 0.3%
Bank of America Corp.	277,600	14,821,064
Financial Technology (India) Ltd.	78	3,141
Hong Kong Exchanges & Clearing Ltd.	100	1,099
Infrastructure Development Finance Co. Ltd.	100	177
Kotak Mahindra Bank Ltd.	611,358	5,540,540
Moody's Corp.	53	3,660
PICO Holdings, Inc. (a)	12,000	417,240
SREI Infrastructure Finance Ltd.	100	120
		20,787,041
Insurance - 3.4%
Admiral Group PLC	457,800	9,853,900
AFLAC, Inc.	1,151,600	52,973,600
American International Group, Inc.	419,100	30,032,706
April Group	100	4,804
Assurant, Inc.	1,499,801	82,864,005
Baloise Holdings AG (Reg.)	100	9,992
Brown & Brown, Inc.	100	2,821

	Shares	Value (Note 1)
China Life Insurance Co. Ltd. ADR	266	$ 13,436
Everest Re Group Ltd.	52,300	5,131,153
Genworth Financial, Inc. Class A (non-vtg.)	100	3,421
Milano Assicurazioni Spa	1,021,400	8,326,693
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	2,398,000	13,272,039
Power Financial Corp.	100	3,232
Principal Financial Group, Inc.	100	5,870
Progressive Corp.	618,324	14,975,807
Protective Life Corp.	57,800	2,745,500
Reinsurance Group of America, Inc.	492,800	27,448,960
UNIPOL Assicurazioni Spa	100	361
USI Holdings Corp. (a)	100	1,536
W.R. Berkley Corp.	1	26
		247,669,862
Real Estate Investment Trusts - 0.5%
Alexandria Real Estate Equities, Inc.	100	10,040
BioMed Realty Trust, Inc.	100	2,860
Charter Hall Group unit	1,065,500	1,900,899
Developers Diversified Realty Corp.	13,900	875,005
Digital Realty Trust, Inc.	100	3,423
Equity Residential (SBI)	166,000	8,424,500
Inland Real Estate Corp.	114,100	2,135,952
K-REIT Asia	353,020	575,645
Multiplex Group unit	5,589,000	17,603,707
Plum Creek Timber Co., Inc.	100	3,985
Societe de la Tour Eiffel	4,600	828,954
Weingarten Realty Investors (SBI)	161,300	7,437,543
		39,802,513
Real Estate Management & Development - 1.7%
Aeon Mall Co. Ltd.	481,100	27,156,590
AV Jennings Homes Ltd.	104	91
British Land Co. PLC	333,800	11,205,515
CapitaLand Ltd.	1,914,000	7,740,143
Derwent Valley Holdings PLC	229,300	9,417,533
Fabege AB	27,600	739,822
Hopson Development Holdings Ltd.	3,720,000	10,521,579
Joint Corp.	200	7,694
Keppel Land Ltd.	100	450
Kerry Properties Ltd.	9,143,024	42,727,707
Land Securities Group PLC	131,400	5,978,321
NTT Urban Development Co.	395	763,125
Sankei Building Co. Ltd.	76,300	671,671
Shanghai Forte Land Co. Ltd. (H Shares)	1,022,000	457,241
Shanghai Real Estate Ltd.	10,050,000	3,475,631
Shun Tak Holdings Ltd.	994,200	1,521,024
Sobha Developers Ltd. (a)	1,722	38,882
Songbird Estates PLC Class B	156,800	1,073,317
Ticon Industrial Connection PCL (For. Reg.)	2,316,400	1,208,841
		124,705,177
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.0%
Housing Development Finance Corp. Ltd.	84	$ 3,098
TOTAL FINANCIALS		834,061,580
HEALTH CARE - 13.0%
Biotechnology - 1.0%
Alnylam Pharmaceuticals, Inc. (a)	122,300	2,617,220
Amylin Pharmaceuticals, Inc. (a)	135,013	4,869,919
BioCryst Pharmaceuticals, Inc. (a)(d)	334,200	3,863,352
Biogen Idec, Inc. (a)	478,100	23,517,739
Celgene Corp. (a)	100	5,753
CSL Ltd.	83	4,283
Cubist Pharmaceuticals, Inc. (a)	100	1,811
CuraGen Corp. (a)	100	460
CytRx Corp. (a)	100	191
deCODE genetics, Inc. (a)	100	453
Genentech, Inc. (a)	100	8,113
Genitope Corp. (a)	100	352
Genta, Inc. (a)	100	44
GTx, Inc. (a)	422,853	7,543,698
Human Genome Sciences, Inc. (a)	1,945,700	24,204,508
Infinity Pharmaceuticals, Inc. (a)	100	1,245
MannKind Corp. (a)	40	660
Medarex, Inc. (a)	181,657	2,686,707
Myriad Genetics, Inc. (a)	100	3,130
Orchid Cellmark, Inc. (a)	100	310
Pro-Pharmaceuticals, Inc. (a)	100	44
Seattle Genetics, Inc. (a)	100	533
Sino Biopharmaceutical Ltd.	4,000	473
Sirna Therapeutics, Inc. (a)	117,399	1,527,361
Sonus Pharmaceuticals, Inc. (a)	100	611
Telik, Inc. (a)	100	443
Theravance, Inc. (a)	100	3,089
		70,862,502
Health Care Equipment & Supplies - 1.6%
ArthroCare Corp. (a)	182,246	7,275,260
Beckman Coulter, Inc.	232,800	13,921,440
Becton, Dickinson & Co.	329,900	23,142,485
bioMerieux SA	100	6,819
Biophan Technologies, Inc. (a)	100	50
Biosite, Inc. (a)	94,000	4,591,900
C.R. Bard, Inc.	217,900	18,079,163
Clinical Data, Inc. (a)	100	1,605
Cytyc Corp. (a)	100	2,830
Edwards Lifesciences Corp. (a)	781,744	36,773,238
Endocare, Inc. (a)	144,600	255,942
Fresenius AG	100	20,029
Gen-Probe, Inc. (a)	100	5,237
Haemonetics Corp. (a)	62,200	2,800,244
Hologic, Inc. (a)	100	4,728
Hospira, Inc. (a)	100	3,358

	Shares	Value (Note 1)
Immucor, Inc. (a)	100	$ 2,923
Kinetic Concepts, Inc. (a)	100	3,955
Kyphon, Inc. (a)	100	4,040
Mindray Medical International Ltd. sponsored ADR	30,700	734,344
Neogen Corp. (a)	100	2,220
NMT Medical, Inc. (a)	100	1,353
NuVasive, Inc. (a)	100	2,310
Optos PLC	100	422
Palomar Medical Technologies, Inc. (a)	75,025	3,801,517
Somanetics Corp. (a)	100	2,283
St. Jude Medical, Inc. (a)	100	3,656
Thermogenesis Corp. (a)	926,200	3,991,922
Varian Medical Systems, Inc. (a)	100	4,757
Vital Signs, Inc.	51,366	2,564,191
Zimmer Holdings, Inc. (a)	100	7,838
		118,012,059
Health Care Providers & Services - 2.6%
Acibadem Saglik Hizmetleri AS	100	1,074
Aetna, Inc.	100	4,318
Apollo Hospitals Enterprise Ltd.	112,354	1,093,615
Bangkok Dusit Medical Service PCL (For. Reg.)	100	98
Brookdale Senior Living, Inc. (d)	300,500	14,424,000
Bumrungrad Hospital PCL (For. Reg.)	100	104
Express Scripts, Inc. (a)	355,600	25,460,960
Health Net, Inc. (a)	100	4,866
Laboratory Corp. of America Holdings (a)	340,900	25,045,923
Lincare Holdings, Inc. (a)	907,800	36,166,752
Medial Saude SA	180,000	2,021,999
National Research Corp.	100	2,286
Nighthawk Radiology Holdings, Inc.	197,700	5,041,350
Omnicare, Inc.	794,000	30,672,220
Quest Diagnostics, Inc.	257,000	13,621,000
Ramsay Health Care Ltd.	100	896
ResCare, Inc. (a)	1,109,698	20,141,019
Sonic Healthcare Ltd.	100	1,175
Symbion, Inc. (a)	860,535	15,928,503
		189,632,158
Health Care Technology - 1.1%
Allscripts Healthcare Solutions, Inc. (a)	171,600	4,631,484
Cerner Corp. (a)	100	4,550
Eclipsys Corp. (a)	889	18,278
Emageon, Inc. (a)	100	1,536
Emdeon Corp. (a)	2,549,919	31,593,496
IMS Health, Inc.	1,317,200	36,196,656
Merge Technologies, Inc. (a)	200	1,312
Phase Forward, Inc. (a)	100	1,498
ProxyMed, Inc. (a)	100	462
TriZetto Group, Inc. (a)	567,736	10,429,310
		82,878,582
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Life Sciences Tools & Services - 5.1%
Applera Corp.:
- Applied Biosystems Group	100	$ 3,669
- Celera Genomics Group (a)	52,200	730,278
Bachem Holding AG (B Shares)	100	7,547
Bio-Imaging Technologies, Inc. (a)	100	806
Bio-Rad Laboratories, Inc. Class A (a)	9,500	783,940
Cambrex Corp.	100	2,272
Charles River Laboratories International, Inc. (a)	577,700	24,985,525
Covance, Inc. (a)	222,000	13,078,020
Dionex Corp. (a)	100	5,671
Evotec OAI AG (a)	100	429
Exelixis, Inc. (a)	74	666
Harvard Bioscience, Inc. (a)	1,462,135	7,500,753
ICON PLC sponsored ADR	399,252	15,051,800
Illumina, Inc. (a)	100	3,931
Invitrogen Corp. (a)	87,800	4,968,602
Millipore Corp. (a)	591,200	39,373,920
Nektar Therapeutics (a)	100	1,521
PRA International (a)	39,200	990,584
QIAGEN NV (a)	5,325,500	80,574,815
Thermo Fisher Scientific, Inc. (a)	3,715,800	168,288,582
Ventana Medical Systems, Inc. (a)	122,000	5,249,660
Waters Corp. (a)	266,920	13,071,072
		374,674,063
Pharmaceuticals - 1.6%
Allergan, Inc.	201,308	24,104,620
Boiron SA	55	1,328
Chugai Pharmaceutical Co. Ltd.	100	2,062
Daiichi Sankyo Co. Ltd.	100	3,125
Eisai Co. Ltd. sponsored ADR	100	5,500
Endo Pharmaceuticals Holdings, Inc. (a)	1,707,488	47,092,519
Forest Laboratories, Inc. (a)	441,400	22,334,840
New River Pharmaceuticals, Inc. (a)	127,547	6,978,096
Pfizer Ltd.	100	1,730
Ranbaxy Laboratories Ltd. sponsored GDR	75	675
Roche Holding AG (participation certificate)	149	26,709
SuperGen, Inc. (a)	100	508
Valeant Pharmaceuticals International	782,840	13,496,162
		114,047,874
TOTAL HEALTH CARE		950,107,238
INDUSTRIALS - 14.3%
Aerospace & Defense - 0.5%
Alliant Techsystems, Inc. (a)	104,200	8,147,398
Ceradyne, Inc. (a)	157,824	8,917,056
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	100	4,143

	Shares	Value (Note 1)
Esterline Technologies Corp. (a)	484,705	$ 19,499,682
General Dynamics Corp.	200	14,870
Precision Castparts Corp.	100	7,828
Rockwell Collins, Inc.	100	6,329
		36,597,306
Air Freight & Logistics - 0.2%
Business Post Group PLC	200	1,720
C.H. Robinson Worldwide, Inc.	120,900	4,943,601
Expeditors International of Washington, Inc.	14,300	579,150
Panalpina Welttransport Holding AG	52,300	7,130,941
United Parcel Service, Inc. Class B	67,700	5,076,146
		17,731,558
Airlines - 0.5%
ACE Aviation Holdings, Inc. Class A (a)	899,700	29,159,231
Air China Ltd. (H Shares)	2,000	1,083
easyJet PLC (a)	100	1,201
TAM SA (PN) sponsored ADR (ltd. vtg.)	240,400	7,214,404
		36,375,919
Building Products - 0.0%
Ameron International Corp.	41,000	3,131,170
Duratex SA	100	1,247
Trex Co., Inc. (a)	100	2,289
		3,134,706
Commercial Services & Supplies - 1.2%
Advisory Board Co. (a)	100	5,354
Bio-Treat Technology Ltd.	940,300	371,054
Equifax, Inc.	1,757,403	71,350,562
Experian Group Ltd.	100	1,174
GFK AG	20	867
Intertek Group PLC	436,200	7,120,753
Korn/Ferry International (a)	264,000	6,061,440
Manpower, Inc.	100	7,493
Midas International Holdings Ltd.	4,166,000	168,712
Monster Worldwide, Inc. (a)	100	4,664
Ritchie Brothers Auctioneers, Inc.	100	5,354
Robert Half International, Inc.	100	3,712
Sinomem Technology Ltd.	2,723,000	1,776,082
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	100	111,407
Steelcase, Inc. Class A	100	1,816
Stericycle, Inc. (a)	100	7,550
Tele Atlas NV (a)	65,600	1,374,423
Tianjin Capital Environmental Protection Co. Ltd. (H Shares)	1,386,000	400,923
United Envirotech Ltd.	1,000	176
		88,773,516
Construction & Engineering - 0.6%
Arcadis NV	9,700	598,037
Comfort Systems USA, Inc.	18,807	237,720
Fluor Corp.	64,400	5,258,260
Gammon India Ltd.	80,000	761,011
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Construction & Engineering - continued
Hindustan Construction Co. Ltd. (a)	220,000	$ 733,333
Insituform Technologies, Inc. Class A (a)	3,200	82,752
IVRCL Infrastructures & Projects Ltd.	688,326	6,006,372
Jacobs Engineering Group, Inc. (a)	170,070	13,867,508
Larsen & Toubro Ltd.	50,200	1,645,340
LG Engineering & Construction Co. Ltd.	29,690	2,652,946
Nagarjuna Construction Co. Ltd.	20,100	97,937
Orascom Construction Industries SAE GDR	100	9,630
PTC India Ltd.	100	129
Quanta Services, Inc. (a)	30,500	599,935
Schmack Biogas AG (a)	100	7,055
Shaw Group, Inc. (a)	228,600	7,658,100
SNC-Lavalin Group, Inc.	100	2,699
Taihei Dengyo Kaisha Ltd.	348,000	2,396,976
		42,615,740
Electrical Equipment - 2.8%
ABB Ltd. India	10,000	843,398
AstroPower, Inc. (a)	100	0
Ceres Power Holding PLC (a)	100	431
Cooper Industries Ltd. Class A	532,500	48,153,975
Crompton Greaves Ltd.	1,335,821	6,322,553
Distributed Energy Systems Corp. (a)	100	360
Dongfang Electrical Machinery Co. Ltd. (H Shares)	366,000	978,723
Energy Conversion Devices, Inc. (a)	252,200	8,569,756
First Solar, Inc.	160,400	4,779,920
Johnson Electric Holdings Ltd. sponsored ADR	100	675
Jyoti Structures Ltd.	500	1,486
Kalpataru Power Transmission Ltd.	40,000	897,155
KEC International Ltd.	100	838
Legrand SA	100	2,931
Neo-Neon Holdings Ltd.	6,974,000	6,661,715
Nexans SA	23,300	2,983,784
Q-Cells AG	200	8,996
Rockwell Automation, Inc.	1,269,111	77,517,300
Roper Industries, Inc.	353,800	17,774,912
Shanghai Electric (Group) Corp. (H Shares)	24,478,000	10,290,560
Solar Integrated Technologies, Inc. (a)	100	72
SolarWorld AG (d)	242,000	15,207,648
Thomas & Betts Corp. (a)	100	4,728
		201,001,916
Industrial Conglomerates - 0.9%
Aditya Birla Nuvo Ltd.	100	2,828
Aditya Birla Nuvo Ltd. rights 2/8/07 (a)	12	121
Fu Sheng Industrial Co. Ltd.	778,000	761,645
General Electric Co.	1,195,200	44,473,392
Hutchison Whampoa Ltd. ADR	100	5,065
Max India Ltd. (a)	167,246	3,241,422

	Shares	Value (Note 1)
McDermott International, Inc. (a)	107,000	$ 5,442,020
NWS Holdings Ltd.	2,165,033	4,954,500
Sequa Corp. Class A	100	11,506
Shanghai Industrial Holdings Ltd. (H Shares)	1,000	2,129
Siemens India Ltd.	30,000	772,730
Teleflex, Inc.	134,900	8,709,144
		68,376,502
Machinery - 6.6%
A.S.V., Inc. (a)	100	1,627
AGCO Corp. (a)(d)(e)	5,771,923	178,583,287
Badger Meter, Inc.	205,755	5,699,414
Bucher Holding AG	500	54,268
China Infrastructure Machinery Holdings Ltd. (a)	144,000	170,320
China Metal International Holdings, Inc.	2,000	702
China Yuchai International Ltd.	100	689
Circor International, Inc.	100	3,679
Crane Co.	230,784	8,455,926
Cummins India Ltd.	100	627
Danaher Corp.	100	7,244
Deere & Co.	1,049,700	99,794,979
Dover Corp.	174,741	8,565,804
Eicher Motors Ltd.	240,630	1,985,204
ESCO Technologies, Inc. (a)	100	4,544
Graco, Inc.	100	3,962
Harsco Corp.	956,719	72,806,316
Hexagon AB (B Shares)	100	4,273
Hyflux Ltd.	100	152
Jain Irrigation Systems Ltd.	100	861
Joy Global, Inc.	360,694	17,435,948
JTEKT Corp.	1,000	21,210
KCI Konecranes Oyj	100	2,944
Komax Holding AG (Reg.)	100	12,494
Krones AG	2,900	443,503
MAN AG	116,900	10,565,526
MMI Holdings Ltd.	13,426,000	9,194,991
PACCAR, Inc.	150	9,735
Pentair, Inc.	1,133,400	35,588,760
Railpower Technologies Corp. (a)	100	130
Tata Motors Ltd.	527,464	10,768,085
Tata Motors Ltd. sponsored ADR (d)	10,100	206,343
Terex Corp. (a)	211,386	13,651,308
Thermax Ltd.	100	881
Trinity Industries, Inc.	131,600	4,632,320
Uzel Makina Sanayi AS (a)	415,173	874,048
Vossloh AG	20,600	1,553,986
		481,106,090
Marine - 0.0%
Hanjin Shipping Co. Ltd.	80	2,271
Kuehne & Nagel International AG	100	7,273
		9,544
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	100	$ 7,381
Con-way, Inc.	350,300	15,427,212
CSX Corp.	498,400	17,159,912
Guangshen Railway Co. Ltd. sponsored ADR	100	3,390
Knight Transportation, Inc.	225	3,836
Landstar System, Inc.	100	3,818
Norfolk Southern Corp.	100	5,029
Old Dominion Freight Lines, Inc. (a)	100	2,407
		32,612,985
Trading Companies & Distributors - 0.4%
MSC Industrial Direct Co., Inc. Class A	77	3,015
Richelieu Hardware Ltd.	100	2,079
WESCO International, Inc. (a)	530,700	31,210,467
		31,215,561
Transportation Infrastructure - 0.1%
Anhui Expressway Co. Ltd. (H Shares)	2,000	1,615
Hopewell Holdings Ltd.	1,905,000	6,686,101
Hopewell Holdings Ltd. sponsored ADR	100	355
Macquarie Infrastructure Group unit	100	273
Sydney Roads Group unit	33	34
		6,688,378
TOTAL INDUSTRIALS		1,046,239,721
INFORMATION TECHNOLOGY - 12.5%
Communications Equipment - 4.0%
ADC Telecommunications, Inc. (a)	961,596	13,971,990
Adtran, Inc.	1,023,091	23,224,166
C-COR, Inc. (a)	220,537	2,456,782
Cisco Systems, Inc. (a)	2,885,800	78,868,914
CommScope, Inc. (a)	100	3,048
Comtech Telecommunications Corp. (a)	150	5,711
Foxconn International Holdings Ltd. (a)	1,000	3,272
Harris Corp.	100	4,586
Juniper Networks, Inc. (a)	8,817,596	167,005,268
Option NV (a)	360	4,895
QUALCOMM, Inc.	95,800	3,620,282
Zyxel Communications Corp.	1,038,470	1,293,905
		290,462,819
Computers & Peripherals - 0.6%
Apple Computer, Inc. (a)	457,600	38,822,784
Gemalto NV (a)	16	399
Logitech International SA (Reg.) (a)	200	5,718
Moser-Baer India Ltd.	200	1,402
Psion PLC	33	73
SanDisk Corp. (a)	20	861

	Shares	Value (Note 1)
Unisteel Technology Ltd.	1,976,500	$ 3,287,399
Wacom Co. Ltd.	1,559	4,661,940
		46,780,576
Electronic Equipment & Instruments - 3.5%
Acacia Research Corp. - Acacia Technologies (a)	100	1,338
Amphenol Corp. Class A	100	6,208
CDW Corp.	1,914,347	134,616,881
Daktronics, Inc.	200	7,370
Excel Technology, Inc. (a)	100	2,559
Flextronics International Ltd. (a)	494,800	5,680,304
Hana Microelectronics PCL (For. Reg.)	509,400	402,347
Itron, Inc. (a)	133,436	6,917,322
KEMET Corp. (a)	1,837,000	13,410,100
Meiko Electronics Co. Ltd.	100	4,704
Mettler-Toledo International, Inc. (a)	1,041,200	82,098,620
MTS Systems Corp.	100	3,862
Nippon Electric Glass Co. Ltd.	362,000	7,601,848
Prime View International Co. Ltd. (a)	1,000	477
Robotic Vision Systems, Inc. (a)	100	1
Rogers Corp. (a)	100	5,915
Sunpower Corp. Class A (a)(d)	145,700	5,415,669
Symbol Technologies, Inc.	189	2,824
Universal Display Corp. (a)	100	1,501
Yageo Corp. sponsored GDR (a)	100	237
		256,180,087
Internet Software & Services - 1.5%
24/7 Real Media, Inc. (a)	851,162	7,703,016
Answers Corp. (a)	100	1,339
aQuantive, Inc. (a)	11	271
Baidu.com, Inc. sponsored ADR (a)	100	11,272
CNET Networks, Inc. (a)	100	909
Digital River, Inc. (a)	100	5,579
eCollege.com (a)	100	1,565
Equinix, Inc. (a)	104,200	7,879,604
Internap Network Services Corp. (a)(d)(e)	2,220,966	44,130,594
LoopNet, Inc.	100	1,498
NetRatings, Inc. (a)	40,900	716,159
NHN Corp.	20,000	2,453,764
Openwave Systems, Inc. (a)	100	923
RealNetworks, Inc. (a)	196,516	2,149,885
Rediff.com India Ltd. sponsored ADR (a)(d)	112,700	2,073,680
SAVVIS, Inc. (a)	238,589	8,520,013
Tencent Holdings Ltd.	1,444,000	5,142,358
ValueClick, Inc. (a)	100	2,363
WebEx Communications, Inc. (a)	754,504	26,324,645
Websense, Inc. (a)	100	2,283
WebSideStory, Inc. (a)	441,400	5,588,124
		112,709,844
IT Services - 0.7%
CheckFree Corp. (a)	100	4,016
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Cognizant Technology Solutions Corp. Class A (a)	69,900	$ 5,393,484
eLoyalty Corp.	100	1,864
ExlService Holdings, Inc.	100	2,104
Hewitt Associates, Inc. Class A (a)	721,201	18,570,926
Mastercard, Inc. Class A	75,000	7,386,750
MoneyGram International, Inc.	270,100	8,470,336
Patni Computer Systems Ltd. sponsored ADR	11,900	242,522
RightNow Technologies, Inc. (a)	128,000	2,204,160
Syntel, Inc.	100	2,680
TALX Corp.	23	631
TietoEnator Oyj	155,047	5,002,698
WNS Holdings Ltd. ADR	100	3,110
		47,285,281
Office Electronics - 0.0%
Zebra Technologies Corp. Class A (a)	75	2,609
Semiconductors & Semiconductor Equipment - 1.0%
Agere Systems, Inc. (a)	10	192
Altera Corp. (a)	881,454	17,347,015
ARM Holdings PLC sponsored ADR	100	730
ASML Holding NV (NY Shares) (a)	998,200	24,585,666
Cambridge Display Technologies, Inc. (a)	100	699
Credence Systems Corp. (a)	100	520
Cree, Inc. (a)	20,600	356,792
Cymer, Inc. (a)	100	4,395
Ersol Solar Energy AG (a)	100	6,078
Fairchild Semiconductor International, Inc. (a)	100	1,681
FormFactor, Inc. (a)	100	3,725
Genesis Microchip, Inc. (a)	10,300	104,442
Integrated Device Technology, Inc. (a)	100	1,548
Intersil Corp. Class A	208,400	4,984,928
KLA-Tencor Corp.	100	4,975
Lam Research Corp. (a)	100	5,062
LSI Logic Corp. (a)	100	900
MIPS Technologies, Inc. (a)	129,900	1,078,170
National Semiconductor Corp.	100	2,270
Renewable Energy Corp. AS	121,800	2,226,995
Saifun Semiconductors Ltd. (a)	3,700	68,820
Semiconductor Manufacturing International Corp. sponsored ADR (a)	100	644
Silicon Image, Inc. (a)	81,399	1,035,395
Silicon On Insulator Technologies SA (SOITEC) (a)	62,400	2,220,154
Teradyne, Inc. (a)	681,900	10,201,224
Zoran Corp. (a)	466,000	6,794,280
		71,037,300
Software - 1.2%
Activision, Inc. (a)	1	17
Autodesk, Inc. (a)	217,498	8,799,969

	Shares	Value (Note 1)
Blackbaud, Inc.	880,744	$ 22,899,344
Cognos, Inc. (a)	48,800	2,072,048
Digimarc Corp. (a)	100	882
Electronic Arts, Inc. (a)	100	5,036
F-Secure Oyj	784,000	2,328,833
FactSet Research Systems, Inc.	150	8,472
FalconStor Software, Inc. (a)(d)	58,636	507,201
Hyperion Solutions Corp. (a)	100	3,594
Informatica Corp. (a)	100	1,221
Interactive Intelligence, Inc. (a)	100	2,242
Manhattan Associates, Inc. (a)	632,294	19,019,404
Midway Games, Inc. (a)	100	698
Napster, Inc. (a)	100	363
NAVTEQ Corp. (a)	100	3,497
Nintendo Co. Ltd.	100	25,955
Nuance Communications, Inc. (a)	100	1,146
Quality Systems, Inc. (d)	146,171	5,447,793
Quest Software, Inc. (a)	359,100	5,260,815
Salesforce.com, Inc. (a)	7,700	280,665
Scientific Learning Corp. (a)	100	549
Subex Azure Ltd.	200	2,947
Symantec Corp. (a)	100	2,085
Tata Elxsi Ltd.	100	595
Telelogic AB (a)	100	224
THQ, Inc. (a)	263,500	8,569,020
Ubisoft Entertainment SA (a)	439,800	14,846,555
		90,091,170
TOTAL INFORMATION TECHNOLOGY		914,549,686
MATERIALS - 11.9%
Chemicals - 3.3%
ADA-ES, Inc. (a)	100	1,627
Air Products & Chemicals, Inc.	100	7,028
Airgas, Inc.	1,826,572	74,012,697
Albemarle Corp.	175,289	12,585,750
Asian Paints India Ltd.	385,678	6,438,895
Dyno Nobel Ltd.	100	188
Ecolab, Inc. (d)	1,361,700	61,548,840
Filtrona PLC	50	256
JSR Corp.	394,700	10,211,474
Jubilant Organosys Ltd.	500	2,733
Kuraray Co. Ltd.	125,000	1,474,171
Lubrizol Corp.	355,100	17,801,163
Methanex Corp.	103,700	2,837,075
Monsanto Co.	200	10,506
Quaker Chemical Corp.	100	2,207
Recticel SA	100	1,267
Sasa Dupont Sabanci Polyester Sanayi AS (a)	1	1
Sensient Technologies Corp.	303,500	7,466,100
Sigma Aldrich Corp.	57,000	4,430,040
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	922,000	455,174
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Syngenta AG sponsored ADR	74,500	$ 2,766,930
The Mosaic Co.	157,900	3,372,744
Tokuyama Corp.	2,052,000	31,232,457
United Phosphorous Ltd.	455	3,096
Valhi, Inc.	51,700	1,343,166
Zoltek Companies, Inc. (a)	100	1,967
		238,007,552
Construction Materials - 0.0%
Florida Rock Industries, Inc.	100	4,305
Shree Cement Ltd.	30,000	989,323
		993,628
Containers & Packaging - 0.0%
Essel Propack Ltd.	1,080,401	1,931,081
Sealed Air Corp.	100	6,492
		1,937,573
Metals & Mining - 8.0%
Agnico-Eagle Mines Ltd.	3,009,530	124,123,754
Agnico-Eagle Mines Ltd. warrant 11/14/07 (a)	23,350	546,157
AK Steel Holding Corp. (a)(d)	1,224,800	20,699,120
Aquarius Platinum Ltd. (Australia)	41,483	916,252
Barrick Gold Corp.	127,500	3,920,133
BHP Billiton Ltd. sponsored ADR	100	3,975
BlueScope Steel Ltd.	100	680
Brush Engineered Materials, Inc. (a)	100	3,377
Compania de Minas Buenaventura SA sponsored ADR	400,900	11,249,254
Eldorado Gold Corp. (a)	7,712,200	41,735,834
Equinox Minerals Ltd. (a)	3,070,100	4,976,406
FNX Mining Co., Inc. (a)	100	1,567
Freeport-McMoRan Copper & Gold, Inc. Class B (d)	887,000	49,432,510
Grupo Mexico SA de CV Series B	100	366
Harmony Gold Mining Co. Ltd. (a)	454,800	7,163,100
High River Gold Mines Ltd. (a)	3,911,900	7,213,195
IAMGOLD Corp.	1,198,300	10,605,880
Inco Ltd.	100	7,359
Inmet Mining Corp.	100	5,352
Ivanhoe Mines Ltd. (a)	100	986
Kinross Gold Corp. (a)	11,938,166	141,496,959
Lundin Mining Corp. (a)	301,907	11,133,792
Mechel Steel Group OAO sponsored ADR	100	2,548
Meridian Gold, Inc. (a)	100	2,781
Newmont Mining Corp.	1,463,725	66,087,184
Northern Orion Resources, Inc. (a)	100	364
Oregon Steel Mills, Inc. (a)	100	6,241
Phelps Dodge Corp.	193,700	23,189,764
POSCO sponsored ADR	100	8,267
Royal Gold, Inc. (d)	813,938	29,285,489
Sumitomo Metal Mining Co. Ltd.	1,600	20,522

	Shares	Value (Note 1)
Teck Cominco Ltd. Class B (sub. vtg.)	216,100	$ 16,290,901
Vedanta Resources PLC	100	2,391
Xstrata PLC	100	4,994
Zinifex Ltd.	1,203,400	17,849,823
		587,987,277
Paper & Forest Products - 0.6%
Aracruz Celulose SA (PN-B) sponsored ADR (non-vtg.)	100	6,124
Cathay Forest Products Corp. (a)	40,100	19,603
Glatfelter	100	1,550
International Forest Products Ltd. (Interfor) Class A (sub. vtg.) (a)	9,100	56,114
Lee & Man Paper Manufacturing Ltd. (d)	10,646,000	26,141,779
Pope Resources, Inc. LP	100	3,432
Shandong Chenming Paper Holdings Ltd. (B Shares)	100	57
Sino-Forest Corp. (a)	1,034,400	6,946,271
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	450,800	8,840,188
		42,015,118
TOTAL MATERIALS		870,941,148
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.3%
Cogent Communications Group, Inc. (a)	100	1,622
Level 3 Communications, Inc. (a)	8,390,300	46,985,680
Pipex Communications PLC (a)	100	25
PT Indosat Tbk sponsored ADR	100	3,855
PT Telkomunikasi Indonesia Tbk sponsored ADR	100	4,560
Qwest Communications International, Inc. (a)	782,900	6,552,873
Verizon Communications, Inc.	3,019,004	112,427,709
		165,976,324
Wireless Telecommunication Services - 0.2%
America Movil SA de CV Series L sponsored ADR	106,500	4,815,930
American Tower Corp. Class A (a)	100	3,728
MTN Group Ltd.	498,100	6,064,506
NII Holdings, Inc. (a)	36	2,320
Philippine Long Distance Telephone Co.	100	5,199
Telemig Celular Participacoes SA sponsored ADR	100	3,825
USA Mobility, Inc.	281,852	6,305,029
Vivo Participacoes SA (PN) sponsored ADR	587,000	2,406,700
		19,607,237
TOTAL TELECOMMUNICATION SERVICES		185,583,561
UTILITIES - 1.6%
Electric Utilities - 0.0%
Areva T&D India Ltd.	100	2,372
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
Hawaiian Electric Industries, Inc.	100	$ 2,715
Korea Electric Power Corp. sponsored ADR	100	2,271
		7,358
Gas Utilities - 0.7%
AGL Resources, Inc.	847,400	32,972,334
China Gas Holdings Ltd.	2,000	399
Xinao Gas Holdings Ltd.	12,576,000	14,227,890
		47,200,623
Independent Power Producers & Energy Traders - 0.9%
AES Corp. (a)	2,543,900	56,067,556
Black Hills Corp.	184,806	6,826,734
International Power PLC sponsored ADR	100	7,581
Malakoff BHD	375,200	1,074,127
NTPC Ltd.	59,000	182,557
Ormat Technologies, Inc.	100	3,682
		64,162,237
Multi-Utilities - 0.0%
Sechilienne-Sidec	30,557	1,685,865
Veolia Environnement sponsored ADR	100	7,526
		1,693,391
Water Utilities - 0.0%
Eastern Water Resources Development & Management PCL (For.Reg.)	100	16
Guangdong Investment Ltd.	2,000	903
Puncak Niaga Holding BHD	100	87
		1,006
TOTAL UTILITIES		113,064,615
TOTAL COMMON STOCKS (Cost $5,955,047,670)		7,225,477,167
Nonconvertible Preferred Stocks - 0.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
Fedders Corp. Series A, 8.60% (a)	5	$ 27
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $119)		27
Money Market Funds - 2.3%

Fidelity Cash Central Fund, 5.37% (b)	51,631,369	51,631,369
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	120,041,289	120,041,289
TOTAL MONEY MARKET FUNDS (Cost $171,672,658)		171,672,658
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $6,126,720,447)		7,397,149,852
NET OTHER ASSETS - (1.2)%		(88,138,934)
NET ASSETS - 100%		$ 7,309,010,918
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,141,928 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,934,483
Fidelity Securities Lending Cash Central Fund	1,837,476
Total	$ 27,771,959
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AGCO Corp.	$ 60,190,525	$ 112,520,726	$ 63,195,093	$ -	$ 178,583,287
Core Laboratories NV	34,897,976	18,376,112	-	-	102,829,500
Eclipsys Corp.	47,063,766	3,920,926	59,813,005	-	-
Harvard Bioscience, Inc.	11,107,409	-	4,260,150	-	-
IMPCO Technologies, Inc.	9,268,848	-	4,105,721	-	-
Internap Network Services Corp.	-	37,846,752	-	-	44,130,594
Open Solutions, Inc.	25,264,922	25,120,958	64,600,336	-	-
Parker Drilling Co.	59,364,645	40,213,226	41,425,376	-	-
ResCare, Inc.	28,261,042	7,118,620	16,984,070	-	-
Stratagene Corp.	14,472,128	-	8,526,404	-	-
Strategic Diagnostics, Inc.	5,392,660	30,264	4,409,478	-	-
Symbion, Inc.	-	30,023,512	7,986,891	-	-
Total	$ 295,283,921	$ 275,171,096	$ 275,306,524	$ -	$ 325,543,381
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	71.7%
Canada	6.1%
Cayman Islands	4.6%
Japan	4.2%
Netherlands	2.8%
United Kingdom	1.1%
Bermuda	1.1%
India	1.0%
Hong Kong	1.0%
Others (individually less than 1%)	6.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006
Assets
Investment in securities, at value (including securities loaned of $115,737,464) - See accompanying schedule: Unaffiliated issuers (cost $5,758,291,216)	$ 6,899,933,813
Fidelity Central Funds (cost $171,672,658)	171,672,658
Other affiliated issuers (cost $196,756,573)	325,543,381
Total Investments (cost $6,126,720,447)		$ 7,397,149,852
Cash		188
Foreign currency held at value (cost $1,589,333)		1,595,299
Receivable for investments sold		54,780,387
Receivable for fund shares sold		665,052
Dividends receivable		4,678,305
Interest receivable		2,019,579
Prepaid expenses		33,784
Other receivables		469,523
Total assets		7,461,391,969

Liabilities
Payable for investments purchased	$ 25,035,210
Payable for fund shares redeemed	937,910
Accrued management fee	3,458,275
Distribution fees payable	1,077,211
Other affiliated payables	523,893
Other payables and accrued expenses	1,307,263
Collateral on securities loaned, at value	120,041,289
Total liabilities		152,381,051

Net Assets		$ 7,309,010,918
Net Assets consist of:
Paid in capital		$ 5,336,265,843
Undistributed net investment income		27,410,326
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		675,522,445
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,269,812,304
Net Assets		$ 7,309,010,918

Statement of Assets and Liabilities - continued

December 31, 2006
Initial Class: Net Asset Value, offering price and redemption price per share ($1,352,385,147 ÷ 38,893,178 shares)	$ 34.77

Service Class: Net Asset Value, offering price and redemption price per share ($1,091,396,235 ÷ 31,551,223 shares)	$ 34.59

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,701,583,325 ÷ 137,257,572 shares)	$ 34.25

Investor Class: Net Asset Value, offering price and redemption price per share ($163,646,211 ÷ 4,717,884 shares)	$ 34.69

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio

Statement of Operations

	Year ended December 31, 2006
Investment Income
Dividends		$ 56,462,379
Interest		43,513
Income from Fidelity Central Funds (including $1,837,476 from security lending)		27,771,959
Total income		84,277,851

Expenses
Management fee	$ 38,457,884
Transfer agent fees	4,729,431
Distribution fees	11,671,761
Accounting and security lending fees	1,248,607
Custodian fees and expenses	1,015,526
Independent trustees' compensation	24,795
Registration fees	26,819
Audit	94,638
Legal	123,058
Miscellaneous	860,772
Total expenses before reductions	58,253,291
Expense reductions	(1,341,410)	56,911,881
Net investment income (loss)		27,365,970
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,498,285)	659,167,953
Other affiliated issuers	29,663,729
Foreign currency transactions	230,231
Total net realized gain (loss)		689,061,913
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $2,036,942)	41,087,086
Assets and liabilities in foreign currencies	(1,273)
Total change in net unrealized appreciation (depreciation)		41,085,813
Net gain (loss)		730,147,726
Net increase (decrease) in net assets resulting from operations		$ 757,513,696

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 27,365,970	$ 16,088,209
Net realized gain (loss)	689,061,913	739,133,164
Change in net unrealized appreciation (depreciation)	41,085,813	79,632,320
Net increase (decrease) in net assets resulting from operations	757,513,696	834,853,693
Distributions to shareholders from net investment income	(14,545,563)	-
Distributions to shareholders from net realized gain	(746,524,101)	(69,737,263)
Total distributions	(761,069,664)	(69,737,263)
Share transactions - net increase (decrease)	1,451,992,833	1,095,215,324
Total increase (decrease) in net assets	1,448,436,865	1,860,331,754

Net Assets
Beginning of period	5,860,574,053	4,000,242,299
End of period (including undistributed net investment income of $27,410,326 and undistributed net investment income of $15,998,697, respectively)	$ 7,309,010,918	$ 5,860,574,053

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003 I	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 35.11	$ 30.18	$ 24.16	$ 17.51	$ 19.60
Income from Investment Operations
Net investment income (loss) C	.19	.16 F	.01	- H	.09
Net realized and unrealized gain (loss)	3.93	5.28	6.01	6.73	(2.00)
Total from investment operations	4.12	5.44	6.02	6.73	(1.91)
Distributions from net investment income	(.13)	-	-	(.08)	(.18)
Distributions from net realized gain	(4.33)	(.51)	-	-	-
Total distributions	(4.46)	(.51)	-	(.08)	(.18)
Net asset value, end of period	$ 34.77	$ 35.11	$ 30.18	$ 24.16	$ 17.51
Total Return A, B	12.70%	18.30%	24.92%	38.64%	(9.82)%
Ratios to Average Net Assets D, G
Expenses before reductions	.68%	.69%	.71%	.70%	.70%
Expenses net of fee waivers, if any	.68%	.69%	.71%	.70%	.70%
Expenses net of all reductions	.66%	.64%	.68%	.68%	.63%
Net investment income (loss)	.58%	.50% F	.03%	-%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,352,385	$ 1,276,302	$ 979,533	$ 678,480	$ 499,557
Portfolio turnover rate E	149%	107%	55%	51%	135%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .36%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.04)% to 0.00%. The reclassification had no impact on total net assets or total return of the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003 H	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 34.95	$ 30.07	$ 24.10	$ 17.46	$ 19.54
Income from Investment Operations
Net investment income (loss) C	.16	.12 F	(.02)	(.02)	.08
Net realized and unrealized gain (loss)	3.91	5.27	5.99	6.72	(2.00)
Total from investment operations	4.07	5.39	5.97	6.70	(1.92)
Distributions from net investment income	(.10)	-	-	(.06)	(.16)
Distributions from net realized gain	(4.33)	(.51)	-	-	-
Total distributions	(4.43)	(.51)	-	(.06)	(.16)
Net asset value, end of period	$ 34.59	$ 34.95	$ 30.07	$ 24.10	$ 17.46
Total Return A, B	12.59%	18.20%	24.77%	38.52%	(9.90)%
Ratios to Average Net Assets D, G
Expenses before reductions	.78%	.79%	.81%	.80%	.80%
Expenses net of fee waivers, if any	.78%	.79%	.81%	.80%	.80%
Expenses net of all reductions	.76%	.74%	.78%	.78%	.73%
Net investment income (loss)	.48%	.40% F	(.07)%	(.10)%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,091,396	$ 990,561	$ 819,412	$ 580,179	$ 378,264
Portfolio turnover rate E	149%	107%	55%	51%	135%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.14)% to (0.10)%. The reclassification had no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003 H	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 34.67	$ 29.88	$ 23.98	$ 17.39	$ 19.49
Income from Investment Operations
Net investment income (loss) C	.11	.08 F	(.06)	(.05)	.05
Net realized and unrealized gain (loss)	3.87	5.22	5.96	6.69	(1.99)
Total from investment operations	3.98	5.30	5.90	6.64	(1.94)
Distributions from net investment income	(.07)	-	-	(.05)	(.16)
Distributions from net realized gain	(4.33)	(.51)	-	-	-
Total distributions	(4.40)	(.51)	-	(.05)	(.16)
Net asset value, end of period	$ 34.25	$ 34.67	$ 29.88	$ 23.98	$ 17.39
Total Return A, B	12.40%	18.02%	24.60%	38.31%	(10.02)%
Ratios to Average Net Assets D, G
Expenses before reductions	.93%	.94%	.96%	.95%	.95%
Expenses net of fee waivers, if any	.93%	.94%	.96%	.95%	.95%
Expenses net of all reductions	.91%	.89%	.93%	.93%	.88%
Net investment income (loss)	.33%	.26% F	(.22)%	(.25)%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,701,583	$ 3,542,952	$ 2,201,298	$ 1,177,574	$ 520,933
Portfolio turnover rate E	149%	107%	55%	51%	135%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.29)% to (0.25)%. The reclassification had no impact on total net assets or total return of the class.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 35.08	$ 31.81
Income from Investment Operations
Net investment income (loss) E	.15	.07 H
Net realized and unrealized gain (loss)	3.93	3.20
Total from investment operations	4.08	3.27
Distributions from net investment income	(.14)	-
Distributions from net realized gain	(4.33)	-
Total distributions	(4.47)	-
Net asset value, end of period	$ 34.69	$ 35.08
Total Return B, C, D	12.59%	10.28%
Ratios to Average Net Assets F, J
Expenses before reductions	.80%	.86% A
Expenses net of fee waivers, if any	.80%	.86% A
Expenses net of all reductions	.78%	.80% A
Net investment income (loss)	.45%	.45% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 163,646	$ 50,760
Portfolio turnover rate G	149%	107%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Overseas Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Overseas - Initial Class	18.09%	12.78%	7.64%
VIP Overseas - Service Class A	17.95%	12.68%	7.55%
VIP Overseas - Service Class 2 B	17.83%	12.52%	7.46%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

VIP Overseas Portfolio

VIP Overseas Portfolio

Management's Discussion of Fund Performance

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending December 31, 2006 - partly as a result of favorable currency movements that boosted returns for U.S. investors in foreign stocks. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 26.53% during that time. This marked the fifth year in a row that the MSCI EAFE outperformed the Standard & Poor's 500SM Index, a popular barometer of the U.S. equity market, which returned 15.79% in 2006. The European component of the MSCI EAFE, representing two-thirds of the index on average during the period, was up roughly 34%, riding the tail winds of strong profit growth and booming merger-and-acquisition activity. Japan, on the other hand, accounting for roughly one-fourth of the index, was up only modestly, struggling with a weak yen and slowing consumer spending.

For the 12 months ending December 31, 2006, VIP Overseas Portfolio underperformed the MSCI EAFE index. (For specific portfolio performance results, please refer to the performance section of this report.) An overweighting in small- and mid-cap stocks detracted from fund performance during a period when large-cap stocks delivered stronger returns. Stock selection in Europe and Japan accounted for most of the fund's underperformance versus the index. On a sector basis, our weakest results were in financials, consumer discretionary and technology. Given a rising market, holding a modest cash position also detracted. Returns were hurt by investments in Japanese brokerage stocks - including Nikko Cordial, JAFCO and SBI E*Trade - which declined during a period of mediocre performance by the Japanese equity market. Yahoo Japan declined as well, as weak advertising spending by Japanese firms hurt its earnings. Credit Saison, a Japanese consumer finance company, lost ground when government regulators decided to institute an interest rate cap for consumer loans. All of the stocks mentioned above were sold by period end. Stock picking in the capital goods segment contributed to the fund's returns - in particular Alstom, a French manufacturer of power generation equipment. Nintendo, the Japanese video game manufacturer, also helped performance, as sales of its new Wii game console exceeded analysts' expectations. On an absolute basis, favorable currency movements gave performance a sizable boost.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Overseas Portfolio

Investment Changes

Geographic Diversification (% of fund's net assets)
As of December 31, 2006
United Kingdom	21.1%
Japan	16.4%
France	12.2%
Germany	10.1%
Switzerland	8.6%
Australia	4.8%
United States of America	4.0%
Italy	3.6%
Spain	3.3%
Other	15.9%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of June 30, 2006
United Kingdom	23.2%
Japan	19.8%
France	12.3%
Germany	9.9%
Switzerland	7.5%
United States of America	7.2%
Italy	3.5%
Australia	2.4%
Netherlands	2.4%
Other	11.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.7	94.1
Short-Term Investments and Net Other Assets	3.3	5.9
Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.3	2.7
Toyota Motor Corp. (Japan, Automobiles)	2.0	1.5
Nintendo Co. Ltd. (Japan, Software)	1.4	0.7
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.4	1.5
E.ON AG (Germany, Electric Utilities)	1.4	1.2
ABB Ltd. (Reg.) (Switzerland, Electrical Equipment)	1.4	0.6
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.3	0.9
UBS AG (Reg.) (Switzerland, Capital Markets)	1.3	1.3
Alstom SA (France, Electrical Equipment)	1.2	0.7
National Australia Bank Ltd. (Australia, Commercial Banks)	1.2	0.7
	14.9
Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.7	26.8
Consumer Discretionary	14.8	13.0
Industrials	9.5	8.4
Energy	8.2	9.5
Consumer Staples	8.1	6.5
Information Technology	8.0	10.4
Health Care	6.0	8.4
Utilities	4.7	2.4
Telecommunication Services	4.6	3.2
Materials	4.1	5.5

VIP Overseas Portfolio

VIP Overseas Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1)
Australia - 4.8%
Aristocrat Leisure Ltd.	1,028,000	$ 12,902,901
Australian Wealth Management Ltd.	2,397,900	4,770,114
Babcock & Brown Japan Property Trust	2,867,800	4,731,428
BHP Billiton Ltd.	740,600	14,719,425
Computershare Ltd.	1,733,600	12,179,684
CSL Ltd.	386,200	19,929,109
Energy Resources of Australia Ltd.	234,200	3,845,452
Macquarie Bank Ltd.	170,700	10,635,863
National Australia Bank Ltd.	1,241,300	39,535,405
Rio Tinto Ltd.	79,200	4,645,272
Seek Ltd.	779,600	3,618,647
Silex Systems Ltd. (a)	1,297,800	5,583,434
Westfield Group Stapled Security unit	841,600	13,944,896
WorleyParsons Ltd.	212,866	3,575,815
TOTAL AUSTRALIA		154,617,445
Austria - 0.5%
Oesterreichische Elektrizitaetswirtschafts AG (Verbund)	120,100	6,408,834
OMV AG	165,800	9,410,045
TOTAL AUSTRIA		15,818,879
Belgium - 0.6%
InBev SA	205,800	13,568,556
KBC Groupe SA	55,900	6,855,944
TOTAL BELGIUM		20,424,500
Bermuda - 0.2%
Aquarius Platinum Ltd. (United Kingdom)	174,000	3,779,336
Dufry South America Ltd. unit (a)	151,000	1,978,938
TOTAL BERMUDA		5,758,274
Brazil - 0.2%
Vivo Participacoes SA (PN) sponsored ADR	1,938,000	7,945,800
Canada - 0.7%
Cameco Corp. (d)	440,900	17,847,753
Talisman Energy, Inc.	208,400	3,538,868
TOTAL CANADA		21,386,621
Cayman Islands - 0.0%
Melco PBL Entertainment (Macau) Ltd. sponsored ADR	39,000	829,140
China - 0.2%
China Coal Energy Co. Ltd. (H Shares)	531,000	344,748
China Merchants Bank Co. Ltd. (H Shares) (a)	217,500	460,820
Global Bio-Chem Technology Group Co. Ltd.	19,550,000	6,585,115
TOTAL CHINA		7,390,683
Czech Republic - 0.5%
Ceske Energeticke Zavody AS	362,900	16,722,700

	Shares	Value (Note 1)
Denmark - 0.8%
Novozymes AS Series B	133,400	$ 11,477,808
Vestas Wind Systems AS (a)	381,600	16,129,415
TOTAL DENMARK		27,607,223
Finland - 1.1%
Fortum Oyj	216,800	6,170,889
Neste Oil Oyj	182,900	5,560,929
Nokia Corp. sponsored ADR	824,000	16,743,680
UPM-Kymmene Corp. sponsored ADR	248,800	6,284,688
TOTAL FINLAND		34,760,186
France - 12.2%
Air France KLM (Reg.)	190,700	8,028,695
Alstom SA (a)	292,700	39,685,595
AXA SA	247,415	9,978,247
BNP Paribas SA	214,002	23,350,728
Cap Gemini SA	327,600	20,565,257
Carrefour SA	150,000	9,097,498
CNP Assurances	110,400	12,330,457
Dassault Systemes SA	83,200	4,415,594
Electricite de France	183,000	13,336,132
Financiere Marc de Lacharriere SA (Fimalac)	108,700	10,432,867
France Telecom SA	106,661	2,954,510
Groupe Danone	116,800	17,702,087
L'Air Liquide SA	74,290	17,644,171
L'Oreal SA	182,795	18,316,640
Michelin SA (Compagnie Generale des Etablissements) Series B	89,300	8,547,305
Neopost SA	74,700	9,383,592
Peugeot Citroen SA	80,600	5,341,688
Pinault Printemps-Redoute SA	77,100	11,522,336
Publicis Groupe SA	192,100	8,102,853
Remy Cointreau SA	109,300	7,070,595
Sanofi-Aventis sponsored ADR	364,600	16,833,582
Societe Generale Series A	82,310	13,974,404
Suez SA (France)	211,300	10,943,533
Total SA Series B	317,000	22,798,640
Veolia Environnement	454,000	35,003,255
Vinci SA	172,900	22,095,818
Vivendi Universal SA	447,100	17,477,641
TOTAL FRANCE		396,933,720
Germany - 9.8%
Aareal Bank AG (a)	169,511	7,893,018
Allianz AG (Reg.)	144,400	29,486,480
BASF AG	34,500	3,353,745
Bayer AG	122,600	6,541,936
Beiersdorf AG	312,300	20,252,100
Deutsche Postbank AG	95,700	8,082,171
Deutsche Telekom AG sponsored ADR	148,200	2,697,240
Deutz AG (a)	967,563	12,837,636
E.ON AG	325,844	44,174,671
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
ESCADA AG (a)	373,821	$ 14,756,203
Fresenius Medical Care AG	68,400	9,117,761
GFK AG	111,269	4,821,171
Hugo Boss AG	180,200	9,753,902
KarstadtQuelle AG (a)(d)	420,300	12,185,166
Lanxess AG (a)	244,300	13,700,856
Merck KGaA	32,900	3,411,352
Metro AG	196,100	12,507,035
MPC Muenchmeyer Petersen Capital AG	50,800	4,480,690
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	61,000	10,503,010
Puma AG	33,800	13,193,611
Q-Cells AG	89,000	4,003,150
RWE AG	61,800	6,812,628
SAP AG sponsored ADR	93,000	4,938,300
SGL Carbon AG (a)	592,200	14,627,898
Siemens AG sponsored ADR	313,500	30,895,425
Wincor Nixdorf AG	94,200	14,657,404
TOTAL GERMANY		319,684,559
Greece - 0.8%
Alpha Bank AE	503,900	15,234,197
Bank of Piraeus	369,075	11,898,714
TOTAL GREECE		27,132,911
Hong Kong - 0.4%
China Unicom Ltd.	5,250,000	7,817,250
Dynasty Fine Wines Group Ltd.	10,966,000	3,975,691
TOTAL HONG KONG		11,792,941
India - 0.4%
Infosys Technologies Ltd.	124,666	6,335,175
Satyam Computer Services Ltd.	477,960	5,237,354
TOTAL INDIA		11,572,529
Ireland - 1.6%
Allied Irish Banks PLC	700,300	21,282,117
Irish Life & Permanent PLC	735,300	20,288,530
Ryanair Holdings PLC sponsored ADR (a)	119,400	9,731,100
TOTAL IRELAND		51,301,747
Israel - 0.7%
ECI Telecom Ltd. (a)	1,550,200	13,424,732
Mizrahi Tefahot Bank Ltd.	749,100	5,631,997
Vizrt Ltd. (a)	273,100	3,911,931
TOTAL ISRAEL		22,968,660
Italy - 3.6%
Azimut Holdings Spa	518,100	6,941,872
Banca Intesa Spa	2,436,700	18,819,048
Banche Popolari Unite SCpA	438,500	12,052,858
ENI Spa	809,686	27,237,837
FASTWEB Spa	111,700	6,388,242

	Shares	Value (Note 1)
Lottomatica Spa	155,800	$ 6,475,032
Pirelli & C. Real Estate Spa	78,000	5,353,701
Unicredito Italiano Spa	3,963,500	34,744,548
TOTAL ITALY		118,013,138
Japan - 16.4%
Aeon Fantasy Co. Ltd.	84,200	2,821,991
Canon, Inc. (d)	490,600	27,763,054
Capcom Co. Ltd.	175,500	3,162,096
Daiwa Securities Group, Inc. (a)	2,176,000	24,401,176
Fast Retailing Co. Ltd.	64,700	6,173,809
Fujitsu Ltd.	1,852,000	14,529,761
Honda Motor Co. Ltd.	97,400	3,851,196
Hoya Corp.	220,400	8,590,139
Japan Tobacco, Inc.	1,892	9,138,177
KOEI Co. Ltd. (d)	131,700	2,229,110
Leopalace21 Corp.	114,100	3,641,999
Matsushita Electric Industrial Co. Ltd. sponsored ADR	281,000	5,645,290
Millea Holdings, Inc.	284,500	10,036,959
Mitsubishi Estate Co. Ltd.	1,130,000	29,234,775
Mitsubishi UFJ Financial Group, Inc.	1,673	20,828,850
Mitsui Fudosan Co. Ltd.	427,000	10,419,446
Mizuho Financial Group, Inc.	4,709	33,621,588
Nafco Co. Ltd.	161,200	4,184,024
Nidec Corp.	152,100	11,754,053
Nintendo Co. Ltd.	173,700	45,084,670
NSK Ltd.	1,903,000	18,750,265
Organo Corp.	291,000	3,001,663
ORIX Corp.	80,790	23,378,543
Point, Inc. (d)	97,600	6,411,021
Sankei Building Co. Ltd.	22,100	194,547
Sompo Japan Insurance, Inc.	517,000	6,318,648
Sony Corp. sponsored ADR	170,500	7,302,515
St. Marc Holdings Co. Ltd.	48,000	3,406,972
Stanley Electric Co. Ltd.	351,500	7,041,810
Sumco Corp.	123,000	10,393,784
Sumitomo Forestry Co. Ltd.	581,000	6,295,590
Sumitomo Mitsui Financial Group, Inc.	2,728	27,955,985
Sumitomo Trust & Banking Co. Ltd.	1,565,600	16,412,170
T&D Holdings, Inc.	340,450	22,506,018
Tokuyama Corp.	464,000	7,062,310
Toyota Motor Corp.	950,700	63,844,259
USS Co. Ltd.	189,400	12,329,693
Xebio Co. Ltd.	158,200	4,969,912
Yamada Denki Co. Ltd.	43,200	3,665,015
Yamaha Motor Co. Ltd. (a)	161,600	5,076,724
TOTAL JAPAN		533,429,607
Kazakhstan - 0.0%
JSC Halyk Bank of Kazakhstan GDR (a)(e)	54,900	1,207,800
Luxembourg - 0.3%
SES Global SA FDR unit	562,747	9,806,789
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - 2.9%
ABN-AMRO Holding NV sponsored ADR	220,800	$ 7,076,640
Heineken NV (Bearer)	202,900	9,651,305
IHC Caland NV	497,500	17,109,627
ING Groep NV (Certificaten Van Aandelen)	223,724	9,881,889
Koninklijke KPN NV sponsored ADR (d)	943,000	13,447,180
Koninklijke Numico NV	219,500	11,808,694
Koninklijke Philips Electronics NV (NY Shares)	578,800	21,751,304
Mittal Steel Co. NV	108,100	4,563,982
TOTAL NETHERLANDS		95,290,621
Norway - 1.9%
Acta Holding ASA	1,234,000	6,531,247
Aker Kvaerner ASA	156,200	19,490,710
DnB Nor ASA	687,800	9,762,757
Schibsted ASA (B Shares)	253,100	9,052,406
Statoil ASA	264,000	6,997,009
Telenor ASA sponsored ADR	195,900	11,054,637
TOTAL NORWAY		62,888,766
Singapore - 0.1%
Singapore Exchange Ltd.	1,237,000	4,598,963
South Africa - 0.6%
African Bank Investments Ltd.	1,214,900	4,959,483
Impala Platinum Holdings Ltd.	157,400	4,133,828
JSE Ltd.	708,100	5,306,202
Sasol Ltd. sponsored ADR	119,800	4,420,620
TOTAL SOUTH AFRICA		18,820,133
Spain - 3.3%
Altadis SA (Spain)	251,900	13,185,940
Banco Bilbao Vizcaya Argentaria SA	1,352,700	32,545,962
Banco Pastor SA	374,800	7,298,462
Banco Santander Central Hispano SA	1,340,800	25,019,328
Gestevision Telecinco SA	4,177	119,002
Telefonica SA	1,440,380	30,608,075
TOTAL SPAIN		108,776,769
Sweden - 0.8%
Modern Times Group AB (MTG) (B Shares)	152,900	10,050,835
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	374,600	15,070,158
TOTAL SWEDEN		25,120,993
Switzerland - 8.6%
ABB Ltd.:
(Reg.)	2,148,790	38,517,627
sponsored ADR	311,100	5,593,578
BKW FMB Energie AG	31,373	3,688,216
Compagnie Financiere Richemont unit	291,416	16,974,065

	Shares	Value (Note 1)
Credit Suisse Group (Reg.)	131,405	$ 9,178,639
EFG International (a)	177,230	6,680,929
Nestle SA (Reg.)	78,443	27,864,817
Nobel Biocare Holding AG (Switzerland)	53,188	15,719,248
Novartis AG (Reg.)	359,171	20,630,782
Roche Holding AG (participation certificate)	246,794	44,238,475
Schindler Holding AG (Reg.)	123,000	7,668,895
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	18,325	20,415,398
Sulzer AG (Reg.)	11,905	13,546,278
Swisscom AG (Reg.)	21,277	8,051,205
UBS AG (Reg.)	689,702	41,609,722
TOTAL SWITZERLAND		280,377,874
Taiwan - 0.2%
Shin Kong Financial Holding Co. Ltd.	4,909,000	5,287,890
Thailand - 0.4%
Bangkok Bank Ltd. PCL (For. Reg.)	3,603,500	11,689,774
United Kingdom - 21.1%
Aegis Group PLC	2,734,700	7,498,465
Amvescap PLC	781,300	9,120,082
Anglo American PLC (United Kingdom)	348,800	17,028,416
AstraZeneca PLC (United Kingdom)	331,100	17,730,405
BAE Systems PLC	2,041,300	17,021,434
Barclays PLC	818,100	11,891,083
Benfield Group PLC	1,671,800	11,705,636
BG Group PLC	1,615,700	21,929,495
BHP Billiton PLC	745,995	13,653,685
BlueBay Asset Management	432,000	3,316,687
BP PLC	6,558,406	73,344,833
British Land Co. PLC	519,700	17,446,094
BT Group PLC	273,600	1,638,590
BT Group PLC sponsored ADR	83,700	5,012,793
Burberry Group PLC	675,700	8,542,497
Cable & Wireless PLC	2,972,200	9,182,947
Diageo PLC	1,191,200	23,618,518
Gallaher Group PLC sponsored ADR	12,300	1,106,385
GlaxoSmithKline PLC	1,271,900	33,552,722
Gyrus Group PLC (a)	1,162,500	8,555,130
HSBC Holdings PLC (United Kingdom) (Reg.)	1,071,526	19,641,072
Imperial Tobacco Group PLC sponsored ADR	11,400	900,942
Informa PLC	919,700	10,753,632
International Power PLC	1,396,400	10,440,554
Jardine Lloyd Thompson Group PLC	1,843,173	15,179,825
Lloyds TSB Group PLC	524,000	5,938,230
Man Group plc	2,780,500	28,467,649
Marks & Spencer Group PLC	1,215,500	17,069,028
Mothercare PLC	825,300	6,283,721
Prudential PLC	1,702,600	23,325,717
Reed Elsevier PLC	2,702,800	29,757,829
Reuters Group PLC	4,110,900	35,848,873
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Reuters Group PLC sponsored ADR	34,900	$ 1,822,827
Rio Tinto PLC (Reg.)	152,706	8,112,124
Royal Bank of Scotland Group PLC	531,500	20,746,519
Royal Dutch Shell PLC:
Class A sponsored ADR	317,800	22,497,062
Class B	153,800	5,471,435
Taylor Nelson Sofres PLC	3,528,900	13,892,169
Tesco PLC	4,761,600	37,722,989
The Weir Group PLC	1,017,400	10,640,638
Vodafone Group PLC	15,149,662	42,085,762
Xstrata PLC	140,400	7,012,001
TOTAL UNITED KINGDOM		686,506,495
United States of America - 0.7%
Estee Lauder Companies, Inc. Class A (d)	415,900	16,977,038
Merck & Co., Inc.	110,600	4,822,160
TOTAL UNITED STATES OF AMERICA		21,799,198
TOTAL COMMON STOCKS (Cost $2,453,526,305)		3,138,263,328
Nonconvertible Preferred Stocks - 0.3%

Germany - 0.3%
Porsche AG (non-vtg.) (Cost $7,685,783)	6,855	8,724,715
Money Market Funds - 5.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.37% (b)	106,327,661	$ 106,327,661
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	68,259,519	68,259,519
TOTAL MONEY MARKET FUNDS (Cost $174,587,180)		174,587,180
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $2,635,799,268)	3,321,575,223
NET OTHER ASSETS - (2.0)%	(65,819,655)
NET ASSETS - 100%	$ 3,255,755,568
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,207,800 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,363,823
Fidelity Securities Lending Cash Central Fund	2,850,920
Total	$ 9,214,743

See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio

VIP Overseas Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $65,332,646) - See accompanying schedule: Unaffiliated issuers (cost $2,461,212,088)	$ 3,146,988,043
Fidelity Central Funds (cost $174,587,180)	174,587,180
Total Investments (cost $2,635,799,268)		$ 3,321,575,223
Foreign currency held at value (cost $473,818)		473,822
Receivable for investments sold		11,907,042
Receivable for fund shares sold		95,653
Dividends receivable		2,243,845
Interest receivable		382,136
Prepaid expenses		14,634
Other receivables		448,604
Total assets		3,337,140,959

Liabilities
Payable for investments purchased	$ 8,909,168
Payable for fund shares redeemed	602,452
Accrued management fee	1,910,637
Distribution fees payable	199,112
Other affiliated payables	373,310
Other payables and accrued expenses	1,131,193
Collateral on securities loaned, at value	68,259,519
Total liabilities		81,385,391

Net Assets		$ 3,255,755,568
Net Assets consist of:
Paid in capital		$ 2,309,866,589
Undistributed net investment income		50,264,705
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		210,238,563
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		685,385,711
Net Assets		$ 3,255,755,568

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($1,624,901,402 ÷ 67,805,282 shares)	$ 23.96

Service Class: Net Asset Value, offering price and redemption price per share ($362,059,669 ÷ 15,175,359 shares)	$ 23.86

Service Class 2: Net Asset Value, offering price and redemption price per share ($703,421,056 ÷ 29,622,780 shares)	$ 23.75

Initial Class R: Net Asset Value, offering price and redemption price per share ($240,692,745 ÷ 10,060,860 shares)	$ 23.92

Service Class R: Net Asset Value, offering price and redemption price per share ($133,933,774 ÷ 5,620,715 shares)	$ 23.83

Service Class 2R: Net Asset Value, offering price and redemption price per share ($68,728,514 ÷ 2,911,382 shares)	$ 23.61

Investor Class R: Net Asset Value, offering price and redemption price per share ($122,018,408 ÷ 5,103,196 shares)	$ 23.91

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Overseas Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 73,555,182
Interest		75,697
Income from Fidelity Central Funds (including $2,850,920 from security lending)		9,214,743
		82,845,622
Less foreign taxes withheld		(5,548,559)
Total income		77,297,063

Expenses
Management fee	$ 21,497,437
Transfer agent fees	2,153,778
Distribution fees	2,132,831
Accounting and security lending fees	1,400,014
Custodian fees and expenses	792,092
Independent trustees' compensation	11,016
Appreciation in deferred trustee compensation account	4,547
Audit	81,435
Legal	63,928
Miscellaneous	673,246
Total expenses before reductions	28,810,324
Expense reductions	(2,257,767)	26,552,557
Net investment income (loss)		50,744,506
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $633,524)	381,144,858
Foreign currency transactions	75,904
Total net realized gain (loss)		381,220,762
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $138,498)	68,354,343
Assets and liabilities in foreign currencies	71,637
Total change in net unrealized appreciation (depreciation)		68,425,980
Net gain (loss)		449,646,742
Net increase (decrease) in net assets resulting from operations		$ 500,391,248

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,744,506	$ 24,787,096
Net realized gain (loss)	381,220,762	344,848,271
Change in net unrealized appreciation (depreciation)	68,425,980	65,476,773
Net increase (decrease) in net assets resulting from operations	500,391,248	435,112,140
Distributions to shareholders from net investment income	(24,249,132)	(14,837,058)
Distributions to shareholders from net realized gain	(17,825,284)	(12,260,637)
Total distributions	(42,074,416)	(27,097,695)
Share transactions - net increase (decrease)	37,019,715	(27,675,205)
Redemption fees	70,975	31,974
Total increase (decrease) in net assets	495,407,522	380,371,214

Net Assets
Beginning of period	2,760,348,046	2,379,976,832
End of period (including undistributed net investment income of $50,264,705 and undistributed net investment income of $24,125,361, respectively)	$ 3,255,755,568	$ 2,760,348,046

See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.60	$ 17.51	$ 15.59	$ 10.98	$ 13.88
Income from Investment Operations
Net investment income (loss) C	.38	.20	.13	.11	.10
Net realized and unrealized gain (loss)	3.30	3.10	1.97	4.60	(2.90)
Total from investment operations	3.68	3.30	2.10	4.71	(2.80)
Distributions from net investment income	(.19)	(.12)	(.18)	(.10)	(.10)
Distributions from net realized gain	(.13)	(.09)	-	-	-
Total distributions	(.32)	(.21)	(.18)	(.10)	(.10)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.96	$ 20.60	$ 17.51	$ 15.59	$ 10.98
Total Return A,B	18.09%	19.06%	13.57%	43.37%	(20.28)%
Ratios to Average Net Assets D,F
Expenses before reductions	.88%	.89%	.91%	.90%	.90%
Expenses net of fee waivers, if any	.88%	.89%	.91%	.90%	.90%
Expenses net of all reductions	.81%	.82%	.87%	.86%	.86%
Net investment income (loss)	1.76%	1.11%	.80%	.87%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,624,901	$ 1,549,179	$ 1,491,485	$ 1,436,137	$ 1,031,489
Portfolio turnover rate E	123%	92%	84%	99%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.52	$ 17.44	$ 15.53	$ 10.94	$ 13.83
Income from Investment Operations
Net investment income (loss) C	.36	.18	.11	.09	.09
Net realized and unrealized gain (loss)	3.28	3.09	1.97	4.59	(2.89)
Total from investment operations	3.64	3.27	2.08	4.68	(2.80)
Distributions from net investment income	(.17)	(.10)	(.17)	(.09)	(.09)
Distributions from net realized gain	(.13)	(.09)	-	-	-
Total distributions	(.30)	(.19)	(.17)	(.09)	(.09)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.86	$ 20.52	$ 17.44	$ 15.53	$ 10.94
Total Return A,B	17.95%	18.97%	13.49%	43.20%	(20.34)%
Ratios to Average Net Assets D,F
Expenses before reductions	.98%	.99%	1.01%	1.00%	1.00%
Expenses net of fee waivers, if any	.98%	.99%	1.01%	1.00%	1.00%
Expenses net of all reductions	.91%	.92%	.97%	.96%	.96%
Net investment income (loss)	1.66%	1.02%	.69%	.77%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 362,060	$ 329,759	$ 322,649	$ 246,632	$ 177,322
Portfolio turnover rate E	123%	92%	84%	99%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.43	$ 17.39	$ 15.50	$ 10.90	$ 13.81
Income from Investment Operations
Net investment income (loss) C	.33	.14	.08	.08	.07
Net realized and unrealized gain (loss)	3.27	3.08	1.97	4.58	(2.88)
Total from investment operations	3.60	3.22	2.05	4.66	(2.81)
Distributions from net investment income	(.15)	(.09)	(.16)	(.06)	(.10)
Distributions from net realized gain	(.13)	(.09)	-	-	-
Total distributions	(.28)	(.18)	(.16)	(.06)	(.10)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.75	$ 20.43	$ 17.39	$ 15.50	$ 10.90
Total Return A,B	17.83%	18.72%	13.31%	43.04%	(20.46)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.13%	1.14%	1.16%	1.16%	1.16%
Expenses net of fee waivers, if any	1.13%	1.14%	1.16%	1.16%	1.16%
Expenses net of all reductions	1.06%	1.07%	1.12%	1.12%	1.12%
Net investment income (loss)	1.51%	.79%	.54%	.61%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 703,421	$ 502,801	$ 319,708	$ 140,822	$ 47,824
Portfolio turnover rate E	123%	92%	84%	99%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.57	$ 17.49	$ 15.57	$ 10.98	$ 14.05
Income from Investment Operations
Net investment income (loss) E	.38	.19	.12	.11	.06
Net realized and unrealized gain (loss)	3.29	3.10	1.98	4.59	(3.13)
Total from investment operations	3.67	3.29	2.10	4.70	(3.07)
Distributions from net investment income	(.19)	(.12)	(.18)	(.11)	-
Distributions from net realized gain	(.13)	(.09)	-	-	-
Total distributions	(.32)	(.21)	(.18)	(.11)	-
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 23.92	$ 20.57	$ 17.49	$ 15.57	$ 10.98
Total Return B,C,D	18.08%	19.05%	13.59%	43.32%	(21.85)%
Ratios to Average Net Assets F,I
Expenses before reductions	.88%	.89%	.91%	.90%	.91% A
Expenses net of fee waivers, if any	.88%	.89%	.91%	.90%	.91% A
Expenses net of all reductions	.81%	.82%	.87%	.86%	.87% A
Net investment income (loss)	1.76%	1.08%	.79%	.87%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 240,693	$ 184,245	$ 132,064	$ 39,466	$ 15,649
Portfolio turnover rate G	123%	92%	84%	99%	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio

Financial Highlights - Service Class R

Years ended December 31,	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.50	$ 17.43	$ 15.52	$ 10.94	$ 14.01
Income from Investment Operations
Net investment income (loss) E	.36	.17	.11	.10	.05
Net realized and unrealized gain (loss)	3.27	3.09	1.97	4.58	(3.12)
Total from investment operations	3.63	3.26	2.08	4.68	(3.07)
Distributions from net investment income	(.17)	(.10)	(.17)	(.10)	-
Distributions from net realized gain	(.13)	(.09)	-	-	-
Total distributions	(.30)	(.19)	(.17)	(.10)	-
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 23.83	$ 20.50	$ 17.43	$ 15.52	$ 10.94
Total Return B,C,D	17.95%	18.92%	13.50%	43.25%	(21.91)%
Ratios to Average Net Assets F,I
Expenses before reductions	.98%	.99%	1.01%	1.00%	1.01% A
Expenses net of fee waivers, if any	.98%	.99%	1.01%	1.00%	1.01% A
Expenses net of all reductions	.91%	.92%	.96%	.96%	.97% A
Net investment income (loss)	1.66%	.96%	.70%	.77%	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 133,934	$ 115,449	$ 86,509	$ 56,141	$ 17,997
Portfolio turnover rate G	123%	92%	84%	99%	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.32	$ 17.30	$ 15.42	$ 10.90	$ 13.96
Income from Investment Operations
Net investment income (loss) E	.32	.14	.08	.08	.04
Net realized and unrealized gain (loss)	3.26	3.07	1.96	4.55	(3.10)
Total from investment operations	3.58	3.21	2.04	4.63	(3.06)
Distributions from net investment income	(.16)	(.10)	(.16)	(.11)	-
Distributions from net realized gain	(.13)	(.09)	-	-	-
Total distributions	(.29)	(.19)	(.16)	(.11)	-
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 23.61	$ 20.32	$ 17.30	$ 15.42	$ 10.90
Total Return B,C,D	17.81%	18.74%	13.32%	43.00%	(21.92)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.13%	1.14%	1.16%	1.15%	1.17% A
Expenses net of fee waivers, if any	1.13%	1.14%	1.16%	1.15%	1.17% A
Expenses net of all reductions	1.06%	1.07%	1.11%	1.11%	1.14% A
Net investment income (loss)	1.51%	.77%	.55%	.62%	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,729	$ 49,373	$ 27,562	$ 7,072	$ 1,616
Portfolio turnover rate G	123%	92%	84%	99%	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.59	$ 17.69
Income from Investment Operations
Net investment income (loss) E	.36	.02
Net realized and unrealized gain (loss)	3.29	2.88
Total from investment operations	3.65	2.90
Distributions from net investment income	(.20)	-
Distributions from net realized gain	(.13)	-
Total distributions	(.33)	-
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 23.91	$ 20.59
Total Return B,C,D	17.94%	16.39%
Ratios to Average Net Assets F,I
Expenses before reductions	1.01%	1.07% A
Expenses net of fee waivers, if any	1.01%	1.07% A
Expenses net of all reductions	.93%	1.00% A
Net investment income (loss)	1.64%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 122,018	$ 29,544
Portfolio turnover rate G	123%	92%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Overseas Portfolio (the Funds) are funds of Variable Insurance Products Fund. VIP Contrafund Portfolio and VIP Index 500 Portfolio (the Funds) are funds of Variable Insurance Products Fund II. VIP Growth & Income Portfolio, VIP Mid Cap Portfolio, and VIP Growth Opportunities Portfolio (the Funds) are funds of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each Fund is authorized to issue an unlimited number of shares. Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund (excluding VIP Index 500 Portfolio and VIP Overseas Portfolio which do not offer Investor Class shares) offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Contrafund Portfolio also offer Service Class 2R shares. VIP Overseas Portfolio offers Initial Class R, Service Class R, Service Class 2R and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent (except for classes of VIP Index 500 Portfolio which do not pay transfer agent fees) and distribution and service plan fees incurred. Certain expense reductions also differ by class.

Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Certain Funds may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Funds, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions, including the Funds' investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, VIP Equity-Income and VIP Growth Opportunities will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, redemptions in-kind, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
VIP Contrafund	$ 15,694,355,075	$ 5,396,178,847	$ (89,317,251)	$ 5,306,861,596
VIP Equity-Income	8,749,804,577	3,880,252,554	(295,422,391)	3,584,830,163
VIP Growth	6,351,623,187	1,114,618,421	(168,491,285)	946,127,136
VIP Growth & Income	1,313,647,105	228,551,813	(17,063,666)	211,488,147
VIP Growth Opportunities	506,573,729	114,975,436	(17,621,210)	97,354,226
VIP Index 500	1,639,839,999	1,511,015,895	(119,409,557)	1,391,606,338
VIP Mid Cap	6,148,878,762	1,389,711,194	(141,440,104)	1,248,271,090
VIP Overseas	2,649,989,372	706,737,702	(35,151,851)	671,585,851

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
VIP Contrafund	$ 740,483	$ 270,356,549	$ -
VIP Equity-Income	8,572,542	13,681,943	-
VIP Growth	43,330,042	-	(1,792,773,530)
VIP Growth & Income	55,993,140	20,200,332	-
VIP Growth Opportunities	-	-	(129,942,871)
VIP Index 500	51,485,372	-	(85,754,708)
VIP Mid Cap	32,265,135	692,208,848	-
VIP Overseas	49,691,784	224,671,947	-

The tax character of distributions paid was as follows:

December 31, 2006
	Ordinary Income	Long-term Capital Gains	Total
VIP Contrafund	$ 235,296,251	$ 1,641,517,837	$ 1,876,814,088
VIP Equity-Income	503,567,088	1,208,675,540	1,712,242,628
VIP Growth	29,989,011	-	29,989,011
VIP Growth & Income	13,053,684	41,055,466	54,109,150
VIP Growth Opportunities	4,129,406	-	4,129,406
VIP Index 500	48,550,320	-	48,550,320
VIP Mid Cap	82,411,391	678,658,273	761,069,664
VIP Overseas	42,074,416	-	42,074,416
December 31, 2005
	Ordinary Income	Long-term Capital Gains	Total
VIP Contrafund	$ 36,759,884	$ -	$ 36,759,884
VIP Equity-Income	222,487,447	347,854,632	570,342,079
VIP Growth	43,821,998	-	43,821,998
VIP Growth & Income	22,706,700	-	22,706,700
VIP Growth Opportunities	6,184,820	-	6,184,820
VIP Index 500	49,776,021	-	49,776,021
VIP Mid Cap	-	69,737,263	69,737,263
VIP Overseas	27,097,695	-	27,097,695

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the applicable fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. Certain Funds may use futures contracts to manage their exposure to the stock market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in each applicable Fund's Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in each applicable Fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable Fund's Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
VIP Contrafund	14,430,394,197	12,832,485,995
VIP Equity-Income	2,437,840,437	3,025,706,165
VIP Growth	8,789,613,878	10,219,762,722
VIP Growth & Income	1,675,606,277	1,900,139,450
VIP Growth Opportunities	739,542,262	868,509,525
VIP Index 500	167,749,334	383,045,733
VIP Mid Cap	10,421,370,454	9,435,736,545
VIP Overseas	3,647,565,647	3,565,361,526

Securities delivered on an in-kind basis for VIP Growth aggregated $522,515,707. Realized gain (loss) of $200,959,374 on securities delivered on an in-kind basis is included in the accompanying Statement of Operations as realized gain or loss on investment securities and is not taxable to the Fund.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee.

For all Funds except VIP Index 500, the management fee is the sum of an individual fund fee rate applied to the average net assets of each Fund and a group fee rate. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .45% of the Fund's average net assets for VIP Overseas, .30% for VIP Contrafund, VIP Growth, VIP Growth Opportunities, and VIP Mid Cap, and .20% for VIP Equity-Income and VIP Growth & Income. The group fee rate averaged .27% during the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee and Expense Contract. For VIP Index 500, the management fee is based on an annual rate of .10% of the Fund's average net assets. Under the management contract, FMR pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. In addition, under an expense contract, FMR pays class-level expenses except distribution and service fees so that total expenses do not exceed .10% of each class' average net assets plus the distribution and service fee applicable to each class, with certain exceptions.

For the period each Fund's total annual management fee rate, expressed as a percentage of each Fund's average net assets, was as follows:

VIP Contrafund	.57%
VIP Equity-Income	.47%
VIP Growth	.57%
VIP Growth & Income	.47%
VIP Growth Opportunities	.57%
VIP Index 500.10%
VIP Mid Cap	.57%
VIP Overseas	.72%

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for VIP Index 500. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class and Service Class R's average net assets and .25% of Service Class 2 and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Service Class R	Service Class 2R
VIP Contrafund	$ 2,656,087	$ 11,425,183	$ -	$ 59,383
VIP Equity-Income	1,079,776	4,934,301	-	29,066
VIP Growth	958,576	1,728,584	-	14,245
VIP Growth & Income	377,709	1,557,623	-	-
VIP Growth Opportunities	178,075	142,077	-	-
VIP Index 500	30,733	458,496	-	-
VIP Mid Cap	1,061,196	10,610,565	-	-
VIP Overseas	342,279	1,510,257	129,525	150,770

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of the Investor Class, Investor Class R and each class of VIP Index 500) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of ..07% of their month end net assets. Investor Class and Investor Class R pay a transfer agent fee equal to an annual rate of .18% of their month end net assets. Under an expense contract, each class of VIP Index 500 does not pay transfer agent fees. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

VIP Contrafund
Initial Class	$ 7,587,705
Service Class	1,772,867
Service Class 2	3,129,353
Service Class 2R	15,961
Investor Class	403,530
$ 12,909,416
VIP Equity-Income
Initial Class	$ 5,281,345
Service Class	718,009
Service Class 2	1,344,318
Service Class 2R	7,837
Investor Class	182,186
$ 7,533,695

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

VIP Growth
Initial Class	$ 4,028,550
Service Class	638,566
Service Class 2	472,805
Service Class 2R	3,806
Investor Class	100,812
$ 5,244,539
VIP Growth & Income
Initial Class	$ 378,801
Service Class	253,131
Service Class 2	422,680
Investor Class	53,037
$ 1,107,649
VIP Growth Opportunities
Initial Class	$ 232,758
Service Class	122,751
Service Class 2	46,612
Investor Class	12,314
$ 414,435
VIP Mid Cap
Initial Class	$ 930,743
Service Class	712,185
Service Class 2	2,865,959
Investor Class	220,544
$ 4,729,431
VIP Overseas
Initial Class	$ 1,069,408
Service Class	232,658
Service Class 2	414,570
Initial Class R	153,209
Service Class R	86,391
Service Class 2R	40,534
Investor Class R	157,008
$ 2,153,778

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Under the terms of the management contract, FMR pays these fees for VIP Index 500.

Investments in Fidelity Central Funds. Certain Funds may invest in Fidelity Central Funds. The Funds' Schedule of Investments lists each of the Fidelity Central Funds as an investment of each Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
VIP Contrafund	$ 63,602
VIP Equity-Income	9,656
VIP Growth	57,327
VIP Growth & Income	16,736
VIP Growth Opportunities	4,117
VIP Mid Cap	187,360
VIP Overseas	736

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Equity-Income	Borrower	$ 9,969,083	4.87%	$ 64,697
VIP Growth	Borrower	32,825,826	5.29%	111,005
VIP Growth & Income	Borrower	7,970,000	5.38%	1,190
VIP Index 500	Borrower	8,763,455	4.59%	12,296

5. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

VIP Contrafund	$ 49,189
VIP Equity-Income	30,011
VIP Growth	22,679
VIP Growth & Income	4,415
VIP Growth Opportunities	1,695
VIP Index 500	7,812
VIP Mid Cap	17,579
VIP Overseas	7,913

During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

Notes to Financial Statements - continued

7. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate
VIP Contrafund	$ 120,240,000	5.31%
VIP Equity-Income	6,306,333	5.27%

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangement	Custody expense reduction	Miscellaneous expense reduction
VIP Contrafund	$ 1,469,789	$ 44,340	$ -
VIP Equity-Income	263,222	16,021	-
VIP Growth	845,352	15,348	-
VIP Growth & Income	43,938	2,558	-
VIP Growth Opportunities	263,340	-	-
VIP Index 500	-	-	6,090
VIP Mid Cap	1,214,338	27,789	-
VIP Overseas	2,205,967	7,301	-

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Contrafund	11%	2	28%
VIP Equity-Income	12%	1	22%
VIP Growth	12%	2	35%
VIP Growth & Income	18%	1	55%
VIP Growth Opportunities	22%	1	38%
VIP Index 500	33%	-	-
VIP Mid Cap	14%	1	30%
VIP Overseas	14%	2	38%

10. Other Matters Regarding VIP Contrafund, VIP Equity-Income, VIP Growth, VIP Growth & Income, VIP Growth Opportunities, VIP Mid Cap and VIP Overseas.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent

Annual Report

10. Other Matters Regarding VIP Contrafund, VIP Equity-Income, VIP Growth, VIP Growth & Income, VIP Growth Opportunities, VIP Mid Cap and VIP Overseas - continued

Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to each of the Funds listed above is not anticipated to have a material impact on such Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005
VIP Contrafund
From net investment income
Initial Class	$ 146,412,812	$ 27,596,709
Service Class	29,683,368	4,430,034
Service Class 2	49,971,081	2,265,082
Service Class 2R	245,916	15,411
Investor Class	2,844,877	-
Total	$ 229,158,054	$ 34,307,236
From net realized gain
Initial Class	$ 927,845,241	$ 1,724,794
Service Class	220,821,983	402,730
Service Class 2	473,395,695	323,583
Service Class 2R	2,188,301	1,541
Investor Class	23,404,814	-
Total	$ 1,647,656,034	$ 2,452,648
VIP Equity-Income
From net investment income
Initial Class	$ 264,166,176	$ 137,602,640
Service Class	33,884,044	17,563,270
Service Class 2	59,720,009	20,698,826
Service Class 2R	384,977	94,385
Investor Class	3,378,206	-
Total	$ 361,533,412	$ 175,959,121
From net realized gain
Initial Class	$ 955,191,565	$ 302,386,049
Service Class	129,915,591	40,600,805
Service Class 2	250,476,248	51,172,097
Service Class 2R	1,596,604	224,007
Investor Class	13,529,208	-
Total	$ 1,350,709,216	$ 394,382,958
VIP Growth
From net investment income
Initial Class	$ 25,469,432	$ 36,754,599
Service Class	2,969,186	4,880,141
Service Class 2	1,415,183	2,179,216
Service Class 2R	11,992	8,042
Investor Class	123,218	-
Total	$ 29,989,011	$ 43,821,998
VIP Growth & Income
From net investment income
Initial Class	$ 5,438,318	$ 10,102,093
Service Class	3,160,972	5,620,334
Service Class 2	4,341,827	6,984,273
Investor Class	112,567	-
Total	$ 13,053,684	$ 22,706,700

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows: - continued

Years ended December 31,	2006	2005
VIP Growth & Income - continued
From net realized gain
Initial Class	$ 15,195,299	$ -
Service Class	9,845,652	-
Service Class 2	15,713,278	-
Investor Class	301,237	-
Total	$ 41,055,466	$ -
VIP Growth Opportunities
From net investment income
Initial Class	$ 2,655,348	$ 4,113,187
Service Class	1,170,776	1,676,409
Service Class 2	271,802	395,224
Investor Class	31,480	-
Total	$ 4,129,406	$ 6,184,820
VIP Index 500
From net investment income
Initial Class	$ 45,574,055	$ 47,629,866
Service Class	458,108	396,447
Service Class 2	2,518,157	1,749,708
Total	$ 48,550,320	$ 49,776,021
VIP Mid Cap
From net investment income
Initial Class	$ 4,750,962	$ -
Service Class	2,713,194	-
Service Class 2	6,828,025	-
Investor Class	253,382	-
Total	$ 14,545,563	$ -
From net realized gain
Initial Class	$ 160,864,588	$ 16,950,069
Service Class	122,489,425	13,863,435
Service Class 2	455,271,711	38,923,759
Investor Class	7,898,377	-
Total	$ 746,524,101	$ 69,737,263
VIP Overseas
From net investment income
Initial Class	$ 14,091,669	$ 9,625,631
Service Class	2,672,527	1,847,002
Service Class 2	3,822,324	1,745,414
Initial Class R	1,834,008	965,865
Service Class R	1,035,719	492,968
Service Class 2R	404,891	160,178
Investor Class R	387,994	-
Total	$ 24,249,132	$ 14,837,058
From net realized gain
Initial Class	$ 9,796,346	$ 7,533,103
Service Class	2,080,411	1,662,302
Service Class 2	3,312,681	1,745,414
Initial Class R	1,261,487	724,399
Service Class R	778,286	443,671
Service Class 2R	337,410	151,748
Investor Class R	258,663	-
Total	$ 17,825,284	$ 12,260,637

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005 A	2006	2005 A
VIP Contrafund
Initial Class
Shares sold	23,200,996	40,419,583	$ 746,513,275	$ 1,135,988,432
Reinvestment of distributions	34,412,463	1,094,903	1,074,258,053	29,321,503
Shares redeemed	(46,859,093)	(26,717,231)	(1,506,940,332)	(748,214,024)
Net increase (decrease)	10,754,366	14,797,255	$ 313,830,996	$ 417,095,911
Service Class
Shares sold	9,488,905	13,881,593	$ 303,267,019	$ 390,402,116
Reinvestment of distributions	8,047,385	180,935	250,505,351	4,832,764
Shares redeemed	(10,323,424)	(12,721,990)	(329,969,678)	(341,955,975)
Net increase (decrease)	7,212,866	1,340,538	$ 223,802,692	$ 53,278,905
Service Class 2
Shares sold	88,990,838	49,771,629	$ 2,818,476,660	$ 1,404,920,897
Reinvestment of distributions	16,948,766	97,538	523,366,776	2,588,665
Shares redeemed	(12,941,192)	(6,228,028)	(410,406,086)	(172,711,539)
Net increase (decrease)	92,998,412	43,641,139	$ 2,931,437,350	$ 1,234,798,023
Service Class 2R
Shares sold	392,552	476,311	$ 12,396,986	$ 13,422,433
Reinvestment of distributions	79,071	640	2,434,217	16,952
Shares redeemed	(250,898)	(106,287)	(7,851,502)	(2,956,035)
Net increase (decrease)	220,725	370,664	$ 6,979,701	$ 10,483,350
Investor Class
Shares sold	6,562,505	2,862,608	$ 210,043,156	$ 86,146,173
Reinvestment of distributions	842,134	-	26,249,690	-
Shares redeemed	(203,925)	(2,580)	(6,561,958)	(77,240)
Net increase (decrease)	7,200,714	2,860,028	$ 229,730,888	$ 86,068,933
VIP Equity-Income
Initial Class
Shares sold	11,142,631	9,995,592	$ 291,841,012	$ 243,588,116
Reinvestment of distributions	48,349,563	18,234,094	1,219,357,741	439,988,689
Shares redeemed	(51,111,950)	(61,778,854)	(1,316,326,890)	(1,504,207,375)
Net increase (decrease)	8,380,244	(33,549,168)	$ 194,871,863	$ (820,630,570)
Service Class
Shares sold	1,973,377	1,664,065	$ 51,112,539	$ 40,334,290
Reinvestment of distributions	6,517,581	2,417,459	163,799,635	58,164,074
Shares redeemed	(8,189,522)	(7,864,758)	(210,464,004)	(190,937,287)
Net increase (decrease)	301,436	(3,783,234)	$ 4,448,170	$ (92,438,923)
Service Class 2
Shares sold	18,633,564	15,407,445	$ 478,385,754	$ 370,175,387
Reinvestment of distributions	12,399,920	3,009,670	310,196,257	71,870,922
Shares redeemed	(7,758,659)	(6,593,873)	(196,924,442)	(158,371,244)
Net increase (decrease)	23,274,825	11,823,242	$ 591,657,569	$ 283,675,065
Service Class 2R
Shares sold	328,046	229,939	$ 8,477,584	$ 5,501,232
Reinvestment of distributions	79,377	13,378	1,981,581	318,391
Shares redeemed	(128,136)	(83,085)	(3,244,089)	(1,983,529)
Net increase (decrease)	279,287	160,232	$ 7,215,076	$ 3,836,094
Investor Class
Shares sold	4,614,643	1,480,945	$ 119,868,954	$ 36,874,007
Reinvestment of distributions	660,041	-	16,907,414	-
Shares redeemed	(243,553)	(9,091)	(6,281,519)	(229,256)
Net increase (decrease)	5,031,131	1,471,854	$ 130,494,849	$ 36,644,751

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended December 31,	2006	2005 A	2006	2005 A
VIP Growth
Initial Class
Shares sold	3,610,816	5,020,349	$ 124,622,618	$ 159,510,141
Reinvestment of distributions	750,646	1,168,668	25,469,432	36,754,598
Shares redeemed	(47,564,114)	(50,113,556)	(1,648,287,637)	(1,589,683,859)
Net increase (decrease)	(43,202,652)	(43,924,539)	$ (1,498,195,587)	$ (1,393,419,120)
Service Class
Shares sold	904,973	1,583,330	$ 31,365,157	$ 49,875,519
Reinvestment of distributions	87,794	155,666	2,969,186	4,880,142
Shares redeemed	(8,801,822)	(10,974,628)	(303,894,497)	(341,802,898)
Net increase (decrease)	(7,809,055)	(9,235,632)	$ (269,560,154)	$ (287,047,237)
Service Class 2
Shares sold	3,844,723	4,801,863	$ 131,119,141	$ 150,862,050
Reinvestment of distributions	42,144	69,981	1,415,183	2,179,216
Shares redeemed	(11,956,728)	(4,718,596)	(413,608,979)	(147,633,784)
Net increase (decrease)	(8,069,861)	153,248	$ (281,074,655)	$ 5,407,482
Service Class 2R
Shares sold	109,377	97,483	$ 3,727,115	$ 3,094,057
Reinvestment of distributions	358	259	11,992	8,042
Shares redeemed	(129,250)	(19,254)	(4,434,759)	(605,298)
Net increase (decrease)	(19,515)	78,488	$ (695,652)	$ 2,496,801
Investor Class
Shares sold	1,635,275	720,556	$ 56,255,612	$ 23,727,387
Reinvestment of distributions	3,637	-	123,218	-
Shares redeemed	(205,451)	(2,747)	(7,058,413)	(89,995)
Net increase (decrease)	1,433,461	717,809	$ 49,320,417	$ 23,637,392
VIP Growth & Income
Initial Class
Shares sold	3,091,942	2,834,273	$ 46,929,968	$ 39,200,777
Reinvestment of distributions	1,423,008	741,166	20,633,617	10,102,093
Shares redeemed	(16,719,037)	(13,127,442)	(256,307,119)	(181,187,562)
Net increase (decrease)	(12,204,087)	(9,552,003)	$ (188,743,534)	$ (131,884,692)
Service Class
Shares sold	259,166	434,637	$ 3,888,443	$ 5,919,559
Reinvestment of distributions	901,985	414,785	13,006,624	5,620,334
Shares redeemed	(3,919,600)	(3,644,857)	(58,435,844)	(50,018,197)
Net increase (decrease)	(2,758,449)	(2,795,435)	$ (41,540,777)	$ (38,478,304)
Service Class 2
Shares sold	3,068,878	4,647,860	$ 45,050,170	$ 63,603,372
Reinvestment of distributions	1,402,455	519,277	20,055,105	6,984,273
Shares redeemed	(4,846,451)	(2,412,711)	(71,974,464)	(33,058,649)
Net increase (decrease)	(375,118)	2,754,426	$ (6,869,189)	$ 37,528,996
Investor Class
Shares sold	2,783,579	662,399	$ 41,259,743	$ 9,527,602
Reinvestment of distributions	28,578	-	413,804	-
Shares redeemed	(1,307,986)	(13,577)	(20,006,597)	(198,054)
Net increase (decrease)	1,504,171	648,822	$ 21,666,950	$ 9,329,548

Annual Report

12. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended December 31,	2006	2005 A	2006	2005 A
VIP Growth Opportunities
Initial Class
Shares sold	654,594	2,043,068	$ 11,331,216	$ 32,630,211
Reinvestment of distributions	156,105	259,671	2,655,348	4,113,187
Shares redeemed	(6,799,134)	(7,829,217)	(115,931,080)	(126,275,246)
Net increase (decrease)	(5,988,435)	(5,526,478)	$ (101,944,516)	$ (89,531,848)
Service Class
Shares sold	1,992,061	1,133,176	$ 33,948,381	$ 18,609,478
Reinvestment of distributions	68,829	105,834	1,170,776	1,676,409
Shares redeemed	(3,916,648)	(2,911,194)	(67,617,641)	(46,797,036)
Net increase (decrease)	(1,855,758)	(1,672,184)	$ (32,498,484)	$ (26,511,149)
Service Class 2
Shares sold	1,070,091	586,782	$ 18,451,710	$ 9,623,165
Reinvestment of distributions	16,054	25,062	271,802	395,224
Shares redeemed	(1,226,886)	(922,792)	(20,797,202)	(14,688,498)
Net increase (decrease)	(140,741)	(310,948)	$ (2,073,690)	$ (4,670,109)
Investor Class
Shares sold	621,035	260,971	$ 11,059,561	$ 4,346,383
Reinvestment of distributions	1,853	-	31,480	-
Shares redeemed	(157,118)	(9,747)	(2,670,651)	(167,335)
Net increase (decrease)	465,770	251,224	$ 8,420,390	$ 4,179,048
VIP Index 500
Initial Class
Shares sold	1,178,307	1,147,551	$ 175,320,988	$ 156,365,229
Reinvestment of distributions	321,397	353,180	45,574,055	47,629,866
Shares redeemed	(2,888,868)	(3,050,219)	(425,165,282)	(415,532,468)
Net increase (decrease)	(1,389,164)	(1,549,488)	$ (204,270,239)	$ (211,537,373)
Service Class
Shares sold	43,806	41,683	$ 6,502,305	$ 5,655,385
Reinvestment of distributions	3,238	2,945	458,108	396,447
Shares redeemed	(15,668)	(21,485)	(2,303,545)	(2,921,334)
Net increase (decrease)	31,376	23,143	$ 4,656,868	$ 3,130,498
Service Class 2
Shares sold	477,153	540,862	$ 69,795,173	$ 72,886,987
Reinvestment of distributions	17,882	13,056	2,518,157	1,749,708
Shares redeemed	(234,226)	(218,660)	(33,990,040)	(29,570,470)
Net increase (decrease)	260,809	335,258	$ 38,323,290	$ 45,066,225
VIP Mid Cap
Initial Class
Shares sold	7,331,123	8,278,806	$ 248,761,453	$ 262,377,760
Reinvestment of distributions	5,122,659	562,378	165,615,550	16,950,069
Shares redeemed	(9,913,376)	(4,945,419)	(328,496,358)	(156,829,367)
Net increase (decrease)	2,540,406	3,895,765	$ 85,880,645	$ 122,498,462
Service Class
Shares sold	3,284,402	2,901,802	$ 109,868,879	$ 90,813,964
Reinvestment of distributions	3,889,488	461,807	125,202,620	13,863,435
Shares redeemed	(3,965,782)	(2,267,171)	(132,567,032)	(70,846,869)
Net increase (decrease)	3,208,108	1,096,438	$ 102,504,467	$ 33,830,530

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended December 31,	2006	2005 A	2006	2005 A
VIP Mid Cap - continued
Service Class 2
Shares sold	35,248,708	32,986,707	$ 1,172,363,016	$ 1,030,668,046
Reinvestment of distributions	14,476,809	1,305,290	462,099,736	38,923,759
Shares redeemed	(14,670,648)	(5,764,389)	(480,746,935)	(179,268,926)
Net increase (decrease)	35,054,869	28,527,608	$ 1,153,715,817	$ 890,322,879
Investor Class
Shares sold	3,254,309	1,448,928	$ 109,672,374	$ 48,632,982
Reinvestment of distributions	252,531	-	8,151,693	-
Shares redeemed	(235,856)	(2,028)	(7,932,163)	(69,529)
Net increase (decrease)	3,270,984	1,446,900	$ 109,891,904	$ 48,563,453
VIP Overseas
Initial Class
Shares sold	8,304,320	7,401,949	$ 179,677,212	$ 132,174,303
Reinvestment of distributions	1,151,230	1,002,262	23,888,014	17,158,734
Shares redeemed	(16,836,811)	(18,372,431)	(368,119,935)	(325,484,696)
Net increase (decrease)	(7,381,261)	(9,968,220)	$ (164,554,709)	$ (176,151,659)
Service Class
Shares sold	1,974,850	2,681,647	$ 42,447,696	$ 47,720,466
Reinvestment of distributions	229,833	205,704	4,752,938	3,509,304
Shares redeemed	(3,102,957)	(5,311,978)	(67,340,790)	(91,468,586)
Net increase (decrease)	(898,274)	(2,424,627)	$ (20,140,156)	$ (40,238,816)
Service Class 2
Shares sold	7,511,166	7,706,445	$ 162,864,891	$ 135,627,664
Reinvestment of distributions	346,191	205,102	7,135,005	3,490,828
Shares redeemed	(2,840,731)	(1,690,309)	(60,833,342)	(30,166,445)
Net increase (decrease)	5,016,626	6,221,238	$ 109,166,554	$ 108,952,047
Initial Class R
Shares sold	2,772,603	2,614,989	$ 60,021,525	$ 46,966,500
Reinvestment of distributions	149,396	98,846	3,095,495	1,690,264
Shares redeemed	(1,817,333)	(1,307,426)	(39,551,862)	(22,938,002)
Net increase (decrease)	1,104,666	1,406,409	$ 23,565,158	$ 25,718,762
Service Class R
Shares sold	1,190,213	1,192,156	$ 25,640,889	$ 21,053,947
Reinvestment of distributions	87,845	54,935	1,814,005	936,639
Shares redeemed	(1,290,192)	(578,793)	(28,107,366)	(10,225,074)
Net increase (decrease)	(12,134)	668,298	$ (652,472)	$ 11,765,512
Service Class 2R
Shares sold	904,989	998,545	$ 19,265,401	$ 17,565,601
Reinvestment of distributions	36,227	18,435	742,301	311,926
Shares redeemed	(459,435)	(180,588)	(9,806,715)	(3,145,256)
Net increase (decrease)	481,781	836,392	$ 10,200,987	$ 14,732,271
Investor Class R
Shares sold	3,992,909	1,438,624	$ 86,366,168	$ 27,620,203
Reinvestment of distributions	31,194	-	646,657	-
Shares redeemed	(355,662)	(3,869)	(7,578,472)	(73,525)
Net increase (decrease)	3,668,441	1,434,755	$ 79,434,353	$ 27,546,678

A Share transactions for Investor Class and Investor Class R are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2007

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2007

VIP Equity-Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2007

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Growth & Income Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth & Income Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2007

VIP Growth & Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Growth Opportunities Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth Opportunities Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2007

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Index 500 Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Index 500 Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2007

VIP Index 500 Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Mid Cap Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2007

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2007

VIP Overseas Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1981, 1988, or 1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001 or 2002

Trustee of Variable Insurance Products Fund (2001), Variable Insurance Products Fund II (2001), and Variable Insurance Products Fund III (2002). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Contrafund, VIP Equity-Income, VIP Growth, VIP Growth & Income, VIP Growth Opportunities, VIP Index 500, VIP Mid Cap, and VIP Overseas. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of VIP Contrafund and VIP Growth & Income. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Contrafund, VIP Equity-Income, VIP Growth, VIP Growth & Income, VIP Growth Opportunities, VIP Mid Cap, and VIP Overseas. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of VIP Equity-Income, VIP Growth, VIP Growth Opportunities, and VIP Mid Cap. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of VIP Overseas. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Thomas J. Allen (46)

Year of Election or Appointment: 2001

Vice President of VIP Mid-Cap. Mr. Allen also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Allen worked as a research analyst and portfolio manager. Mr. Allen also serves as Vice President of FMR and FMR Co., Inc. (2002).

Stephen R. Petersen (50)

Year of Election or Appointment: 1997

Vice President of VIP Equity-Income. Mr. Petersen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen worked as a research analyst and portfolio manager. Mr. Petersen also serves as Senior Vice President of FMR (1999) and FMR Co., Inc. (2001).

John Porter (39)

Year of Election or Appointment: 2005

Vice President of VIP Growth Opportunities. Mr. Porter also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Porter worked as a research analyst and portfolio manager. Mr. Porter also serves as Vice President of FMR and FMR Co., Inc. (2004).

William Danoff (46)

Year of Election or Appointment: 1995

Vice President of VIP Contrafund. Mr. Danoff also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Danoff worked as a research analyst and portfolio manager. Mr. Danoff also serves as Senior Vice President of FMR (1997) and FMR Co., Inc. (2001).

Jason Weiner (37)

Year of Election or Appointment: 2006

Vice President of VIP Growth. Mr. Weiner also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Weiner worked as a research analyst and portfolio manager. Mr. Weiner also serves as Vice President of FMR (1999) and FMR Co., Inc. (2001).

James F. Catudal (46)

Year of Election or Appointment: 2005

Vice President of VIP Growth & Income. Mr. Catudal also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Catudal worked as a research analyst and a manager. Mr. Catudal also serves as Vice President of FMR and FMR Co., Inc. (2002).

Graeme Rockett (40)

Year of Election or Appointment: 2006

Vice President of VIP Overseas. Mr. Rockett also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Rockett worked as a research analyst and portfolio manager. Mr. Rockett also serves as Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Contrafund, VIP Equity-Income, VIP Growth, VIP Growth & Income, VIP Growth Opportunities, VIP Index 500, VIP Mid Cap, and VIP Overseas. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Contrafund, VIP Equity-Income, VIP Growth, VIP Growth & Income, VIP Growth Opportunities, VIP Index 500, VIP Mid Cap, and VIP Overseas. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Contrafund, VIP Equity-Income, VIP Growth, VIP Growth & Income, VIP Growth Opportunities, VIP Index 500, VIP Mid Cap, and VIP Overseas. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Contrafund, VIP Equity-Income, VIP Growth, VIP Growth & Income, VIP Growth Opportunities, VIP Index 500, VIP Mid Cap, and VIP Overseas. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Contrafund, VIP Equity-Income, VIP Growth, VIP Growth & Income, VIP Growth Opportunities, VIP Index 500, VIP Mid Cap, and VIP Overseas. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Contrafund, VIP Equity-Income, VIP Growth, VIP Growth & Income, VIP Growth Opportunities, VIP Index 500, VIP Mid Cap, and VIP Overseas. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Contrafund, VIP Equity-Income, VIP Growth, VIP Growth & Income, VIP Growth Opportunities, VIP Index 500, VIP Mid Cap, and VIP Overseas. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Contrafund, VIP Equity-Income, VIP Growth, VIP Growth & Income, VIP Growth Opportunities, VIP Index 500, VIP Mid Cap, and VIP Overseas. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)

Year of Election or Appointment: 1986, 1987, 1992, 1995, 1996, or 1998

Assistant Treasurer of VIP Contrafund (1995), VIP Equity-Income (1986), VIP Growth (1986), VIP Growth & Income (1996), VIP Growth Opportunities (1995), VIP Index 500 (1992), VIP Mid Cap (1998), VIP Overseas (1987). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Contrafund, VIP Equity-Income, VIP Growth, VIP Growth & Income, VIP Growth Opportunities, VIP Index 500, VIP Mid Cap, and VIP Overseas. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Contrafund, VIP Equity-Income, VIP Growth, VIP Growth & Income, VIP Growth Opportunities, VIP Index 500, VIP Mid Cap, and VIP Overseas. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Contrafund, VIP Equity-Income, VIP Growth, VIP Growth & Income, VIP Growth Opportunities, VIP Index 500, VIP Mid Cap, and VIP Overseas. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Contrafund, VIP Equity-Income, VIP Growth, VIP Growth & Income, VIP Growth Opportunities, VIP Index 500, VIP Mid Cap, and VIP Overseas. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
VIP Contrafund
Initial Class	02/09/07	02/09/07	$0.010	$0.400
Service Class	02/09/07	02/09/07	$0.010	$0.400
Service Class 2	02/09/07	02/09/07	$0.010	$0.400
Investor Class	02/09/07	02/09/07	$0.010	$0.400
VIP Equity-Income
Initial Class	02/09/07	02/09/07	$0.010	$0.040
Service Class	02/09/07	02/09/07	$0.010	$0.040
Service Class 2	02/09/07	02/09/07	$0.010	$0.040
Investor Class	02/09/07	02/09/07	$0.010	$0.040
VIP Growth & Income
Initial Class	02/09/07	02/09/07	$0.163	$0.671
Service Class	02/09/07	02/09/07	$0.149	$0.671
Service Class 2	02/09/07	02/09/07	$0.127	$0.671
Investor Class	02/09/07	02/09/07	$0.153	$0.671
VIP Mid Cap
Initial Class	02/09/07	02/09/07	$0.171	$3.291
Service Class	02/09/07	02/09/07	$0.139	$3.291
Service Class 2	02/09/07	02/09/07	$0.097	$3.291
Investor Class	02/09/07	02/09/07	$0.150	$3.291
VIP Overseas
Initial Class	02/09/07	02/09/07	$0.380	$1.660
Service Class	02/09/07	02/09/07	$0.358	$1.660
Service Class 2	02/09/07	02/09/07	$0.331	$1.660

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2006, or, if subsequently determined to be different, the net capital gain of such year.

Fund
VIP Contrafund	$1,751,556,445
VIP Equity-Income	$760,494,950
VIP Growth & Income	$20,623,296
VIP Mid Cap	$680,706,289
VIP Overseas	$224,671,947

Annual Report

Distributions - continued

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	February 2006	December 2006
VIP Contrafund
Initial Class	78%	74%
Service Class	92%	84%
Service Class 2	100%	94%
Investor Class	73%	80%
VIP Equity-Income
Initial Class	76%	86%
Service Class	79%	90%
Service Class 2	83%	95%
Investor Class	75%	88%
VIP Growth
Initial Class	100%	0%
Service Class	100%	0%
Service Class 2	100%	0%
Investor Class	100%	0%
VIP Growth & Income
Initial Class	100%	0%
Service Class	100%	0%
Service Class 2	100%	0%
Investor Class	100%	0%
VIP Growth Opportunities
Initial Class	100%	0%
Service Class	100%	0%
Service Class 2	100%	0%
Investor Class	100%	0%
VIP Index 500
Initial Class	100%	0%
Service Class	100%	0%
Service Class 2	100%	0%
VIP Mid Cap
Initial Class	19%	0%
Service Class	20%	0%
Service Class 2	21%	0%
Investor Class	18%	0%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
VIP Overseas
Initial Class	02/10/06	$.330	$.022
Service Class	02/10/06	$.311	$.022
Service Class 2	02/10/06	$.294	$.022

The funds will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of VIP Equity-Income, VIP Growth, and VIP Overseas shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	17,902,425,874.20	95.888
Withheld	767,753,174.62	4.112
TOTAL	18,670,179,048.82	100.000
Albert R. Gamper, Jr.
Affirmative	17,903,848,885.90	95.895
Withheld	766,330,162.92	4.105
TOTAL	18,670,179,048.82	100.000
Robert M. Gates
Affirmative	17,872,803,847.04	95.729
Withheld	797,375,201.78	4.271
TOTAL	18,670,179,048.82	100.000
George H. Heilmeier
Affirmative	17.870,083,099.32	95.715
Withheld	800,095,949.50	4.285
TOTAL	18,670,179,048.82	100.000
Edward C. Johnson 3d
Affirmative	17,855,450,949.13	95.636
Withheld	814,728,099.69	4.364
TOTAL	18,670,179,048.82	100.000
Stephen P. Jonas
Affirmative	17,891,792,907.31	95.831
Withheld	778,386,141.51	4.169
TOTAL	18,670,179,048.82	100.000
James H. KeyesB
Affirmative	17,882,873,107.76	95.783
Withheld	787,305,941.06	4.217
TOTAL	18,670,179,048.82	100.000
Marie L. Knowles
Affirmative	17,891,908,567.08	95.831
Withheld	778,270,481.74	4.169
TOTAL	18,670,179,048.82	100.000
Ned C. Lautenbach
Affirmative	17,899,551,251.03	95.872
Withheld	770,627,797.79	4.128
TOTAL	18,670,179,048.82	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	17,860,461,325.05	95.663
Withheld	809,717,723.77	4.337
TOTAL	18,670,179,048.82	100.000
Robert L. Reynolds
Affirmative	17,894,978,918.13	95.848
Withheld	775,200,130.69	4.152
TOTAL	18,670,179,048.82	100.000
Cornelia M. Small
Affirmative	17,897,519,970.69	95.862
Withheld	772,659,078.13	4.138
TOTAL	18,670,179,048.82	100.000
William S. Stavropoulos
Affirmative	17,871,058,112.55	95.720
Withheld	799,120,936.27	4.280
TOTAL	18,670,179,048.82	100.000
Kenneth L. Wolfe
Affirmative	17,886,340,376.33	95.802
Withheld	783,838,672.49	4.198
TOTAL	18,670,179,048.82	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Proxy Voting Results - continued

A special meeting of VIP Contrafund and VIP Index 500 shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	19,419,182,033.88	95.977
Withheld	813,940,202.46	4.023
TOTAL	20,233,122,236.34	100.000
Albert R. Gamper, Jr.
Affirmative	19,417,825,815.82	95.970
Withheld	815,296,420.52	4.030
TOTAL	20,233,122,236.34	100.000
Robert M. Gates
Affirmative	19,390,784,271.26	95.837
Withheld	842,337,965.08	4.163
TOTAL	20,233,122,236.34	100.000
George H. Heilmeier
Affirmative	19,353,173,496.34	95.651
Withheld	879,948,740.00	4.349
TOTAL	20,233,122,236.34	100.000
Edward C. Johnson 3d
Affirmative	19,322,069,176.47	95.497
Withheld	911,053,059.87	4.503
TOTAL	20,233,122,236.34	100.000
Stephen P. Jonas
Affirmative	19,417,779,101.30	95.970
Withheld	815,343,135.04	4.030
TOTAL	20,233,122,236.34	100.000
James H. KeyesB
Affirmative	19,383,487,380.07	95.801
Withheld	849,634,856.27	4.199
TOTAL	20,233,122,236.34	100.000
Marie L. Knowles
Affirmative	19,409,426,751.83	95.929
Withheld	823,695,484.51	4.071
TOTAL	20,233,122,236.34	100.000
Ned C. Lautenbach
Affirmative	19,417,454,145.14	95.969
Withheld	815,668,091.20	4.031
TOTAL	20,233,122,236.34	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	19,346,368,957.66	95.617
Withheld	886,753,278.68	4.383
TOTAL	20,233,122,236.34	100.000
Robert L. Reynolds
Affirmative	19,419,020,297.04	95.976
Withheld	814,101,939.30	4.024
TOTAL	20,233,122,236.34	100.000
Cornelia M. Small
Affirmative	19,417,008,567.86	95.966
Withheld	816,113,668.48	4.034
TOTAL	20,233,122,236.34	100.000
William S. Stavropoulos
Affirmative	19,369,689,514.48	95.733
Withheld	863,432,721.86	4.267
TOTAL	20,233,122,236.34	100.000
Kenneth L. Wolfe
Affirmative	19,381,544,220.54	95.791
Withheld	851,578,015.80	4.209
TOTAL	20,233,122,236.34	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

A special meeting of VIP Growth & Income, VIP Growth Opportunities, and VIP Mid Cap shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	8,022,573,906.52	96.057
Withheld	329,291,624.43	3.943
TOTAL	8,351,865,530.95	100.000
Albert R. Gamper, Jr.
Affirmative	8,017,939,119.36	96.002
Withheld	333,926,411.59	3.998
TOTAL	8,351,865,530.95	100.000
Robert M. Gates
Affirmative	8,011,581,068.50	95.926
Withheld	340,284,462.45	4.074
TOTAL	8,351,865,530.95	100.000
George H. Heilmeier
Affirmative	8,000,846,196.79	95.797
Withheld	351,019,334.16	4.203
TOTAL	8,351,865,530.95	100.000
Edward C. Johnson 3d
Affirmative	7,992,112,301.22	95.693
Withheld	359,753,229.73	4.307
TOTAL	8,351,865,530.95	100.000
Stephen P. Jonas
Affirmative	8,019,883,742.95	96.025
Withheld	331,981,788.00	3.975
TOTAL	8,351,865,530.95	100.000
James H. KeyesB
Affirmative	8,015,436,547.06	95.972
Withheld	336,428,983.89	4.028
TOTAL	8,351,865,530.95	100.000
Marie L. Knowles
Affirmative	8,015,361,874.49	95.971
Withheld	336,503,656.46	4.029
TOTAL	8,351,865,530.95	100.000
Ned C. Lautenbach
Affirmative	8,018,503,793.25	96.009
Withheld	333,361,737.70	3.991
TOTAL	8,351,865,530.95	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	8,000,170,571.19	95.789
Withheld	351,694,959.76	4.211
TOTAL	8,351,865,530.95	100.000
Robert L. Reynolds
Affirmative	8,020,815,676.67	96.036
Withheld	331,049,854.28	3.964
TOTAL	8,351,865,530.95	100.000
Cornelia M. Small
Affirmative	8.020,146,516.32	96.028
Withheld	331,719,014.63	3.972
TOTAL	8,351,865,530.95	100.000
William S. Stavropoulos
Affirmative	8,009,250,640.78	95.898
Withheld	342,614,890.17	4.102
TOTAL	8,351,865,530.95	100.000
Kenneth L. Wolfe
Affirmative	8,013,187,941.55	95.945
Withheld	338,677,589.40	4.055
TOTAL	8,351,865,530.95	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio
VIP Equity-Income Portfolio
VIP Growth Portfolio
VIP Growth & Income Portfolio
VIP Growth Opportunities Portfolio
VIP Index 500 Portfolio
VIP Mid Cap Portfolio
VIP Overseas Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of the management fee and total expenses of each fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services (except VIP Index 500 Portfolio). The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Resources Dedicated to Investment Management and Support Services (VIP Index 500 Portfolio). The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel.

Shareholder and Administrative Services (except VIP Index 500 Portfolio). The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Shareholder and Administrative Services (VIP Index 500 Portfolio). The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance (except VIP Index 500 Portfolio and VIP Overseas Portfolio). The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class (except Investor Class), as well as each fund's relative investment performance for each class (except Investor Class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of each fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Contrafund Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar.

VIP Equity-Income Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

VIP Growth Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the third quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Initial Class of the fund was higher than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar. The Board will continue to closely monitor the performance of the fund in the coming year.

VIP Growth & Income Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the first quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Growth Opportunities Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the second quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar.

VIP Mid Cap Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit the fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Investment Performance (VIP Index 500 Portfolio). The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Index 500 Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown, but considered that, unlike the benchmark, the fund has fees and transaction costs. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Investment Performance and Compliance (VIP Overseas Portfolio). The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class R), as well as the fund's relative investment performance for each class (except Investor Class R) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class R, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Overseas Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Contrafund Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

VIP Equity-Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

VIP Growth & Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Annual Report

VIP Growth Opportunities Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

VIP Index 500 Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Furthermore, the Board considered that it had approved an amendment (effective March 1, 2005) to the fund's management contract that lowered the fund's management fee from 24 basis points to 10 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower fee were in effect for the entire year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Mid Cap Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

VIP Overseas Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the total expenses of each class of each fund, the Board considered each fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For VIP Index 500 Portfolio, the Board also considered that it had approved contractual arrangements for the fund (effective March 1, 2005) that (i) have the effect of setting the total "fund-level" expenses (including, among other expenses, the management fee) at 10 basis points, and (ii) limit the total expenses of the fund's existing classes of shareholders to 10 basis points for Initial Class, 20 basis points for Service Class, and 35 basis points for Service Class 2. These contractual expense limits may not be increased without the approval of the Board and the shareholders of the applicable class.

Annual Report

The Board noted that the total expenses of each class of each fund ranked below its competitive median for 2005. For VIP Index 500 Portfolio, the Board considered that each class's total expenses reflect the contractual arrangements for 2005, as if the contractual arrangements were in effect for the entire year.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of each fund were reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale (except VIP Index 500 Portfolio). The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Economies of Scale (VIP Index 500 Portfolio). The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Contrafund, Equity-Income, Growth,
Growth & Income, Growth Opportunities,
Index 500, Mid Cap, and Overseas Portfolios

Fidelity Management & Research (U.K.) Inc.
Contrafund, Equity-Income, Growth,
Growth & Income, Growth Opportunities,
Mid Cap, and Overseas Portfolios

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)
Contrafund, Equity-Income, Growth,
Growth & Income, Growth Opportunities,
Mid Cap, and Overseas Portfolios

Fidelity International Investment Advisors
Contrafund, Equity-Income, Growth,
Growth & Income, Growth Opportunities,
Mid Cap, and Overseas Portfolios

Fidelity International Investment Advisors (U.K.) Limited
Contrafund, Equity-Income, Growth,
Growth & Income, Growth Opportunities,
Mid Cap, and Overseas Portfolios

Fidelity Investments Japan Limited
Contrafund, Equity-Income, Growth,
Growth & Income, Growth Opportunities,
Mid Cap, and Overseas Portfolios

Geode Capital Management, LLC
Index 500 Portfolio

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank, New York, NY
Growth & Income and Overseas Portfolios

Brown Brothers Harriman & Co., Boston, MA
Contrafund and Mid Cap Portfolios

Mellon Bank, N.A., Pittsburgh, PA
Growth, Growth Opportunities, and Index 500 Portfolios

The Northern Trust Company, Chicago, IL
Equity-Income Portfolio

VIPGRP1-ANN-0207
1.768592.105

Fidelity® Variable Insurance Products

VIP Asset Manager Portfolio

VIP Asset Manager: Growth® Portfolio

VIP Balanced Portfolio

VIP High Income Portfolio

VIP Money Market Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	<Click Here>	An example of shareholder expenses
VIP Asset Manager	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
VIP Asset Manager: Growth	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
VIP Balanced	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
VIP High Income	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
VIP Money Market	<Click Here> <Click Here> <Click Here> <Click Here>	Performance Investment Changes Investments Financial Statements
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Reports of Independent Registered Public Accounting Firms	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
VIP Asset Manager
Initial Class
Actual	$ 1,000.00	$ 1,070.20	$ 3.50
HypotheticalA	$ 1,000.00	$ 1,021.83	$ 3.41
Service Class
Actual	$ 1,000.00	$ 1,069.90	$ 4.07
HypotheticalA	$ 1,000.00	$ 1,021.27	$ 3.97
Service Class 2
Actual	$ 1,000.00	$ 1,069.10	$ 4.85
HypotheticalA	$ 1,000.00	$ 1,020.52	$ 4.74
Investor Class
Actual	$ 1,000.00	$ 1,069.60	$ 4.12
HypotheticalA	$ 1,000.00	$ 1,021.22	$ 4.02
VIP Asset Manager: Growth
Initial Class
Actual	$ 1,000.00	$ 1,076.80	$ 4.08
HypotheticalA	$ 1,000.00	$ 1,021.27	$ 3.97
Service Class
Actual	$ 1,000.00	$ 1,076.50	$ 4.61
HypotheticalA	$ 1,000.00	$ 1,020.77	$ 4.48
Service Class 2
Actual	$ 1,000.00	$ 1,075.30	$ 5.54
HypotheticalA	$ 1,000.00	$ 1,019.86	$ 5.40
Investor Class
Actual	$ 1,000.00	$ 1,076.20	$ 4.81
HypotheticalA	$ 1,000.00	$ 1,020.57	$ 4.69
	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
VIP Balanced
Initial Class
Actual	$ 1,000.00	$ 1,083.90	$ 3.20
HypotheticalA	$ 1,000.00	$ 1,022.13	$ 3.11
Service Class
Actual	$ 1,000.00	$ 1,082.10	$ 3.78
HypotheticalA	$ 1,000.00	$ 1,021.58	$ 3.67
Service Class 2
Actual	$ 1,000.00	$ 1,081.90	$ 4.57
HypotheticalA	$ 1,000.00	$ 1,020.82	$ 4.43
Investor Class
Actual	$ 1,000.00	$ 1,082.60	$ 3.83
HypotheticalA	$ 1,000.00	$ 1,021.53	$ 3.72
VIP High Income
Initial Class
Actual	$ 1,000.00	$ 1,080.00	$ 3.83
HypotheticalA	$ 1,000.00	$ 1,021.53	$ 3.72
Service Class
Actual	$ 1,000.00	$ 1,079.20	$ 4.35
HypotheticalA	$ 1,000.00	$ 1,021.02	$ 4.23
Service Class 2
Actual	$ 1,000.00	$ 1,079.20	$ 5.14
HypotheticalA	$ 1,000.00	$ 1,020.27	$ 4.99
Initial Class R
Actual	$ 1,000.00	$ 1,080.30	$ 3.83
HypotheticalA	$ 1,000.00	$ 1,021.53	$ 3.72
Service Class R
Actual	$ 1,000.00	$ 1,079.40	$ 4.30
HypotheticalA	$ 1,000.00	$ 1,021.07	$ 4.18
Service Class 2R
Actual	$ 1,000.00	$ 1,078.80	$ 5.13
HypotheticalA	$ 1,000.00	$ 1,020.27	$ 4.99
Investor Class
Actual	$ 1,000.00	$ 1,079.90	$ 4.19
HypotheticalA	$ 1,000.00	$ 1,021.17	$ 4.08
VIP Money Market
Initial Class
Actual	$ 1,000.00	$ 1,025.50	$ 1.68
HypotheticalA	$ 1,000.00	$ 1,023.54	$ 1.68
Service Class
Actual	$ 1,000.00	$ 1,025.00	$ 2.25
HypotheticalA	$ 1,000.00	$ 1,022.99	$ 2.24
Service Class 2
Actual	$ 1,000.00	$ 1,024.30	$ 2.96
HypotheticalA	$ 1,000.00	$ 1,022.28	$ 2.96
Investor Class
Actual	$ 1,000.00	$ 1,025.30	$ 1.99
HypotheticalA	$ 1,000.00	$ 1,023.24	$ 1.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below) ; multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Shareholder Expense Example - continued

Annualized Expense Ratio
VIP Asset Manager
Initial Class	.67%
Service Class	.78%
Service Class 2.93%
Investor Class	.79%
VIP Asset Manager: Growth
Initial Class	.78%
Service Class	.88%
Service Class 2	1.06%
Investor Class	.92%
VIP Balanced
Initial Class	.61%
Service Class	.72%
Service Class 2.87%
Investor Class	.73%
VIP High Income
Initial Class	.73%
Service Class	.83%
Service Class 2.98%
Initial Class R	.73%
Service Class R	.82%
Service Class 2R	.98%
Investor Class	.80%
VIP Money Market
Initial Class	.33%
Service Class	.44%
Service Class 2.58%
Investor Class	.39%

Annual Report

VIP Asset Manager Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Asset Manager - Initial Class	7.32%	4.86%	6.06%
VIP Asset Manager - Service Class A	7.24%	4.76%	5.94%
VIP Asset Manager - Service Class 2 B	7.06%	4.59%	5.83%
VIP Asset Manager - Investor Class C	7.16%	4.82%	6.04%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee) and returns prior to November 3, 1997 are those for Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflect an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effect of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500 SM Index (S&P 500®) performed over the same period.

Annual Report

VIP Asset Manager Portfolio

Management's Discussion of Fund Performance

Comments from Richard Habermann and Ford O'Neil, Co-Managers of VIP Asset Manager Portfolio

It was a positive year for stocks around the globe and for investment-grade and high-yield bonds in the United States. International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending December 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors in foreign stocks. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 26.53% during that time. This marked the fifth year in a row that the MSCI EAFE outperformed the Standard & Poor's 500SM Index, a popular barometer of the U.S. equity market, which returned 15.79% in 2006. In the domestic debt markets, high yield outperformed high quality. Junk bonds' lower sensitivity to interest rate movements and investors' thirst for higher yields drove the Merrill Lynch® U.S. High Yield Master II Constrained Index up 10.76%. Investment-grade bonds rallied in the second half of the year but performed less than half as well as their riskier counterparts, finishing with a 4.33% return as measured by the Lehman Brothers® Aggregate Bond Index.

During the past year, the fund trailed the 9.79% gain of the Fidelity Asset Manager Composite Index. (For specific portfolio performance results, please refer to the performance section of this report.) Asset allocation provided a big boost relative to the Composite index, and the fund also enjoyed favorable security selection within fixed income. Unfortunately, these gains were overwhelmed by a weak showing from the fund's equities during the late spring and early summer, when the market stumbled. Favoring equities and high-yield securities relative to investment-grade debt in the first half of the period contributed significantly relative to the index. Within equities, having exposure to foreign stocks helped, as overseas markets beat their U.S. counterparts. Unfortunately, subpar security selection in the fund's international equity component curbed relative performance in the second half of the period. (On July 1, the equity component (50%) of the Composite benchmark changed from the S&P 500® to a 45%/5% mix of the Dow Jones Wilshire 5000 Composite IndexSM (DJW 5000) and the MSCI EAFE index, respectively. The change was intended to better reflect the fund's investments in U.S. and foreign stocks.) The U.S. equity portion of the fund trailed the blended domestic benchmark (S&P 500/DJW 5000) by a wide margin. We lost a lot of ground during the May-June market correction when several cyclical and growth companies we emphasized - including many smaller-cap names - were particularly hard hit. For the year, we had disappointing results in financials, health care, technology and energy, with security and market selection generally working against us in each case. Detractors included Neurocrine Biosciences, aerospace composites maker Hexcel, semiconductor stocks Trident Microsystems and Broadcom, and oil/gas producer EOG Resources. Conversely, overweightings and good stock picking in materials and telecommunication services helped offset some of our losses. Contributors included biotechnology firm Celgene, copper producer Phelps Dodge and specialty metals maker Allegheny Technologies. Some of the stocks just mentioned were no longer in the portfolio at period end. In fixed income, we benefited from good security selection, and our high-yield, investment-grade and floating-rate central fund holdings comfortably outpaced the Lehman Brothers index. The strategic cash portion of the fund, including the money market central fund, also topped its benchmark. As a reminder, in late June, we expanded our use of central funds in managing the fund's fixed-income investments, transitioning its investment-grade bond assets to VIP Investment Grade Central Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Asset Manager Portfolio

VIP Asset Manager Portfolio

Investment Changes

Top Five Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	1.7	1.3
Exxon Mobil Corp.	1.5	1.2
American International Group, Inc.	1.3	0.6
AT&T, Inc.	1.0	0.8
UnitedHealth Group, Inc.	1.0	0.7
	6.5
Top Five Bond Issuers as of December 31, 2006
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	10.2	11.6
U.S. Treasury Obligations	5.7	7.6
Freddie Mac	2.4	1.7
Government National Mortgage Association	0.9	0.2
CS First Boston Mortgage Backed Securities Trust	0.4	0.2
	19.6
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	12.6	17.6
Energy	9.1	6.4
Consumer Discretionary	7.5	6.2
Industrials	7.0	5.5
Information Technology	6.9	4.1
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stock class and Equity Futures 50.1%		Stock class and Equity Futures 50.4%
	Bond class 44.4%		Bond class 40.6%
	Short-term class 5.5%		Short-term class 9.0%
* Foreign investments	18.3%	** Foreign investments	9.2%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income central funds.

For an unaudited list of holdings for Fidelity Fixed-Income central fund, visit advisor.fidelity.com.

Annual Report

VIP Asset Manager Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 46.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 5.0%
Automobiles - 0.3%
Fiat Spa (a)	131,900	$ 2,519,376
Renault SA	26,897	3,231,357
		5,750,733
Diversified Consumer Services - 0.2%
Apollo Group, Inc. Class A (a)	119,200	4,645,224
Hotels, Restaurants & Leisure - 1.2%
Hilton Hotels Corp.	132,700	4,631,230
International Game Technology	72,700	3,358,740
Marriott International, Inc. Class A	101,800	4,857,896
McDonald's Corp.	226,700	10,049,611
Melco PBL Entertainment (Macau) Ltd. Sponsored ADR	13,300	282,758
Vail Resorts, Inc. (a)	55,800	2,500,956
		25,681,191
Household Durables - 0.1%
Koninklijke Philips Electronics NV	74,800	2,810,984
Internet & Catalog Retail - 0.3%
Priceline.com, Inc. (a)	56,800	2,477,048
Submarino SA	156,800	5,063,983
		7,541,031
Media - 1.7%
Comcast Corp. Class A (special)	308,500	12,919,980
NTL, Inc.	102,150	2,578,266
Pearson PLC	171,800	2,595,935
Reed Elsevier NV	147,900	2,522,728
SES Global SA FDR unit	192,928	3,362,087
Time Warner, Inc.	600,000	13,068,000
		37,046,996
Multiline Retail - 0.9%
Federated Department Stores, Inc.	99,800	3,805,374
KarstadtQuelle AG (a)	71,200	2,064,201
Kohl's Corp. (a)	128,400	8,786,412
Saks, Inc.	264,200	4,708,044
		19,364,031
Textiles, Apparel & Luxury Goods - 0.3%
Crocs, Inc. (d)	159,700	6,899,040
TOTAL CONSUMER DISCRETIONARY		109,739,230
CONSUMER STAPLES - 2.8%
Beverages - 0.1%
Pernod Ricard SA	9,900	2,274,177
Food & Staples Retailing - 0.3%
Kroger Co.	184,300	4,251,801
Tesco PLC	357,700	2,833,819
		7,085,620
Food Products - 0.4%
Cresud S.A.C.I.F. y A. sponsored ADR	93,100	1,629,250
Kellogg Co.	5,100	255,306

	Shares	Value (Note 1)
Nestle SA sponsored ADR	34,700	$ 3,088,300
Nutreco Holding NV	33,300	2,171,316
Saskatchewan Wheat Pool, Inc. (a)	139,800	1,063,487
		8,207,659
Household Products - 0.4%
Procter & Gamble Co.	141,100	9,068,497
Personal Products - 0.4%
Avon Products, Inc.	194,100	6,413,064
Bare Escentuals, Inc.	82,800	2,572,596
		8,985,660
Tobacco - 1.2%
Altria Group, Inc.	220,600	18,931,892
Philip Morris CR AS	2,905	1,511,554
Reynolds American, Inc.	71,400	4,674,558
		25,118,004
TOTAL CONSUMER STAPLES		60,739,617
ENERGY - 7.3%
Energy Equipment & Services - 2.3%
Compagnie Generale de Geophysique SA (a)	6,900	1,495,760
GlobalSantaFe Corp.	45,700	2,686,246
Noble Corp.	64,400	4,904,060
Oceaneering International, Inc. (a)	107,700	4,275,690
Schlumberger Ltd. (NY Shares)	284,600	17,975,336
Transocean, Inc. (a)	179,200	14,495,488
W-H Energy Services, Inc. (a)	49,500	2,410,155
Weatherford International Ltd. (a)	54,000	2,256,660
		50,499,395
Oil, Gas & Consumable Fuels - 5.0%
Canadian Natural Resources Ltd.	62,900	3,352,689
Chesapeake Energy Corp.	50,400	1,464,120
Chevron Corp.	99,400	7,308,882
China Coal Energy Co. Ltd. (H Shares)	182,000	118,162
DMCI Holdings, Inc.	2,807,000	349,087
EOG Resources, Inc.	241,300	15,069,185
Exxon Mobil Corp.	426,700	32,698,021
NuVista Energy Ltd. (a)	75,400	840,652
Petroplus Holdings AG	127,360	7,731,769
ProEx Energy Ltd. (a)	82,000	903,688
Quicksilver Resources, Inc. (a)	19,700	720,823
Semirara Mining Corp.	1,143,500	425,461
Suncor Energy, Inc.	28,300	2,227,836
Teekay Offshore Partners LP (a)	9,400	247,784
Ultra Petroleum Corp. (a)	352,300	16,822,325
Valero Energy Corp.	352,700	18,044,132
Venoco, Inc.	60,000	1,053,600
		109,378,216
TOTAL ENERGY		159,877,611
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 8.5%
Capital Markets - 1.8%
Goldman Sachs Group, Inc.	87,000	$ 17,343,450
Lazard Ltd. Class A	99,500	4,710,330
Merrill Lynch & Co., Inc.	89,600	8,341,760
Morgan Stanley	117,700	9,584,311
Pampa Holding SA (a)	534,700	399,421
		40,379,272
Commercial Banks - 1.6%
Banco Bradesco SA (PN) sponsored ADR (non-vtg.) (d)	249,800	10,079,430
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.) (d)	140,300	5,071,845
Bank of China (H Shares)	1,792,000	983,742
Industrial & Commercial Bank of China	236,000	146,546
Raiffeisen International Bank Holding AG	26,600	4,056,402
Uniao de Bancos Brasileiros SA (Unibanco) GDR	154,300	14,343,728
		34,681,693
Diversified Financial Services - 0.4%
Bank of America Corp.	186,200	9,941,218
Insurance - 2.8%
American International Group, Inc.	394,200	28,248,372
Benfield Group PLC	360,800	2,526,255
MetLife, Inc.	190,700	11,253,207
Prudential Financial, Inc.	216,200	18,562,932
		60,590,766
Real Estate Investment Trusts - 1.7%
Equity Office Properties Trust	168,800	8,131,096
Equity Residential (SBI)	133,700	6,785,275
Host Hotels & Resorts, Inc.	189,900	4,662,045
Simon Property Group, Inc.	50,700	5,135,403
SL Green Realty Corp.	38,900	5,165,142
Vornado Realty Trust	62,500	7,593,750
		37,472,711
Real Estate Management & Development - 0.2%
Icade SA	32,304	2,040,694
Inversiones y Representaciones SA sponsored GDR (a)	96,500	1,631,815
		3,672,509
TOTAL FINANCIALS		186,738,169
HEALTH CARE - 4.8%
Biotechnology - 1.4%
Actelion Ltd. (Reg.) (a)	12,070	2,653,727
Celgene Corp. (a)	269,500	15,504,335

	Shares	Value (Note 1)
Genentech, Inc. (a)	44,800	$ 3,634,624
Gilead Sciences, Inc. (a)	141,900	9,213,567
		31,006,253
Health Care Equipment & Supplies - 0.4%
Hologic, Inc. (a)	113,700	5,375,736
Synthes, Inc.	26,254	3,129,502
		8,505,238
Health Care Providers & Services - 1.3%
Brookdale Senior Living, Inc.	136,400	6,547,200
UnitedHealth Group, Inc.	391,500	21,035,295
		27,582,495
Health Care Technology - 0.2%
Cerner Corp. (a)	97,700	4,445,350
Pharmaceuticals - 1.5%
Allergan, Inc.	42,400	5,076,976
Elan Corp. PLC sponsored ADR (a)	486,800	7,180,300
Merck & Co., Inc.	376,800	16,428,480
Novartis AG sponsored ADR	70,300	4,038,032
		32,723,788
TOTAL HEALTH CARE		104,263,124
INDUSTRIALS - 5.6%
Aerospace & Defense - 0.7%
DRS Technologies, Inc.	109,400	5,763,192
General Dynamics Corp.	128,200	9,531,670
		15,294,862
Airlines - 0.8%
AMR Corp. (a)	248,400	7,509,132
TAM SA (PN) sponsored ADR (ltd. vtg.)	80,100	2,403,801
US Airways Group, Inc. (a)	127,100	6,844,335
		16,757,268
Commercial Services & Supplies - 0.1%
Monster Worldwide, Inc. (a)	49,600	2,313,344
Construction & Engineering - 0.8%
Fluor Corp.	111,700	9,120,305
Foster Wheeler Ltd. (a)	159,400	8,789,316
		17,909,621
Electrical Equipment - 0.4%
ABB Ltd. sponsored ADR	276,400	4,969,672
Alstom SA (a)	35,200	4,772,576
		9,742,248
Industrial Conglomerates - 1.9%
General Electric Co.	977,100	36,357,894
McDermott International, Inc. (a)	94,100	4,785,926
		41,143,820
Machinery - 0.3%
Atlas Copco AB (A Shares)	32,000	1,075,127
Bucher Holding AG	8,750	949,690
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
CNH Global NV	67,300	$ 1,837,290
Deere & Co.	35,800	3,403,506
		7,265,613
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	144,200	10,643,402
Transportation Infrastructure - 0.1%
Flughafen Wien AG	19,900	1,954,635
TOTAL INDUSTRIALS		123,024,813
INFORMATION TECHNOLOGY - 6.1%
Communications Equipment - 1.8%
Acme Packet, Inc.	128,900	2,660,496
Alcatel-Lucent SA sponsored ADR	355,900	5,060,898
Cisco Systems, Inc. (a)	511,400	13,976,562
Research In Motion Ltd. (a)	117,200	14,975,816
Sandvine Corp.	1,520,700	2,501,828
		39,175,600
Computers & Peripherals - 0.6%
Apple Computer, Inc. (a)	65,100	5,523,084
Network Appliance, Inc. (a)	180,600	7,093,968
		12,617,052
Electronic Equipment & Instruments - 0.0%
IPG Photonics Corp.	23,500	564,000
Internet Software & Services - 0.8%
Akamai Technologies, Inc. (a)	94,800	5,035,776
Google, Inc. Class A (sub. vtg.) (a)	26,500	12,202,720
		17,238,496
IT Services - 0.9%
Cognizant Technology Solutions Corp. Class A (a)	108,500	8,371,860
First Data Corp.	195,900	4,999,368
Infosys Technologies Ltd. sponsored ADR	106,100	5,788,816
		19,160,044
Office Electronics - 0.0%
Neopost SA	7,100	891,881
Semiconductors & Semiconductor Equipment - 1.2%
Intel Corp.	254,400	5,151,600
Spansion, Inc. Class A	450,000	6,687,000
Tessera Technologies, Inc. (a)	143,200	5,776,688
Trident Microsystems, Inc. (a)	467,000	8,490,060
		26,105,348
Software - 0.8%
BEA Systems, Inc. (a)	474,700	5,971,726
Nintendo Co. Ltd.	10,000	2,595,548

	Shares	Value (Note 1)
Nintendo Co. Ltd. ADR	126,200	$ 4,101,500
Oracle Corp. (a)	281,000	4,816,340
		17,485,114
TOTAL INFORMATION TECHNOLOGY		133,237,535
MATERIALS - 2.9%
Chemicals - 1.1%
Lanxess AG (a)	59,100	3,314,452
Monsanto Co.	350,800	18,427,524
Syngenta AG (Switzerland)	10,843	2,013,545
		23,755,521
Metals & Mining - 1.6%
Allegheny Technologies, Inc.	86,000	7,798,480
Aquiline Resources, Inc. (a)	56,300	356,341
Aquiline Resources, Inc. (a)(g)	70,300	400,457
Gold Fields Ltd. sponsored ADR	102,600	1,937,088
Goldcorp, Inc.	561,100	15,933,123
Newmont Mining Corp.	57,000	2,573,550
Titanium Metals Corp.	189,400	5,589,194
		34,588,233
Paper & Forest Products - 0.2%
Abitibi-Consolidated, Inc.	863,600	2,214,549
Catalyst Paper Corp. (a)	320,200	974,880
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	119,900	2,351,239
		5,540,668
TOTAL MATERIALS		63,884,422
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	634,300	22,676,225
Wireless Telecommunication Services - 1.7%
America Movil SA de CV Series L sponsored ADR	331,200	14,976,864
American Tower Corp. Class A (a)	280,700	10,464,496
NII Holdings, Inc. (a)	141,700	9,131,148
Vivo Participacoes SA (PN) sponsored ADR	617,700	2,532,570
		37,105,078
TOTAL TELECOMMUNICATION SERVICES		59,781,303
UTILITIES - 0.5%
Electric Utilities - 0.5%
E.ON AG	17,500	2,372,475
Edison International	78,100	3,551,988
Entergy Corp.	53,500	4,939,120
		10,863,583
TOTAL COMMON STOCKS (Cost $910,625,593)		1,012,149,407
U.S. Treasury Obligations - 0.2%
	Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 4.92% 3/8/07 (e) (Cost $4,360,182)	$ 4,400,000	$ 4,362,063
Fixed-Income Funds - 43.1%
	Shares
Fidelity Floating Rate Central Fund (f)	703,100	70,731,860
Fidelity High Income Central Fund 1 (f)	802,915	80,596,646
Fidelity VIP Investment Grade Central Fund (f)	7,681,314	791,098,507
TOTAL FIXED-INCOME FUNDS (Cost $934,480,069)		942,427,013
Money Market Funds - 10.7%

Fidelity Cash Central Fund, 5.37% (b)	101,647,515	101,647,515
Fidelity Money Market Central Fund, 5.4% (b)	123,860,162	123,860,162
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	8,116,400	8,116,400
TOTAL MONEY MARKET FUNDS (Cost $233,624,077)		233,624,077
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $2,083,089,921)		2,192,562,560
NET OTHER ASSETS - (0.2)%		(5,319,575)
NET ASSETS - 100%		2,187,242,985
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
117 Dow Jones Euro Stoxx 50 Index Contracts (Germany)	March 2007	$ 6,421,044	$ 130,098
44 FTSE 100 Index Contracts (United Kingdom)	March 2007	5,356,713	36,239
185 S&P 500 Index Contracts	March 2007	66,063,500	70,763
43 TOPIX 150 Index Contracts (Japan)	March 2007	6,077,068	282,659
TOTAL EQUITY INDEX CONTRACTS		$ 83,918,325	$ 519,759
The face value of futures purchased as a percentage of net assets - 3.8%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $4,362,063.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each Fidelity Central Fund, as of the Investing Fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the Investing Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Investing Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $400,457 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aquiline Resources, Inc.	10/31/06	$ 291,182
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,336,210
Fidelity Floating Rate Central Fund	4,496,288
Fidelity High Income Central Fund 1	8,334,683
Fidelity Money Market Central Fund	6,301,988
Fidelity Securities Lending Cash Central Fund	240,704
Fidelity Ultra-Short Central Fund	2,416,641
Fidelity VIP Investment Grade Central Fund	21,567,676
Total	$ 52,694,190

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Floating Rate Central Fund	$ 46,624,748	$ 23,999,102	$ -	$ 70,731,860	3.9%
Fidelity High Income Central Fund 1	144,892,045	-	67,471,586	80,596,646	13.4%
Fidelity Ultra-Short Central Fund	91,970,264	25,002,507	116,954,780	-	0.0%
Fidelity VIP Investment Grade Central Fund	-	777,981,227*	9,983,395	791,098,507	28.3%
Total	$ 283,487,057	$ 826,982,836	$ 194,409,761	$ 942,427,013
* $652,127,185 represents the value of shares received through in-kind contributions.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	19.9%
AAA,AA,A	9.3%
BBB	7.1%
BB	3.0%
B	2.5%
CCC,CC,C	0.6%
Not Rated	1.3%
Equities	50.0%
Short-Term Investments and Net Other Assets	6.3%
100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ® ratings are not available, we have used S&P ® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.5%
Canada	3.2%
Brazil	1.9%
United Kingdom	1.7%
Switzerland	1.1%
Mexico	1.1%
France	1.1%
Others (individually less than 1%)	6.4%
100.0%
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income central funds.

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager Portfolio

VIP Asset Manager Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $8,037,690) - See accompanying schedule: Unaffiliated issuers (cost $914,985,775)	$ 1,016,511,470
Fidelity Central Funds (cost $1,168,104,146)	1,176,051,090
Total Investments (cost $2,083,089,921)		$ 2,192,562,560
Foreign currency held at value (cost $61)		41
Receivable for investments sold		9,537,679
Receivable for fund shares sold		25,184
Dividends receivable		2,305,245
Distributions receivable from Fidelity Central Funds		5,726,442
Prepaid expenses		11,118
Other receivables		212,953
Total assets		2,210,381,222

Liabilities
Payable for investments purchased	$ 12,984,196
Payable for fund shares redeemed	131,001
Accrued management fee	944,146
Distribution fees payable	13,633
Payable for daily variation on futures contracts	281,454
Other affiliated payables	290,649
Other payables and accrued expenses	376,758
Collateral on securities loaned, at value	8,116,400
Total liabilities		23,138,237

Net Assets		$ 2,187,242,985
Net Assets consist of:
Paid in capital		$ 1,957,543,992
Undistributed net investment income		61,631,634
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		58,085,674
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		109,981,685
Net Assets		$ 2,187,242,985

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($2,080,544,734 ÷ 132,399,518 shares)	$ 15.71

Service Class: Net Asset Value, offering price and redemption price per share ($24,021,037 ÷ 1,538,831 shares)	$ 15.61

Service Class 2: Net Asset Value, offering price and redemption price per share ($55,584,915 ÷ 3,593,156 shares)	$ 15.47

Investor Class: Net Asset Value, offering price and redemption price per share ($27,092,299 ÷ 1,728,660 shares)	$ 15.67

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Asset Manager Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006
Investment Income
Dividends		$ 13,631,179
Interest		15,271,508
Income from Fidelity Central Funds		52,694,190
Total income		81,596,877

Expenses
Management fee	$ 11,907,606
Transfer agent fees	1,582,034
Distribution fees	163,284
Accounting and security lending fees	834,781
Custodian fees and expenses	191,681
Independent trustees' compensation	8,726
Appreciation in deferred trustee compensation account	1,812
Audit	85,675
Legal	44,070
Miscellaneous	466,995
Total expenses before reductions	15,286,664
Expense reductions	(476,988)	14,809,676
Net investment income (loss)		66,787,201
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $38,645)	148,918,219
Fidelity Central Funds	2,909,694
Foreign currency transactions	(298,060)
Futures contracts	10,508,969
Swap agreements	(283,195)
Capital gain distributions from Fidelity Central Funds	768,131
Total net realized gain (loss)		162,523,758
Change in net unrealized appreciation (depreciation) on: Investment securities	(69,423,676)
Assets and liabilities in foreign currencies	(3,419)
Futures contracts	1,856,443
Swap agreements	(461,547)
Total change in net unrealized appreciation (depreciation)		(68,032,199)
Net gain (loss)		94,491,559
Net increase (decrease) in net assets resulting from operations		$ 161,278,760

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 66,787,201	$ 67,685,100
Net realized gain (loss)	162,523,758	73,859,634
Change in net unrealized appreciation (depreciation)	(68,032,199)	(43,876,379)
Net increase (decrease) in net assets resulting from operations	161,278,760	97,668,355
Distributions to shareholders from net investment income	(65,774,370)	(72,542,784)
Distributions to shareholders from net realized gain	-	(931,463)
Total distributions	(65,774,370)	(73,474,247)
Share transactions - net increase (decrease)	(405,651,778)	(347,778,441)
Total increase (decrease) in net assets	(310,147,388)	(323,584,333)

Net Assets
Beginning of period	2,497,390,373	2,820,974,706
End of period (including undistributed net investment income of $61,631,634 and undistributed net investment income of $63,399,938, respectively)	$ 2,187,242,985	$ 2,497,390,373
See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.04	$ 14.85	$ 14.46	$ 12.75	$ 14.51
Income from Investment Operations
Net investment income (loss) C	.44	.38	.36 F	.36	.46
Net realized and unrealized gain (loss)	.64	.21	.42	1.83	(1.69)
Total from investment operations	1.08	.59	.78	2.19	(1.23)
Distributions from net investment income	(.41)	(.39)	(.39)	(.48)	(.53)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(.41)	(.40) H	(.39)	(.48)	(.53)
Net asset value, end of period	$ 15.71	$ 15.04	$ 14.85	$ 14.46	$ 12.75
Total Return A, B	7.32%	4.04%	5.47%	17.97%	(8.73)%
Ratios to Average Net Assets D, G
Expenses before reductions	.65%	.64%	.66%	.63%	.63%
Expenses net of fee waivers, if any	.65%	.64%	.66%	.63%	.63%
Expenses net of all reductions	.63%	.63%	.65%	.62%	.61%
Net investment income (loss)	2.90%	2.60%	2.53%	2.71%	3.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,080,545	$ 2,407,113	$ 2,751,094	$ 3,011,837	$ 2,784,945
Portfolio turnover rate E	173%	44%	66%	82%	140%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distribution of $.40 per share is comprised of distributions from net investment income of $.39 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.94	$ 14.75	$ 14.37	$ 12.66	$ 14.41
Income from Investment Operations
Net investment income (loss) C	.42	.36	.34 F	.34	.44
Net realized and unrealized gain (loss)	.64	.21	.42	1.83	(1.68)
Total from investment operations	1.06	.57	.76	2.17	(1.24)
Distributions from net investment income	(.39)	(.37)	(.38)	(.46)	(.51)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(.39)	(.38) H	(.38)	(.46)	(.51)
Net asset value, end of period	$ 15.61	$ 14.94	$ 14.75	$ 14.37	$ 12.66
Total Return A, B	7.24%	3.93%	5.36%	17.91%	(8.85)%
Ratios to Average Net Assets D, G
Expenses before reductions	.76%	.74%	.77%	.74%	.74%
Expenses net of fee waivers, if any	.76%	.74%	.77%	.74%	.74%
Expenses net of all reductions	.74%	.73%	.76%	.73%	.72%
Net investment income (loss)	2.79%	2.50%	2.41%	2.59%	3.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,021	$ 29,382	$ 33,118	$ 32,087	$ 25,692
Portfolio turnover rate E	173%	44%	66%	82%	140%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distribution of $.38 per share is comprised of distributions from net investment income of $.37 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.82	$ 14.64	$ 14.27	$ 12.59	$ 14.36
Income from Investment Operations
Net investment income (loss) C	.39	.34	.32 F	.32	.41
Net realized and unrealized gain (loss)	.63	.21	.41	1.81	(1.67)
Total from investment operations	1.02	.55	.73	2.13	(1.26)
Distributions from net investment income	(.37)	(.37)	(.36)	(.45)	(.51)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(.37)	(.37) H	(.36)	(.45)	(.51)
Net asset value, end of period	$ 15.47	$ 14.82	$ 14.64	$ 14.27	$ 12.59
Total Return A, B	7.06%	3.85%	5.18%	17.66%	(9.03)%
Ratios to Average Net Assets D, G
Expenses before reductions	.92%	.90%	.93%	.91%	.90%
Expenses net of fee waivers, if any	.92%	.90%	.93%	.91%	.90%
Expenses net of all reductions	.90%	.89%	.92%	.89%	.88%
Net investment income (loss)	2.64%	2.34%	2.25%	2.43%	3.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,585	$ 51,574	$ 36,763	$ 22,456	$ 16,367
Portfolio turnover rate E	173%	44%	66%	82%	140%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distribution of $.37 per share is comprised of distributions from net investment income of $.365 and distributions from net realized gain of $.005 per share.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.03	$ 14.63
Income from Investment Operations
Net investment income (loss) E	.42	.16
Net realized and unrealized gain (loss)	.63	.24
Total from investment operations	1.05	.40
Distributions from net investment income	(.41)	-
Net asset value, end of period	$ 15.67	$ 15.03
Total Return B, C, D	7.16%	2.73%
Ratios to Average Net Assets F, I
Expenses before reductions	.78%	.82% A
Expenses net of fee waivers, if any	.78%	.82% A
Expenses net of all reductions	.76%	.81% A
Net investment income (loss)	2.77%	2.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,092	$ 9,322
Portfolio turnover rate G	173%	44% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager Portfolio

VIP Asset Manager: Growth Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Asset Manager: Growth - Initial Class	6.99%	4.18%	5.36%
VIP Asset Manager: Growth - Service Class A	6.93%	4.09%	5.23%
VIP Asset Manager: Growth - Service Class 2 B	6.64%	3.87%	5.10%
VIP Asset Manager: Growth - Investor Class C	6.80%	4.13%	5.34%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager: Growth Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

VIP Asset Manager: Growth Portfolio

Management's Discussion of Fund Performance

Comments from Richard Habermann and Ford O'Neil, Co-Managers of VIP Asset Manager: Growth Portfolio

It was a positive year for stocks around the globe and for investment-grade and high-yield bonds in the United States. International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending December 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors in foreign stocks. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 26.53% during that time. This marked the fifth year in a row that the MSCI EAFE outperformed the Standard & Poor's 500SM Index, a popular barometer of the U.S. equity market, which returned 15.79% in 2006. In the domestic debt markets, high yield outperformed high quality. Junk bonds' lower sensitivity to interest rate movements and investors' thirst for higher yields drove the Merrill Lynch® U.S. High Yield Master II Constrained Index up 10.76%. Investment-grade bonds rallied in the second half of the year but performed less than half as well as their riskier counterparts, finishing with a 4.33% return as measured by the Lehman Brothers® Aggregate Bond Index.

During the past year, the fund trailed the 12.05% gain of the Fidelity Asset Manager: Growth Composite Index. (For specific portfolio performance results, please refer to the performance section of this report.) Asset allocation provided a big boost relative to the Composite index, and the fund also enjoyed favorable security selection within fixed income. Unfortunately, these gains were overwhelmed by a weak showing from the fund's equities during the late spring and early summer, when the market stumbled. Favoring equities and high-yield securities relative to investment-grade debt in the first half of the period contributed significantly relative to the index. Within equities, having exposure to foreign stocks helped, as overseas markets beat their U.S. counterparts. Unfortunately, subpar security selection in the fund's international equity component curbed relative performance in the second half of the period. (On July 1, the equity component (70%) of the Composite benchmark changed from the S&P 500® to a 60%/10% mix of the Dow Jones Wilshire 5000 Composite IndexSM (DJW 5000) and the MSCI EAFE index, respectively. The change was intended to better reflect the fund's investments in U.S. and foreign stocks.) The U.S. equity portion of the fund trailed the blended domestic benchmark (S&P 500/DJW 5000) by a wide margin. We lost a lot of ground during the May-June market correction when several cyclical and growth companies we emphasized - including many smaller-cap names - were particularly hard hit. For the year, we had disappointing results in financials, health care, technology and energy, with security and market selection generally working against us in each case. Detractors included Neurocrine Biosciences, aerospace composites maker Hexcel, semiconductor stocks Trident Microsystems and Broadcom, and oil/gas producer EOG Resources. Conversely, overweightings and good stock picking in materials and telecommunication services helped offset some of our losses. Contributors included biotechnology firm Celgene, copper producer Phelps Dodge and specialty metals maker Allegheny Technologies. Some of the stocks just mentioned were no longer in the portfolio at period end. In fixed income, we benefited from good security selection, and our high-yield, investment-grade and floating-rate central fund holdings comfortably outpaced the Lehman Brothers index. The cash portion of the fund also topped its benchmark. As a reminder, in late June, we expanded our use of central funds in managing the fund's fixed-income investments, transitioning its investment-grade bond assets to VIP Investment Grade Central Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Asset Manager: Growth Portfolio

VIP Asset Manager: Growth Portfolio

Investment Changes

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each Fidelity Central Fund.

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	2.4	1.9
Exxon Mobil Corp.	2.1	1.8
American International Group, Inc.	1.8	0.9
AT&T, Inc.	1.5	1.2
UnitedHealth Group, Inc.	1.4	1.1
Altria Group, Inc.	1.2	0.9
Prudential Financial, Inc.	1.2	1.1
Monsanto Co.	1.2	0.9
Valero Energy Corp.	1.2	1.5
Schlumberger Ltd. (NY Shares)	1.2	0.8
	15.2
Market Sectors as of December 31, 2006
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	12.1	11.2
Energy	10.1	7.5
Information Technology	8.6	5.2
Industrials	7.8	6.6
Consumer Discretionary	6.9	5.7
Health Care	6.7	13.0
Telecommunication Services	4.0	2.8
Materials	4.0	2.2
Consumer Staples	3.8	9.7
Utilities	0.7	0.1
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stock Class and Equity Futures 70.5%		Stock Class and Equity Futures 69.7%
	Bond Class 28.6%		Bond Class 26.4%
	Short-Term Class 0.9%		Short-Term Class 3.9%
* Foreign investments	19.7%	** Foreign investments	14.7%

Asset allocations in the pie chart reflect the categorization of assets as defined in the fund's prospectus in effect as of the time period indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

For an unaudited list of holdings for each Fidelity Equity and Fixed-Income Central Fund, visit advisor.fidelity.com. The reports are located just after the Fund's financial statements and quarterly reports.

Annual Report

VIP Asset Manager: Growth Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 64.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.9%
Automobiles - 0.3%
Fiat Spa (a)	15,600	$ 297,970
Renault SA	3,300	396,456
		694,426
Diversified Consumer Services - 0.3%
Apollo Group, Inc. Class A (a)	17,900	697,563
Hotels, Restaurants & Leisure - 1.7%
Hilton Hotels Corp.	19,900	694,510
International Game Technology	10,800	498,960
Marriott International, Inc. Class A	15,200	725,344
McDonald's Corp.	34,000	1,507,220
Melco PBL Entertainment (Macau) Ltd. sponsored ADR	1,400	29,764
Vail Resorts, Inc. (a)	8,300	372,006
		3,827,804
Household Durables - 0.2%
Koninklijke Philips Electronics NV	9,100	341,978
Internet & Catalog Retail - 0.5%
Priceline.com, Inc. (a)	8,500	370,685
Submarino SA	23,700	765,411
		1,136,096
Media - 2.3%
Comcast Corp. Class A (special)	46,300	1,939,044
NTL, Inc.	12,850	324,334
Pearson PLC	20,300	306,737
Reed Elsevier NV	18,800	320,671
SES Global SA FDR unit	24,537	427,597
Time Warner, Inc.	90,000	1,960,200
		5,278,583
Multiline Retail - 1.2%
Federated Department Stores, Inc.	15,000	571,950
KarstadtQuelle AG (a)	9,100	263,823
Kohl's Corp. (a)	19,200	1,313,856
Saks, Inc.	39,600	705,672
		2,855,301
Textiles, Apparel & Luxury Goods - 0.4%
Crocs, Inc. (d)	23,800	1,028,160
TOTAL CONSUMER DISCRETIONARY		15,859,911
CONSUMER STAPLES - 3.8%
Beverages - 0.1%
Pernod Ricard SA	1,200	275,658
Food & Staples Retailing - 0.4%
Kroger Co.	27,500	634,425
Tesco PLC	43,400	343,829
		978,254
Food Products - 0.5%
Cresud S.A.C.I.F. y A. sponsored ADR	11,600	203,000
Kellogg Co.	300	15,018

	Shares	Value (Note 1)
Nestle SA sponsored ADR	5,300	$ 471,700
Nutreco Holding NV	3,900	254,298
Saskatchewan Wheat Pool, Inc. (a)	17,000	129,322
		1,073,338
Household Products - 0.6%
Procter & Gamble Co.	21,100	1,356,097
Personal Products - 0.6%
Avon Products, Inc.	29,100	961,464
Bare Escentuals, Inc.	12,500	388,375
		1,349,839
Tobacco - 1.6%
Altria Group, Inc.	33,000	2,832,060
Philip Morris CR AS	300	156,099
Reynolds American, Inc.	10,500	687,435
		3,675,594
TOTAL CONSUMER STAPLES		8,708,780
ENERGY - 10.1%
Energy Equipment & Services - 3.2%
Compagnie Generale de Geophysique SA (a)(d)	800	173,421
GlobalSantaFe Corp.	5,600	329,168
Noble Corp.	9,600	731,040
Oceaneering International, Inc. (a)	16,100	639,170
Schlumberger Ltd. (NY Shares)	42,700	2,696,932
Transocean, Inc. (a)	26,700	2,159,763
W-H Energy Services, Inc. (a)	7,400	360,306
Weatherford International Ltd. (a)	8,100	338,499
		7,428,299
Oil, Gas & Consumable Fuels - 6.9%
Canadian Natural Resources Ltd.	7,700	410,425
Chesapeake Energy Corp.	7,600	220,780
Chevron Corp.	14,800	1,088,244
China Coal Energy Co. Ltd. (H Shares)	19,000	12,336
DMCI Holdings, Inc.	350,000	43,527
EOG Resources, Inc.	36,200	2,260,690
Exxon Mobil Corp.	64,000	4,904,320
NuVista Energy Ltd. (a)	8,400	93,654
Petroplus Holdings AG	12,900	783,133
ProEx Energy Ltd. (a)	10,000	110,206
Quicksilver Resources, Inc. (a)	3,800	139,042
Semirara Mining Corp.	139,000	51,718
Suncor Energy, Inc.	3,300	259,783
Teekay Offshore Partners LP (a)	1,000	26,360
Ultra Petroleum Corp. (a)	55,900	2,669,225
Valero Energy Corp.	52,800	2,701,248
Venoco, Inc.	8,000	140,480
		15,915,171
TOTAL ENERGY		23,343,470
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 12.1%
Capital Markets - 2.6%
Goldman Sachs Group, Inc.	13,000	$ 2,591,550
Lazard Ltd. Class A	14,000	662,760
Merrill Lynch & Co., Inc.	13,400	1,247,540
Morgan Stanley	17,600	1,433,168
Pampa Holding SA (a)	65,000	48,555
		5,983,573
Commercial Banks - 2.3%
Banco Bradesco SA (PN) sponsored ADR (non-vtg.)	37,400	1,509,090
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.) (d)	21,000	759,150
Bank of China (H Shares)	187,000	102,656
Industrial & Commercial Bank of China	36,000	22,355
Raiffeisen International Bank Holding AG	3,900	594,736
Uniao de Bancos Brasileiros SA (Unibanco) GDR	24,500	2,277,520
		5,265,507
Diversified Financial Services - 0.7%
Bank of America Corp.	27,900	1,489,581
Insurance - 3.9%
American International Group, Inc.	59,100	4,235,106
Benfield Group PLC	45,900	321,383
MetLife, Inc.	28,500	1,681,785
Prudential Financial, Inc.	32,400	2,781,864
		9,020,138
Real Estate Investment Trusts - 2.4%
Equity Office Properties Trust	25,300	1,218,701
Equity Residential (SBI)	20,000	1,015,000
Host Hotels & Resorts, Inc.	28,500	699,675
Simon Property Group, Inc.	7,500	759,675
SL Green Realty Corp.	5,700	756,846
Vornado Realty Trust	9,400	1,142,100
		5,591,997
Real Estate Management & Development - 0.2%
Icade SA	3,561	224,954
Inversiones y Representaciones SA sponsored GDR (a)	12,300	207,993
		432,947
TOTAL FINANCIALS		27,783,743
HEALTH CARE - 6.7%
Biotechnology - 2.0%
Actelion Ltd. (Reg.) (a)	1,459	320,778
Celgene Corp. (a)	40,400	2,324,212
Genentech, Inc. (a)	6,800	551,684
Gilead Sciences, Inc. (a)	21,200	1,376,516
		4,573,190

	Shares	Value (Note 1)
Health Care Equipment & Supplies - 0.5%
Hologic, Inc. (a)	17,000	$ 803,760
Synthes, Inc.	3,096	369,046
		1,172,806
Health Care Providers & Services - 1.8%
Brookdale Senior Living, Inc.	20,400	979,200
UnitedHealth Group, Inc.	58,300	3,132,459
		4,111,659
Health Care Technology - 0.3%
Cerner Corp. (a)	14,600	664,300
Pharmaceuticals - 2.1%
Allergan, Inc.	6,300	754,362
Elan Corp. PLC sponsored ADR (a)	78,400	1,156,400
Merck & Co., Inc.	56,500	2,463,400
Novartis AG sponsored ADR	10,500	603,120
		4,977,282
TOTAL HEALTH CARE		15,499,237
INDUSTRIALS - 7.8%
Aerospace & Defense - 0.9%
DRS Technologies, Inc.	14,700	774,396
General Dynamics Corp.	19,200	1,427,520
		2,201,916
Airlines - 1.1%
AMR Corp. (a)	36,800	1,112,464
TAM SA (PN) sponsored ADR (ltd. vtg.)	12,000	360,120
US Airways Group, Inc. (a)	19,000	1,023,150
		2,495,734
Commercial Services & Supplies - 0.1%
Monster Worldwide, Inc. (a)	7,400	345,136
Construction & Engineering - 1.2%
Fluor Corp.	16,700	1,363,555
Foster Wheeler Ltd. (a)	23,900	1,317,846
		2,681,401
Electrical Equipment - 0.6%
ABB Ltd. sponsored ADR	41,500	746,170
Alstom SA (a)	5,300	718,598
		1,464,768
Industrial Conglomerates - 2.7%
General Electric Co.	145,200	5,402,893
McDermott International, Inc. (a)	14,700	747,642
		6,150,535
Machinery - 0.4%
Atlas Copco AB (A Shares)	3,800	127,671
Bucher Holding AG	1,060	115,048
CNH Global NV	8,200	223,860
Deere & Co.	4,300	408,801
		875,380
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp.	21,600	$ 1,594,296
Transportation Infrastructure - 0.1%
Flughafen Wien AG	2,600	255,379
TOTAL INDUSTRIALS		18,064,545
INFORMATION TECHNOLOGY - 8.6%
Communications Equipment - 2.5%
Acme Packet, Inc.	18,800	388,032
Alcatel-Lucent SA sponsored ADR	53,100	755,082
Cisco Systems, Inc. (a)	76,600	2,093,478
Research In Motion Ltd. (a)	17,600	2,248,928
Sandvine Corp.	226,900	373,292
		5,858,812
Computers & Peripherals - 0.8%
Apple Computer, Inc. (a)	9,800	831,432
Network Appliance, Inc. (a)	27,100	1,064,488
		1,895,920
Electronic Equipment & Instruments - 0.0%
IPG Photonics Corp.	2,400	57,600
Internet Software & Services - 1.1%
Akamai Technologies, Inc. (a)	14,200	754,304
Google, Inc. Class A (sub. vtg.) (a)	4,000	1,841,920
		2,596,224
IT Services - 1.3%
Cognizant Technology Solutions Corp. Class A (a)	16,300	1,257,708
First Data Corp.	29,400	750,288
Infosys Technologies Ltd. sponsored ADR	16,200	883,872
		2,891,868
Office Electronics - 0.1%
Neopost SA	900	113,055
Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	38,300	775,575
Spansion, Inc. Class A	65,700	976,302
Tessera Technologies, Inc. (a)	21,400	863,276
Trident Microsystems, Inc. (a)	70,600	1,283,508
		3,898,661
Software - 1.1%
BEA Systems, Inc. (a)	70,900	891,922
Nintendo Co. Ltd.	1,200	311,466
Nintendo Co. Ltd. ADR	18,600	604,500
Oracle Corp. (a)	41,900	718,166
		2,526,054
TOTAL INFORMATION TECHNOLOGY		19,838,194

	Shares	Value (Note 1)
MATERIALS - 4.0%
Chemicals - 1.5%
Lanxess AG (a)	7,200	$ 403,791
Monsanto Co.	51,500	2,705,295
Syngenta AG sponsored ADR	6,400	237,696
		3,346,782
Metals & Mining - 2.2%
Allegheny Technologies, Inc.	13,000	1,178,840
Aquiline Resources, Inc. (a)	6,800	43,039
Aquiline Resources, Inc. (a)(g)	8,600	48,989
Gold Fields Ltd. sponsored ADR	12,100	228,448
Goldcorp, Inc.	83,900	2,382,443
Newmont Mining Corp.	6,700	302,505
Titanium Metals Corp.	28,000	826,280
		5,010,544
Paper & Forest Products - 0.3%
Abitibi-Consolidated, Inc.	105,000	269,254
Catalyst Paper Corp. (a)	38,900	118,435
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	18,000	352,980
		740,669
TOTAL MATERIALS		9,097,995
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	95,100	3,399,825
Qwest Communications International, Inc. (a)	34,900	292,113
		3,691,938
Wireless Telecommunication Services - 2.4%
America Movil SA de CV Series L sponsored ADR	49,600	2,242,912
American Tower Corp. Class A (a)	42,100	1,569,488
NII Holdings, Inc. (a)	22,300	1,437,012
Vivo Participacoes SA (PN) sponsored ADR	92,700	380,070
		5,629,482
TOTAL TELECOMMUNICATION SERVICES		9,321,420
UTILITIES - 0.7%
Electric Utilities - 0.7%
E.ON AG	2,100	284,697
Edison International	11,500	523,020
Entergy Corp.	8,000	738,560
		1,546,277
TOTAL COMMON STOCKS (Cost $134,241,808)		149,063,572
U.S. Treasury Obligations - 0.3%
	Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 4.92% 3/8/07 (e) (Cost $743,212)	$ 750,000	$ 743,534
Fixed-Income Funds - 27.8%
	Shares
Fidelity Floating Rate Central Fund (f)	70,521	7,094,413
Fidelity High Income Central Fund 1 (f)	52,411	5,260,980
Fidelity VIP Investment Grade Central Fund (f)	501,567	51,656,430
TOTAL FIXED-INCOME FUNDS (Cost $63,034,863)		64,011,823
Money Market Funds - 8.0%

Fidelity Cash Central Fund, 5.37% (b)	16,466,596	16,466,596
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	1,847,190	1,847,190
TOTAL MONEY MARKET FUNDS (Cost $18,313,786)		18,313,786
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $216,333,669)		232,132,715
NET OTHER ASSETS - (0.8)%		(1,846,595)
NET ASSETS - 100%		$ 230,286,120
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
77 Dow Jones Euro Stoxx 50 Index Contracts (Germany)	March 2007	$ 4,225,815	$ 85,630
29 FTSE 100 Index Contracts (United Kingdom)	March 2007	3,530,561	23,885
6 S&P 500 Index Contracts	March 2007	2,142,600	2,295
27 TOPIX 150 Index Contracts (Japan)	March 2007	3,815,834	177,479
TOTAL EQUITY INDEX CONTRACTS		$ 13,714,810	$ 289,289

The face value of futures purchased as a percentage of net assets - 6.0%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $743,534.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each Fidelity Central Fund, as of the Investing Fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the Investing Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, each Fidelity Central Fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $48,989 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aquiline Resources, Inc.	10/31/06	$ 35,621
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,093,930
Fidelity Floating Rate Central Fund	477,296
Fidelity High Income Central Fund 1	1,020,540
Fidelity Securities Lending Cash Central Fund	32,398
Fidelity Ultra-Short Central Fund	85,552
Fidelity VIP Investment Grade Central Fund	1,374,710
Total	$ 4,084,426

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Floating Rate Central Fund	$ 4,991,240	$ 4,499,921	$ 2,400,201	$ 7,094,413	0.4%
Fidelity High Income Central Fund 1	22,060,795	-	16,996,919	5,260,980	0.9%
Fidelity Ultra-Short Central Fund	2,799,003	3,000,317	5,799,059	-	0.0%
Fidelity VIP Investment Grade Central Fund	-	50,252,351*	-	51,656,430	1.9%
Total	$ 29,851,038	$ 57,752,589	$ 25,196,179	$ 64,011,823
* $36,336,844 represents the value of shares received through in-kind contributions.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	12.2%
AAA,AA,A	6.1%
BBB	4.2%
BB	2.3%
B	1.9%
CCC,CC,C	0.4%
Not Rated	1.0%
Equities	70.6%
Short-Term Investments and Net Other Assets	1.3%
100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.3%
Canada	4.2%
Brazil	2.8%
France	1.4%
Mexico	1.3%
United Kingdom	1.3%
Switzerland	1.2%
Netherlands Antilles	1.2%
Bermuda	1.1%
Others (individually less than 1%)	5.2%
100.0%
Income Tax Information

At December 31, 2006, the fund had a capital loss carryforward of approximately $39,474,862 of which $19,718,609, $11,142,366 and $8,613,887 will expire on December 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager: Growth Portfolio

VIP Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $1,811,835) - See accompanying schedule: Unaffiliated issuers (cost $134,985,020)	$ 149,807,106
Fidelity Central Funds (cost $81,348,649)	82,325,609
Total Investments (cost $216,333,669)		$ 232,132,715
Cash		10,039
Receivable for investments sold		1,415,010
Receivable for fund shares sold		1,467
Dividends receivable		237,189
Distributions receivable from Fidelity Central Funds		453,009
Prepaid expenses		1,179
Other receivables		18,265
Total assets		234,268,873

Liabilities
Payable for investments purchased	$ 1,854,011
Payable for fund shares redeemed	15,396
Accrued management fee	109,439
Distribution fees payable	1,714
Payable for daily variation on futures contracts	37,722
Other affiliated payables	23,669
Other payables and accrued expenses	93,612
Collateral on securities loaned, at value	1,847,190
Total liabilities		3,982,753

Net Assets		$ 230,286,120
Net Assets consist of:
Paid in capital		$ 249,193,866
Undistributed net investment income		4,929,195
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(39,925,025)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		16,088,084
Net Assets		$ 230,286,120

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($212,221,981 ÷ 15,603,785 shares)	$ 13.60

Service Class: Net Asset Value, offering price and redemption price per share ($4,976,858 ÷ 368,517 shares)	$ 13.51

Service Class 2: Net Asset Value, offering price and redemption price per share ($6,205,299 ÷ 462,348 shares)	$ 13.42

Investor Class: Net Asset Value, offering price and redemption price per share ($6,881,982 ÷ 507,507 shares)	$ 13.56

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 2,048,217
Interest		659,204
Income from Fidelity Central Funds		4,084,426
Total income		6,791,847

Expenses
Management fee	$ 1,402,940
Transfer agent fees	182,217
Distribution fees	20,528
Accounting and security lending fees	115,934
Custodian fees and expenses	80,703
Independent trustees' compensation	941
Registration fees	97
Audit	73,574
Legal	6,358
Interest	1,432
Miscellaneous	61,907
Total expenses before reductions	1,946,631
Expense reductions	(97,007)	1,849,624
Net investment income (loss)		4,942,223
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $10,056)	18,896,624
Fidelity Central Funds	448,764
Foreign currency transactions	(60,155)
Futures contracts	1,105,454
Swap agreements	(23,873)
Capital gain distributions from Fidelity Central Funds	50,157
Total net realized gain (loss)		20,416,971
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $5,890)	(8,784,871)
Assets and liabilities in foreign currencies	963
Futures contracts	438,161
Swap agreements	(5,504)
Total change in net unrealized appreciation (depreciation)		(8,351,251)
Net gain (loss)		12,065,720
Net increase (decrease) in net assets resulting from operations		$ 17,007,943

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,942,223	$ 5,539,180
Net realized gain (loss)	20,416,971	10,457,059
Change in net unrealized appreciation (depreciation)	(8,351,251)	(6,151,309)
Net increase (decrease) in net assets resulting from operations	17,007,943	9,844,930
Distributions to shareholders from net investment income	(5,395,505)	(7,156,575)
Share transactions - net increase (decrease)	(55,081,737)	(47,376,524)
Total increase (decrease) in net assets	(43,469,299)	(44,688,169)

Net Assets
Beginning of period	273,755,419	318,443,588
End of period (including undistributed net investment income of $4,929,195 and undistributed net investment income of $5,885,132, respectively)	$ 230,286,120	$ 273,755,419

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.97	$ 12.78	$ 12.33	$ 10.33	$ 12.56
Income from Investment Operations
Net investment income (loss) C	.26	.24	.26 F	.26	.32
Net realized and unrealized gain (loss)	.63	.25	.47	2.06	(2.23)
Total from investment operations	.89	.49	.73	2.32	(1.91)
Distributions from net investment income	(.26)	(.30)	(.28)	(.32)	(.32)
Net asset value, end of period	$ 13.60	$ 12.97	$ 12.78	$ 12.33	$ 10.33
Total Return A, B	6.99%	3.89%	5.98%	23.34%	(15.53)%
Ratios to Average Net Assets D, G
Expenses before reductions	.77%	.74%	.75%	.73%	.73%
Expenses net of fee waivers, if any	.77%	.74%	.75%	.73%	.73%
Expenses net of all reductions	.73%	.72%	.74%	.72%	.69%
Net investment income (loss)	2.01%	1.93%	2.15%	2.33%	2.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 212,222	$ 260,968	$ 306,137	$ 335,285	$ 284,298
Portfolio turnover rate E	233%	43%	57%	65%	149%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.88	$ 12.69	$ 12.25	$ 10.27	$ 12.47
Income from Investment Operations
Net investment income (loss) C	.25	.23	.25 F	.24	.30
Net realized and unrealized gain (loss)	.63	.24	.46	2.05	(2.20)
Total from investment operations	.88	.47	.71	2.29	(1.90)
Distributions from net investment income	(.25)	(.28)	(.27)	(.31)	(.30)
Net asset value, end of period	$ 13.51	$ 12.88	$ 12.69	$ 12.25	$ 10.27
Total Return A, B	6.93%	3.79%	5.85%	23.15%	(15.54)%
Ratios to Average Net Assets D, G
Expenses before reductions	.87%	.84%	.88%	.85%	.84%
Expenses net of fee waivers, if any	.87%	.84%	.88%	.85%	.84%
Expenses net of all reductions	.83%	.82%	.87%	.84%	.80%
Net investment income (loss)	1.91%	1.83%	2.02%	2.21%	2.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,977	$ 5,604	$ 5,907	$ 6,692	$ 6,105
Portfolio turnover rate E	233%	43%	57%	65%	149%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.81	$ 12.61	$ 12.19	$ 10.21	$ 12.43
Income from Investment Operations
Net investment income (loss) C	.22	.20	.22 F	.22	.28
Net realized and unrealized gain (loss)	.62	.25	.46	2.05	(2.21)
Total from investment operations	.84	.45	.68	2.27	(1.93)
Distributions from net investment income	(.23)	(.25)	(.26)	(.29)	(.29)
Net asset value, end of period	$ 13.42	$ 12.81	$ 12.61	$ 12.19	$ 10.21
Total Return A, B	6.64%	3.65%	5.63%	23.03%	(15.83)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.05%	1.03%	1.06%	1.05%	1.03%
Expenses net of fee waivers, if any	1.05%	1.03%	1.06%	1.05%	1.03%
Expenses net of all reductions	1.02%	1.02%	1.05%	1.04%	.99%
Net investment income (loss)	1.73%	1.64%	1.84%	2.01%	2.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,205	$ 5,854	$ 6,399	$ 6,694	$ 4,044
Portfolio turnover rate E	233%	43%	57%	65%	149%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.96	$ 12.60
Income from Investment Operations
Net investment income (loss) E	.24	.10
Net realized and unrealized gain (loss)	.63	.26
Total from investment operations	.87	.36
Distributions from net investment income	(.27)	-
Net asset value, end of period	$ 13.56	$ 12.96
Total Return B, C, D	6.80%	2.86%
Ratios to Average Net Assets F, I
Expenses before reductions	.92%	.96% A
Expenses net of fee waivers, if any	.92%	.96% A
Expenses net of all reductions	.89%	.94% A
Net investment income (loss)	1.86%	1.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,882	$ 1,330
Portfolio turnover rate G	233%	43%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager: Growth Portfolio

VIP Balanced Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Balanced - Initial Class	11.78%	6.03%	6.61%
VIP Balanced - Service Class A	11.64%	5.92%	6.49%
VIP Balanced - Service Class 2 B	11.50%	5.75%	6.38%
VIP Balanced - Investor Class C	11.56%	5.97%	6.58%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Balanced Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®)performed over the same period.

Annual Report

VIP Balanced Portfolio

Management's Discussion of Fund Performance

Comments from Larry Rakers and Ford O'Neil, Co-Portfolio Managers of VIP Balanced Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

During the year, the fund did slightly better than the 11.12% return of the Fidelity Balanced 60/40 Composite Index. (For specific portfolio performance results, please refer to the performance section of this report.) The fund's equity and fixed-income holdings once again outperformed their respective components in the Fidelity Balanced Composite index, and we remained overweighted in stocks and underweighted in investment grade bonds, which helped performance. Versus the S&P 500®, which accounts for 60% of the Composite benchmark, stock selection was especially helpful in information technology and materials, while our picks in energy and financials held back the fund's gains. In the fixed-income subportfolio, our results versus the Lehman Brothers® Aggregate Bond Index, which makes up the other 40% of the Composite index, were helped by both the fund's investment-grade holdings and a small stake in high-yield bonds. The top two equity contributors were semiconductor stocks. A negligible position in poorly performing index component Intel and an overweighted stake in Freescale Semiconductor, which was acquired during the period, boosted our results. Other contributors included Canadian nickel miner Falconbridge, another takeover target, and video game maker Nintendo. On the negative side, not owning major index component Exxon Mobil held back our results because the stock beat the S&P 500. Drilling rig parts manufacturer National-Oilwell Varco further undermined the fund's performance, as did reinsurance provider Scottish Re Group. Among our investment-grade fixed-income holdings, security selection in the corporate sector - particularly within industrials - provided the biggest boost versus the Lehman Brothers index. Secondarily, sector selection had a positive impact, fueled by an emphasis on high-quality, higher-yielding securitized products such as asset-backed securities and collateralized mortgage obligations. Our yield-curve positioning aided performance as well. Conversely, a small stake in Treasury Inflation-Protected Securities - which performed poorly and are not included in the index - curbed the subportfolio's gains. As I mentioned six months ago, in late June I began using a new structure to manage the fund's investment-grade bond assets. This structure uses VIP Investment Grade Central Fund - a mutual fund shared by this and other VIP Portfolios - as a vehicle to invest in this particular sector of the bond market, rather than holding individual securities directly.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Balanced Portfolio

VIP Balanced Portfolio

Investment Changes

Top Five Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
National Oilwell Varco, Inc.	1.7	1.8
General Electric Co.	1.1	1.3
Altria Group, Inc.	1.1	1.0
JPMorgan Chase & Co.	1.1	1.0
Bank of America Corp.	1.0	1.0
	6.0
Top Five Bond Issuers as of December 31, 2006
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	8.0	9.2
U.S. Treasury Obligations	4.6	6.3
Freddie Mac	2.0	1.4
Government National Mortgage Association	0.7	0.2
CS First Boston Mortgage Backed Securities Trust	0.3	0.2
	15.6
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.5	15.5
Information Technology	9.3	9.9
Energy	8.4	8.7
Industrials	8.3	8.9
Consumer Discretionary	6.8	6.5
Asset Allocation (% of fund's net assets)
As of December 31, 2006*		As of June 30, 2006**
	Stocks 64.1%		Stocks 65.3%
	Bonds 32.6%		Bonds 30.4%
	Short-Term Investments and Net Other Assets 3.3%		Short-Term Investments and Net Other Assets 4.3%
* Foreign investments	10.8%	** Foreign investments	10.8%

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.

For an unaudited list of holdings for each fixed-income central fund, visit advisor.fidelity.com.

Annual Report

VIP Balanced Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 64.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.0%
Auto Components - 0.1%
American Axle & Manufacturing Holdings, Inc.	2,800	$ 53,172
Gentex Corp.	17,500	272,300
		325,472
Automobiles - 0.1%
Coachmen Industries, Inc.	13,100	144,100
DaimlerChrysler AG	1,700	104,397
Renault SA	1,100	132,152
		380,649
Diversified Consumer Services - 0.2%
Apollo Group, Inc. Class A (a)	10,700	416,979
Carriage Services, Inc. Class A	12,700	64,643
Service Corp. International	35,900	367,975
Weight Watchers International, Inc.	1,200	63,036
		912,633
Hotels, Restaurants & Leisure - 1.0%
Aristocrat Leisure Ltd.	5,300	66,523
Carnival Corp. unit	6,500	318,825
Gaylord Entertainment Co. (a)	6,000	305,580
Greek Organization of Football Prognostics SA	7,300	282,185
McDonald's Corp.	34,700	1,538,251
OSI Restaurant Partners, Inc.	8,800	344,960
Royal Caribbean Cruises Ltd.	10,300	426,214
Six Flags, Inc.	4,200	22,008
Vail Resorts, Inc. (a)	6,300	282,366
WMS Industries, Inc. (a)	14,000	488,040
Yum! Brands, Inc.	5,200	305,760
		4,380,712
Household Durables - 0.8%
Champion Enterprises, Inc. (a)	11,300	105,768
Cyrela Brazil Realty SA	42,000	400,047
D.R. Horton, Inc.	8,100	214,569
Fortune Brands, Inc.	1,800	153,702
Furniture Brands International, Inc.	8,500	137,955
Interface, Inc. Class A (a)	20,125	286,178
La-Z-Boy, Inc. (e)	18,400	218,408
Leggett & Platt, Inc.	14,459	345,570
Sealy Corp., Inc.	6,900	101,775
Snap-On, Inc.	1,300	61,932
Sony Corp. sponsored ADR	10,900	466,847
Standard Pacific Corp.	7,100	190,209
The Stanley Works	6,500	326,885
Whirlpool Corp.	7,200	597,744
		3,607,589

	Shares	Value (Note 1)
Leisure Equipment & Products - 0.1%
Eastman Kodak Co.	12,400	$ 319,920
MarineMax, Inc. (a)	10,654	276,258
		596,178
Media - 1.8%
Clear Channel Outdoor Holding, Inc. Class A (a)	14,242	397,494
DreamWorks Animation SKG, Inc. Class A (a)	9,000	265,410
EchoStar Communications Corp. Class A (a)	9,342	355,276
Grupo Televisa SA de CV (CPO) sponsored ADR	6,700	180,967
Lamar Advertising Co. Class A (a)	9,800	640,822
Liberty Global, Inc.:
Class A (a)	10,500	306,075
Class C (a)	900	25,200
Live Nation, Inc. (a)	55,020	1,232,448
McGraw-Hill Companies, Inc.	5,400	367,308
Naspers Ltd. Class N sponsored ADR	8,700	208,539
News Corp. Class A	9,000	193,320
NTL, Inc.	22,813	575,800
Omnicom Group, Inc.	2,800	292,712
R.H. Donnelley Corp.	4,600	288,558
Radio One, Inc. Class D (non-vtg.) (a)	9,900	66,726
Salem Communications Corp. Class A	3,091	36,937
Time Warner, Inc.	108,300	2,358,774
Viacom, Inc. Class B (non-vtg.) (a)	5,500	225,665
		8,018,031
Multiline Retail - 0.7%
Family Dollar Stores, Inc.	20,800	610,064
Federated Department Stores, Inc.	14,700	560,511
Fred's, Inc. Class A	19,500	234,780
JCPenney Co., Inc.	5,000	386,800
Saks, Inc.	9,000	160,380
Sears Holdings Corp. (a)	3,400	570,962
Target Corp.	4,100	233,905
Tuesday Morning Corp.	15,986	248,582
		3,005,984
Specialty Retail - 1.1%
Aeropostale, Inc. (a)	8,200	253,134
Best Buy Co., Inc.	3,950	194,301
DCM Japan Holdings Co. Ltd. (a)	25,200	259,303
Eddie Bauer Holdings, Inc. (a)	14,500	131,370
Gamestop Corp. Class B (a)	11,700	640,692
Hibbett Sporting Goods, Inc. (a)	6,200	189,286
Home Depot, Inc.	22,400	899,584
OfficeMax, Inc.	6,700	332,655
Pacific Sunwear of California, Inc. (a)	15,000	293,700
PETsMART, Inc.	13,300	383,838
RadioShack Corp.	17,800	298,684
Sally Beauty Holdings, Inc. (a)	10,520	82,056
Staples, Inc.	16,100	429,870
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	9,400	$ 268,088
Williams-Sonoma, Inc.	2,200	69,168
		4,725,729
Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc. (a)	1,300	30,706
NIKE, Inc. Class B	2,100	207,963
		238,669
TOTAL CONSUMER DISCRETIONARY		26,191,646
CONSUMER STAPLES - 4.1%
Beverages - 0.2%
Anadolu Efes Biracilk Ve Malt Sanyii AS	3,000	92,723
Fomento Economico Mexicano SA de CV sponsored ADR	2,800	324,128
Pernod Ricard SA	200	45,943
Remy Cointreau SA	1,800	116,442
SABMiller PLC	13,800	317,579
		896,815
Food & Staples Retailing - 0.9%
CVS Corp.	23,600	729,476
Kroger Co.	13,700	316,059
Rite Aid Corp.	58,800	319,872
Safeway, Inc.	16,500	570,240
Sysco Corp.	8,200	301,432
Wal-Mart de Mexico SA de CV Series V	54,100	238,163
Wal-Mart Stores, Inc.	27,400	1,265,332
Walgreen Co.	8,600	394,654
		4,135,228
Food Products - 0.7%
Bunge Ltd.	5,000	362,550
Chiquita Brands International, Inc.	16,900	269,893
Corn Products International, Inc.	17,180	593,397
General Mills, Inc.	6,600	380,160
Global Bio-Chem Technology Group Co. Ltd.	290,000	97,682
Groupe Danone	100	15,156
Imperial Sugar Co.	300	7,263
Kellogg Co.	5,500	275,330
Koninklijke Numico NV	1,400	75,317
McCormick & Co., Inc. (non-vtg.)	1,700	65,552
Nestle SA (Reg.)	908	322,543
PAN Fish ASA (a)	15,000	13,713
Smithfield Foods, Inc. (a)	10,900	279,694
Tyson Foods, Inc. Class A	11,500	189,175
		2,947,425
Household Products - 0.8%
Colgate-Palmolive Co.	10,800	704,592
Procter & Gamble Co.	47,240	3,036,115
		3,740,707

	Shares	Value (Note 1)
Personal Products - 0.4%
Alberto-Culver Co.	10,120	$ 217,074
Avon Products, Inc.	31,200	1,030,848
Playtex Products, Inc. (a)	22,700	326,653
		1,574,575
Tobacco - 1.1%
Altria Group, Inc.	54,850	4,707,227
TOTAL CONSUMER STAPLES		18,001,977
ENERGY - 7.3%
Energy Equipment & Services - 4.5%
Baker Hughes, Inc.	11,400	851,124
BJ Services Co.	12,300	360,636
Cameron International Corp. (a)	12,600	668,430
Global Industries Ltd. (a)	11,000	143,440
GlobalSantaFe Corp.	7,000	411,460
Halliburton Co.	73,300	2,275,965
Input/Output, Inc. (a)	900	12,267
Nabors Industries Ltd. (a)	10,300	306,734
National Oilwell Varco, Inc. (a)	119,900	7,335,468
Noble Corp.	6,600	502,590
Pride International, Inc. (a)	109,300	3,280,093
Schlumberger Ltd. (NY Shares)	1,300	82,108
Smith International, Inc.	23,400	961,038
Superior Energy Services, Inc. (a)	6,300	205,884
Transocean, Inc. (a)	4,800	388,272
W-H Energy Services, Inc. (a)	5,600	272,664
Weatherford International Ltd. (a)	41,900	1,751,001
Willbros Group, Inc. (a)(e)	3,000	56,700
		19,865,874
Oil, Gas & Consumable Fuels - 2.8%
Alpha Natural Resources, Inc. (a)	9,300	132,339
Aurora Oil & Gas Corp. (a)	96,913	311,091
Cabot Oil & Gas Corp.	5,500	333,575
Cameco Corp.	300	12,144
Chesapeake Energy Corp.	17,300	502,565
China Coal Energy Co. Ltd. (H Shares)	18,000	11,686
Ellora Energy, Inc. (a)(f)	30,267	363,204
EnCana Corp.	1,800	82,837
Energy Partners Ltd. (a)	8,400	205,128
EOG Resources, Inc.	7,200	449,640
Evergreen Energy, Inc. (a)(e)	16,500	164,175
Foundation Coal Holdings, Inc.	9,100	289,016
Goodrich Petroleum Corp.	5,200	188,136
Helix Energy Solutions Group, Inc. (a)	7,900	247,823
International Coal Group, Inc. (a)	16,700	91,015
Mariner Energy, Inc. (a)	3,100	60,760
Massey Energy Co.	9,400	218,362
Noble Energy, Inc.	3,200	157,024
OMI Corp.	9,600	203,232
Petroleum Development Corp. (a)	4,400	189,420
Petroplus Holdings AG	5,300	321,752
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Plains Exploration & Production Co. (a)	8,400	$ 399,252
Quicksilver Resources, Inc. (a)	14,500	530,555
Range Resources Corp.	22,950	630,207
Southwestern Energy Co. (a)	15,200	532,760
SXR Uranium One, Inc. (a)	36,400	499,485
Teekay Offshore Partners LP (a)	700	18,452
Tesoro Corp.	1,900	124,963
Ultra Petroleum Corp. (a)	7,700	367,675
Valero Energy Corp.	84,197	4,307,519
Williams Companies, Inc.	10,000	261,200
		12,206,992
TOTAL ENERGY		32,072,866
FINANCIALS - 14.3%
Capital Markets - 1.9%
American Capital Strategies Ltd.	10,200	471,852
Ameriprise Financial, Inc.	1,980	107,910
Bank of New York Co., Inc.	20,900	822,833
Charles Schwab Corp.	1,400	27,076
Cowen Group, Inc.	12,760	269,874
E*TRADE Financial Corp.	42,100	943,882
Franklin Resources, Inc.	1,600	176,272
Goldman Sachs Group, Inc.	2,400	478,440
Investors Financial Services Corp.	4,753	202,811
Lazard Ltd. Class A	14,800	700,632
Lehman Brothers Holdings, Inc.	5,000	390,600
Mellon Financial Corp.	5,200	219,180
Merrill Lynch & Co., Inc.	20,900	1,945,790
Northern Trust Corp.	5,600	339,864
State Street Corp.	7,500	505,800
TD Ameritrade Holding Corp.	800	12,944
Thomas Weisel Partners Group, Inc.	10,938	230,792
UBS AG (Reg.)	8,243	497,300
		8,343,852
Commercial Banks - 2.5%
ABN-AMRO Holding NV sponsored ADR	11,000	352,550
Aozora Bank Ltd.	13,000	50,559
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	23,300	560,598
Banco Nossa Caixa SA	13,900	319,964
Bank of Baroda	2,672	15,905
Barclays PLC	2,700	39,245
Boston Private Financial Holdings, Inc.	8,000	225,680
Colonial Bancgroup, Inc.	17,300	445,302
Erste Bank AG	400	30,681
Hanmi Financial Corp.	13,300	299,649
Industrial & Commercial Bank of China	198,000	122,950
Nara Bancorp, Inc.	8,700	182,004
National Australia Bank Ltd.	13,010	414,369

	Shares	Value (Note 1)
PNC Financial Services Group, Inc.	13,200	$ 977,328
R&G Financial Corp. Class B	29,900	228,735
Societe Generale Series A	1,910	324,275
SVB Financial Group (a)	3,600	167,832
Synovus Financial Corp.	10,200	314,466
UCBH Holdings, Inc.	31,900	560,164
Uniao de Bancos Brasileiros SA (Unibanco) GDR	1,600	148,736
Unicredito Italiano Spa	39,100	342,756
UnionBanCal Corp.	500	30,625
Wachovia Corp.	43,627	2,484,558
Wells Fargo & Co.	56,100	1,994,916
Wilshire Bancorp, Inc.	14,500	275,065
Wintrust Financial Corp.	3,800	182,476
Zions Bancorp	400	32,976
		11,124,364
Consumer Finance - 0.5%
Aiful Corp.	2,700	75,976
American Express Co.	9,700	588,499
Capital One Financial Corp. (e)	10,400	798,928
ORIX Corp.	990	286,480
SLM Corp.	7,900	385,283
		2,135,166
Diversified Financial Services - 3.1%
Bank of America Corp.	83,605	4,463,671
Citigroup, Inc.	51,600	2,874,120
FirstRand Ltd.	52,100	165,090
JPMorgan Chase & Co.	96,000	4,636,800
Kotak Mahindra Bank Ltd. sponsored GDR (f)	10,283	92,886
Moody's Corp.	2,500	172,650
PICO Holdings, Inc. (a)	1,388	48,261
PICO Holdings, Inc. (a)(i)	40,108	1,394,555
		13,848,033
Insurance - 3.1%
ACE Ltd.	20,300	1,229,571
AFLAC, Inc.	12,800	588,800
American International Group, Inc.	58,350	4,181,361
Aspen Insurance Holdings Ltd.	20,100	529,836
Axis Capital Holdings Ltd.	3,300	110,121
Endurance Specialty Holdings Ltd.	5,600	204,848
Fidelity National Financial, Inc. Class A	8,800	210,144
First Mercury Financial Corp.	900	21,168
Hartford Financial Services Group, Inc.	10,900	1,017,079
IPC Holdings Ltd.	6,200	194,990
MBIA, Inc.	2,200	160,732
MetLife, Inc.	12,800	755,328
Montpelier Re Holdings Ltd.	12,400	230,764
Navigators Group, Inc. (a)	3,500	168,630
PartnerRe Ltd.	6,800	483,004
Platinum Underwriters Holdings Ltd.	8,600	266,084
Prudential Financial, Inc.	5,900	506,574
PXRE Group Ltd.	19,800	91,278
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Scottish Re Group Ltd.	52,300	$ 279,282
T&D Holdings, Inc.	6,850	452,831
The St. Paul Travelers Companies, Inc.	15,249	818,719
Universal American Financial Corp. (a)	16,400	305,696
USI Holdings Corp. (a)	13,700	210,432
XL Capital Ltd. Class A	5,700	410,514
		13,427,786
Real Estate Investment Trusts - 1.7%
Alexandria Real Estate Equities, Inc.	1,900	190,760
Annaly Capital Management, Inc.	39,000	542,490
BioMed Realty Trust, Inc.	3,600	102,960
Brandywine Realty Trust (SBI)	1,800	59,850
CapitalSource, Inc.	10,800	294,948
CBL & Associates Properties, Inc.	4,200	182,070
CBRE Realty Finance, Inc.	5,500	86,405
Columbia Equity Trust, Inc.	4,600	87,906
Developers Diversified Realty Corp.	12,400	780,580
Douglas Emmett, Inc.	2,500	66,475
Duke Realty LP	9,500	388,550
Education Realty Trust, Inc.	4,406	65,077
Equity Lifestyle Properties, Inc.	900	48,987
Equity Office Properties Trust	18,700	900,779
Equity One, Inc.	6,300	167,958
Equity Residential (SBI)	3,400	172,550
General Growth Properties, Inc.	7,900	412,617
Health Care Property Investors, Inc.	2,400	88,368
Highwoods Properties, Inc. (SBI)	2,300	93,748
HomeBanc Mortgage Corp., Georgia	17,300	73,179
Host Hotels & Resorts, Inc.	14,277	350,500
Pennsylvania (REIT) (SBI)	3,600	141,768
Potlatch Corp.	1,600	70,112
Public Storage, Inc.	1,800	175,500
Ramco-Gershenson Properties Trust (SBI)	2,100	80,094
Spirit Finance Corp.	4,500	56,115
Tanger Factory Outlet Centers, Inc.	1,500	58,620
United Dominion Realty Trust, Inc. (SBI)	25,900	823,361
Ventas, Inc.	4,800	203,136
Vornado Realty Trust	4,500	546,750
		7,312,213
Real Estate Management & Development - 0.1%
Mitsubishi Estate Co. Ltd.	8,000	206,972
Mitsui Fudosan Co. Ltd.	11,000	268,417
		475,389
Thrifts & Mortgage Finance - 1.4%
Countrywide Financial Corp.	23,100	980,595
Doral Financial Corp.	4,200	12,054
Fannie Mae	27,500	1,633,225
Freddie Mac	23,900	1,622,810
Hudson City Bancorp, Inc.	41,700	578,796

	Shares	Value (Note 1)
MGIC Investment Corp.	3,900	$ 243,906
NetBank, Inc.	73,700	341,968
NewAlliance Bancshares, Inc.	15,500	254,200
Radian Group, Inc.	5,100	274,941
W Holding Co., Inc.	36,500	217,540
		6,160,035
TOTAL FINANCIALS		62,826,838
HEALTH CARE - 6.4%
Biotechnology - 0.9%
Amgen, Inc. (a)	10,700	730,917
Biogen Idec, Inc. (a)	6,300	309,897
Cephalon, Inc. (a)	12,300	866,043
DUSA Pharmaceuticals, Inc. (a)	19,800	85,140
Genentech, Inc. (a)	3,700	300,181
Gilead Sciences, Inc. (a)	4,300	279,199
MannKind Corp. (a)	11,800	194,582
MedImmune, Inc. (a)	12,900	417,573
OSI Pharmaceuticals, Inc. (a)	10,700	374,286
PDL BioPharma, Inc. (a)	6,200	124,868
Solexa, Inc. (a)	12,826	168,662
Vertex Pharmaceuticals, Inc. (a)	4,200	157,164
		4,008,512
Health Care Equipment & Supplies - 1.2%
Advanced Medical Optics, Inc. (a)	9,100	320,320
Alcon, Inc.	3,880	433,668
American Medical Systems Holdings, Inc. (a)	6,300	116,676
ArthroCare Corp. (a)	4,231	168,902
Aspect Medical Systems, Inc. (a)	14,700	276,507
Baxter International, Inc.	27,300	1,266,447
Becton, Dickinson & Co.	3,900	273,585
C.R. Bard, Inc.	7,600	630,572
Cooper Companies, Inc.	13,300	591,850
Dade Behring Holdings, Inc.	4,230	168,396
Hologic, Inc. (a)	400	18,912
Inverness Medical Innovations, Inc. (a)	9,300	359,910
Inverness Medical Innovations, Inc. (a)(i)	6,471	250,428
Respironics, Inc. (a)	8,400	317,100
		5,193,273
Health Care Providers & Services - 1.8%
Acibadem Saglik Hizmetleri AS	21,000	225,503
Brookdale Senior Living, Inc.	6,600	316,800
Cardinal Health, Inc.	3,800	244,834
Caremark Rx, Inc.	7,200	411,192
Community Health Systems, Inc. (a)	3,700	135,124
DaVita, Inc. (a)	5,000	284,400
Health Net, Inc. (a)	19,100	929,406
Humana, Inc. (a)	4,314	238,607
McKesson Corp.	6,600	334,620
Medco Health Solutions, Inc. (a)	12,400	662,656
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Omnicare, Inc.	12,900	$ 498,327
Sierra Health Services, Inc. (a)	8,400	302,736
Sunrise Senior Living, Inc. (a)	9,000	276,480
United Surgical Partners International, Inc. (a)	13,300	377,055
UnitedHealth Group, Inc.	49,000	2,632,770
		7,870,510
Health Care Technology - 0.3%
Cerner Corp. (a)	7,400	336,700
Eclipsys Corp. (a)	7,600	156,256
Emdeon Corp. (a)	34,800	431,172
IMS Health, Inc.	9,700	266,556
		1,190,684
Life Sciences Tools & Services - 0.3%
Affymetrix, Inc. (a)	9,172	211,506
Charles River Laboratories International, Inc. (a)	16,700	722,275
Pharmaceutical Product Development, Inc.	4,500	144,990
Thermo Fisher Scientific, Inc. (a)	1,400	63,406
Varian, Inc. (a)	4,900	219,471
		1,361,648
Pharmaceuticals - 1.9%
Atherogenics, Inc. (a)	10,800	107,028
Barr Pharmaceuticals, Inc. (a)	8,300	415,996
Endo Pharmaceuticals Holdings, Inc. (a)	10,842	299,022
Johnson & Johnson	34,100	2,251,282
Merck & Co., Inc.	40,700	1,774,520
MGI Pharma, Inc. (a)	19,961	367,482
New River Pharmaceuticals, Inc. (a)	10,400	568,984
Novartis AG sponsored ADR	13,200	758,208
Schering-Plough Corp.	13,400	316,776
Teva Pharmaceutical Industries Ltd. sponsored ADR	18,100	562,548
Wyeth	22,000	1,120,240
		8,542,086
TOTAL HEALTH CARE		28,166,713
INDUSTRIALS - 7.6%
Aerospace & Defense - 1.3%
DRS Technologies, Inc.	7,900	416,172
DynCorp International, Inc. Class A	14,300	226,941
General Dynamics Corp.	14,000	1,040,900
Hexcel Corp. (a)	42,178	734,319
Honeywell International, Inc.	23,600	1,067,664
KBR, Inc.	5,100	133,416
Precision Castparts Corp.	4,550	356,174
Raytheon Co.	10,600	559,680
Raytheon Co. warrants 6/16/11 (a)	200	3,584

	Shares	Value (Note 1)
Rockwell Collins, Inc.	6,300	$ 398,727
Spirit AeroSystems Holdings, Inc. Class A	5,900	197,473
Stanley, Inc.	800	13,528
United Technologies Corp.	11,500	718,980
		5,867,558
Air Freight & Logistics - 0.4%
EGL, Inc. (a)	10,200	303,756
FedEx Corp.	2,700	293,274
Forward Air Corp.	3,700	107,041
United Parcel Service, Inc. Class B	7,500	562,350
UTI Worldwide, Inc.	10,600	316,940
		1,583,361
Airlines - 0.3%
AirTran Holdings, Inc. (a)	60,300	707,922
Frontier Airlines Holdings, Inc. (a)(e)	66,100	489,140
TAM SA (PN) sponsored ADR (ltd. vtg.)	8,100	243,081
		1,440,143
Building Products - 0.1%
Goodman Global, Inc.	6,995	120,314
Masco Corp.	16,200	483,894
		604,208
Commercial Services & Supplies - 0.8%
Administaff, Inc.	4,900	209,573
Allied Waste Industries, Inc.	17,000	208,930
CDI Corp.	5,257	130,899
Cintas Corp.	8,300	329,593
Clean Harbors, Inc. (a)	12,900	624,489
Comsys IT Partners, Inc. (a)	437	8,832
Covanta Holding Corp. (a)	19,300	425,372
Diamond Management & Technology Consultants, Inc.	19,667	244,657
Kforce, Inc. (a)	15,588	189,706
The Brink's Co.	10,700	683,944
Waste Management, Inc.	12,100	444,917
		3,500,912
Construction & Engineering - 1.2%
Chicago Bridge & Iron Co. NV (NY Shares)	35,300	965,102
Fluor Corp.	25,200	2,057,580
Foster Wheeler Ltd. (a)	2,400	132,336
Hyundai Engineering & Construction Co. Ltd. (a)	4,853	297,442
Infrasource Services, Inc. (a)	900	19,593
Shaw Group, Inc. (a)	40,600	1,360,100
Washington Group International, Inc.	7,728	462,057
		5,294,210
Electrical Equipment - 0.1%
ABB Ltd. sponsored ADR	13,600	244,528
Cooper Industries Ltd. Class A	2,000	180,860
GrafTech International Ltd. (a)	12,300	85,116
		510,504
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - 1.6%
General Electric Co.	128,200	$ 4,770,322
McDermott International, Inc. (a)	11,100	564,546
Smiths Group PLC	1,669	32,410
Tyco International Ltd.	47,100	1,431,840
		6,799,118
Machinery - 0.5%
Atlas Copco AB (B Shares)	10,400	337,263
Briggs & Stratton Corp.	8,500	229,075
Danaher Corp.	3,600	260,784
Deere & Co.	6,600	627,462
Flowserve Corp. (a)	3,900	196,833
Gardner Denver, Inc. (a)	5,100	190,281
Oshkosh Truck Co.	4,400	213,048
		2,054,746
Marine - 0.3%
Alexander & Baldwin, Inc.	21,427	950,073
American Commercial Lines, Inc. (a)	3,000	196,530
		1,146,603
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp.	11,600	856,196
Canadian National Railway Co.	2,900	124,531
CSX Corp.	14,200	488,906
Laidlaw International, Inc.	32,100	976,803
Norfolk Southern Corp.	3,200	160,928
Universal Truckload Services, Inc. (a)	5,460	129,675
YRC Worldwide, Inc. (a)	2,000	75,460
		2,812,499
Trading Companies & Distributors - 0.3%
UAP Holding Corp.	16,600	417,988
WESCO International, Inc. (a)	16,000	940,960
		1,358,948
Transportation Infrastructure - 0.1%
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	9,100	356,629
TOTAL INDUSTRIALS		33,329,439
INFORMATION TECHNOLOGY - 9.0%
Communications Equipment - 1.0%
Adtran, Inc.	4,900	111,230
Alcatel-Lucent SA sponsored ADR	21,062	299,502
Andrew Corp. (a)	23,100	236,313
Blue Coat Systems, Inc. (a)	10,200	244,290
Comverse Technology, Inc. (a)	2,700	56,997
Dycom Industries, Inc. (a)	32,500	686,400
Harris Corp.	15,400	706,244
Juniper Networks, Inc. (a)	6,200	117,428
MasTec, Inc. (a)	34,200	394,668
Motorola, Inc.	31,200	641,472
Nortel Networks Corp. (a)	12,150	325,945

	Shares	Value (Note 1)
Powerwave Technologies, Inc. (a)	10,700	$ 69,015
QUALCOMM, Inc.	8,500	321,215
		4,210,719
Computers & Peripherals - 1.3%
Electronics for Imaging, Inc. (a)	15,000	398,700
Hewlett-Packard Co.	27,200	1,120,368
Hutchinson Technology, Inc. (a)	5,500	129,635
Imation Corp.	3,800	176,434
Intermec, Inc. (a)	13,454	326,529
International Business Machines Corp.	1,800	174,870
NCR Corp. (a)	17,000	726,920
Seagate Technology	92,327	2,446,666
Sun Microsystems, Inc. (a)	61,900	335,498
		5,835,620
Electronic Equipment & Instruments - 1.2%
Agilent Technologies, Inc. (a)	18,200	634,270
Amphenol Corp. Class A	12,100	751,168
Avnet, Inc. (a)	14,600	372,738
CPI International, Inc.	2,100	31,500
Flextronics International Ltd. (a)	92,000	1,056,160
FLIR Systems, Inc. (a)	8,459	269,250
Ingram Micro, Inc. Class A (a)	25,700	524,537
Jabil Circuit, Inc.	6,100	149,755
Molex, Inc.	8,400	265,692
Solectron Corp. (a)	206,000	663,320
Symbol Technologies, Inc.	11,500	171,810
Tektronix, Inc.	11,600	338,372
		5,228,572
Internet Software & Services - 0.5%
aQuantive, Inc. (a)	4,000	98,640
Google, Inc. Class A (sub. vtg.) (a)	2,560	1,178,829
ValueClick, Inc. (a)	5,400	127,602
VeriSign, Inc. (a)	8,500	204,425
Yahoo!, Inc. (a)	29,500	753,430
		2,362,926
IT Services - 0.3%
First Data Corp.	14,000	357,280
Paychex, Inc.	6,500	257,010
Satyam Computer Services Ltd. sponsored ADR	12,600	302,526
SI International, Inc. (a)	3,400	110,228
The Western Union Co.	12,600	282,492
Unisys Corp. (a)	9,800	76,832
		1,386,368
Office Electronics - 0.2%
Xerox Corp. (a)	44,700	757,665
Semiconductors & Semiconductor Equipment - 3.0%
Agere Systems, Inc. (a)	12,100	231,957
Altera Corp. (a)	7,500	147,600
AMIS Holdings, Inc. (a)	28,000	295,960
Analog Devices, Inc.	17,300	568,651
Applied Micro Circuits Corp. (a)	42,700	152,012
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ASAT Holdings Ltd. warrants 7/24/11 (a)	48	$ 230
ASML Holding NV (NY Shares) (a)	25,900	637,917
Atmel Corp. (a)	34,500	208,725
ATMI, Inc. (a)	23,043	703,503
Axcelis Technologies, Inc. (a)	68,500	399,355
Credence Systems Corp. (a)	62,057	322,696
Cymer, Inc. (a)	7,900	347,205
Cypress Semiconductor Corp. (a)	35,000	590,450
DSP Group, Inc. (a)	11,600	251,720
Entegris, Inc. (a)	15,600	168,792
Exar Corp. (a)	4,500	58,500
Fairchild Semiconductor International, Inc. (a)	42,800	719,468
Hittite Microwave Corp. (a)	8,860	286,355
Integrated Device Technology, Inc. (a)	26,600	411,768
Intel Corp.	20,200	409,050
Intersil Corp. Class A	35,500	849,160
Linear Technology Corp.	7,700	233,464
LTX Corp. (a)	56,000	313,600
Maxim Integrated Products, Inc.	19,000	581,780
Microchip Technology, Inc.	15,900	519,930
Microsemi Corp. (a)	13,000	255,450
National Semiconductor Corp.	44,000	998,800
PMC-Sierra, Inc. (a)	20,200	135,542
Renewable Energy Corp. AS	5,800	106,047
Rudolph Technologies, Inc. (a)	23,076	367,370
Samsung Electronics Co. Ltd.	1,210	797,559
Spansion, Inc. Class A	24,000	356,640
Teradyne, Inc. (a)	15,500	231,880
Verigy Ltd.	3,654	64,859
Xilinx, Inc.	14,700	350,007
		13,074,002
Software - 1.5%
Amdocs Ltd. (a)	5,400	209,250
BEA Systems, Inc. (a)	29,150	366,707
Cognos, Inc. (a)	11,900	505,274
Fair, Isaac & Co., Inc.	12,100	491,865
Hyperion Solutions Corp. (a)	10,600	380,964
Macrovision Corp. (a)	5,306	149,948
Microsoft Corp.	52,600	1,570,636
Nintendo Co. Ltd.	4,900	1,271,819
Opsware, Inc. (a)	26,031	229,593
Parametric Technology Corp. (a)	8,100	145,962
Quest Software, Inc. (a)	11,600	169,940
Symantec Corp. (a)	18,305	381,659

	Shares	Value (Note 1)
Take-Two Interactive Software, Inc. (a)	33,176	$ 589,206
Wind River Systems, Inc. (a)	25,000	256,250
		6,719,073
TOTAL INFORMATION TECHNOLOGY		39,574,945
MATERIALS - 4.0%
Chemicals - 1.3%
Air Products & Chemicals, Inc.	3,600	253,008
Arkema sponsored ADR (a)	5,800	296,670
Ashland, Inc.	11,700	809,406
Celanese Corp. Class A	31,200	807,456
Chemtura Corp.	70,900	682,767
Cytec Industries, Inc.	8,600	485,986
FMC Corp.	4,400	336,820
Israel Chemicals Ltd.	58,600	366,359
Monsanto Co.	17,400	914,022
The Mosaic Co.	44,400	948,384
		5,900,878
Construction Materials - 0.1%
Texas Industries, Inc. (e)	7,000	449,610
Containers & Packaging - 0.2%
Owens-Illinois, Inc.	21,300	392,985
Smurfit-Stone Container Corp. (a)	25,802	272,469
		665,454
Metals & Mining - 2.3%
Agnico-Eagle Mines Ltd.	400	16,497
Alcoa, Inc.	39,200	1,176,392
Allegheny Technologies, Inc.	10,800	979,344
Aquarius Platinum Ltd. (Australia)	7,100	156,821
Carpenter Technology Corp.	5,400	553,608
Compass Minerals International, Inc.	13,200	416,592
Goldcorp, Inc.	22,100	627,557
IPSCO, Inc.	2,900	272,223
Meridian Gold, Inc. (a)	34,300	953,987
Mittal Steel Co. NV Class A (NY Shares)	3,600	151,848
Oregon Steel Mills, Inc. (a)	8,797	549,021
Phelps Dodge Corp.	5,348	640,263
Reliance Steel & Aluminum Co.	7,700	303,226
Stillwater Mining Co. (a)	24,800	309,752
Sumitomo Metal Industries Ltd.	18,000	78,169
Teck Cominco Ltd. Class B (sub. vtg.)	6,400	482,470
Titanium Metals Corp.	89,618	2,644,627
		10,312,397
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	2,700	58,131
Weyerhaeuser Co.	4,800	339,120
		397,251
TOTAL MATERIALS		17,725,590
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.4%
AT&T, Inc.	79,370	$ 2,837,478
BellSouth Corp.	76,400	3,599,204
Cogent Communications Group, Inc. (a)	8,900	144,358
Covad Communications Group, Inc. (a)	257,200	354,936
Telenor ASA sponsored ADR	4,300	242,649
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	1,800	35,874
Verizon Communications, Inc.	84,000	3,128,160
		10,342,659
Wireless Telecommunication Services - 0.4%
America Movil SA de CV Series L sponsored ADR	6,300	284,886
American Tower Corp. Class A (a)	16,670	621,458
Crown Castle International Corp. (a)	10,900	352,070
DigitalGlobe, Inc. (a)(f)	163	408
NII Holdings, Inc. (a)	7,400	476,856
Vivo Participacoes SA (PN) sponsored ADR	52,000	213,200
		1,948,878
TOTAL TELECOMMUNICATION SERVICES		12,291,537
UTILITIES - 2.5%
Electric Utilities - 0.9%
Ceske Energeticke Zavody AS	100	4,608
DPL, Inc.	10,600	294,468
E.ON AG	2,700	366,039
Edison International	8,700	395,676
Entergy Corp.	10,100	932,432
Exelon Corp.	8,956	554,287
FPL Group, Inc.	10,900	593,178
PPL Corp.	15,900	569,856
Reliant Energy, Inc. (a)	12,400	176,204
		3,886,748
Gas Utilities - 0.1%
Equitable Resources, Inc.	9,300	388,275
Independent Power Producers & Energy Traders - 1.0%
AES Corp. (a)	88,200	1,943,928
Constellation Energy Group, Inc.	3,000	206,610
Mirant Corp. (a)	10,900	344,113
NRG Energy, Inc.	8,500	476,085
TXU Corp.	32,200	1,745,562
		4,716,298
Multi-Utilities - 0.5%
CMS Energy Corp. (a)	37,300	622,910
Dominion Resources, Inc.	8,200	687,488
PG&E Corp.	6,200	293,446

	Shares	Value (Note 1)
Public Service Enterprise Group, Inc.	7,200	$ 477,936
RWE AG	700	77,166
		2,158,946
TOTAL UTILITIES		11,150,267
TOTAL COMMON STOCKS (Cost $239,866,254)		281,331,818
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Insurance - 0.1%
Platinum Underwriters Holdings Ltd. Series A, 6.00%	4,400	134,112
XL Capital Ltd. 6.50%	8,800	206,888
		341,000
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
ASAT Holdings Ltd. 13.00% (a)	48	409
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $331,242)		341,409
Corporate Bonds - 1.7%
	Principal Amount
Convertible Bonds - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Ford Motor Co. 4.25% 12/15/36	$ 130,000	139,139
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
McMoRan Exploration Co. 6% 7/2/08	260,000	311,254
HEALTH CARE - 0.1%
Biotechnology - 0.0%
MannKind Corp. 3.75% 12/15/13	90,000	92,982
Pharmaceuticals - 0.1%
New River Pharmaceuticals, Inc. 3.5% 8/1/13 (f)	180,000	309,186
TOTAL HEALTH CARE		402,168
TOTAL CONVERTIBLE BONDS		852,561
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - 1.5%
CONSUMER DISCRETIONARY - 0.3%
Auto Components - 0.0%
The Goodyear Tire & Rubber Co.:
8.625% 12/1/11 (f)	$ 10,000	$ 10,325
9% 7/1/15	20,000	20,950
		31,275
Automobiles - 0.0%
General Motors Corp. 8.375% 7/15/33	30,000	27,675
Diversified Consumer Services - 0.0%
Carriage Services, Inc. 7.875% 1/15/15	50,000	48,813
Education Management LLC/Education Management Finance Corp. 8.75% 6/1/14 (f)	20,000	20,700
		69,513
Hotels, Restaurants & Leisure - 0.1%
Carrols Corp. 9% 1/15/13	80,000	81,600
MGM Mirage, Inc. 5.875% 2/27/14	70,000	64,575
Six Flags, Inc. 9.625% 6/1/14	15,000	13,913
Trump Entertainment Resorts Holdings LP 8.5% 6/1/15	5,000	4,988
		165,076
Leisure Equipment & Products - 0.0%
Riddell Bell Holdings, Inc. 8.375% 10/1/12	15,000	14,850
Media - 0.1%
Cablevision Systems Corp. 9.87% 4/1/09 (g)	50,000	52,438
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. Series B, 10.25% 9/15/10	30,000	31,463
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8% 4/30/12 (f)	80,000	82,200
CSC Holdings, Inc. 7.625% 4/1/11	40,000	40,900
Dex Media West LLC/Dex Media West Finance Co. 9.875% 8/15/13	39,000	42,510
EchoStar Communications Corp. 7.125% 2/1/16	40,000	39,952
MediMedia USA, Inc. 11.375% 11/15/14 (f)	10,000	10,475
Nielsen Finance LLC/Co. 10% 8/1/14 (f)	50,000	54,000
PanAmSat Corp. 9% 6/15/16 (f)	50,000	52,938
Paxson Communications Corp.:
8.6238% 1/15/12 (f)(g)	65,000	65,975

	Principal Amount	Value (Note 1)
11.6238% 1/15/13 (f)(g)	$ 30,000	$ 30,300
The Reader's Digest Association, Inc. 6.5% 3/1/11	25,000	25,656
		528,807
Specialty Retail - 0.1%
Asbury Automotive Group, Inc. 8% 3/15/14	60,000	60,750
AutoNation, Inc. 7.3738% 4/15/13 (g)	10,000	10,038
GNC Parent Corp. 12.14% 12/1/11 pay-in-kind (f)(g)	30,000	30,000
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	20,000	20,900
Sally Holdings LLC:
9.25% 11/15/14 (f)	20,000	20,450
10.5% 11/15/16 (f)	20,000	20,450
Sonic Automotive, Inc. 8.625% 8/15/13	110,000	113,300
United Auto Group, Inc. 7.75% 12/15/16 (f)	30,000	30,038
		305,926
Textiles, Apparel & Luxury Goods - 0.0%
Hanesbrands, Inc. 8.735% 12/15/14 (f)(g)	20,000	20,325
TOTAL CONSUMER DISCRETIONARY		1,163,447
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Jean Coutu Group, Inc. 7.625% 8/1/12	15,000	15,750
Rite Aid Corp.:
6.875% 8/15/13	5,000	4,375
7.7% 2/15/27	30,000	24,600
		44,725
Food Products - 0.0%
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	40,000	41,900
Swift & Co. 10.125% 10/1/09	40,000	40,800
		82,700
Tobacco - 0.0%
Reynolds American, Inc. 7.625% 6/1/16	30,000	32,100
TOTAL CONSUMER STAPLES		159,525
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Complete Production Services, Inc. 8% 12/15/16 (f)	30,000	30,675
Hornbeck Offshore Services, Inc. 6.125% 12/1/14	20,000	19,100
		49,775
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp.:
6.5% 8/15/17	$ 15,000	$ 14,606
6.625% 1/15/16	5,000	4,988
7.5% 6/15/14	40,000	41,600
El Paso Corp.:
7.625% 9/1/08	10,000	10,268
7.75% 6/15/10	35,000	36,767
7.875% 6/15/12	85,000	89,463
Massey Energy Co. 6.875% 12/15/13	40,000	37,600
Petrohawk Energy Corp. 9.125% 7/15/13	30,000	31,350
Plains All American Pipeline LP 6.65% 1/15/37 (f)	165,000	167,521
Pogo Producing Co.:
6.625% 3/15/15	30,000	28,650
7.875% 5/1/13	15,000	15,225
Range Resources Corp. 7.375% 7/15/13	20,000	20,400
Tennessee Gas Pipeline Co.:
7% 10/15/28	15,000	15,810
8.375% 6/15/32	10,000	11,913
Williams Partners LP/Williams Partners Finance Corp. 7.25% 2/1/17 (f)	30,000	30,600
		556,761
TOTAL ENERGY		606,536
FINANCIALS - 0.2%
Capital Markets - 0.0%
Janus Capital Group, Inc. 5.875% 9/15/11	52,000	52,329
Consumer Finance - 0.1%
Ford Motor Credit Co.:
6.315% 3/21/07 (g)	20,000	19,976
7% 10/1/13	45,000	42,975
9.75% 9/15/10 (f)	10,000	10,625
9.8238% 4/15/12 (g)	20,000	21,325
9.875% 8/10/11	115,000	122,995
General Motors Acceptance Corp.:
6.75% 12/1/14	75,000	77,250
6.875% 9/15/11	35,000	35,875
6.875% 8/28/12	15,000	15,402
8% 11/1/31	25,000	28,625
GMAC LLC 6% 12/15/11	30,000	29,775
		404,823

	Principal Amount	Value (Note 1)
Diversified Financial Services - 0.0%
Hilcorp Energy I LP/Hilcorp Finance Co. 9% 6/1/16 (f)	$ 20,000	$ 21,100
Real Estate Investment Trusts - 0.1%
Host Hotels & Resorts LP 6.875% 11/1/14 (f)	60,000	60,975
Mack-Cali Realty LP 7.25% 3/15/09	55,000	56,797
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (f)	50,000	50,990
Simon Property Group LP 7.75% 1/20/11	30,000	32,507
Ventas Realty LP:
6.5% 6/1/16	30,000	30,413
6.75% 4/1/17	20,000	20,500
		252,182
TOTAL FINANCIALS		730,434
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
DaVita, Inc. 7.25% 3/15/15	40,000	40,700
HCA, Inc.:
9.125% 11/15/14 (f)	30,000	32,025
9.25% 11/15/16 (f)	65,000	69,469
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	25,000	25,281
Skilled Healthcare Group, Inc. 11% 1/15/14 (f)	20,000	22,000
Tenet Healthcare Corp. 9.875% 7/1/14	45,000	45,900
		235,375
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.1%
Bombardier, Inc. 8% 11/15/14 (f)	140,000	143,150
Airlines - 0.0%
AMR Corp. 9% 8/1/12	30,000	32,064
Delta Air Lines, Inc. 8.3% 12/15/29 (d)	115,000	77,050
		109,114
Commercial Services & Supplies - 0.1%
Allied Security Escrow Corp. 11.375% 7/15/11	20,000	20,400
Allied Waste North America, Inc.:
7.125% 5/15/16	30,000	29,700
8.5% 12/1/08	60,000	63,150
Cenveo Corp. 7.875% 12/1/13	70,000	67,200
Corrections Corp. of America 6.75% 1/31/14	20,000	20,150
Hydrochem Industrial Services, Inc. 9.25% 2/15/13 (f)	25,000	25,375
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
IKON Office Solutions, Inc. 7.75% 9/15/15	$ 10,000	$ 10,438
Rental Service Co. 9.5% 12/1/14 (f)	20,000	20,600
		257,013
Marine - 0.0%
American Commercial Lines LLC/ACL Finance Corp. 9.5% 2/15/15	68,000	75,480
Navios Maritime Holdings, Inc. 9.5% 12/15/14 (f)	30,000	30,075
		105,555
Road & Rail - 0.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14 (f)	20,000	19,400
7.8738% 5/15/14 (f)(g)	10,000	9,675
Hertz Corp.:
8.875% 1/1/14 (f)	30,000	31,500
10.5% 1/1/16 (f)	15,000	16,425
		77,000
Trading Companies & Distributors - 0.0%
Ashtead Capital, Inc. 9% 8/15/16 (f)	20,000	21,350
H&E Equipment Services, Inc. 8.375% 7/15/16	20,000	20,950
Penhall International Corp. 12% 8/1/14 (f)	20,000	21,700
		64,000
TOTAL INDUSTRIALS		755,832
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
L-3 Communications Corp. 6.125% 1/15/14	95,000	93,100
Nortel Networks Corp.:
9.6238% 7/15/11 (f)(g)	30,000	31,613
10.125% 7/15/13 (f)	30,000	32,475
10.75% 7/15/16 (f)	30,000	32,775
		189,963
Computers & Peripherals - 0.0%
Seagate Technology HDD Holdings 6.8% 10/1/16	30,000	30,000
Electronic Equipment & Instruments - 0.0%
NXP BV 9.5% 10/15/15 (f)	75,000	77,063

	Principal Amount	Value (Note 1)
Sanmina-SCI Corp. 8.125% 3/1/16	$ 20,000	$ 19,200
Solectron Global Finance Ltd. 8% 3/15/16	10,000	10,100
		106,363
IT Services - 0.0%
Iron Mountain, Inc. 6.625% 1/1/16	15,000	14,325
SunGard Data Systems, Inc.:
9.125% 8/15/13	50,000	52,500
9.9725% 8/15/13 (g)	30,000	31,050
		97,875
Office Electronics - 0.0%
Xerox Capital Trust I 8% 2/1/27	70,000	71,750
Xerox Corp. 7.125% 6/15/10	25,000	26,281
		98,031
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 9.25% 6/1/16	30,000	29,325
Avago Technologies Finance Ltd. 10.125% 12/1/13 (f)	40,000	42,100
Freescale Semiconductor, Inc.:
8.875% 12/15/14 (f)	30,000	29,964
9.125% 12/15/14 pay-in-kind (f)	40,000	39,752
9.25% 12/15/14 (f)(g)	40,000	39,652
10.125% 12/15/16 (f)	30,000	30,039
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 6.875% 12/15/11	25,000	21,000
		231,832
Software - 0.0%
Activant Solutions, Inc. 9.5% 5/1/16 (f)	20,000	18,500
Serena Software, Inc. 10.375% 3/15/16	30,000	31,875
		50,375
TOTAL INFORMATION TECHNOLOGY		804,439
MATERIALS - 0.1%
Chemicals - 0.1%
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14	62,000	68,510
Lyondell Chemical Co. 8.25% 9/15/16	20,000	20,925
Momentive Performance Materials, Inc.:
9.75% 12/1/14 (f)	60,000	60,075
10.125% 12/1/14 (f)	30,000	30,300
Phibro Animal Health Corp. 10% 8/1/13 (f)	20,000	20,750
		200,560
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - 0.0%
Owens-Brockway Glass Container, Inc.:
7.75% 5/15/11	$ 50,000	$ 51,625
8.75% 11/15/12	25,000	26,500
		78,125
Metals & Mining - 0.0%
FMG Finance Property Ltd.:
10% 9/1/13 (f)	20,000	20,600
10.625% 9/1/16 (f)	30,000	32,100
Novelis, Inc. 8.25% 2/15/15 (f)(g)	20,000	19,000
PNA Group, Inc. 10.75% 9/1/16 (f)	10,000	10,350
		82,050
Paper & Forest Products - 0.0%
Georgia-Pacific Corp.:
7% 1/15/15 (f)	25,000	25,093
8.125% 5/15/11	120,000	125,700
		150,793
TOTAL MATERIALS		511,528
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.1%
Intelsat Ltd. 9.25% 6/15/16 (f)	80,000	85,400
Level 3 Financing, Inc. 9.25% 11/1/14 (f)	70,000	71,225
NTL Cable PLC 9.125% 8/15/16	20,000	21,050
Qwest Capital Funding, Inc. 7% 8/3/09	60,000	60,900
Qwest Corp.:
8.61% 6/15/13 (g)	90,000	97,497
8.875% 3/15/12	45,000	50,119
Telecom Italia Capital SA 7.2% 7/18/36	95,000	99,248
Wind Acquisition Finance SA 10.75% 12/1/15 (f)	20,000	22,950
Windstream Corp.:
8.125% 8/1/13 (f)	15,000	16,257
8.625% 8/1/16 (f)	40,000	43,900
		568,546

	Principal Amount	Value (Note 1)
Wireless Telecommunication Services - 0.1%
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	$ 25,000	$ 27,030
Centennial Communications Corp. 10% 1/1/13	20,000	21,250
Cricket Communications, Inc. 9.375% 11/1/14 (f)	60,000	63,150
DirecTV Holdings LLC/DirecTV Financing, Inc. 6.375% 6/15/15	20,000	19,150
Intelsat Subsidiary Holding Co. Ltd. 10.4844% 1/15/12 (g)	70,000	70,613
Rogers Communications, Inc.:
6.375% 3/1/14	115,000	117,013
8.485% 12/15/10 (g)	50,000	51,125
		369,331
TOTAL TELECOMMUNICATION SERVICES		937,877
UTILITIES - 0.2%
Electric Utilities - 0.0%
Mirant Americas Generation LLC 8.3% 5/1/11	50,000	51,125
Gas Utilities - 0.0%
Dynegy Holdings, Inc. 8.375% 5/1/16	15,000	15,788
Sonat, Inc. 6.625% 2/1/08	65,000	65,163
		80,951
Independent Power Producers & Energy Traders - 0.1%
AES Corp.:
8.75% 5/15/13 (f)	115,000	123,050
9.5% 6/1/09	59,000	63,130
Mirant North America LLC 7.375% 12/31/13	20,000	20,350
NRG Energy, Inc.:
7.25% 2/1/14	50,000	50,375
7.375% 2/1/16	65,000	65,244
7.375% 1/15/17	65,000	65,000
		387,149
Multi-Utilities - 0.1%
CMS Energy Corp.:
8.5% 4/15/11	85,000	92,013
8.9% 7/15/08	125,000	130,313
		222,326
TOTAL UTILITIES		741,551
TOTAL NONCONVERTIBLE BONDS		6,646,544
TOTAL CORPORATE BONDS (Cost $7,145,328)		7,499,105
Fixed-Income Funds - 28.8%
	Shares	Value (Note 1)
Fidelity VIP Investment Grade Central Fund (h) (Cost $126,821,710)	1,227,395	$ 126,409,386
Money Market Funds - 5.5%

Fidelity Cash Central Fund, 5.37% (b)	23,090,342	23,090,342
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	1,238,158	1,238,158
TOTAL MONEY MARKET FUNDS (Cost $24,328,500)		24,328,500
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $398,493,034)	439,910,218
NET OTHER ASSETS - (0.1)%	(454,758)
NET ASSETS - 100%	$ 439,455,460
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,067,223 or 0.7% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each Fidelity Central Fund, as of the Investing Fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the Investing Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, each Fidelity Central Fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,644,983 or 0.4% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Inverness Medical Innovations, Inc.	2/8/06	$ 157,957
PICO Holdings, Inc.	5/5/06	$ 1,203,240
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 698,795
Fidelity Securities Lending Cash Central Fund	19,845
Fidelity Ultra-Short Central Fund	382,950
Fidelity VIP Investment Grade Central Fund	3,306,363
Total	$ 4,407,953

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Ultra-Short Central Fund	$ 14,495,499	$ 5,000,462	$ 19,493,750	$ -	0.0%
Fidelity VIP Investment Grade Central Fund	-	123,202,628*	-	126,409,386	4.5%
Total	$ 14,495,499	$ 128,203,090	$ 19,493,750	$ 126,409,386
* $92,915,128 represents the value of shares received through in-kind contributions.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	15.7%
AAA,AA,A	7.8%
BBB	5.3%
BB	1.0%
B	0.6%
CCC,CC,C	0.1%
Not Rated	0.5%
Equities	64.1%
Short-Term Investments and Net Other Assets	4.9%
100.0%
We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.
Distributions of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.2%
Cayman Islands	1.4%
Canada	1.3%
United Kingdom	1.1%
Others (individually less than 1%)	7.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $1,194,065) - See accompanying schedule: Unaffiliated issuers (cost $247,342,824)	$ 289,172,332
Fidelity Central Funds (cost $151,150,210)	150,737,886
Total Investments (cost $398,493,034)		$ 439,910,218
Cash		36,988
Foreign currency held at value (cost $7,582)		7,578
Receivable for investments sold		1,174,027
Dividends receivable		193,462
Interest receivable		234,228
Distributions receivable from Fidelity Central Funds		797,420
Prepaid expenses		1,889
Other receivables		30,203
Total assets		442,386,013

Liabilities
Payable for investments purchased	$ 1,343,934
Payable for fund shares redeemed	21,813
Accrued management fee	150,789
Distribution fees payable	12,717
Other affiliated payables	51,706
Other payables and accrued expenses	111,436
Collateral on securities loaned, at value	1,238,158
Total liabilities		2,930,553

Net Assets		$ 439,455,460
Net Assets consist of:
Paid in capital		$ 372,402,554
Undistributed net investment income		8,419,486
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		17,213,180
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		41,420,240
Net Assets		$ 439,455,460

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($281,593,823 ÷ 18,010,432 shares)	$ 15.64

Service Class: Net Asset Value, offering price and redemption price per share ($14,247,084 ÷ 915,992 shares)	$ 15.55

Service Class 2: Net Asset Value, offering price and redemption price per share ($56,138,755 ÷ 3,631,452 shares)	$ 15.46

Investor Class: Net Asset Value, offering price and redemption price per share ($87,475,798 ÷ 5,609,554 shares)	$ 15.59

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 3,768,861
Interest		2,629,648
Income from Fidelity Central Funds		4,407,953
Total income		10,806,462

Expenses
Management fee	$ 1,611,736
Transfer agent fees	334,261
Distribution fees	127,635
Accounting and security lending fees	203,111
Custodian fees and expenses	169,434
Independent trustees' compensation	1,415
Audit	49,244
Legal	8,295
Miscellaneous	52,566
Total expenses before reductions	2,557,697
Expense reductions	(89,444)	2,468,253
Net investment income (loss)		8,338,209
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $12,478)	17,669,837
Fidelity Central Funds	(6,583)
Foreign currency transactions	(11,300)
Swap agreements	(73,248)
Capital gain distributions from Fidelity Central Funds	122,739
Total net realized gain (loss)		17,701,445
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $5,622)	17,388,495
Assets and liabilities in foreign currencies	114
Swap agreements	(38,099)
Total change in net unrealized appreciation (depreciation)		17,350,510
Net gain (loss)		35,051,955
Net increase (decrease) in net assets resulting from operations		$ 43,390,164

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,338,209	$ 7,312,973
Net realized gain (loss)	17,701,445	23,482,739
Change in net unrealized appreciation (depreciation)	17,350,510	(12,127,419)
Net increase (decrease) in net assets resulting from operations	43,390,164	18,668,293
Distributions to shareholders from net investment income	(7,200,897)	(8,716,691)
Distributions to shareholders from net realized gain	(11,938,214)	(241,563)
Total distributions	(19,139,111)	(8,958,254)
Share transactions - net increase (decrease)	65,831,764	(9,761,182)
Total increase (decrease) in net assets	90,082,817	(51,143)

Net Assets
Beginning of period	349,372,643	349,423,786
End of period (including undistributed net investment income of $8,419,486 and undistributed net investment income of $7,582,792, respectively)	$ 439,455,460	$ 349,372,643

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.78	$ 14.35	$ 13.88	$ 12.16	$ 13.72
Income from Investment Operations
Net investment income (loss) C	.33	.31	.36 F	.30	.36
Net realized and unrealized gain (loss)	1.34	.50	.39	1.78	(1.53)
Total from investment operations	1.67	.81	.75	2.08	(1.17)
Distributions from net investment income	(.31)	(.37)	(.28)	(.36)	(.39)
Distributions from net realized gain	(.50)	(.01)	-	-	-
Total distributions	(.81)	(.38)	(.28)	(.36)	(.39)
Net asset value, end of period	$ 15.64	$ 14.78	$ 14.35	$ 13.88	$ 12.16
Total Return A, B	11.78%	5.77%	5.47%	17.72%	(8.72)%
Ratios to Average Net Assets D, G
Expenses before reductions	.61%	.58%	.56%	.59%	.57%
Expenses net of fee waivers, if any	.61%	.58%	.56%	.59%	.57%
Expenses net of all reductions	.59%	.54%	.56%	.58%	.55%
Net investment income (loss)	2.20%	2.22%	2.60%	2.32%	2.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 281,594	$ 276,343	$ 291,176	$ 295,656	$ 235,064
Portfolio turnover rate E	55%	140%	74%	102%	134%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.70	$ 14.28	$ 13.81	$ 12.11	$ 13.66
Income from Investment Operations
Net investment income (loss) C	.31	.30	.34 F	.28	.34
Net realized and unrealized gain (loss)	1.33	.48	.40	1.77	(1.51)
Total from investment operations	1.64	.78	.74	2.05	(1.17)
Distributions from net investment income	(.29)	(.35)	(.27)	(.35)	(.38)
Distributions from net realized gain	(.50)	(.01)	-	-	-
Total distributions	(.79)	(.36)	(.27)	(.35)	(.38)
Net asset value, end of period	$ 15.55	$ 14.70	$ 14.28	$ 13.81	$ 12.11
Total Return A, B	11.64%	5.61%	5.42%	17.53%	(8.75)%
Ratios to Average Net Assets D, G
Expenses before reductions	.72%	.68%	.67%	.69%	.67%
Expenses net of fee waivers, if any	.72%	.68%	.67%	.69%	.67%
Expenses net of all reductions	.69%	.65%	.67%	.68%	.65%
Net investment income (loss)	2.09%	2.12%	2.50%	2.22%	2.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,247	$ 18,181	$ 21,228	$ 21,903	$ 20,019
Portfolio turnover rate E	55%	140%	74%	102%	134%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.62	$ 14.20	$ 13.75	$ 12.05	$ 13.61
Income from Investment Operations
Net investment income (loss) C	.28	.27	.32 F	.26	.32
Net realized and unrealized gain (loss)	1.33	.50	.38	1.77	(1.51)
Total from investment operations	1.61	.77	.70	2.03	(1.19)
Distributions from net investment income	(.27)	(.34)	(.25)	(.33)	(.37)
Distributions from net realized gain	(.50)	(.01)	-	-	-
Total distributions	(.77)	(.35)	(.25)	(.33)	(.37)
Net asset value, end of period	$ 15.46	$ 14.62	$ 14.20	$ 13.75	$ 12.05
Total Return A, B	11.50%	5.53%	5.15%	17.41%	(8.93)%
Ratios to Average Net Assets D, G
Expenses before reductions	.87%	.83%	.82%	.84%	.83%
Expenses net of fee waivers, if any	.87%	.83%	.82%	.84%	.83%
Expenses net of all reductions	.84%	.80%	.82%	.84%	.81%
Net investment income (loss)	1.94%	1.95%	2.35%	2.06%	2.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 56,139	$ 40,716	$ 37,020	$ 29,485	$ 18,577
Portfolio turnover rate E	55%	140%	74%	102%	134%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.77	$ 13.96
Income from Investment Operations
Net investment income (loss) E	.31	.11
Net realized and unrealized gain (loss)	1.32	.70
Total from investment operations	1.63	.81
Distributions from net investment income	(.31)	-
Distributions from net realized gain	(.50)	-
Total distributions	(.81)	-
Net asset value, end of period	$ 15.59	$ 14.77
Total Return B, C, D	11.56%	5.80%
Ratios to Average Net Assets F, I
Expenses before reductions	.73%	.76% A
Expenses net of fee waivers, if any	.73%	.76% A
Expenses net of all reductions	.71%	.73% A
Net investment income (loss)	2.07%	1.73% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 87,476	$ 14,133
Portfolio turnover rate G	55%	140%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-erm operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP High Income Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP High Income - Initial Class	11.24%	10.51%	3.22%
VIP High Income - Service Class A	11.18%	10.42%	3.12%
VIP High Income - Service Class 2 B	11.02%	10.22%	3.00%
VIP High Income - Investor Class C	11.24%	10.48%	3.21%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch ® U.S. High Yield Master II Constrained Index and the Merrill Lynch U.S. High Yield Master II Index performed over the same period.

Beginning on January 1, 2006, the Merrill Lynch US High Yield Master II Constrained Index replaced the Merrill Lynch US High Yield Master II Index as the fund's primary index for all time periods because the Merrill Lynch U.S. High Yield Master II Constrained Index conforms more closely to the fund's investment strategy.

VIP High Income Portfolio

VIP High Income Portfolio

Management's Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio

For the 12-month period ending December 31, 2006, the U.S. high-yield bond market posted its fourth consecutive year of positive returns. The Merrill Lynch® U.S. High Yield Master II Constrained Index rose 10.76% in that time, the fourth year in a row that the asset class topped the investment-grade bond market, which gained 4.33% as measured by the Lehman Brothers® Aggregate Bond Index. High yield was paced by a historically low default rate, solid corporate earnings, stable long-term interest rates, improved balance sheets and a strong equity market. One notable trend in 2006 was a significant increase in mergers, acquisitions and leveraged buyout activity, which resulted in a record-high issuance of high-yield debt. Fortunately, demand easily offset the supply. For the most part, high-yield companies enjoyed easy access to capital from the bank loan market, and the attractive yields of junk bonds drew heavy interest from private equity investors, hedge funds, international investors and institutions looking to meet fixed pension and retirement obligations.

For the 12 months that ended December 31, 2006, the fund outperformed the Merrill Lynch Constrained index - which became the fund's primary benchmark on January 1, 2006 - but underperformed the 11.77% return of its previous benchmark, the Merrill Lynch U.S. High Yield Master II Index. Positive security selection in heath care and telecommunications helped performance relative to the Constrained index, while overweighting gaming and underweighting automotive detracted. Top contributors to performance included underweighting hospital company HCA and not owning index component Dura Automotive, as well as holdings in satellite telecommunications provider Intelsat, video game retailer GameStop, General Motors Acceptance Corporation - the financing arm of General Motors (GM) - and building materials firm MAAX, not held at period end. Underweighting GM - no longer in the fund - and cable TV company Charter Communications detracted, as did bricks-and-mortar gaming companies Station Casinos and MGM Mirage. An out-of-benchmark position in building materials provider Masonite also lagged.

Note to shareholders: Effective January 1, 2006, the fund changed its benchmark to the Merrill Lynch U.S. High Yield Master II Constrained Index because this index conforms more closely to the fund's investment strategy. The Constrained index includes all of the bonds in the former benchmark, the Merrill Lynch U.S. High Yield Master II Index, but imposes a 2% limit on any individual issuer. In Fidelity's view, the Constrained index represents a better measure of the high-yield market, as this index is more diversified than the unconstrained version and is less likely to be disrupted by rapid market changes.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP High Income Portfolio

Investment Changes

Top Five Holdings as of December 31, 2006
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Intelsat Ltd.	2.4	2.4
Ford Motor Credit Co.	2.4	1.6
MGM Mirage, Inc.	1.9	1.5
General Motors Acceptance Corp.	1.9	2.2
Ship Finance International Ltd.	1.8	1.9
	10.4
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	8.7	9.0
Energy	8.3	9.5
Telecommunications	8.3	8.5
Automotive	6.6	4.5
Gaming	6.3	7.5
Quality Diversification (% of fund's net assets)
As of December 31, 2006	As of June 30, 2006
AAA, AA, A 0.4%	AAA, AA, A 0.5%
BBB 0.7%	BBB 0.0%
BB 33.9%	BB 37.4%
B 45.1%	B 48.0%
CCC, CC, C 11.7%	CCC, CC, C 8.9%
Not Rated 3.1%	Not Rated 1.4%
Equities 0.1%	Equities 0.1%
Short-Term Investments and Net Other Assets 5.0%	Short-Term Investments and Net Other Assets 3.7%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 * *
	Nonconvertible Bonds 87.0%		Nonconvertible Bonds 87.8%
	Convertible Bonds, Preferred Stocks 0.0%		Convertible Bonds, Preferred Stocks 0.2%
	Common Stocks 0.1%		Common Stocks 0.1%
	Floating Rate Loans 7.9%		Floating Rate Loans 7.8%
	Other Investments 0.0%		Other Investments 0.4%
	Short-Term Investments and Net Other Assets 5.0%		Short-Term Investments and Net Other Assets 3.7%
* Foreign investments	16.1%	* * Foreign investments	18.8%

VIP High Income Portfolio

VIP High Income Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Nonconvertible Bonds - 87.0%
	Principal Amount	Value (Note 1)
Aerospace - 1.4%
Bombardier, Inc.:
6.75% 5/1/12 (d)	$ 10,000	$ 9,800
7.45% 5/1/34 (d)	1,795,000	1,642,425
8% 11/15/14 (d)	2,085,000	2,131,913
L-3 Communications Corp.:
5.875% 1/15/15	1,120,000	1,080,800
6.375% 10/15/15	4,875,000	4,814,063
7.625% 6/15/12	5,245,000	5,428,575
Primus International, Inc. 11.5% 4/15/09 (d)	4,505,000	4,820,350
		19,927,926
Air Transportation - 1.6%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	7,425,000	7,536,375
7.377% 5/23/19	764,033	746,842
8.608% 10/1/12	535,000	567,100
AMR Corp. 9% 8/1/12	1,980,000	2,116,224
Continental Airlines, Inc.:
7.875% 7/2/18	1,142,436	1,162,429
9.558% 9/1/19	1,684,767	1,823,760
Continental Airlines, Inc. pass thru trust certificates:
7.566% 9/15/21	653,189	656,455
7.73% 9/15/12	340,150	341,000
9.798% 4/1/21	3,216,267	3,537,894
Navios Maritime Holdings, Inc. 9.5% 12/15/14 (d)	4,220,000	4,230,550
		22,718,629
Automotive - 4.9%
Ford Motor Co. 7.45% 7/16/31	4,165,000	3,269,525
Ford Motor Credit Co.:
7% 10/1/13	8,790,000	8,394,450
7.25% 10/25/11	5,520,000	5,405,581
8% 12/15/16	2,890,000	2,861,100
8.11% 1/13/12 (e)	5,590,000	5,534,100
9.8238% 4/15/12 (e)	3,230,000	3,443,988
10.61% 6/15/11 (d)(e)	6,664,000	7,197,120
General Motors Acceptance Corp.:
5.625% 5/15/09	1,190,000	1,180,605
6.75% 12/1/14	6,145,000	6,329,350
6.875% 9/15/11	4,690,000	4,807,250
8% 11/1/31	11,575,000	13,253,375
GMAC LLC 6% 12/15/11	2,740,000	2,719,450
Visteon Corp. 7% 3/10/14	3,795,000	3,311,138
		67,707,032
Banks and Thrifts - 0.4%
Western Financial Bank 9.625% 5/15/12	5,125,000	5,596,423

	Principal Amount	Value (Note 1)
Broadcasting - 0.3%
Nexstar Broadcasting, Inc. 7% 1/15/14	$ 2,440,000	$ 2,293,600
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc. 0% 4/1/13 (c)	1,850,000	1,655,750
		3,949,350
Building Materials - 0.7%
Anixter International, Inc. 5.95% 3/1/15	3,270,000	3,024,750
Masonite Corp. 11% 4/6/15 (d)	7,930,000	7,355,075
		10,379,825
Cable TV - 3.1%
Cablevision Systems Corp. 9.87% 4/1/09 (e)	3,835,000	4,021,956
Charter Communications Holdings I LLC:
0% 1/15/15 (c)	2,335,000	2,113,175
9.92% 4/1/14	5,420,000	4,661,200
10% 5/15/14	3,685,000	3,205,950
11.125% 1/15/14	2,025,000	1,776,938
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	1,085,000	1,106,700
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	2,400,000	2,502,000
EchoStar Communications Corp.:
5.75% 10/1/08	5,475,000	5,447,625
7% 10/1/13	5,940,000	5,925,150
7.125% 2/1/16	2,785,000	2,781,658
Kabel Deutschland GmbH 10.625% 7/1/14	4,350,000	4,833,938
NTL Cable PLC:
8.75% 4/15/14	2,175,000	2,272,875
9.125% 8/15/16	1,805,000	1,899,763
		42,548,928
Capital Goods - 1.6%
Amsted Industries, Inc. 10.25% 10/15/11 (d)	4,930,000	5,262,775
Case New Holland, Inc. 7.125% 3/1/14	6,795,000	6,930,900
Leucadia National Corp. 7% 8/15/13	3,520,000	3,572,800
Park-Ohio Industries, Inc. 8.375% 11/15/14	2,425,000	2,243,125
Sensus Metering Systems, Inc. 8.625% 12/15/13	4,325,000	4,325,000
		22,334,600
Chemicals - 4.0%
Chemtura Corp. 6.875% 6/1/16	2,640,000	2,626,800
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Chemicals - continued
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp.:
Series A, 0% 10/1/14 (c)	$ 3,240,000	$ 2,737,800
Series B, 0% 10/1/14 (c)	1,965,000	1,660,425
Equistar Chemicals LP 7.55% 2/15/26	2,525,000	2,398,750
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	1,995,000	2,084,775
10.125% 9/1/08	2,600,000	2,762,500
Lyondell Chemical Co.:
8% 9/15/14	3,110,000	3,214,963
8.25% 9/15/16	3,110,000	3,253,838
Millennium America, Inc.:
7.625% 11/15/26	1,040,000	925,600
9.25% 6/15/08	3,585,000	3,710,475
Momentive Performance Materials, Inc. 9.75% 12/1/14 (d)	8,720,000	8,730,900
Nalco Co. 7.75% 11/15/11	3,005,000	3,083,881
Nell AF Sarl 8.375% 8/15/15 (d)	2,690,000	2,763,975
NOVA Chemicals Corp.:
7.4% 4/1/09	4,250,000	4,319,063
8.5019% 11/15/13 (e)	2,425,000	2,449,250
Phibro Animal Health Corp.:
10% 8/1/13 (d)	2,440,000	2,531,500
13% 8/1/14 (d)	1,420,000	1,437,750
Tronox Worldwide LLC/Tronox Worldwide Finance Corp. 9.5% 12/1/12	4,065,000	4,268,250
		54,960,495
Consumer Products - 0.3%
Jostens Holding Corp. 0% 12/1/13 (c)	3,050,000	2,653,500
Jostens IH Corp. 7.625% 10/1/12	1,970,000	1,989,700
		4,643,200
Containers - 1.0%
Berry Plastics Holding Corp. 8.875% 9/15/14 (d)	4,680,000	4,785,300
BWAY Corp. 10% 10/15/10	7,005,000	7,320,225
Owens-Brockway Glass Container, Inc. 8.25% 5/15/13	1,195,000	1,236,825
		13,342,350
Diversified Financial Services - 0.5%
E*TRADE Financial Corp.:
7.375% 9/15/13	1,490,000	1,534,700
7.875% 12/1/15	2,895,000	3,075,938
8% 6/15/11	2,440,000	2,549,800
		7,160,438
Diversified Media - 1.7%
Affinion Group, Inc. 11.5% 10/15/15	3,385,000	3,579,638

	Principal Amount	Value (Note 1)
LBI Media Holdings, Inc. 0% 10/15/13 (c)	$ 6,440,000	$ 5,538,400
LBI Media, Inc. 10.125% 7/15/12	2,245,000	2,379,700
Nielsen Finance LLC/Co.:
0% 8/1/16 (c)(d)	2,660,000	1,835,400
10% 8/1/14 (d)	4,145,000	4,476,600
Quebecor Media, Inc. 7.75% 3/15/16	5,920,000	5,979,200
		23,788,938
Electric Utilities - 3.8%
AES Corp.:
8.875% 2/15/11	3,581,000	3,840,623
9.375% 9/15/10	4,088,000	4,425,260
9.5% 6/1/09	904,000	967,280
AES Gener SA 7.5% 3/25/14	4,965,000	5,250,488
Aquila, Inc. 14.875% 7/1/12	2,555,000	3,321,500
Dynegy Holdings, Inc. 8.375% 5/1/16	3,130,000	3,294,325
Mirant Americas Generation LLC 8.5% 10/1/21	4,075,000	4,115,750
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10	7,490,000	7,639,800
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10	2,505,000	2,580,150
NGC Corp. 7.125% 5/15/18	1,805,000	1,759,875
Tenaska Alabama Partners LP 7% 6/30/21 (d)	3,222,625	3,171,973
TXU Corp. 6.5% 11/15/24	4,645,000	4,460,733
Utilicorp Canada Finance Corp. 7.75% 6/15/11	7,595,000	8,050,700
Utilicorp United, Inc. 9.95% 2/1/11 (e)	55,000	60,363
		52,938,820
Energy - 7.6%
Atlas Pipeline Partners LP 8.125% 12/15/15	4,080,000	4,212,600
Chaparral Energy, Inc. 8.5% 12/1/15	4,800,000	4,764,000
Chesapeake Energy Corp.:
6.5% 8/15/17	7,185,000	6,996,394
6.625% 1/15/16	2,045,000	2,039,888
7.5% 6/15/14	2,095,000	2,178,800
7.75% 1/15/15	4,390,000	4,554,625
Complete Production Services, Inc. 8% 12/15/16 (d)	4,070,000	4,161,575
El Paso Performance-Linked Trust 7.75% 7/15/11 (d)	4,345,000	4,540,525
Hanover Compressor Co.:
8.625% 12/15/10	2,560,000	2,662,400
9% 6/1/14	1,785,000	1,918,875
Hanover Equipment Trust 8.75% 9/1/11	775,000	808,906
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Energy - continued
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (d)	$ 3,440,000	$ 3,388,400
9% 6/1/16 (d)	3,910,000	4,125,050
OPTI Canada, Inc. 8.25% 12/15/14 (d)	3,460,000	3,533,698
Pan American Energy LLC 7.75% 2/9/12 (d)	3,630,000	3,747,975
Parker Drilling Co.:
9.625% 10/1/13	2,960,000	3,241,200
10.1194% 9/1/10 (e)	4,878,000	4,981,658
Petrohawk Energy Corp. 9.125% 7/15/13	7,095,000	7,414,275
Pogo Producing Co. 6.875% 10/1/17	1,030,000	988,800
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	885,000	854,025
7.375% 7/15/13	10,075,000	10,276,500
7.5% 5/15/16	3,910,000	3,997,975
SESI LLC 6.875% 6/1/14	2,530,000	2,530,000
Stone Energy Corp. 6.75% 12/15/14	2,465,000	2,341,750
Targa Resources, Inc./Targa Resources Finance Corp. 8.5% 11/1/13 (d)	2,535,000	2,554,013
Williams Companies, Inc. 6.375% 10/1/10 (d)	4,765,000	4,776,913
Williams Partners LP/Williams Partners Finance Corp.:
7.25% 2/1/17 (d)	2,760,000	2,815,200
7.5% 6/15/11 (d)	4,330,000	4,524,850
		104,930,870
Entertainment/Film - 0.3%
AMC Entertainment, Inc. 8% 3/1/14	4,370,000	4,348,150
Environmental - 0.9%
Allied Waste North America, Inc.:
5.75% 2/15/11	3,645,000	3,526,538
7.125% 5/15/16	3,180,000	3,148,200
8.5% 12/1/08	3,965,000	4,173,163
Browning-Ferris Industries, Inc.:
6.375% 1/15/08	855,000	855,000
7.4% 9/15/35	585,000	546,975
		12,249,876
Food and Drug Retail - 1.0%
Albertsons, Inc.:
7.45% 8/1/29	2,280,000	2,227,558
7.75% 6/15/26	2,565,000	2,561,153
8% 5/1/31	1,685,000	1,709,195

	Principal Amount	Value (Note 1)
GNC Parent Corp. 12.14% 12/1/11 pay-in-kind (d)(e)	$ 4,470,000	$ 4,470,000
SUPERVALU, Inc. 7.5% 11/15/14	2,990,000	3,109,600
		14,077,506
Food/Beverage/Tobacco - 1.2%
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	3,690,000	3,865,275
Pierre Foods, Inc. 9.875% 7/15/12	2,600,000	2,678,000
Reynolds American, Inc.:
7.25% 6/1/13	3,200,000	3,352,000
7.3% 7/15/15	2,680,000	2,780,500
Swift & Co.:
10.125% 10/1/09	3,215,000	3,279,300
12.5% 1/1/10	760,000	775,200
		16,730,275
Gaming - 5.5%
Chukchansi Economic Development Authority:
8% 11/15/13 (d)	3,210,000	3,318,338
8.8769% 11/15/12 (d)(e)	1,010,000	1,046,613
Mandalay Resort Group 9.375% 2/15/10	4,655,000	4,969,213
MGM Mirage, Inc.:
6% 10/1/09	4,775,000	4,769,031
6.625% 7/15/15	785,000	756,544
6.75% 9/1/12	9,015,000	8,834,700
6.75% 4/1/13	4,390,000	4,291,225
6.875% 4/1/16	2,995,000	2,867,713
7.625% 1/15/17	4,420,000	4,442,100
Mohegan Tribal Gaming Authority:
6.375% 7/15/09	4,740,000	4,740,000
7.125% 8/15/14	2,010,000	2,037,638
8% 4/1/12	970,000	1,010,013
MTR Gaming Group, Inc.:
9% 6/1/12	960,000	986,400
9.75% 4/1/10	1,650,000	1,736,625
Scientific Games Corp. 6.25% 12/15/12	3,275,000	3,184,938
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	4,600,000	4,680,500
7.25% 5/1/12	6,020,000	6,125,350
Station Casinos, Inc.:
6.625% 3/15/18	60,000	51,675
6.875% 3/1/16	5,720,000	5,119,400
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (c)	2,100,000	1,485,750
9% 1/15/12	3,610,000	3,736,350
Wheeling Island Gaming, Inc. 10.125% 12/15/09	5,900,000	6,010,625
		76,200,741
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Healthcare - 5.5%
AmeriPath, Inc. 10.5% 4/1/13	$ 2,380,000	$ 2,576,350
CDRV Investors, Inc. 0% 1/1/15 (c)	9,250,000	7,168,750
Concentra Operating Corp.:
9.125% 6/1/12	4,095,000	4,299,750
9.5% 8/15/10	2,145,000	2,252,250
HCA, Inc.:
9.125% 11/15/14 (d)	2,740,000	2,924,950
9.25% 11/15/16 (d)	2,740,000	2,928,375
9.625% 11/15/16 pay-in-kind (d)	2,190,000	2,354,250
HealthSouth Corp.:
10.75% 6/15/16 (d)	4,250,000	4,579,375
11.3544% 6/15/14 (d)(e)	3,250,000	3,461,250
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	3,815,000	3,857,919
Multiplan, Inc. 10.375% 4/15/16 (d)	2,485,000	2,485,000
National Mentor Holdings, Inc. 11.25% 7/1/14 (d)	2,675,000	2,855,563
Omega Healthcare Investors, Inc.:
7% 4/1/14	9,970,000	10,044,775
7% 1/15/16	2,480,000	2,486,200
Rural/Metro Corp. 9.875% 3/15/15	1,670,000	1,734,713
Senior Housing Properties Trust 8.625% 1/15/12	4,460,000	4,839,100
Service Corp. International 6.75% 4/1/16	490,000	490,000
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	4,310,000	4,460,850
Ventas Realty LP:
6.5% 6/1/16	5,250,000	5,322,188
6.625% 10/15/14	2,320,000	2,360,600
6.75% 4/1/17	2,310,000	2,367,750
		75,849,958
Homebuilding/Real Estate - 2.5%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	3,370,000	3,370,000
8.125% 6/1/12	11,585,000	11,932,550
K. Hovnanian Enterprises, Inc.:
6% 1/15/10	490,000	465,500
6.25% 1/15/15	920,000	871,700
8.875% 4/1/12	1,570,000	1,601,400
KB Home 7.75% 2/1/10	6,910,000	7,013,650
Technical Olympic USA, Inc.:
7.5% 3/15/11	880,000	728,200
7.5% 1/15/15	5,860,000	4,570,800
10.375% 7/1/12	885,000	805,350

	Principal Amount	Value (Note 1)
WCI Communities, Inc.:
6.625% 3/15/15	$ 2,535,000	$ 2,180,100
7.875% 10/1/13	830,000	742,850
		34,282,100
Hotels - 0.7%
Grupo Posadas SA de CV 8.75% 10/4/11 (d)	3,875,000	4,049,375
Host Marriott LP 7.125% 11/1/13	5,390,000	5,511,275
		9,560,650
Insurance - 0.2%
UnumProvident Corp. 7.375% 6/15/32	580,000	618,963
UnumProvident Finance Co. PLC 6.85% 11/15/15 (d)	1,500,000	1,582,635
		2,201,598
Leisure - 1.9%
Royal Caribbean Cruises Ltd.:
7% 6/15/13	4,720,000	4,804,200
yankee 7.5% 10/15/27	1,980,000	1,925,550
Six Flags, Inc. 9.75% 4/15/13	450,000	421,875
Town Sports International Holdings, Inc. 0% 2/1/14 (c)	1,052,000	915,240
Town Sports International, Inc. 9.625% 4/15/11	5,344,000	5,637,920
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	5,125,000	5,490,156
Universal City Florida Holding Co. I/II:
8.375% 5/1/10	575,000	587,938
10.1213% 5/1/10 (e)	5,780,000	5,967,850
		25,750,729
Metals/Mining - 4.3%
Arch Western Finance LLC 6.75% 7/1/13	6,050,000	5,989,500
Compass Minerals International, Inc.:
0% 12/15/12 (c)	4,520,000	4,463,500
0% 6/1/13 (c)	8,615,000	8,205,788
Drummond Co., Inc. 7.375% 2/15/16 (d)	7,370,000	7,075,200
FMG Finance Pty Ltd.:
9.3694% 9/1/11 (d)(e)	3,090,000	3,082,275
10% 9/1/13 (d)	2,010,000	2,070,300
10.625% 9/1/16 (d)	595,000	636,650
Massey Energy Co. 6.875% 12/15/13	5,415,000	5,090,100
Peabody Energy Corp.:
7.375% 11/1/16	2,675,000	2,848,875
7.875% 11/1/26	1,945,000	2,090,875
PNA Group, Inc. 10.75% 9/1/16 (d)	4,345,000	4,497,075
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Metals/Mining - continued
RathGibson, Inc. 11.25% 2/15/14	$ 4,820,000	$ 5,157,400
Vedanta Resources PLC 6.625% 2/22/10 (d)	8,875,000	8,764,063
		59,971,601
Paper - 1.5%
Catalyst Paper Corp. 8.625% 6/15/11	1,710,000	1,727,100
Georgia-Pacific Corp.:
7% 1/15/15 (d)	8,720,000	8,752,264
8% 1/15/24	1,470,000	1,492,050
8.875% 5/15/31	2,725,000	2,861,250
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	1,580,000	1,497,050
Stone Container Corp. 9.75% 2/1/11	1,878,000	1,936,688
Stone Container Finance Co. 7.375% 7/15/14	3,080,000	2,864,400
		21,130,802
Publishing/Printing - 0.9%
Dex Media West LLC/Dex Media West Finance Co. 8.5% 8/15/10	2,175,000	2,256,563
The Reader's Digest Association, Inc. 6.5% 3/1/11	10,605,000	10,883,381
		13,139,944
Railroad - 0.7%
Kansas City Southern Railway Co. 7.5% 6/15/09	9,860,000	9,958,600
Restaurants - 1.3%
Carrols Corp. 9% 1/15/13	5,255,000	5,360,100
Friendly Ice Cream Corp. 8.375% 6/15/12	6,665,000	6,265,100
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14	6,915,000	6,759,413
		18,384,613
Services - 3.6%
Ashtead Capital, Inc. 9% 8/15/16 (d)	3,090,000	3,298,575
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14 (d)	3,105,000	3,011,850
7.75% 5/15/16 (d)	2,320,000	2,250,400
7.8738% 5/15/14 (d)(e)	550,000	532,125
Education Management LLC/Education Management Finance Corp. 10.25% 6/1/16 (d)	2,435,000	2,575,013
FTI Consulting, Inc.:
7.625% 6/15/13	4,965,000	5,089,125
7.75% 10/1/16 (d)	2,665,000	2,758,275
Iron Mountain, Inc.:
8.25% 7/1/11	5,110,000	5,135,550
8.625% 4/1/13	5,270,000	5,428,100

	Principal Amount	Value (Note 1)
Penhall International Corp. 12% 8/1/14 (d)	$ 2,650,000	$ 2,875,250
Rental Service Co. 9.5% 12/1/14 (d)	2,830,000	2,914,900
Rural/Metro Corp. 0% 3/15/16 (c)	3,185,000	2,468,375
Service Corp. International:
7% 6/15/17	75,000	75,938
7.375% 10/1/14	2,530,000	2,631,200
7.625% 10/1/18	1,855,000	1,961,663
United Rentals North America, Inc. 7% 2/15/14	7,300,000	7,099,250
		50,105,589
Shipping - 3.4%
OMI Corp. 7.625% 12/1/13	9,595,000	9,834,875
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	550,000	558,250
8.25% 3/15/13	1,295,000	1,362,988
Ship Finance International Ltd. 8.5% 12/15/13	25,180,000	25,117,023
Teekay Shipping Corp. 8.875% 7/15/11	10,093,000	10,887,824
		47,760,960
Super Retail - 1.8%
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	7,595,000	7,936,775
Michaels Stores, Inc.:
10% 11/1/14 (d)	4,470,000	4,615,275
11.375% 11/1/16 (d)	4,490,000	4,641,538
NBC Acquisition Corp. 0% 3/15/13 (c)	1,665,000	1,332,000
Nebraska Book Co., Inc. 8.625% 3/15/12	3,050,000	2,928,000
Sonic Automotive, Inc. 8.625% 8/15/13	3,690,000	3,800,700
		25,254,288
Technology - 8.2%
Activant Solutions, Inc. 9.5% 5/1/16 (d)	1,330,000	1,230,250
Amkor Technology, Inc. 9.25% 6/1/16	4,195,000	4,100,613
Avago Technologies Finance Ltd.:
10.125% 12/1/13 (d)	3,400,000	3,578,500
10.8694% 6/1/13 (d)(e)	3,380,000	3,515,200
Celestica, Inc.:
7.625% 7/1/13	2,090,000	2,037,750
7.875% 7/1/11	7,750,000	7,691,875
Freescale Semiconductor, Inc.:
8.875% 12/15/14 (d)	4,145,000	4,140,026
9.125% 12/15/14 pay-in-kind (d)	2,910,000	2,891,958
9.25% 12/15/14 (d)(e)	2,910,000	2,884,683
10.125% 12/15/16 (d)	3,920,000	3,925,096
IKON Office Solutions, Inc. 7.75% 9/15/15	5,615,000	5,860,656
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Technology - continued
Lucent Technologies, Inc.:
6.45% 3/15/29	$ 8,660,000	$ 8,010,500
6.5% 1/15/28	3,465,000	3,205,125
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
8% 12/15/14	945,000	628,425
8.61% 12/15/11 (e)	1,890,000	1,625,400
Nortel Networks Corp.:
9.6238% 7/15/11 (d)(e)	3,340,000	3,519,525
10.125% 7/15/13 (d)	3,825,000	4,140,563
Northern Telecom Capital Corp. 7.875% 6/15/26	475,000	425,125
Northern Telecom Ltd. yankee 6.875% 9/1/23	840,000	714,000
NXP BV:
7.875% 10/15/14 (d)	3,580,000	3,696,350
8.118% 10/15/13 (d)(e)	2,970,000	3,010,838
9.5% 10/15/15 (d)	6,065,000	6,231,788
Sanmina-SCI Corp.:
6.75% 3/1/13	3,485,000	3,232,338
8.125% 3/1/16	4,130,000	3,964,800
Seagate Technology HDD Holdings 6.8% 10/1/16	2,350,000	2,350,000
STATS ChipPAC Ltd. 7.5% 7/19/10	5,185,000	5,249,813
SunGard Data Systems, Inc.:
9.125% 8/15/13	3,865,000	4,058,250
10.25% 8/15/15	1,945,000	2,073,856
UGS Capital Corp. II 10.3481% 6/1/11 pay-in-kind (d)(e)	6,055,901	6,116,460
Xerox Capital Trust I 8% 2/1/27	4,400,000	4,510,000
Xerox Corp.:
6.4% 3/15/16	1,145,000	1,165,621
6.75% 2/1/17	2,305,000	2,402,963
7.625% 6/15/13	2,340,000	2,457,000
		114,645,347
Telecommunications - 7.9%
Centennial Communications Corp. 10% 1/1/13	1,000,000	1,062,500
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14	1,585,000	1,616,700
Digicel Ltd. 9.25% 9/1/12 (d)	5,335,000	5,681,775
Intelsat Ltd.:
6.5% 11/1/13	11,870,000	10,089,500
7.625% 4/15/12	10,795,000	9,985,375
9.25% 6/15/16 (d)	5,790,000	6,180,825
11.25% 6/15/16 (d)	4,170,000	4,597,425
11.3544% 6/15/13 (d)(e)	2,700,000	2,835,000

	Principal Amount	Value (Note 1)
Intelsat Subsidiary Holding Co. Ltd. 10.4844% 1/15/12 (e)	$ 3,115,000	$ 3,142,256
Level 3 Financing, Inc.:
9.25% 11/1/14 (d)	12,005,000	12,215,088
12.25% 3/15/13	5,435,000	6,162,203
MetroPCS Wireless, Inc. 9.25% 11/1/14 (d)	5,200,000	5,395,000
Millicom International Cellular SA 10% 12/1/13	1,490,000	1,624,100
Mobile Telesystems Finance SA 8% 1/28/12 (d)	3,158,000	3,315,900
PanAmSat Corp.:
9% 8/15/14	5,374,000	5,709,875
9% 6/15/16 (d)	3,820,000	4,044,425
Qwest Corp.:
7.5% 10/1/14	3,840,000	4,089,600
8.61% 6/15/13 (e)	7,630,000	8,265,579
Rogers Communications, Inc. 9.625% 5/1/11	1,020,000	1,162,800
U.S. West Communications:
6.875% 9/15/33	2,535,000	2,433,600
7.5% 6/15/23	4,335,000	4,400,025
Windstream Corp.:
8.125% 8/1/13 (d)	2,350,000	2,546,930
8.625% 8/1/16 (d)	2,565,000	2,815,088
		109,371,569
Textiles & Apparel - 0.8%
Hanesbrands, Inc. 8.735% 12/15/14 (d)(e)	1,440,000	1,463,400
Levi Strauss & Co.:
8.875% 4/1/16	7,165,000	7,451,600
10.1216% 4/1/12 (e)	1,890,000	1,939,613
		10,854,613
TOTAL NONCONVERTIBLE BONDS (Cost $1,176,824,198)		1,208,757,333
Commercial Mortgage Securities - 0.0%

LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.25% 4/25/21 (d)(e) (Cost $143,248)	185,924	167,332
Common Stocks - 0.1%
Shares
Textiles & Apparel - 0.1%
Arena Brands Holding Corp. Class B (a)(g) (Cost $1,974,627)	48,889	722,091
Floating Rate Loans - 7.9%
	Principal Amount	Value (Note 1)
Automotive - 1.7%
Ford Motor Co. term loan 8.36% 12/15/13 (e)	$ 14,770,000	$ 14,788,463
Lear Corp. term loan 7.8656% 4/25/12 (e)	2,652,020	2,655,335
Oshkosh Truck Co. Tranche B, term loan 7.35% 12/6/13 (e)	5,910,000	5,913,694
		23,357,492
Cable TV - 1.1%
Charter Communications Operating LLC Tranche B, term loan 8.005% 4/28/13 (e)	5,498,000	5,525,490
CSC Holdings, Inc. Tranche B, term loan 7.1228% 3/29/13 (e)	4,925,250	4,922,172
Insight Midwest Holdings LLC Tranche B, term loan 7.61% 4/6/14 (e)	4,830,000	4,857,169
		15,304,831
Diversified Financial Services - 0.4%
LPL Holdings, Inc. Tranche C, term loan 8.1137% 6/29/14 (e)	5,200,000	5,226,000
Electric Utilities - 0.8%
Covanta Energy Corp.:
Tranche 1:
Credit-Linked Deposit 7.6% 6/24/12 (e)	3,999,608	4,034,604
term loan 7.6149% 6/24/12 (e)	2,858,960	2,883,976
Tranche 2, term loan 10.85% 6/24/13 (e)	4,631,250	4,718,086
		11,636,666
Energy - 0.7%
Sandridge Energy, Inc. term loan 10.1904% 11/21/07 (e)	4,760,000	4,795,700
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 7.4888% 10/31/12 (e)	605,806	607,321
term loan:
7.6% 10/31/07 (e)	2,230,000	2,230,000
7.6237% 10/31/12 (e)	2,492,641	2,498,873
		10,131,894
Food/Beverage/Tobacco - 0.1%
Pierre Foods, Inc. Tranche B, term loan 7.61% 6/30/10 (e)	840,000	843,150
Gaming - 0.8%
Kerzner International Ltd.:
term loan 8.3531% 9/1/13 (e)	3,181,250	3,129,555
Class DD, term loan 8.3531% 9/1/13 (e)(f)	1,908,750	1,877,733

	Principal Amount	Value (Note 1)
Venetian Macau Ltd. Tranche B, term loan:
5/26/12 (f)	$ 2,103,333	$ 2,103,333
8.12% 5/26/13 (e)	4,206,667	4,248,733
		11,359,354
Paper - 0.7%
Georgia-Pacific Corp. Tranche B1, term loan 7.3561% 12/23/12 (e)	9,484,200	9,543,476
Services - 0.5%
NES Rentals Holdings, Inc. Tranche 2, term loan 12.125% 7/21/13 (e)	4,570,000	4,604,275
RSC Equipment Rental Tranche 2LN, term loan 8.8466% 11/30/13 (e)	2,860,000	2,892,175
		7,496,450
Super Retail - 0.2%
Michaels Stores, Inc. Tranche B, term loan 8.375% 10/31/13 (e)	3,330,000	3,285,080
Technology - 0.5%
Fidelity National Information Solutions, Inc.:
Tranche A, term loan 6.6% 3/9/11 (e)	5,107,424	5,094,655
Tranche B, term loan 7.1% 3/9/13 (e)	1,926,510	1,925,306
		7,019,961
Telecommunications - 0.4%
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (e)	1,880,000	1,915,250
Wind Telecomunicazioni Spa term loan 12.54% 12/21/11 (e)	2,910,000	2,950,013
		4,865,263
TOTAL FLOATING RATE LOANS (Cost $109,628,444)		110,069,617
Money Market Funds - 3.6%
	Shares
Fidelity Cash Central Fund, 5.37% (b) (Cost $49,383,175)	49,383,175	49,383,175
TOTAL INVESTMENT PORTFOLIO - 98.6% (Cost $1,337,953,692)		1,369,099,548
NET OTHER ASSETS - 1.4%		19,912,773
NET ASSETS - 100%		$ 1,389,012,321
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $301,097,782 or 21.7% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $3,375,833 and $3,355,155, respectively. The coupon rate will be determined at time of settlement.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $722,091 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B	6/18/97	$ 1,974,627
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,434,175
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.9%
Bermuda	4.8%
Canada	3.8%
Marshall Islands	1.8%
United Kingdom	1.0%
Others (individually less than 1%)	4.7%
100.0%
Income Tax Information

At December 31, 2006, the fund had a capital loss carryforward of approximately $1,110,768,989 of which $249,734,104, $772,554,243 and $88,480,642 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio

VIP High Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,288,570,517)	$ 1,319,716,373
Fidelity Central Funds (cost $49,383,175)	49,383,175
Total Investments (cost $1,337,953,692)		$ 1,369,099,548
Cash		5,247,145
Receivable for investments sold		5,448,511
Receivable for fund shares sold		32,641
Interest receivable		22,731,150
Prepaid expenses		6,377
Other receivables		4,668
Total assets		1,402,570,040

Liabilities
Payable for investments purchased	$ 12,304,130
Payable for fund shares redeemed	53,566
Accrued management fee	664,431
Distribution fees payable	46,178
Other affiliated payables	124,613
Other payables and accrued expenses	364,801
Total liabilities		13,557,719

Net Assets		$ 1,389,012,321
Net Assets consist of:
Paid in capital		$ 2,464,817,919
Undistributed net investment income		3,860,284
Accumulated undistributed net realized gain (loss) on investments		(1,110,811,738)
Net unrealized appreciation (depreciation) on investments		31,145,856
Net Assets		$ 1,389,012,321

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($922,565,040 ÷ 145,321,849 shares)	$ 6.35

Service Class: Net Asset Value, offering price and redemption price per share ($277,545,665 ÷ 43,923,717 shares)	$ 6.32

Service Class 2: Net Asset Value, offering price and redemption price per share ($110,503,133 ÷ 17,685,742 shares)	$ 6.25

Initial Class R: Net Asset Value, offering price and redemption price per share ($92,594 ÷ 14,604 shares)	$ 6.34

Service Class R: Net Asset Value, offering price and redemption price per share ($92,353 ÷ 14,621 shares)	$ 6.32

Service Class 2R: Net Asset Value, offering price and redemption price per share ($91,967 ÷ 14,716 shares)	$ 6.25

Investor Class: Net Asset Value, offering price and redemption price per share ($78,121,569 ÷ 12,328,364 shares)	$ 6.34

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP High Income Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Interest		109,941,287
Income from Fidelity Central Funds		2,434,175
Total income		112,375,462

Expenses
Management fee	$ 7,904,598
Transfer agent fees	992,388
Distribution fees	526,826
Accounting fees and expenses	502,943
Custodian fees and expenses	35,696
Independent trustees' compensation	5,256
Audit	81,447
Legal	16,552
Interest	6,880
Miscellaneous	367,306
Total expenses before reductions	10,439,892
Expense reductions	(17,479)	10,422,413
Net investment income		101,953,049
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		19,571,030
Change in net unrealized appreciation (depreciation) on investment securities		25,541,215
Net gain (loss)		45,112,245
Net increase (decrease) in net assets resulting from operations		$ 147,065,294

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 101,953,049	$ 110,572,722
Net realized gain (loss)	19,571,030	14,492,871
Change in net unrealized appreciation (depreciation)	25,541,215	(85,881,349)
Net increase (decrease) in net assets resulting from operations	147,065,294	39,184,244
Distributions to shareholders from net investment income	(103,253,559)	(242,303,630)
Share transactions - net increase (decrease)	(158,550,860)	(136,476,901)
Total increase (decrease) in net assets	(114,739,125)	(339,596,287)

Net Assets
Beginning of period	1,503,751,446	1,843,347,733
End of period (including undistributed net investment income of $3,860,284 and undistributed net investment income of $5,394,674, respectively)	$ 1,389,012,321	$ 1,503,751,446

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.17	$ 7.00	$ 6.95	$ 5.93	$ 6.41
Income from Investment Operations
Net investment income C	.476	.457	.494	.520	.496 G
Net realized and unrealized gain (loss)	.216	(.281)	.126	.980	(.306) G
Total from investment operations	.692	.176	.620	1.500	.190
Distributions from net investment income	(.512)	(1.006)	(.570)	(.480)	(.670)
Net asset value, end of period	$ 6.35	$ 6.17	$ 7.00	$ 6.95	$ 5.93
Total Return A, B	11.24%	2.70%	9.59%	27.26%	3.44%
Ratios to Average Net Assets D, F
Expenses before reductions	.71%	.70%	.71%	.69%	.70%
Expenses net of fee waivers, if any	.71%	.70%	.71%	.69%	.70%
Expenses net of all reductions	.71%	.70%	.71%	.69%	.70%
Net investment income	7.40%	6.98%	7.43%	8.25%	8.65% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 922,565	$ 1,080,002	$ 1,371,736	$ 1,593,714	$ 1,145,562
Portfolio turnover rate E	65%	95%	128%	130%	96%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended December 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $.017 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 8.95% to 8.65%. The reclassification has no impact on the net assets of the Fund.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.14	$ 6.97	$ 6.92	$ 5.91	$ 6.38
Income from Investment Operations
Net investment income C	.467	.448	.486	.513	.488 G
Net realized and unrealized gain (loss)	.218	(.283)	.124	.967	(.288) G
Total from investment operations	.685	.165	.610	1.480	.200
Distributions from net investment income	(.505)	(.995)	(.560)	(.470)	(.670)
Net asset value, end of period	$ 6.32	$ 6.14	$ 6.97	$ 6.92	$ 5.91
Total Return A, B	11.18%	2.52%	9.47%	26.97%	3.62%
Ratios to Average Net Assets D, F
Expenses before reductions	.81%	.80%	.81%	.79%	.80%
Expenses net of fee waivers, if any	.81%	.80%	.81%	.79%	.80%
Expenses net of all reductions	.81%	.80%	.81%	.79%	.80%
Net investment income	7.30%	6.88%	7.33%	8.15%	8.55% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 277,546	$ 319,380	$ 377,122	$ 417,928	$ 260,489
Portfolio turnover rate E	65%	95%	128%	130%	96%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended December 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $.017 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 8.85% to 8.55%. The reclassification has no impact on the net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.08	$ 6.91	$ 6.87	$ 5.87	$ 6.36
Income from Investment Operations
Net investment income C	.453	.433	.470	.501	.472 G
Net realized and unrealized gain (loss)	.216	(.284)	.130	.959	(.292) G
Total from investment operations	.669	.149	.600	1.460	.180
Distributions from net investment income	(.499)	(.979)	(.560)	(.460)	(.670)
Net asset value, end of period	$ 6.25	$ 6.08	$ 6.91	$ 6.87	$ 5.87
Total Return A, B	11.02%	2.31%	9.38%	26.75%	3.30%
Ratios to Average Net Assets D, F
Expenses before reductions	.97%	.95%	.97%	.95%	.97%
Expenses net of fee waivers, if any	.97%	.95%	.97%	.95%	.97%
Expenses net of all reductions	.97%	.95%	.97%	.95%	.97%
Net investment income	7.14%	6.72%	7.17%	7.99%	8.38% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,503	$ 86,757	$ 94,246	$ 76,383	$ 32,499
Portfolio turnover rate E	65%	95%	128%	130%	96%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended December 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $.017 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 8.68% to 8.38%. The reclassification has no impact on the net assets of the Fund.

Financial Highlights - Initial Class R

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.16	$ 7.00	$ 6.47
Income from Investment Operations
Net investment income E	.475	.455	.338
Net realized and unrealized gain (loss)	.218	(.288)	.192
Total from investment operations	.693	.167	.530
Distributions from net investment income	(.513)	(1.007)	-
Net asset value, end of period	$ 6.34	$ 6.16	$ 7.00
Total Return B, C, D	11.27%	2.55%	8.19%
Ratios to Average Net Assets F, I
Expenses before reductions	.71%	.70%	.71% A
Expenses net of fee waivers, if any	.71%	.70%	.71% A
Expenses net of all reductions	.71%	.70%	.71% A
Net investment income	7.39%	6.98%	7.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 93	$ 83	$ 81
Portfolio turnover rate G	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio

Financial Highlights - Service Class R

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.14	$ 6.97	$ 6.45
Income from Investment Operations
Net investment income E	.467	.447	.332
Net realized and unrealized gain (loss)	.219	(.282)	.188
Total from investment operations	.686	.165	.520
Distributions from net investment income	(.506)	(.995)	-
Net asset value, end of period	$ 6.32	$ 6.14	$ 6.97
Total Return B, C, D	11.19%	2.53%	8.06%
Ratios to Average Net Assets F, I
Expenses before reductions	.81%	.80%	.81% A
Expenses net of fee waivers, if any	.81%	.80%	.81% A
Expenses net of all reductions	.81%	.80%	.81% A
Net investment income	7.30%	6.88%	7.05% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 92	$ 83	$ 81
Portfolio turnover rate G	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.08	$ 6.91	$ 6.40
Income from Investment Operations
Net investment income E	.453	.433	.322
Net realized and unrealized gain (loss)	.214	(.282)	.188
Total from investment operations	.667	.151	.510
Distributions from net investment income	(.497)	(.981)	-
Net asset value, end of period	$ 6.25	$ 6.08	$ 6.91
Total Return B, C, D	10.99%	2.33%	7.97%
Ratios to Average Net Assets F, I
Expenses before reductions	.96%	.94%	.96% A
Expenses net of fee waivers, if any	.96%	.94%	.96% A
Expenses net of all reductions	.96%	.94%	.96% A
Net investment income	7.14%	6.73%	6.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 92	$ 83	$ 81
Portfolio turnover rate G	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.16	$ 6.54
Income from Investment Operations
Net investment income E	.471	.193
Net realized and unrealized gain (loss)	.220	(.089)
Total from investment operations	.691	.104
Distributions from net investment income	(.511)	(.484)
Net asset value, end of period	$ 6.34	$ 6.16
Total Return B, C, D	11.24%	1.60%
Ratios to Average Net Assets F, I
Expenses before reductions	.80%	.82% A
Expenses net of fee waivers, if any	.80%	.82% A
Expenses net of all reductions	.79%	.82% A
Net investment income	7.31%	6.86% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,122	$ 17,363
Portfolio turnover rate G	65%	95%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio

VIP Money Market Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Money Market - Initial Class	4.87%	2.35%	3.83%
VIP Money Market - Service Class A	4.76%	2.25%	3.76%
VIP Money Market - Service Class 2 B	4.61%	2.10%	3.65%
VIP Money Market - Investor Class C	4.81%	2.33%	3.82%

A The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

Annual Report

VIP Money Market Portfolio

Investment Changes

Maturity Diversification
Days	% of fund's investments 12/31/06	% of fund's investments 6/30/06	% of fund's investments 12/31/05
0 - 30	52.1	56.8	66.2
31 - 90	33.8	29.2	30.2
91 - 180	8.0	8.8	3.1
181 - 397	6.1	5.2	0.5
Weighted Average Maturity
	12/31/06	6/30/06	12/31/05
VIP Money Market Portfolio	56 Days	48 Days	31 Days
All Taxable Money Market Funds Average*	41 Days	38 Days	36 Days
Asset Allocation (% of fund's net assets)
As of December 31, 2006	As of June 30, 2006
Corporate Bonds 1.0%	Corporate Bonds 1.4%
Commercial Paper 21.9%	Commercial Paper 23.7%
Bank CDs, BAs, TDs, and Notes 62.0%	Bank CDs, BAs, TDs, and Notes 53.4%
Government Securities 0.5%	Government Securities 0.3%
Repurchase Agreements 14.8%	Repurchase Agreements 22.6%
Other Investments 0.7%	Other Investments 0.1%
Net Other Assets ** (0.9)%	Net Other Assets ** (1.5)%

** Net Other Assets are not included in the pie chart.

* Source: iMoneyNet, Inc.

VIP Money Market Portfolio

VIP Money Market Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Corporate Bonds - 1.0%
Due Date	Yield (a)	Principal Amount	Value (Note 1)
Bell Trace Obligated Group
1/29/07	5.41% (c)	$ 14,405,000	$ 14,405,000
Virginia Electric & Power Co.
2/1/07	5.53	10,065,000	10,062,544
TOTAL CORPORATE BONDS			24,467,544
Certificates of Deposit - 20.9%

London Branch, Eurodollar, Foreign Banks - 7.1%
Calyon
1/24/07 to 2/12/07	5.00 to 5.22	15,000,000	15,000,000
Credit Agricole SA
2/12/07 to 4/18/07	5.32 to 5.36	45,000,000	45,000,000
Credit Industriel et Commercial
1/29/07 to 5/8/07	5.22 to 5.40	47,000,000	47,000,000
Deutsche Bank AG
1/30/07	4.86	15,000,000	15,000,000
Dresdner Bank AG
3/5/07	5.40	6,000,000	6,000,000
HBOS Treasury Services PLC
5/23/07	5.36	5,000,000	5,000,000
Landesbank Hessen-Thuringen
4/17/07	5.36	5,000,000	5,000,000
Societe Generale
4/17/07 to 1/3/08	5.30 to 5.35	29,000,000	29,000,000
			167,000,000
New York Branch, Yankee Dollar, Foreign Banks - 13.8%
BNP Paribas SA
4/17/07 to 10/2/07	5.30 to 5.45	30,000,000	30,000,000
Canadian Imperial Bank of Commerce
1/16/07	5.43 (c)	20,000,000	20,000,000
Credit Suisse First Boston
1/22/07	5.35 (c)	20,000,000	20,000,000
Credit Suisse Group
6/4/07	5.40 to 5.43	22,000,000	22,000,000
DEPFA BANK PLC
1/25/07	5.33	5,000,000	5,000,000
Deutsche Bank AG
2/5/07 to 1/11/08	4.90 to 5.42	55,000,000	55,000,000
HBOS Treasury Services PLC
4/17/07 to 5/23/07	5.35 to 5.36	10,000,000	10,000,000
Landesbank Baden-Wuert
4/13/07	5.35	9,000,000	9,000,124

Due Date	Yield (a)	Principal Amount	Value (Note 1)
Mizuho Corporate Bank Ltd.
1/25/07 to 2/14/07	5.34 to 5.56%	$ 42,000,000	$ 42,000,000
Natexis Banques Populaires NY CD
12/12/07 to 12/18/07	5.40	28,000,000	28,000,000
Norinchukin Bank
2/20/07 to 3/1/07	5.35	80,000,000	80,000,000
Sumitomo Mitsui Banking Corp.
1/26/07 to 4/18/07	5.32 to 5.38	5,000,000	5,000,000
			326,000,124
TOTAL CERTIFICATES OF DEPOSIT			493,000,124
Commercial Paper - 21.9%

Aegis Finance LLC
2/8/07	5.34	2,000,000	1,988,885
American Wtr. Cap. Corp.
2/6/07 to 3/5/07	5.43 to 5.46 (b)	6,008,000	5,968,417
Amsterdam Funding Corp.
1/25/07 to 2/5/07	5.33	10,000,000	9,952,191
Apache Corp.
1/16/07	5.39 to 5.40 (b)	6,000,000	5,986,592
Aquifer Funding LLC
1/4/07	5.34	19,000,000	18,991,577
AT&T, Inc.
1/25/07 to 2/6/07	5.34 to 5.35	7,000,000	6,966,507
Bavaria TRR Corp.
1/11/07 to 1/25/07	5.37 to 5.40	10,000,000	9,972,536
BellSouth Corp.
3/1/07	5.35	1,000,000	991,314
Beta Finance, Inc.
4/23/07	5.37 (b)	20,500,000	20,166,442
Bradford & Bingley PLC
2/5/07	5.34	2,000,000	1,989,763
Caisse Nat des Caisses d' Epargne
2/7/07	5.34 (b)	5,000,000	4,973,098
Capital One Multi-Asset Execution Trust
3/14/07	5.35	1,000,000	989,440
Charta LLC
2/16/07	5.39	2,000,000	1,986,353
Citigroup Funding, Inc.
1/19/07 to 3/26/07	5.34 to 5.35	10,000,000	9,925,125
ConocoPhillips Qatar Funding Ltd.
4/13/07	5.43 (b)	1,000,000	985,012
Commercial Paper - continued
Due Date	Yield (a)	Principal Amount	Value (Note 1)
Countrywide Financial Corp.
3/15/07	5.37%	$ 2,000,000	$ 1,978,506
Cullinan Finance Corp.
1/23/07	5.56 (b)	5,000,000	4,983,469
CVS Corp.
1/8/07 to 1/18/07	5.40	4,000,000	3,992,269
DaimlerChrysler NA Holding Corp.
1/2/07 to 3/20/07	5.42 to 5.46	16,000,000	15,905,491
Davis Square Funding V Corp.
2/22/07 to 3/16/07	5.34 to 5.36	10,000,000	9,902,670
DEPFA BANK PLC
3/20/07	5.35	5,000,000	4,943,342
Devon Energy Corp.
1/26/07 to 2/26/07	5.37 to 5.40	5,500,000	5,466,134
Dominion Resources, Inc.
1/12/07 to 1/26/07	5.37 to 5.39	8,000,000	7,978,656
DZ Bank AG
2/2/07	5.33	20,000,000	19,906,489
Emerald (MBNA Credit Card Master Note Trust)
1/26/07 to 3/13/07	5.32 to 5.35	10,000,000	9,915,942
FCAR Owner Trust
1/16/07 to 3/15/07	5.32 to 5.57	28,000,000	27,853,314
Fortune Brands, Inc.
1/16/07 to 2/23/07	5.36 to 5.41	8,000,000	7,957,628
France Telecom SA
1/16/07 to 3/14/07	5.39 to 5.40 (b)	4,500,000	4,468,468
Giro Funding US Corp.
1/30/07 to 1/31/07	5.34	16,000,000	15,931,981
Grampian Funding LLC
1/26/07 to 4/10/07	5.32 to 5.35	40,000,000	39,613,952
Grenadier Funding Corp.
2/13/07	5.34	1,000,000	993,705
Harrier Finance Funding LLC
6/27/07	5.35 (b)	10,000,000	9,744,530
HSBC Finance Corp.
3/23/07	5.35	5,000,000	4,940,600
Hypo Real Estate Bank International AG
3/12/07	5.38	2,000,000	1,979,350
John Deere Capital Corp.
1/22/07 to 3/16/07	5.37 to 5.42	6,000,000	5,955,516
Kellogg Co.
3/9/07 to 3/22/07	5.38 to 5.40	4,000,000	3,957,303
Kestrel Funding (US) LLC
1/17/07 to 2/2/07	5.33 to 5.34 (b)	16,000,000	15,927,596
Monument Gardens Funding
3/19/07	5.35	10,000,000	9,887,067
Motown Notes Program
1/31/07 to 3/23/07	5.35 to 5.38	8,307,000	8,230,144
Nelnet Student Funding Ext CP LLC
2/5/07	5.33	5,000,000	4,974,333

Due Date	Yield (a)	Principal Amount	Value (Note 1)
Nissan Motor Acceptance Corp.
1/16/07 to 2/16/07	5.38 to 5.40%	$ 5,000,000	$ 4,981,499
Pacific Gas & Electric Co.
1/18/07	5.39 (b)	2,000,000	1,994,938
Paradigm Funding LLC
1/22/07 to 3/26/07	5.33 to 5.39	22,000,000	21,876,667
Park Granada LLC
3/20/07	5.37	5,000,000	4,942,583
Park Sienna LLC
1/11/07 to 3/29/07	5.33 to 5.36	20,000,000	19,815,571
Rockies Express Pipeline LLC
2/7/07 to 3/20/07	5.43 to 5.47 (b)	3,000,000	2,971,078
SABMiller PLC
2/5/07 to 2/20/07	5.38 to 5.40	4,000,000	3,976,409
Societe Generale NA
1/8/07	5.33	3,305,000	3,301,626
Strand Capital LLC
1/23/07 to 2/20/07	5.34 to 5.38	6,000,000	5,971,511
Stratford Receivables Co. LLC
1/8/07 to 2/14/07	5.33 to 5.40	37,000,000	36,887,182
Textron Financial Corp.
1/16/07 to 2/9/07	5.35 to 5.39	10,000,000	9,966,087
Thames Asset Global Securities No. 1, Inc.
1/22/07	5.38	1,000,000	996,879
The Walt Disney Co.
1/25/07 to 2/7/07	5.34 to 5.37	4,000,000	3,982,415
Time Warner, Inc.
1/16/07	5.49 (b)	8,500,000	8,480,900
UniCredito Italiano Bank (Ireland) PLC
3/13/07 to 4/16/07	5.35 to 5.36	16,000,000	15,786,443
Verizon Communications, Inc.
2/8/07 to 2/16/07	5.37 to 5.38 (b)	13,000,000	12,917,169
Weatherford International Ltd.
1/8/07 to 1/12/07	5.39 to 5.40 (b)	3,799,000	3,793,954
WellPoint, Inc.
2/12/07 to 3/16/07	5.38 to 5.40	2,000,000	1,982,826
Xcel Energy, Inc.
4/13/07	5.56	2,000,000	1,969,343
TOTAL COMMERCIAL PAPER			515,816,787
Federal Agencies - 0.5%

Federal Home Loan Bank - 0.5%
8/15/07 to 8/21/07	5.48	12,000,000	11,999,408
TOTAL FEDERAL AGENCIES			11,999,408
Master Notes - 3.0%
Due Date	Yield (a)	Principal Amount	Value (Note 1)
Asset Funding Co. III LLC
1/5/07	5.41 to 5.42% (c)(e)	$ 26,000,000	$ 26,000,000
Goldman Sachs Group, Inc.
1/9/07 to 2/26/07	5.40 to 5.42 (c)(e)	42,000,000	42,000,000
Lehman Brothers Holdings, Inc.
4/30/07	5.46 (c)(e)	3,000,000	3,000,000
TOTAL MASTER NOTES			71,000,000
Medium-Term Notes - 33.5%

AIG Matched Funding Corp.
2/15/07	5.36 to 5.37 (c)	23,000,000	23,000,000
2/15/07 to 11/15/07	5.34 to 5.37 (b)	28,000,000	28,000,000
Allstate Life Global Funding II
1/29/07	5.36 (b)(c)	1,000,000	1,000,000
American Express Credit Corp.
1/5/07	5.45 (c)	10,000,000	10,000,516
Australia & New Zealand Banking Group Ltd.
1/23/07	5.35 (b)(c)	5,000,000	5,000,000
Banco Santander Totta SA
1/16/07	5.35 (b)(c)	15,000,000	15,000,000
Bank of New York Co., Inc.
1/29/07	5.41 (b)(c)	15,000,000	15,000,000
Banque Federative du Credit Mutuel (BFCM)
1/16/07	5.35 (b)(c)	12,000,000	12,000,000
Bayerische Landesbank Girozentrale
1/17/07 to 2/20/07	5.38 to 5.42 (c)	25,000,000	25,000,000
BellSouth Corp.
4/26/07	5.34 (b)	15,000,000	14,945,528
BMW U.S. Capital LLC
1/16/07	5.35 (c)	2,000,000	2,000,000
1/5/07	5.33 (b)(c)	2,000,000	2,000,000
BNP Paribas SA
1/2/07	5.30 (c)	10,000,000	9,998,235
Caja Madrid SA
1/19/07	5.37 (c)	7,000,000	7,000,000
Calyon New York Branch
1/2/07	5.29 (c)	8,000,000	7,998,432
CIT Group, Inc.
2/20/07	5.60 (c)	15,000,000	15,013,920
Commonwealth Bank of Australia
1/24/07	5.35 (c)	21,430,000	21,432,711
ConocoPhillips
1/11/07	5.37 (c)	3,000,000	3,000,000
Countrywide Bank, Alexandria Virginia
1/3/07 to 1/16/07	5.36 (c)	25,000,000	24,999,673
Countrywide Financial Corp.
1/11/07	5.53 (c)	500,000	500,169

Due Date	Yield (a)	Principal Amount	Value (Note 1)
Credit Agricole SA
1/23/07	5.34% (c)	$ 16,000,000	$ 16,000,000
Cullinan Finance Corp.
2/26/07 to 6/25/07	5.33 to 5.38 (b)(c)	23,000,000	22,997,367
Cullinan Finance Ltd./Corp. Mtn 144A
10/15/07	5.33 (b)	6,000,000	6,000,000
DnB Nor ASA
1/25/07	5.34 (b)(c)	27,000,000	26,999,944
Harrier Finance Funding LLC
3/20/07	5.35 (b)(c)	1,000,000	1,000,002
HBOS Treasury Services PLC
1/9/07	5.32 (b)(c)	10,600,000	10,599,264
3/26/07	5.44 (c)	20,000,000	20,000,000
HSBC Finance Corp.
1/8/07 to 1/24/07	5.34 to 5.38 (c)	26,000,000	26,000,000
HSBC USA, Inc.
1/16/07	5.35 (c)	5,000,000	5,000,000
HSH Nordbank
1/22/07	5.36 (b)(c)	12,000,000	12,000,000
HSH Nordbank AG
1/23/07	5.38 (b)(c)	6,000,000	6,000,000
Huntington National Bank, Columbus
2/1/07	5.45 (c)	2,000,000	2,000,206
ING USA Annuity & Life Insurance Co.
3/23/07	5.46 (c)(e)	3,000,000	3,000,000
Intesa Bank Ireland PLC
1/25/07	5.35 (b)(c)	20,000,000	20,000,000
K2 (USA) LLC
3/12/07	5.31 (b)(c)	6,000,000	5,999,591
Kestrel Funding PLC US LLC 144A
1/26/07	5.34 (b)(c)	1,000,000	1,000,000
Key Bank NA
3/19/07	5.38 (c)	1,000,000	1,000,081
Merrill Lynch & Co., Inc.
1/4/07 to 1/16/07	5.36 to 5.60 (c)	28,000,000	28,023,047
Metropolitan Life Insurance Co.
1/8/07	5.36 (b)(c)	3,884,000	3,884,000
Morgan Stanley
1/2/07 to 1/29/07	5.37 to 5.44 (c)	48,000,000	48,000,181
Natexis Banques Populaires NY CD
1/2/07	5.31 (c)	21,000,000	20,997,955
National Rural Utils. Coop. Finance Corp.
1/4/07	5.33 (c)	1,000,000	1,000,000
Nordea Bank AB
1/2/07	5.29 (c)	13,000,000	12,997,466
Pacific Life Global Funding
1/4/07	5.40 (b)(c)	3,000,000	3,001,129
RACERS
1/22/07	5.37 (b)(c)	15,000,000	15,000,000
Medium-Term Notes - continued
Due Date	Yield (a)	Principal Amount	Value (Note 1)
Royal Bank of Scotland PLC
1/22/07	5.34% (b)(c)	$ 10,000,000	$ 10,000,000
Security Life of Denver Insurance Co.
2/28/07	5.45 (c)(e)	2,000,000	2,000,000
Sigma Finance, Inc.
1/16/07 to 3/12/07	5.31 to 5.35 (b)(c)	17,000,000	16,999,186
Skandinaviska Enskilda Banken
1/8/07	5.30 (c)	14,000,000	13,997,665
Skandinaviska Enskilda Banken AB
3/8/07	5.34 (c)	14,000,000	14,000,000
Societe Generale
1/2/07	5.34 (b)(c)	9,000,000	9,000,479
1/31/07	5.30 (c)	20,000,000	19,997,181
UniCredito Italiano Bank (Ireland) PLC
1/16/07	5.36 (b)(c)	30,500,000	30,499,971
1/30/07	5.32 (c)	10,000,000	9,998,765
Unicredito Italiano Spa, New York
2/20/07 to 3/13/07	5.35 to 5.37 (c)	34,000,000	33,998,579
Verizon Communications, Inc.
1/8/07	5.50 (c)	1,000,000	999,980
Vodafone Group PLC
3/29/07	5.42 (c)	2,500,000	2,499,809
Washington Mutual Bank
2/16/07 to 2/28/07	5.35 to 5.42 (c)	30,500,000	30,501,768
Washington Mutual Bank FA
1/24/07	5.33 (c)	1,500,000	1,499,930
1/31/07	5.36 (b)(c)	20,000,000	20,000,000
WestLB AG
1/10/07 to 3/30/07	5.39 (b)(c)	13,000,000	13,000,000
TOTAL MEDIUM-TERM NOTES			790,382,730
Short-Term Notes - 3.3%

Jackson National Life Insurance Co.
1/1/07	5.42 (c)(e)	7,000,000	7,000,000
Metropolitan Life Insurance Co.
1/2/07 to 2/1/07	5.49 to 5.51 (c)(e)	15,000,000	15,000,000
1/29/07	5.45 (b)(c)	5,000,000	5,000,000
Monumental Life Insurance Co.
1/2/07	5.49 to 5.52 (c)(e)	10,000,000	10,000,000
New York Life Insurance Co.
3/30/07	5.44 (c)(e)	30,000,000	30,000,000
Transamerica Occidental Life Insurance Co.
2/1/07	5.54 (c)(e)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			77,000,000
Asset-Backed Securities - 0.7%
Due Date	Yield (a)	Principal Amount	Value (Note 1)
Master Funding Trust I
1/25/07 - 4/25/07	5.38% (c)	$ 14,768,000	$ 14,767,954
Wind Trust
2/25/07	5.32 (b)(c)	1,000,000	1,000,000
TOTAL ASSET-BACKED SECURITIES			15,767,954
Municipal Securities - 1.3%

Catholic Health Initiatives 5.35 to 5.36% 1/11/07 to 2/13/07	11,100,000		11,100,000
Michigan Gen. Oblig. Bonds 5.41% Tender 10/4/07	4,100,000		4,100,000
Texas Gen. Oblig. Series E, 5.37% 1/5/07, VRDN (c)	13,560,000		13,560,000
TOTAL MUNICIPAL SECURITIES		28,760,000
Repurchase Agreements - 14.8%
	Maturity Amount
In a joint trading account at 5.33% dated 12/29/06 due 1/2/07 (Collateralized by U.S. Government Obligations) #	$ 446,264	446,000
With:
Banc of America Securities LLC at 5.36%, dated 12/29/06 due 1/2/07 (Collateralized by Commercial Paper Obligations valued at $46,920,000, 0%, 1/5/07 - 4/26/07)	46,027,396	46,000,000
Barclays Capital, Inc. at 5.42%, dated 12/29/06 due 1/2/07 (Collateralized by Equity Securities valued at $111,301,098)	106,063,836	106,000,000
Citigroup Global Markets, Inc. at 5.37%, dated 12/29/06 due 1/2/07 (Collateralized by Corporate Obligations valued at $73,440,001, 0% - 20%, 8/15/07 - 12/25/39)	72,042,980	72,000,000
Deutsche Bank Securities, Inc. at:
5.34%, dated 11/28/06 due 1/29/07 (Collateralized by Corporate Obligations valued at $10,500,000, 0.25%, 4/11/13)	10,091,967	10,000,000
5.35%, dated:
12/1/06 due 1/12/07 (Collateralized by Mortgage Loan Obligations valued at $10,500,000, 5.42%, 12/15/20)	10,062,417	10,000,000
12/11/06 due 1/11/07 (Collateralized by Corporate Obligations valued at $15,300,001, 10.25%, 9/15/10)	15,069,104	15,000,000
Repurchase Agreements - continued
	Maturity Amount	Value (Note 1)
With: - continued
Deutsche Bank Securities, Inc. at:
5.38%, dated 10/19/06 due 1/19/07 (Collateralized by Corporate Obligations valued at $10,200,000, 8%, 11/15/14)	$ 10,137,489	$ 10,000,000
Goldman Sachs & Co. at 5.41%, dated 11/21/06 due 2/21/07 (Collateralized by Corporate Obligations valued at $32,550,001, 7.38%, 10/28/09 - 2/1/11) (c)(d)	31,428,592	31,000,000
J.P. Morgan Securities, Inc. at 5.41%, dated 12/29/11 due 3/18/13 (Collateralized by Corporate Obligations valued at $20,068,284, 7.11% - 8.38%, 3/18/13) (c)(d)	19,142,764	19,000,000
Merrill Lynch, Pierce, Fenner & Smith at 5.42%, dated 10/17/06 due 1/17/07 (Collateralized by Corporate Obligations valued at $15,783,415, 0% - 9.63%, 7/15/07 - 11/7/46) (c)(d)	15,205,753	15,000,000
Morgan Stanley & Co. at 5.36%, dated 12/13/06 due 2/1/07 (Collateralized by Mortgage Loan Obligations valued at $15,994,587, 0.54% - 5.77%, 7/14/07 - 5/1/40)	15,111,667	15,000,000
TOTAL REPURCHASE AGREEMENTS		349,446,000
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $2,377,640,547)		2,377,640,547
NET OTHER ASSETS - (0.9)%		(21,037,308)
NET ASSETS - 100%		$ 2,356,603,239
Security Type Abbreviation
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating rate securities, the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $436,288,124 or 18.5% of net assets.

(c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end. Due dates for these security types are the next interest rate reset date or, when applicable, the final maturity date.

(d) The maturity amount is based on the rate at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $148,000,000 or 6.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Asset Funding Co. III LLC: 5.41%, 1/5/07	11/7/06	$ 13,000,000
5.42%, 1/5/07	8/29/06	$ 13,000,000
Goldman Sachs Group, Inc.: 5.4%, 1/9/07	1/9/06	$ 6,000,000
5.42%, 2/26/07	8/26/04	$ 36,000,000
ING USA Annuity & Life Insurance Co. 5.46%, 3/23/07	6/23/05	$ 3,000,000
Jackson National Life Insurance Co. 5.42%, 1/1/07	3/31/03	$ 7,000,000
Lehman Brothers Holdings, Inc. 5.46%, 4/30/07	12/11/06	$ 3,000,000
Metropolitan Life Insurance Co.: 5.49%, 1/2/07	3/26/02	$ 10,000,000
5.51%, 2/1/07	2/24/03	$ 5,000,000
Monumental Life Insurance Co.: 5.49%, 1/2/07	9/17/98	$ 5,000,000
5.52%, 1/2/07	3/12/99	$ 5,000,000
New York Life Insurance Co. 5.44%, 3/30/07	2/28/02 - 12/19/02	$ 30,000,000
Security Life of Denver Insurance Co. 5.45%, 2/28/07	8/26/05	$ 2,000,000
Transamerica Occidental Life Insurance Co. 5.54%, 2/1/07	4/28/00	$ 10,000,000
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$446,000 due 1/02/07 at 5.33%
ABN AMRO Bank N.V., New York Branch	$ 75,765
BNP Paribas Securities Corp.	48,235
Banc of America Securities LLC	75,765
Barclays Capital, Inc.	75,765
Bear Stearns & Co., Inc.	113,647
Greenwich Capital Markets, Inc.	18,941
HSBC Securities (USA), Inc.	37,882
$ 446,000
Income Tax Information
At December 31, 2006, the fund had a capital loss carryforward of approximately $342,158 of which $61,748, $174,987 and $105,423 will expire on December 31, 2011, 2012 and 2013, respectively.

See accompanying notes which are an integral part of the financial statements.

VIP Money Market Portfolio

VIP Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including repurchase agreements of $349,446,000) - See accompanying schedule: Unaffiliated issuers (cost $2,377,640,547)		$ 2,377,640,547
Cash		162,198
Receivable for fund shares sold		1,742,384
Interest receivable		12,990,520
Prepaid expenses		10,778
Other receivables		271
Total assets		2,392,546,698

Liabilities
Payable for investments purchased	$ 34,000,000
Payable for fund shares redeemed	464,799
Distributions payable	648,827
Accrued management fee	459,561
Distribution fees payable	20,188
Other affiliated payables	171,747
Other payables and accrued expenses	178,337
Total liabilities		35,943,459

Net Assets		$ 2,356,603,239
Net Assets consist of:
Paid in capital		$ 2,356,898,384
Undistributed net investment income		47,013
Accumulated undistributed net realized gain (loss) on investments		(342,158)
Net Assets		$ 2,356,603,239

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($1,634,441,388 ÷ 1,634,751,606 shares)	$ 1.00

Service Class: Net Asset Value, offering price and redemption price per share ($56,501,591 ÷ 56,503,579 shares)	$ 1.00

Service Class 2: Net Asset Value, offering price and redemption price per share ($85,646,793 ÷ 85,648,438 shares)	$ 1.00

Investor Class: Net Asset Value, offering price and redemption price per share ($580,013,467 ÷ 579,969,475 shares)	$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Money Market Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Interest (including $99,861 from affiliated interfund lending)		$ 101,612,331

Expenses
Management fee	$ 4,582,492
Transfer agent fees	1,541,014
Distribution fees	199,831
Accounting fees and expenses	203,292
Custodian fees and expenses	50,830
Independent trustees' compensation	7,079
Audit	46,837
Legal	8,148
Interest	10,332
Miscellaneous	195,357
Total expenses before reductions	6,845,212
Expense reductions	(4,191)	6,841,021
Net investment income		94,771,310
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		46,850
Net increase in net assets resulting from operations		$ 94,818,160

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 94,771,310	$ 45,355,398
Net realized gain (loss)	46,850	(105,423)
Net increase in net assets resulting from operations	94,818,160	45,249,975
Distributions to shareholders from net investment income	(94,777,417)	(45,352,183)
Share transactions - net increase (decrease)	810,408,342	119,003,253
Total increase (decrease) in net assets	810,449,085	118,901,045

Net Assets
Beginning of period	1,546,154,154	1,427,253,109
End of period (including undistributed net investment income of $47,013 and distributions in excess of net investment income of $25,356, respectively)	$ 2,356,603,239	$ 1,546,154,154

See accompanying notes which are an integral part of the financial statements.

VIP Money Market Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.048	.030	.012	.010	.017
Distributions from net investment income	(.048)	(.030)	(.012)	(.010)	(.017)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A,B	4.87%	3.03%	1.21%	1.00%	1.69%
Ratios to Average Net AssetsC
Expenses before reductions	.33%	.29%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.33%	.29%	.29%	.29%	.29%
Expenses net of all reductions	.33%	.29%	.29%	.29%	.29%
Net investment income	4.84%	3.00%	1.18%	1.00%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,634,441	$ 1,347,642	$ 1,392,449	$ 1,817,440	$ 2,705,069

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.047	.029	.011	.009	.016
Distributions from net investment income	(.047)	(.029)	(.011)	(.009)	(.016)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A,B	4.76%	2.92%	1.10%	.90%	1.61%
Ratios to Average Net Assets C
Expenses before reductions	.43%	.40%	.40%	.38%	.39%
Expenses net of fee waivers, if any	.43%	.40%	.40%	.38%	.39%
Expenses net of all reductions	.43%	.40%	.40%	.38%	.39%
Net investment income	4.73%	2.88%	1.08%	.91%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 56,502	$ 20,987	$ 13,905	$ 19,606	$ 8,017

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.045	.027	.009	.007	.014
Distributions from net investment income	(.045)	(.027)	(.009)	(.007)	(.014)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A,B	4.61%	2.77%	.95%	.75%	1.45%
Ratios to Average Net Assets C
Expenses before reductions	.58%	.54%	.55%	.54%	.54%
Expenses net of fee waivers, if any	.58%	.54%	.55%	.54%	.54%
Expenses net of all reductions	.58%	.54%	.55%	.54%	.54%
Net investment income	4.59%	2.90%	.93%	.75%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,647	$ 51,301	$ 20,899	$ 3,068	$ 47,604

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.047	.016
Distributions from net investment income	(.047)	(.016)
Net asset value, end of period	$ 1.00	$ 1.00
Total Return B,C,D	4.81%	1.58%
Ratios to Average Net Assets F
Expenses before reductions	.39%	.36% A
Expenses net of fee waivers, if any	.39%	.36% A
Expenses net of all reductions	.39%	.36% A
Net investment income	4.78%	3.72% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 580,013	$ 126,224

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Money Market Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP High Income Portfolio and VIP Money Market Portfolio (the Funds) are funds of VIP Variable Insurance Products Fund. VIP Asset Manager Portfolio and VIP Asset Manager: Growth Portfolio (the Funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio (the Fund) is a fund of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each Fund is authorized to issue an unlimited number of shares. Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. VIP High Income Portfolio also offers Initial Class R, Service Class R and Service Class 2R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

Certain Funds may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Funds, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities owned by VIP Money Market are valued at amortized cost, which approximates value.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Funds' investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed,

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Interest Receivable (for VIP High Income and VIP Money Market) or Distributions receivable from Fidelity Central Funds (for VIP Asset Manager, VIP Asset Manager Growth and VIP Balanced) on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

For VIP Money Market, dividends are declared daily and paid monthly from net investment income and distributions from realized gains, if any, are recorded on the ex-dividend date. Distributions from net investment income and realized gains are recorded on the ex-dividend date for all other VIP Funds. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, swap agreements, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, defaulted bonds, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
VIP Asset Manager	$ 2,069,181,030	$ 134,539,470	$ (11,157,940)	$ 123,381,530
VIP Asset Manager: Growth	215,857,884	17,916,076	(1,641,245)	16,274,831
VIP Balanced	395,149,276	52,342,255	(7,581,313)	44,760,942
VIP High Income	1,334,459,232	43,304,661	(8,664,345)	34,640,316
VIP Money Market	2,377,640,547	-	-	-
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
VIP Asset Manager	$ 67,102,935	$ 60,831,444	$ -
VIP Asset Manager: Growth	5,136,635	-	(39,474,862)
VIP Balanced	19,761,814	6,131,355	-
VIP High Income	324,505	-	(1,110,768,989)
VIP Money Market	48,835	-	(342,158)

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

December 31, 2006
	Ordinary Income	Long-term Capital Gains	Total
VIP Asset Manager	$ 65,774,370	$ -	$ 65,774,370
VIP Asset Manager: Growth	5,395,505	-	5,395,505
VIP Balanced	7,200,897	11,938,214	19,139,111
VIP High Income	103,253,559	-	103,253,559
VIP Money Market	94,777,417	-	94,777,417
December 31, 2005
	Ordinary Income	Long-term Capital Gains	Total
VIP Asset Manager	$ 73,474,247	$ -	$ 73,474,247
VIP Asset Manager: Growth	7,156,575	-	7,156,575
VIP Balanced	8,958,254	-	8,958,254
VIP High Income	242,303,630	-	242,303,630
VIP Money Market	45,352,183	-	45,352,183

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the applicable fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Reverse Repurchase Agreements. To enhance its yield, certain Funds may enter into reverse repurchase agreements whereby a fund transfers securities to a counterparty who then agrees to transfer them back to the applicable fund at a future date and agreed upon price, reflecting a rate of interest below market rate. A fund receives cash proceeds, which are invested in other securities, and agrees to repay the proceeds plus accrued interest in return for the same securities transferred. A fund continues to receive interest payments on the transferred securities during the term of the reverse repurchase agreement. During the period that a reverse repurchase agreement is outstanding each applicable fund identifies cash and liquid securities as segregated in its custodian records with a value at least equal to its obligation under the agreement. If the counterparty defaults on its obligation, because of insolvency or other reasons, the Fund could experience delays and costs in recovering the security or in gaining access to the collateral. For VIP Money Market, the average daily balance during the period for which reverse repurchase agreements were outstanding amounted to $4,830,667. The weighted average interest rate was 4.28%. At period end, there were no reverse repurchase agreements outstanding.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. Certain Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. Certain Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain Funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in each applicable fund's Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain Funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. A Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Swap Agreements. Certain Funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by each applicable Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by each applicable Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. Certain Funds may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by each applicable Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts.

Annual Report

2. Operating Policies - continued

Mortgage Dollar Rolls. To earn additional income, certain Funds may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including non Money Market Central Funds), other than short-term securities, U.S. government securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
VIP Asset Manager	3,206,975,731	3,399,048,032
VIP Asset Manager: Growth	490,520,520	539,407,782
VIP Balanced	210,295,165	178,316,993
VIP High Income	865,731,965	1,016,668,370

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee.

For all funds except VIP Money Market, the management fee is the sum of an individual fund fee rate applied to the average net assets of each Fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .45% of the Fund's average net assets for VIP High Income, .30% for VIP Asset Manager: Growth, .25% for VIP Asset Manager, and .15% for VIP Balanced. The group fee rates averaged .27% for the equity funds and .12% for the fixed-income funds during the period.

For VIP Money Market the management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .12% during the period. The total income-based component is calculated according to a graduated schedule providing for different rates based on the Fund's gross annualized yield. The rate increases as the Fund's gross yield increases. During the period the income-based portion of the management fee was $2,218,147 or an annual rate of .11% of the Fund's average net assets.

For the period each Fund's total annual management fee rate, expressed as a percentage of each Fund's average net assets, was as follows:

VIP Asset Manager	.52%
VIP Asset Manager: Growth	.57%
VIP Balanced	.42%
VIP High Income	.57%
VIP Money Market	.23%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class and Service Class R's average net assets and .25% of Service Class 2 and Service Class 2R's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Service Class R	Service Class 2R
VIP Asset Manager	$ 25,245	$ 138,039	$ -	$ -
VIP Asset Manager: Growth	5,320	15,208	-	-
VIP Balanced	16,148	111,487	-	-
VIP High Income	287,507	239,015	86	218
VIP Money Market	25,344	174,487	-	-

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of the Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. The Investor Class of VIP Asset Manager, VIP Asset Manager: Growth and VIP Balanced pays a transfer agent fee equal to an annual rate of .18% of its month end assets. The Investor Class of VIP High Income and VIP Money Market pays a transfer agent fee equal to an annual rate of .14%, and .12%, of its month end net assets, respectively. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

VIP Asset Manager
Initial Class	$ 1,480,202
Service Class	18,726
Service Class 2	43,857
Investor Class	39,249
$ 1,582,034
VIP Asset Manager: Growth
Initial Class	$ 160,451
Service Class	3,708
Service Class 2	6,116
Investor Class	11,942
$ 182,217
VIP Balanced
Initial Class	$ 190,266
Service Class	12,384
Service Class 2	33,457
Investor Class	98,154
$ 334,261
VIP High Income
Initial Class	$ 659,851
Service Class	192,109
Service Class 2	69,704
Initial Class R	61
Service Class R	61
Service Class 2R	60
Investor Class	70,542
$ 992,388
VIP Money Market
Initial Class	$ 1,044,859
Service Class	19,215
Service Class 2	48,129
Investor Class	428,811
$ 1,541,014

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. Certain Funds may invest in Fidelity Central Funds. The Funds' Schedule of Investments lists each of the Fidelity Central Funds as an investment of each Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or, for each non Money Market Central Fund, at advisor.fidelity.com. The reports are located just after the Funds' financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of each Fund. These strategies are consistent with the investment objectives of each Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of each Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Funds' investment in each Fidelity Fixed-Income Central Fund.

Central Fund	Investment Adviser	Investment Objective	Investment Practices
Fidelity Floating Rate Central Fund	Fidelity Management and Research Company, Inc. (FMRC)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
Fidelity High Income Central Fund 1	Fidelity Management and Research Company, Inc. (FMRC)

Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
Fidelity Ultra-Short Central Fund	Fidelity Investments Money Management, Inc. (FIMM)	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements
VIP Investment Grade Central Fund	Fidelity Investments Money Management, Inc. (FIMM)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements	Delayed Delivery & When Issued Securities Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements

On June 23, 2006, VIP Asset Manager, VIP Asset Manager: Growth and VIP Balanced completed a non-taxable exchange of securities for shares of the VIP Investment Grade Central Fund, an affiliated entity. These are considered non-taxable exchanges for federal income tax purposes, with no gain or loss recognized by each Fund or their shareholders.

VIP Asset Manager exchanged securities with value, including accrued interest, of $652,127,185 (which included $20,726,447 of unrealized depreciation) for 6,521,272 shares (each then valued at $100.00 per share) of the VIP Investment Grade Central Fund.

VIP Asset Manager: Growth exchanged securities with value, including accrued interest, of $36,336,844 (which included $818,420 of unrealized depreciation) for 363,368 shares (each then valued at $100.00 per share) of the VIP Investment Grade Central Fund.

VIP Balanced exchanged securities with value, including accrued interest, of $92,915,128 (which included $3,741,821 of unrealized depreciation) for 929,151 shares (each then valued at $100.00 per share) of the VIP Investment Grade Central Fund.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
VIP Asset Manager	$ 26,732
VIP Asset Manager: Growth	4,337
VIP Balanced	1,874

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Asset Manager: Growth	Borrower	$ 5,161,500	4.99%	$ 1,432
VIP High Income	Borrower	50,002,000	4.95%	6,880
VIP Money Market	Lender	14,417,878	5.09%	-

5. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

VIP Asset Manager	$ 6,659
VIP Asset Manager: Growth	721
VIP Balanced	1,014
VIP High Income	3,930

During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in either cash equivalents or the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to:

VIP Asset Manager	$ 240,704
VIP Asset Manager: Growth	32,398
VIP Balanced	19,845

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangement	Custody Expense Reduction
VIP Asset Manager	$ 437,369	$ 3,227
VIP Asset Manager: Growth	93,077	-
VIP Balanced	83,690	-
VIP High Income	-	13,761
VIP Money Market	-	4,191

Annual Report

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Asset Manager	24%	1	18%
VIP Asset Manager: Growth	73%	-	-
VIP Balanced	71%	1	12%
VIP High Income	21%	2	48%
VIP Money Market	62%	1	11%

9. Other Matters Regarding VIP Asset Manager, VIP Asset Manager: Growth, VIP Balanced, and VIP High Income.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to each of the Funds listed above is not anticipated to have a material impact on such Funds' net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005A
VIP Asset Manager
From net investment income
Initial Class	$ 63,434,414	$ 70,750,221
Service Class	706,426	792,593
Service Class 2	1,331,968	999,970
Investor Class	301,562	-
Total	$ 65,774,370	$ 72,542,784
From net realized gain
Initial Class	$ -	$ 907,054
Service Class	-	10,711
Service Class 2	-	13,698
Total	$ -	$ 931,463
VIP Asset Manager: Growth
From net investment income
Initial Class	$ 5,133,316	$ 6,891,918
Service Class	109,477	146,131
Service Class 2	111,371	118,526
Investor Class	41,341	-
Total	$ 5,395,505	$ 7,156,575

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows: - continued

Years ended December 31,	2006	2005A
VIP Balanced
From net investment income
Initial Class	$ 5,648,168	$ 7,331,284
Service Class	346,499	507,567
Service Class 2	759,239	877,840
Investor Class	446,991	-
Total	$ 7,200,897	$ 8,716,691
From net realized gain
Initial Class	$ 9,229,031	$ 200,857
Service Class	599,479	14,502
Service Class 2	1,395,661	26,204
Investor Class	714,043	-
Total	$ 11,938,214	$ 241,563
VIP High Income
From net investment income
Initial Class	$ 68,637,194	$ 178,515,690
Service Class	20,731,877	49,309,732
Service Class 2	8,160,312	13,285,899
Initial Class R	6,935	12,124
Service Class R	6,854	12,013
Service Class 2R	6,779	11,933
Investor Class	5,703,608	1,156,239
Total	$ 103,253,559	$ 242,303,630
VIP Money Market
From net investment income
Initial Class	$ 73,972,014	$ 42,861,410
Service Class	1,192,586	503,413
Service Class 2	3,206,476	1,060,557
Investor Class	16,406,341	926,803
Total	$ 94,777,417	$ 45,352,183

A Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005A	2006	2005A
VIP Asset Manager
Initial Class
Shares sold	2,117,965	2,915,947	$ 31,923,801	$ 42,234,659
Reinvestment of distributions	4,291,909	4,952,127	63,434,414	71,657,275
Shares redeemed	(34,074,425)	(33,114,328)	(513,616,796)	(480,629,101)
Net increase (decrease)	(27,664,551)	(25,246,254)	$ (418,258,581)	$ (366,737,167)
Service Class
Shares sold	138,220	242,272	$ 2,085,823	$ 3,487,071
Reinvestment of distributions	48,056	55,824	706,426	803,304
Shares redeemed	(614,188)	(577,213)	(9,243,261)	(8,354,296)
Net increase (decrease)	(427,912)	(279,117)	$ (6,451,012)	$ (4,063,921)
Service Class 2
Shares sold	2,616,207	1,466,235	$ 38,570,263	$ 20,976,506
Reinvestment of distributions	91,356	70,935	1,331,968	1,013,668
Shares redeemed	(2,595,506)	(566,476)	(37,521,668)	(8,095,836)
Net increase (decrease)	112,057	970,694	$ 2,380,563	$ 13,894,338

Annual Report

11. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended December 31,	2006	2005A	2006	2005A
VIP Asset Manager - continued
Investor Class
Shares sold	1,227,221	630,233	$ 18,486,890	$ 9,272,918
Reinvestment of distributions	20,431	-	301,562	-
Shares redeemed	(139,388)	(9,837)	(2,111,200)	(144,609)
Net increase (decrease)	1,108,264	620,396	$ 16,677,252	$ 9,128,309
VIP Asset Manager: Growth
Initial Class
Shares sold	471,898	400,393	$ 6,042,415	$ 4,987,117
Reinvestment of distributions	399,480	553,123	5,133,316	6,891,918
Shares redeemed	(5,386,526)	(4,783,614)	(70,711,679)	(59,550,144)
Net increase (decrease)	(4,515,148)	(3,830,098)	$ (59,535,948)	$ (47,671,109)
Service Class
Shares sold	20,643	79,697	$ 268,081	$ 986,639
Reinvestment of distributions	8,573	11,794	109,477	146,131
Shares redeemed	(95,735)	(121,815)	(1,232,677)	(1,500,514)
Net increase (decrease)	(66,519)	(30,324)	$ (855,119)	$ (367,744)
Service Class 2
Shares sold	122,361	201,792	$ 1,590,518	$ 2,506,921
Reinvestment of distributions	8,762	9,613	111,371	118,526
Shares redeemed	(125,933)	(261,528)	(1,612,989)	(3,239,888)
Net increase (decrease)	5,190	(50,123)	$ 88,900	$ (614,441)
Investor Class
Shares sold	550,642	159,021	$ 7,124,044	$ 2,003,653
Reinvestment of distributions	3,225	-	41,341	-
Shares redeemed	(148,989)	(56,392)	(1,944,955)	(726,883)
Net increase (decrease)	404,878	102,629	$ 5,220,430	$ 1,276,770
VIP Balanced
Initial Class
Shares sold	1,241,550	1,236,357	$ 18,332,029	$ 17,375,383
Reinvestment of distributions	1,039,636	539,938	14,877,199	7,532,140
Shares redeemed	(2,970,279)	(3,374,047)	(43,945,090)	(47,380,600)
Net increase (decrease)	(689,093)	(1,597,752)	$ (10,735,862)	$ (22,473,077)
Service Class
Shares sold	12,787	21,835	$ 183,548	$ 304,769
Reinvestment of distributions	66,384	37,586	945,978	522,069
Shares redeemed	(399,681)	(309,945)	(5,859,260)	(4,318,560)
Net increase (decrease)	(320,510)	(250,524)	$ (4,729,734)	$ (3,491,722)
Service Class 2
Shares sold	3,031,190	692,036	$ 44,688,943	$ 9,651,143
Reinvestment of distributions	151,860	65,368	2,154,900	904,044
Shares redeemed	(2,335,926)	(579,257)	(34,243,751)	(8,109,967)
Net increase (decrease)	847,124	178,147	$ 12,600,092	$ 2,445,220
Investor Class
Shares sold	4,881,408	966,823	$ 72,088,001	$ 13,896,815
Reinvestment of distributions	81,248	-	1,161,034	-
Shares redeemed	(310,216)	(9,709)	(4,551,767)	(138,418)
Net increase (decrease)	4,652,440	957,114	$ 68,697,268	$ 13,758,397
VIP High Income
Initial Class
Shares sold	20,391,924	37,931,608	$ 130,862,386	$ 248,546,554
Reinvestment of distributions	10,827,982	28,128,457	68,637,194	178,515,690
Shares redeemed	(60,996,323)	(86,845,685)	(389,548,495)	(567,756,363)
Net increase (decrease)	(29,776,417)	(20,785,620)	$ (190,048,915)	$ (140,694,119)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended December 31,	2006	2005A	2006	2005A
VIP High Income - continued
Service Class
Shares sold	15,758,056	29,061,863	$ 100,943,180	$ 188,149,058
Reinvestment of distributions	3,286,143	7,805,887	20,731,877	49,309,732
Shares redeemed	(27,123,963)	(38,948,041)	(172,895,592)	(254,601,512)
Net increase (decrease)	(8,079,764)	(2,080,291)	$ (51,220,535)	$ (17,142,722)
Service Class 2
Shares sold	8,956,747	16,971,594	$ 56,663,410	$ 108,910,856
Reinvestment of distributions	1,307,892	2,124,657	8,160,311	13,285,899
Shares redeemed	(6,845,198)	(18,474,037)	(43,209,500)	(119,201,649)
Net increase (decrease)	3,419,441	622,214	$ 21,614,221	$ 2,995,106
Initial Class R
Reinvestment of distributions	1,095	1,917	$ 6,935	$ 12,124
Net increase (decrease)	1,095	1,917	$ 6,935	$ 12,124
Service Class R
Reinvestment of distributions	1,087	1,906	$ 6,854	$ 12,013
Net increase (decrease)	1,087	1,906	$ 6,854	$ 12,013
Service Class 2R
Reinvestment of distributions	1,087	1,910	$ 6,779	$ 11,933
Net increase (decrease)	1,087	1,910	$ 6,779	$ 11,933
Investor Class
Shares sold	10,403,901	2,735,811	$ 66,865,919	$ 17,864,904
Reinvestment of distributions	901,089	188,006	5,703,608	1,156,238
Shares redeemed	(1,794,789)	(105,654)	(11,485,726)	(692,378)
Net increase (decrease)	9,510,201	2,818,163	$ 61,083,801	$ 18,328,764

Transactions for each class of shares at $1.00 per share were as follows:

VIP Money Market
Initial Class
Shares sold	805,545,671	578,771,972
Reinvestment of distributions	73,673,472	42,689,819
Shares redeemed	(592,412,576)	(666,171,512)
Net increase (decrease)	286,806,567	(44,709,721)
Service Class
Shares sold	99,908,819	38,588,771
Reinvestment of distributions	1,179,497	501,078
Shares redeemed	(65,574,755)	(32,005,992)
Net increase (decrease)	35,513,561	7,083,857
Service Class 2
Shares sold	87,110,784	53,115,392
Reinvestment of distributions	3,189,428	1,055,054
Shares redeemed	(55,956,973)	(23,765,829)
Net increase (decrease)	34,343,239	30,404,617
Investor Class
Shares sold	560,339,731	158,042,483
Reinvestment of distributions	16,261,969	912,610
Shares redeemed	(122,856,725)	(32,730,593)
Net increase (decrease)	453,744,975	126,224,500

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Asset Manager Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Asset Manager Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2007

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Asset Manager: Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager: Growth Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Asset Manager: Growth Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2007

VIP Asset Manager: Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Balanced Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Balanced Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Balanced Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2007

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2007

VIP High Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Money Market Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Money Market Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI)includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1981, 1988, or 1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001 or 2002

Trustee of Variable Insurance Products Fund (2001), Variable Insurance Products Fund II (2001), and Variable Insurance Products Fund III (2002). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Asset Manager, VIP Asset Manager: Growth, VIP Balanced, VIP High Income, and VIP Money Market. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Balanced. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Walter C. Donovan (44)

Year of Election or Appointment: 2005

Vice President of VIP High Income. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Boyce I. Greer (50)

Year of Election or Appointment: 2005 or 2006

Vice President of VIP Asset Manager (2005), VIP Asset Manager: Growth (2005), VIP Balanced (2005), and VIP Money Market (2006). Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005- present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of VIP Balanced. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Robert A. Lawrence (54)

Year of Election or Appointment: 2006

Vice President of VIP High Income. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Charles S. Morrison (46)

Year of Election or Appointment: 2005

Vice President of VIP Asset Manager, VIP Asset Manager: Growth, and VIP Money Market. Mr. Morrison also serves as Vice President of Fidelity's Money Market Funds (2005-present) and certain Asset Allocation Funds (2002-present). Previously, he served as Vice President of Fidelity's Bond Funds (2002-2005) and certain Balanced Funds (2002-2005). He served as Vice President (2002-2005) and Bond Group Leader (2002-2005) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002-present) and FMR (2002-present). Mr. Morrison joined Fidelity Investments in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (58)

Year of Election or Appointment: 2002 or 2005

Vice President of VIP Asset Manager (2005), VIP Asset Manager: Growth (2005), VIP Balanced (2005), and VIP Money Market (2002). Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of VIP Asset Manager, VIP Asset Manager: Growth, and VIP Balanced. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005- present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Robert Bertelson (45)

Year of Election or Appointment: 2005

Vice President of VIP Asset Manager and VIP Asset Manager: Growth. Mr. Bertelson also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Bertelson worked as a research analyst and portfolio manager. Mr. Bertelson also serves as Vice President of FMR (1999) and FMR Co., Inc. (2001).

Matthew J. Conti (39)

Year of Election or Appointment: 2003

Vice President of VIP High Income. Mr. Conti also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti worked as a research analyst and manager. Mr. Conti also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Richard Habermann (65)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and VIP Asset Manager: Growth. Mr. Habermann also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann worked as a portfolio manager, director of research for FMR Co., division head for international equities and director of international research, and chief investment officer for Fidelity International Limited. Mr. Habermann also serves as Senior Vice President of FMR (1993) and FMR Co., Inc. (2001).

James Kim Miller (42)

Year of Election or Appointment: 2003 or 2004

Vice President of VIP Asset Manager (2004), VIP Asset Manager: Growth (2004), and VIP Money Market (2003). Mr. Miller also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Miller worked as an analyst, bond trader, and portfolio manager.

Ford O'Neil (43)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager, VIP Asset Manager: Growth, and VIP Balanced. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil worked as a research analyst and portfolio manager.

Lawrence Rakers (42)

Year of Election or Appointment: 2005

Vice President of VIP Balanced. Mr. Rakers also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Rakers worked as a research analyst and manager. Mr. Rakers also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1995 or 1998

Secretary of VIP Asset Manager (1998), VIP Asset Manager: Growth (1995), VIP Balanced (1995), VIP High Income (1998), and VIP Money Market (1998). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Asset Manager, VIP Asset Manager: Growth, VIP Balanced, VIP High Income, and VIP Money Market. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Asset Manager, VIP Asset Manager: Growth, VIP Balanced, VIP High Income, and VIP Money Market. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Asset Manager, VIP Asset Manager: Growth, VIP Balanced, VIP High Income, and VIP Money Market. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Asset Manager, VIP Asset Manager: Growth, VIP Balanced, VIP High Income, and VIP Money Market. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Asset Manager, VIP Asset Manager: Growth, VIP Balanced, VIP High Income, and VIP Money Market. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Asset Manager, VIP Asset Manager: Growth, VIP Balanced, VIP High Income, and VIP Money Market. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Asset Manager, VIP Asset Manager: Growth, VIP Balanced, VIP High Income, and VIP Money Market. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)

Year of Election or Appointment: 1986, 1989, or 1995

Assistant Treasurer of VIP Asset Manager (1989), VIP Asset Manager: Growth (1995), VIP Balanced (1995), VIP High Income (1986), and VIP Money Market (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Asset Manager, VIP Asset Manager: Growth, VIP Balanced, VIP High Income, and VIP Money Market. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager, VIP Asset Manager: Growth, VIP Balanced, VIP High Income, and VIP Money Market. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Asset Manager, VIP Asset Manager: Growth, VIP Balanced, VIP High Income, and VIP Money Market. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Asset Manager, VIP Asset Manager: Growth, VIP Balanced, VIP High Income, and VIP Money Market. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
VIP Asset Manager
Initial Class	02/09/07	02/09/07	$.492	$.45
Service Class	02/09/07	02/09/07	$.474	$.45
Service Class 2	02/09/07	02/09/07	$.452	$.45
Investor Class	02/09/07	02/09/07	$.481	$.45
VIP Balanced
Initial Class	02/09/07	02/09/07	$.294	$.62
Service Class	02/09/07	02/09/07	$.272	$.62
Service Class 2	02/09/07	02/09/07	$.267	$.62
Investor Class	02/09/07	02/09/07	$.289	$.62

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2006, or, if subsequently determined to be different, the net capital gain of such year.

Fund
VIP Asset Manager	$ 60,831,444
VIP Balanced	$ 6,314,078

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fund
VIP Asset Manager
Initial Class	9.50%
Service Class	9.50%
Service Class 2	9.50%
Investor Class	9.50%
VIP Balanced
Initial Class	10.34%
Service Class	10.34%
Service Class 2	10.34%
Investor Class	10.34%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund
VIP Asset Manager
Initial Class	41%
Service Class	43%
Service Class 2	45%
Investor Class	41%
VIP Asset Manager: Growth
Initial Class	62%
Service Class	65%
Service Class 2	71%
Investor Class	60%
VIP Balanced
Initial Class	39%
Service Class	41%
Service Class 2	44%
Investor Class	38%

The funds will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Variable Insurance Products Fund shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	17,902,425,874.20	95.888
Withheld	767,753,174.62	4.112
TOTAL	18,670,179,048.82	100.000
Albert R. Gamper, Jr.
Affirmative	17,903,848,885.90	95.895
Withheld	766,330,162.92	4.105
TOTAL	18,670,179,048.82	100.000
Robert M. Gates
Affirmative	17,872,803,847.04	95.729
Withheld	797,375,201.78	4.271
TOTAL	18,670,179,048.82	100.000
George H. Heilmeier
Affirmative	17.870,083,099.32	95.715
Withheld	800,095,949.50	4.285
TOTAL	18,670,179,048.82	100.000
Edward C. Johnson 3d
Affirmative	17,855,450,949.13	95.636
Withheld	814,728,099.69	4.364
TOTAL	18,670,179,048.82	100.000
Stephen P. Jonas
Affirmative	17,891,792,907.31	95.831
Withheld	778,386,141.51	4.169
TOTAL	18,670,179,048.82	100.000
James H. KeyesB
Affirmative	17,882,873,107.76	95.783
Withheld	787,305,941.06	4.217
TOTAL	18,670,179,048.82	100.000
Marie L. Knowles
Affirmative	17,891,908,567.08	95.831
Withheld	778,270,481.74	4.169
TOTAL	18,670,179,048.82	100.000
Ned C. Lautenbach
Affirmative	17,899,551,251.03	95.872
Withheld	770,627,797.79	4.128
TOTAL	18,670,179,048.82	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	17,860,461,325.05	95.663
Withheld	809,717,723.77	4.337
TOTAL	18,670,179,048.82	100.000
Robert L. Reynolds
Affirmative	17,894,978,918.13	95.848
Withheld	775,200,130.69	4.152
TOTAL	18,670,179,048.82	100.000
Cornelia M. Small
Affirmative	17,897,519,970.69	95.862
Withheld	772,659,078.13	4.138
TOTAL	18,670,179,048.82	100.000
William S. Stavropoulos
Affirmative	17,871,058,112.55	95.720
Withheld	799,120,936.27	4.280
TOTAL	18,670,179,048.82	100.000
Kenneth L. Wolfe
Affirmative	17,886,340,376.33	95.802
Withheld	783,838,672.49	4.198
TOTAL	18,670,179,048.82	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Proxy Voting Results

A special meeting of Variable Insurance Products Fund II shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	19,419,182,033.88	95.977
Withheld	813,940,202.46	4.023
TOTAL	20,233,122,236.34	100.000
Albert R. Gamper, Jr.
Affirmative	19,417,825,815.82	95.970
Withheld	815,296,420.52	4.030
TOTAL	20,233,122,236.34	100.000
Robert M. Gates
Affirmative	19,390,784,271.26	95.837
Withheld	842,337,965.08	4.163
TOTAL	20,233,122,236.34	100.000
George H. Heilmeier
Affirmative	19,353,173,496.34	95.651
Withheld	879,948,740.00	4.349
TOTAL	20,233,122,236.34	100.000
Edward C. Johnson 3d
Affirmative	19,322,069,176.47	95.497
Withheld	911,053,059.87	4.503
TOTAL	20,233,122,236.34	100.000
Stephen P. Jonas
Affirmative	19,417,779,101.30	95.970
Withheld	815,343,135.04	4.030
TOTAL	20,233,122,236.34	100.000
James H. KeyesB
Affirmative	19,383,487,380.07	95.801
Withheld	849,634,856.27	4.199
TOTAL	20,233,122,236.34	100.000
Marie L. Knowles
Affirmative	19,409,426,751.83	95.929
Withheld	823,695,484.51	4.071
TOTAL	20,233,122,236.34	100.000
Ned C. Lautenbach
Affirmative	19,417,454,145.14	95.969
Withheld	815,668,091.20	4.031
TOTAL	20,233,122,236.34	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	19,346,368,957.66	95.617
Withheld	886,753,278.68	4.383
TOTAL	20,233,122,236.34	100.000
Robert L. Reynolds
Affirmative	19,419,020,297.04	95.976
Withheld	814,101,939.30	4.024
TOTAL	20,233,122,236.34	100.000
Cornelia M. Small
Affirmative	19,417,008,567.86	95.966
Withheld	816,113,668.48	4.034
TOTAL	20,233,122,236.34	100.000
William S. Stavropoulos
Affirmative	19,369,689,514.48	95.733
Withheld	863,432,721.86	4.267
TOTAL	20,233,122,236.34	100.000
Kenneth L. Wolfe
Affirmative	19,381,544,220.54	95.791
Withheld	851,578,015.80	4.209
TOTAL	20,233,122,236.34	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Proxy Voting Results

A special meeting of Variable Insurance Products Fund III shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	8,022,573,906.52	96.057
Withheld	329,291,624.43	3.943
TOTAL	8,351,865,530.95	100.000
Albert R. Gamper, Jr.
Affirmative	8,017,939,119.36	96.002
Withheld	333,926,411.59	3.998
TOTAL	8,351,865,530.95	100.000
Robert M. Gates
Affirmative	8,011,581,068.50	95.926
Withheld	340,284,462.45	4.074
TOTAL	8,351,865,530.95	100.000
George H. Heilmeier
Affirmative	8,000,846,196.79	95.797
Withheld	351,019,334.16	4.203
TOTAL	8,351,865,530.95	100.000
Edward C. Johnson 3d
Affirmative	7,992,112,301.22	95.693
Withheld	359,753,229.73	4.307
TOTAL	8,351,865,530.95	100.000
Stephen P. Jonas
Affirmative	8,019,883,742.95	96.025
Withheld	331,981,788.00	3.975
TOTAL	8,351,865,530.95	100.000
James H. KeyesB
Affirmative	8,015,436,547.06	95.972
Withheld	336,428,983.89	4.028
TOTAL	8,351,865,530.95	100.000
Marie L. Knowles
Affirmative	8,015,361,874.49	95.971
Withheld	336,503,656.46	4.029
TOTAL	8,351,865,530.95	100.000
Ned C. Lautenbach
Affirmative	8,018,503,793.25	96.009
Withheld	333,361,737.70	3.991
TOTAL	8,351,865,530.95	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	8,000,170,571.19	95.789
Withheld	351,694,959.76	4.211
TOTAL	8,351,865,530.95	100.000
Robert L. Reynolds
Affirmative	8,020,815,676.67	96.036
Withheld	331,049,854.28	3.964
TOTAL	8,351,865,530.95	100.000
Cornelia M. Small
Affirmative	8.020,146,516.32	96.028
Withheld	331,719,014.63	3.972
TOTAL	8,351,865,530.95	100.000
William S. Stavropoulos
Affirmative	8,009,250,640.78	95.898
Withheld	342,614,890.17	4.102
TOTAL	8,351,865,530.95	100.000
Kenneth L. Wolfe
Affirmative	8,013,187,941.55	95.945
Withheld	338,677,589.40	4.055
TOTAL	8,351,865,530.95	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Asset Manager Portfolio
VIP Asset Manager: Growth Portfolio
VIP Balanced Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of the management fee and total expenses of each fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Investment Performance and Compliance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class (except Investor Class), as well as each fund's relative investment performance for each class (except Investor Class) measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of each fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated. For each of VIP Asset Manager Portfolio and VIP Asset Manager: Growth Portfolio, the fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's three asset classes according to their respective weightings in the fund's neutral mix. For VIP Balanced Portfolio, the fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories in both equity and bond securities.

VIP Asset Manager Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one- and five-year periods and the fourth quartile for the three-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the cumulative total return of Initial Class of the fund was higher than its benchmark for the one-year period. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar. The Board will continue to closely monitor the performance of the fund in the coming year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Asset Manager: Growth Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one- and three-year periods and the fourth quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar. The Board will continue to closely monitor the performance of the fund in the coming year.

VIP Balanced Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the second quartile for the one- and five-year periods and the fourth quartile for the three-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the cumulative total return of Initial Class of the fund compared favorably to its benchmark for the one-year period. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit the fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 30% means that 70% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Asset Manager Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Asset Manager: Growth Portfolio

VIP Balanced Portfolio

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the total expenses of each class of each fund, the Board considered each fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of each fund's classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expenses of each of Initial Class, Investor Class and Service Class of VIP Asset Manager Portfolio ranked below its competitive median for 2005, and the total expenses of Service Class 2 ranked above its competitive median for 2005.

Annual Report

The Board noted that the total expenses of Initial Class of VIP Asset Manager: Growth Portfolio ranked below its competitive median for 2005, the total expenses of Service Class ranked equal to its competitive median for 2005, and the total expenses of each of Investor Class and Service Class 2 ranked above its competitive median for 2005. The Board considered that Investor Class was above median primarily due to its higher transfer agent fee.

The Board noted that the total expenses of each class of VIP Balanced Portfolio ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of each fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Asset Manager: Growth, Balanced,
Asset Manager, and High Income Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager: Growth, Balanced, Money Market,
and Asset Manager Portfolios

Fidelity Management & Research (U.K.) Inc.
Asset Manager: Growth, Balanced, and Asset Manager
Portfolios
Fidelity Research & Analysis Company (formerly Fidelity
Management & Research (Far East) Inc.)
Asset Manager: Growth, Balanced, Asset Manager,
Money Market, and High Income Portfolios

Fidelity Investments Japan Limited
Asset Manager: Growth, Balanced, Asset Manager,
and High Income Portfolios

Fidelity International Investment Advisors
Asset Manager: Growth, Balanced, Money Market,
Asset Manager, and High Income Portfolios

Fidelity International Investment Advisors (U.K.) Limited
Asset Manager: Growth, Balanced, Money Market,
Asset Manager, and High Income Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
Money Market and High Income Portfolios

JPMorgan Chase Bank, New York, NY
Asset Manager: Growth, Balanced, and Asset Manager Portfolios

VIPGRP2-ANN-0207
1.768593.105

Item 2. Code of Ethics

As of the end of the period, December 31, 2006, Variable Insurance Products Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, Money Market Portfolio and Overseas Portfolio (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Equity-Income Portfolio	$88,000	$87,000
Growth Portfolio	$74,000	$77,000
High Income Portfolio	$73,000	$67,000
Money Market Portfolio	$38,000	$35,000
Overseas Portfolio	$61,000	$55,000
All funds in the Fidelity Group of Funds audited by PwC	$13,900,000	$12,300,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Value Portfolio (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Value Portfolio	$34,000	$33,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$6,700,000	$5,700,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005A
Equity-Income Portfolio	$0	$0
Growth Portfolio	$0	$0
High Income Portfolio	$0	$0
Money Market Portfolio	$0	$0
Overseas Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005A
Value Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006A	2005A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A
Equity-Income Portfolio	$3,600	$3,400
Growth Portfolio	$2,700	$2,500
High Income Portfolio	$2,700	$2,500
Money Market Portfolio	$1,800	$1,700
Overseas Portfolio	$4,600	$4,200
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2006A	2005A
Value Portfolio	$4,500	$4,300
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A
Equity-Income Portfolio	$9,000	$10,900
Growth Portfolio	$7,200	$9,400
High Income Portfolio	$2,200	$2,800
Money Market Portfolio	$2,100	$2,300
Overseas Portfolio	$3,300	$3,400
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2006A	2005A
Value Portfolio	$ 0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$125,000	$190,000
Deloitte Entities	$180,000	$160,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by PwC of $1,355,000A and $1,340,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$165,000	$250,000
Non-Covered Services	$1,190,000	$1,090,000B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by Deloitte Entities of $720,000A and $400,000A,B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$185,000	$150,000
Non-Covered Services	$535,000	$250,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	February 16, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	February 16, 2007